UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Money Market Funds

February 29, 2020

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 3, 2020 (Unaudited)

Dear Shareholders,

Amid the unprecedented global response to the COVID-19 pandemic, all of us at J.P. Morgan Asset Management sincerely hope that you and your loved ones are safe and healthy. We continue to closely monitor the situation globally and implement protocols and processes based on recommendations from relevant authorities aimed at protecting our clients, shareholders, employees, businesses and the broader public health.

“Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.”
— Andrea L. Lisher

We want to assure you that J.P. Morgan Asset Management is deeply committed to protecting and serving our clients and shareholders through this crisis. We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and digital channels.

Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	1

J.P. Morgan Money Market Funds

FUNDS COMMENTARY

April 15, 2020

Dear Shareholders,

We are dealing with an extraordinary global COVID-19 crisis and an unprecedented financial markets environment. Throughout our history, JPMorgan Asset Management Global Liquidity has helped clients navigate shifting market environments while drawing on JPMorgan’s global resources and expertise to deliver effective short-term fixed income strategies. This current, extraordinary environment is no different.

Subsequent to the twelve month reporting period ended February 29, 2020, a global erosion in equity prices, government bond yields dropping to historical lows and oil prices collapsing led to industry-wide large redemptions from prime money market funds, which typically invest in short-term taxable commercial debt securities. Investor concerns that liquidity would evaporate in the market for these funds drove a sharp increase in asset outflows in the first two weeks of March 2020. Conversely, U.S. government and U.S. Treasury money market funds saw significant asset inflows during this time. JPMorgan government and Treasury money market funds have seen large net asset inflows and assets under management in the JPMorgan U.S. Government Money Market Fund have swelled to more than $200 billion from about $150 billion at the end of 2019.1

The U.S. Federal Reserve (the “Fed”) responded swiftly in March, taking aggressive actions, including reducing its target range for the fed funds interest rate by 100 basis points (bps), to its effective lower bound of 0-25 bps; restarting its quantitative easing program, committing to purchase an unlimited amount of U.S. Treasury bonds and mortgage-backed securities; lowering the primary credit rate at the discount window by 15 bps to 0.25%; and lowering required bank reserved ratios to zero. In the following weeks, prime money markets largely stabilized but by the end of the month an estimated $157 billion in assets — roughly 14% of industry-wide money market assets under management — had been redeemed by investors in prime money market funds.2

Fed policy actions included other measures designed to support market liquidity and the flow of credit. The central bank created the Commercial Paper Funding Facility and the Money Market Fund Liquidity Facility and reinstated its Term Asset-Backed Securities Lending Facility in addition to interest rate reductions. These actions — plus a $2.3 trillion stimulus package from the U.S. Congress — resulted in improved liquidity for front-end fixed income markets. By April 15, JPMorgan’s prime money market funds had recorded net inflows of about $20 billion, recovering about 70% of assets under management that had flowed out of our prime funds from March 12 to March 31.3 We believe the experience and knowledge of the JPMorgan Asset Management Global Liquidity team and JPMorgan’s standing as one of the largest global providers of prime money market funds provides us with the expertise and scale to continue to serve our fund shareholders in the face of the global impact of COVID-19.

In the larger picture, market data have displayed some uncanny similarities in directionality and magnitude between the current global crisis and the financial crisis of 2008-09. The market data for both periods show sizable declines in equity prices, indicating a significant weakening of corporate profitability. In addition, in both periods we can see a greater widening in front-end credit spreads than in long-term credit spreads, indicating a pronounced lack of liquidity in the short-term fixed income markets. Furthermore, the current monetary response is also similar to actions taken in 2008-09, with the Fed implementing a zero interest rate policy and making large-scale asset purchases.

Notable differences, from a markets perspective, include the depth of the labor market stress, the size and speed of the U.S. government’s fiscal response and the health of the U.S. financial system. Recent initial weekly jobless claims have hit record highs, which indicates there will likely be more short-term stress on the average consumer in the current downturn than during the 2008-09 financial crisis and recession that followed it. However, the U.S. Congress’s fiscal rescue response now totals nearly double what it approved during the 2008-09 financial crisis and it appears that there is Congressional support to do more, if necessary. Additionally, the banking system today remains relatively strong, which should enable the Fed to funnel capital to those segments of the economy that need it most.

Over the long term, our significant and long standing investments in both talent and technology allow JPMorgan Global Liquidity to continue to provide our shareholders with opportunities and solutions throughout market cycles and global turmoil. We thank you for your continued partnership and trust in our company and our products.

John T. Donohue

CEO of Asset Management Americas, Head and CIO of the Global Liquidity Business

[1]	Cranedata.com, April 15, 2020.
[2]	Cranedata.com, March 31, 2020.
[3]	Cranedata.com, April 15, 2020.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Academy^, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 29, 2020	$63.0 Billion
Weighted Average Maturity^^	31 calendar days
Weighted Average Life^^^	81 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	47.4%
8–30 calendar days	18.5
31–60 calendar days	17.4
61–90 calendar days	8.2
91–180 calendar days	7.5
181+ calendar days	1.0

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Class C Shares	0.87%
Academy Shares	1.67
Agency Shares	1.59
Capital Shares	1.67
IM Shares	1.68
Institutional Class Shares	1.64
Morgan Shares	1.33
Premier Shares	1.39
Reserve Shares	1.14

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (2.60)%, 1.50%, 1.54%, 1.64%, 1.68%, 1.58%, 1.33%, 1.37% and 0.95% for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 29, 2020	$970.4 Million
Weighted Average Maturity^	30 calendar days
Weighted Average Life^^	34 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	73.5%
8–30 calendar days	4.8
31–60 calendar days	2.9
61–90 calendar days	9.3
91–180 calendar days	7.2
181+ calendar days	2.3

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	0.92%
Capital Shares	1.01
IM Shares	1.03
Institutional Class Shares	0.98

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.83%, 0.95%, 1.00% and 0.90% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Securities Lending Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 29, 2020	$3.5 Billion
Weighted Average Maturity^	24 calendar days
Weighted Average Life^^	56 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	53.2%
8–30 calendar days	20.2
31–60 calendar days	10.3
61–90 calendar days	11.6
91–180 calendar days	4.7

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency SL Shares	1.75%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 1.65% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 29, 2020	$10.8 Billion
Weighted Average Maturity^^	29 calendar days
Weighted Average Life^^^	68 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	53.9%
8–30 calendar days	15.9
31–60 calendar days	13.7
61–90 calendar days	7.4
91–180 calendar days	8.6
181+ calendar days	0.5

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Class C Shares	0.87%
Agency Shares	1.59
Capital Shares	1.67
Institutional Class Shares	1.64
Investor Shares	1.33
Morgan Shares	1.25
Premier Shares	1.39
Reserve Shares	1.14

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.69%, 1.55%, 1.65%, 1.60%, 1.31%, 1.24%, 1.39% and 1.14% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy^, Agency, Capital, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 29, 2020	$159.2 Billion
Weighted Average Maturity^^	27 calendar days
Weighted Average Life^^^	91 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	68.1%
8–30 calendar days	12.0
31–60 calendar days	5.5
61–90 calendar days	3.2
91–180 calendar days	7.5
181+ calendar days	3.7

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Academy Shares	1.48%
Agency Shares	1.40
Capital Shares	1.48
E*Trade Shares	0.66
IM Shares	1.52
Institutional Class Shares	1.45
Investor Shares	1.17
Morgan Shares	1.07
Premier Shares	1.22
Reserve Shares	0.97
Service Shares	0.61

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.47%, 1.37%, 1.47%, 0.62%, 1.52%, 1.42%, 1.17%, 1.07%, 1.22%, 0.97% and 0.61% for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 29, 2020	$31.1 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	62 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	65.4%
8–30 calendar days	14.7
31–60 calendar days	4.6
61–90 calendar days	1.6
91–180 calendar days	4.2
181+ calendar days	9.5

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Class C Shares	0.66%
Agency Shares	1.38
Capital Shares	1.46
IM Shares	1.49
Institutional Class Shares	1.43
Investor Shares	1.14
Morgan Shares	1.04
Premier Shares	1.19
Reserve Shares	0.94

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.49%, 1.34%, 1.44%, 1.49%, 1.40%, 1.13%, 1.04%, 1.19% and 0.94% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of February 29, 2020	$3.1 Billion
Weighted Average Maturity^	43 calendar days
Weighted Average Life^^	80 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	20.3%
8–30 calendar days	26.8
31–60 calendar days	29.4
61–90 calendar days	13.9
91–180 calendar days	6.3
181+ calendar days	3.3

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	1.37%
Institutional Class Shares	1.42
Morgan Shares	1.04
Premier Shares	1.19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.34%, 1.39%, 1.03% and 1.19% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM^, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 29, 2020	$66.1 Billion
Weighted Average Maturity^^	45 calendar days
Weighted Average Life^^^	96 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	20.0%
8–30 calendar days	36.4
31–60 calendar days	24.3
61–90 calendar days	7.4
91–180 calendar days	3.0
181+ calendar days	8.9

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	1.37%
Capital Shares	1.45
IM Shares	1.48
Institutional Class Shares	1.42
Morgan Shares	1.04
Premier Shares	1.18
Reserve Shares	0.93

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on January 15, 2020.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.32%, 1.42%, 1.48%, 1.37%, 1.02%, 1.18% and 0.92% for Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 29, 2020	$12.5 Billion
Weighted Average Maturity^	27 calendar days
Weighted Average Life^^	27 calendar days

MATURITY SCHEDULE**^
2–7 calendar days	81.7%
8–30 calendar days	1.3
31–60 calendar days	2.0
61–90 calendar days	5.4
91–180 calendar days	5.4
181+ calendar days	4.2

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	0.92%
Institutional Class Shares	0.97
Morgan Shares	0.58
Premier Shares	0.73
Reserve Shares	0.48

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.89%, 0.94%, 0.55%, 0.73% and 0.48% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of February 29, 2020	$2.0 Billion
Weighted Average Maturity^^	31 calendar days
Weighted Average Life^^^	33 calendar days

MATURITY SCHEDULE**^^
1 calendar day	0.0	%***
2–7 calendar days	82.2
8–30 calendar days	2.1
31–60 calendar days	1.5
61–90 calendar days	1.8
91–180 calendar days	6.3
181+ calendar days	6.1

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	0.97%
Institutional Class Shares	1.02
Morgan Shares	0.64
Premier Shares	0.78
Service Shares	0.18

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 29, 2020.
***	Amount rounds to less than 0.05%.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.88%, 0.93%, 0.58%, 0.73% and 0.13% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Agency^, E*Trade^^, Institutional Class^, Morgan, Premier and Service
Net Assets as of February 29, 2020	$576.7 Million
Weighted Average Maturity^^^	27 calendar days
Weighted Average Life^^^^	28 calendar days

MATURITY SCHEDULE**^^^
2–7 calendar days	75.8%
31–60 calendar days	5.7
61–90 calendar days	8.3
91–180 calendar days	8.5
181+ calendar days	1.7

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	0.84%
Institutional Class Shares	0.89
Morgan Shares	0.51
Premier Shares	0.65
Service Shares	0.05

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on March 1, 2019.
^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.75%, 0.80%, 0.45%, 0.61% and 0.01% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	Agency^, E*Trade^^, Institutional Class^, Morgan, Premier, Reserve and Service
Net Assets as of February 29, 2020	$2.7 Billion
Weighted Average Maturity^^^	23 calendar days
Weighted Average Life^^^^	24 calendar days

MATURITY SCHEDULE**^^^
2–7 calendar days	86.4%
8–30 calendar days	0.8
31–60 calendar days	0.2
61–90 calendar days	1.1
91–180 calendar days	9.1
181+ calendar days	2.4

7-DAY SEC YIELD AS OF FEBRUARY 29, 2020(1)
Agency Shares	0.92%
Institutional Class Shares	0.97
Morgan Shares	0.59
Premier Shares	0.73
Reserve Shares	0.48
Service Shares	0.13

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on March 1, 2019.
^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 29, 2020.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.85%, 0.90%, 0.55%, 0.70%, 0.45% and 0.09% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 28.7%

Barclays Capital, Inc., 1.83%, dated 2/28/2020, due 4/3/2020, repurchase price $400,710, collateralized by Collateralized Mortgage Obligations, 0.00% - 27.77%, due 10/25/2021 - 5/11/2063, FHLMC, 5.88% - 12.63%, due 10/25/2029 - 1/25/2050 and FNMA Connecticut Avenue Securities, 0.00% - 7.38%, due 7/25/2029 - 1/25/2040, with a value of $432,000.	400,000	400,000

Barclays Capital, Inc., 1.86%, dated 2/28/2020, due 4/3/2020, repurchase price $190,343, collateralized by Collateralized Mortgage Obligations, 0.00% - 4.58%, due 12/15/2021 - 2/18/2053 and FHLMC, 5.38% - 6.46%, due 5/25/2043 - 2/25/2050, with a value of $205,200.	190,000	190,000

BMO Capital Markets Corp., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $52,007, collateralized by Asset-Backed Securities, 1.67% - 4.43%, due 12/20/2022 - 1/15/2069, Collateralized Mortgage Obligations, 4.09%, due 10/13/2048, Corporate Bonds, 2.20% - 8.13%, due 3/18/2021 - 6/15/2048, Corporate Notes, 2.15%, due 4/29/2021 and Sovereign Government Securities, 2.38%, due 1/29/2021, with a value of $67,726.	52,000	52,000

BMO Capital Markets Corp., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $110,015, collateralized by Asset-Backed Securities, 1.74% - 4.74%, due 6/21/2021 - 8/15/2068, Corporate Bonds, 2.20% - 8.63%, due 3/15/2020 - 2/24/2050, Corporate Notes, 2.25% - 3.65%, due 2/12/2021 - 6/12/2024, FHLMC, 2.54% - 3.16%, due 5/25/2025 - 7/25/2026, FNMA, 9.12%, due 6/25/2037 and Sovereign Government Securities, 2.38%, due 1/29/2021, with a value of $117,024.	110,000	110,000

BMO Capital Markets Corp., 1.70%, dated 2/28/2020, due 3/6/2020, repurchase price $25,008, collateralized by Asset-Backed Securities, 2.05% - 8.99%, due 3/13/2026 - 2/15/2050, Collateralized Mortgage Obligations, 2.81% - 4.41%, due 8/17/2046 - 3/11/2050, Corporate Bonds, 1.88% - 5.25%, due 3/27/2020 - 2/15/2030, Corporate Notes, 2.45%, due 1/9/2030 and FHLMC, 4.00%, due 5/1/2046, with a value of $27,040.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 1.85%, dated 2/28/2020, due 3/6/2020, repurchase price $45,016, collateralized by Asset-Backed Securities, 0.00% - 8.99%, due 1/16/2024 - 6/26/2056, Collateralized Mortgage Obligations, 0.11% - 5.53%, due 4/25/2032 - 8/25/2055, Corporate Bonds, 2.05% - 8.63%, due 5/21/2021 - 1/1/2999, Corporate Notes, 2.65%, due 6/12/2024, FHLMC, 2.50% - 4.00%, due 6/25/2027 - 2/1/2050 and GNMA, 3.00% - 5.00%, due 1/20/2050 - 2/20/2050, with a value of $48,516.	45,000	45,000

BMO Capital Markets Corp., 1.86%, dated 2/28/2020, due 3/6/2020, repurchase price $100,036, collateralized by Asset-Backed Securities, 0.00% - 3.69%, due 11/18/2021 - 6/26/2056, Collateralized Mortgage Obligations, 0.02% - 1.24%, due 6/10/2038 - 1/15/2049, Corporate Bonds, 2.13% - 10.88%, due 5/18/2020 - 5/15/2050, Corporate Notes, 1.88% - 2.75%, due 2/12/2021 - 5/19/2022, Municipal Debt Securities, 2.13% - 2.64%, due 8/25/2031 - 10/25/2037 and Sovereign Government Securities, 2.38%, due 1/29/2021, with a value of $106,664.	100,000	100,000

BNP Paribas SA, 1.74%, dated 2/28/2020, due 3/3/2020, repurchase price $175,034, collateralized by Asset-Backed Securities, 2.01% - 9.84%, due 5/15/2025 - 8/15/2042, Collateralized Mortgage Obligations, 3.98% - 5.40%, due 1/25/2050 - 5/25/2057, Corporate Bonds, 0.00% - 8.63%, due 8/15/2020 - 1/1/2999, Sovereign Government Securities, 4.88% - 8.75%, due 1/22/2021 - 1/23/2050 and U.S. Treasury Securities, 0.63% - 1.50%, due 1/31/2022 - 4/15/2023, with a value of $186,594.	175,000	175,000

Bofa Securities, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $400,056, collateralized by Common Stocks, 0.00%, due 1/1/2999 and Preferred Stocks, 3.36% - 8.25%, due 5/1/2029 - 1/1/2999, with a value of $432,000.	400,000	400,000

Bofa Securities, Inc., 1.93%, dated 2/28/2020, due 4/3/2020, repurchase price $841,576, collateralized by Corporate Bonds, 2.63% - 5.95%, due 6/4/2020 - 12/1/2086 and Corporate Notes, 2.63% - 4.75%, due 2/4/2021 - 4/15/2058, with a value of $882,001.	840,000	840,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Bofa Securities, Inc., 1.98%, dated 2/28/2020, due 4/3/2020, repurchase price $175,337, collateralized by Corporate Bonds, 2.60% - 7.50%, due 1/19/2022 - 1/26/2050 and Corporate Notes, 3.46% - 3.65%, due 5/24/2021 - 9/1/2049, with a value of $183,750.	175,000	175,000

Bofa Securities, Inc., 1.98%, dated 2/28/2020, due 4/3/2020, repurchase price $303,383, collateralized by Commercial Paper, 0.00%, due 3/2/2020 - 5/19/2020, Corporate Bonds, 0.00% - 14.00%, due 3/15/2020 - 1/1/2999, Corporate Notes, 0.00% - 8.63%, due 3/25/2020 - 6/19/2032 and FNMA, 2.50%, due 12/1/2049, with a value of $322,261.	302,800	302,800

Citigroup Global Markets Holdings, Inc., 1.97%, dated 2/28/2020, due 3/5/2020, repurchase price $227,274, collateralized by Asset-Backed Securities, 2.00% - 9.15%, due 12/16/2024 - 10/25/2069, Collateralized Mortgage Obligations, 1.25% - 5.42%, due 6/15/2034 - 12/16/2072, FHLMC, 3.75% - 4.75%, due 12/26/2030 - 11/26/2057 and FNMA Connecticut Avenue Securities, 3.66% - 6.26%, due 3/25/2031 - 1/25/2040, with a value of $246,354.	227,200	227,200

Citigroup Global Markets Holdings, Inc., 1.82%, dated 2/28/2020, due 4/18/2020, repurchase price $223,362, collateralized by Asset-Backed Securities, 0.00% - 7.26%, due 9/15/2021 - 10/28/2064, Collateralized Mortgage Obligations, 0.00% - 5.16%, due 7/15/2030 - 6/30/2053, Corporate Bonds, 0.00% - 11.50%, due 3/6/2020 - 1/1/2999, Corporate Notes, 0.00% - 8.75%, due 3/2/2020 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.31%, due 10/25/2030 and Municipal Debt Securities, 0.00%, due 7/1/2046, with a value of $238,737.	222,800	222,800

Credit Suisse Securities USA LLC, 1.78%, dated 2/28/2020, due 3/6/2020, repurchase price $90,031, collateralized by Asset-Backed Securities, 0.00% - 6.50%, due 8/15/2026 - 10/15/2116 and Collateralized Mortgage Obligations, 0.00% - 9.72%, due 7/20/2020 - 8/25/2045, with a value of $98,517.	90,000	90,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $5,500,729, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 1/15/2023 - 2/15/2047, with a value of $5,610,000.	5,500,000	5,500,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 2.00% - 2.25%, due 4/30/2024 - 5/31/2024, with a value of $1,020,000.	1,000,000	1,000,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 0.38% - 3.00%, due 7/15/2025 - 9/30/2025, with a value of $1,020,002.	1,000,000	1,000,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $3,000,400, collateralized by U.S. Treasury Securities, 0.25% - 4.38%, due 11/15/2027 - 5/15/2040, with a value of $3,060,004.	3,000,000	3,000,000

HSBC Securities USA, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $20,003, collateralized by Asset-Backed Securities, 2.22% - 3.03%, due 6/15/2039 - 1/15/2043 and Municipal Debt Securities, 0.00%, due 8/1/2031, with a value of $21,203.	20,000	20,000

HSBC Securities USA, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $60,008, collateralized by Corporate Bonds, 2.40% - 6.63%, due 1/14/2022 - 4/15/2049, Corporate Notes, 2.82% - 4.67%, due 9/21/2023 - 3/6/2038 and Sovereign Government Securities, 3.25%, due 4/16/2030, with a value of $63,009.	60,000	60,000

HSBC Securities USA, Inc., 1.83%, dated 2/28/2020, due 3/2/2020, repurchase price $51,008, collateralized by Corporate Bonds, 4.00% - 7.75%, due 12/15/2025 - 11/15/2029, with a value of $55,088.	51,000	51,000

ING Financial Markets LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $189,027, collateralized by Corporate Bonds, 3.20% - 8.20%, due 1/27/2025 - 11/21/2029 and Sovereign Government Securities, 4.63% - 6.88%, due 1/13/2028 - 3/17/2036, with a value of $204,149.	189,000	189,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

ING Financial Markets LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $300,043, collateralized by Corporate Bonds, 3.20% - 5.30%, due 1/27/2025 - 11/21/2029 and Sovereign Government Securities, 3.95% - 6.75%, due 1/22/2021 - 2/17/2045, with a value of $322,933.	300,000	300,000

ING Financial Markets LLC, 1.75%, dated 2/28/2020, due 3/10/2020, repurchase price $200,107, collateralized by Corporate Bonds, 5.30%, due 1/27/2025 and Sovereign Government Securities, 4.63% - 6.49%, due 1/22/2021 - 1/13/2028, with a value of $213,156.	200,000	200,000

Mitsubishi UFJ Trust & Banking Corp., 1.78%, dated 2/28/2020, due 3/4/2020, repurchase price $500,124, collateralized by Corporate Bonds, 0.00% - 4.15%, due 5/13/2022 - 5/1/2030 and Corporate Notes, 2.45%, due 1/9/2030, with a value of $522,125.	500,000	500,000

Societe Generale SA, 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $200,028, collateralized by Commercial Paper, 0.00%, due 3/31/2020, Corporate Bonds, 1.74% - 6.95%, due 5/5/2020 - 7/1/2054, Corporate Notes, 2.00% - 5.25%, due 2/22/2021 - 11/17/2045 and Sovereign Government Securities, 2.04% - 7.88%, due 3/29/2021 - 1/31/2050, with a value of $210,029.	200,000	200,000

Societe Generale SA, 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $300,042, collateralized by Commercial Paper, 0.00%, due 3/31/2020, Corporate Bonds, 1.88% - 8.60%, due 3/30/2020 - 1/1/2999, Corporate Notes, 2.00% - 5.90%, due 11/16/2020 - 1/1/2999 and Sovereign Government Securities, 1.75% - 7.88%, due 3/15/2022 - 1/31/2050, with a value of $315,103.	300,000	300,000

Societe Generale SA, 1.75%, dated 2/28/2020, due 3/2/2020, repurchase price $587,086, collateralized by Asset-Backed Securities, 1.78% - 6.90%, due 2/25/2036 - 11/15/2039, Collateralized Mortgage Obligations, 1.87% - 5.91%, due 7/17/2034 - 7/17/2047, Corporate Bonds, 3.09% - 11.13%, due 3/15/2020 - 2/28/2057, Corporate Notes, 3.12% - 8.00%, due 3/25/2020 - 1/20/2023 and Sovereign Government Securities, 4.25% - 8.75%, due 3/9/2020 - 1/1/2999, with a value of $633,991.	587,000	587,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 1.88%, dated 2/28/2020, due 3/2/2020, repurchase price $200,031, collateralized by Asset-Backed Securities, 2.11% - 4.68%, due 7/25/2035 - 2/15/2048, Collateralized Mortgage Obligations, 3.81% - 5.62%, due 10/15/2036 - 11/25/2039, Corporate Bonds, 3.38% - 10.75%, due 3/15/2020 - 8/15/2047, Corporate Notes, 6.72% - 8.00%, due 3/25/2020 - 12/1/2022 and Sovereign Government Securities, 2.70% - 11.88%, due 4/15/2024 - 2/17/2045, with a value of $215,564.	200,000	200,000

Societe Generale SA, 1.78%, dated 2/28/2020, due 3/3/2020, repurchase price $250,049, collateralized by Corporate Bonds, 2.60% - 12.00%, due 12/15/2022 - 2/7/2030, Corporate Notes, 2.18% - 3.12%, due 11/16/2020 - 1/20/2023 and Sovereign Government Securities, 4.50% - 10.13%, due 4/15/2024 - 5/11/2047, with a value of $268,764.	250,000	250,000

Societe Generale SA, 1.68%, dated 2/28/2020, due 3/4/2020, repurchase price $205,048, collateralized by Asset-Backed Securities, 4.15% - 4.68%, due 2/25/2033 - 2/15/2048, Corporate Bonds, 1.80% - 6.76%, due 11/3/2020 - 2/21/2050 and Corporate Notes, 1.95% - 4.05%, due 11/16/2020 - 9/25/2034, with a value of $215,458.	205,000	205,000

Societe Generale SA, 1.78%, dated 2/28/2020, due 3/4/2020, repurchase price $22,005, collateralized by Asset-Backed Securities, 2.11%, due 7/25/2035, Corporate Bonds, 9.50% - 9.70%, due 5/14/2024 - 12/30/2024 and Sovereign Government Securities, 6.00% - 6.75%, due 4/7/2026 - 5/30/2040, with a value of $23,768.	22,000	22,000

Societe Generale SA, 1.88%, dated 2/28/2020, due 3/31/2020, repurchase price $370,618, collateralized by Asset-Backed Securities, 1.80%, due 4/25/2037, Collateralized Mortgage Obligations, 3.60%, due 7/17/2047, Corporate Bonds, 3.63% - 10.50%, due 8/15/2022 - 10/7/2079, Corporate Notes, 3.50% - 6.35%, due 12/1/2021 - 2/20/2024 and Sovereign Government Securities, 4.25% - 11.88%, due 2/4/2021 - 1/1/2999, with a value of $400,205.	370,000	370,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

UBS Securities LLC, 1.78%, dated 2/28/2020, due 3/6/2020, repurchase price $300,104, collateralized by Asset-Backed Securities, 2.48%, due 11/9/2020, Corporate Bonds, 2.20% - 10.75%, due 6/8/2020 - 1/1/2999, Corporate Notes, 2.35% - 7.30%, due 3/26/2020 - 6/26/2048 and Certificates of Deposit, 1.90%, due 4/30/2020, with a value of $320,647.	300,000	300,000

Wells Fargo Securities LLC, 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $150,021, collateralized by Commercial Paper, 0.00%, due 3/3/2020 - 3/12/2020, with a value of $157,522.	150,000	150,000

Wells Fargo Securities LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $100,014, collateralized by Common Stocks, 0.00%, due 1/1/2999 and Preferred Stocks, 3.00% - 8.50%, due 1/1/2999, with a value of $108,016.	100,000	100,000

Wells Fargo Securities LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $154,022, collateralized by Commercial Paper, 0.00%, due 3/12/2020 - 5/5/2020 and Certificates of Deposit, 0.00%, due 3/16/2020 - 11/13/2020, with a value of $161,754.	154,000	154,000

Wells Fargo Securities LLC, 1.73%, dated 2/28/2020, due 3/4/2020, repurchase price $100,024, collateralized by Commercial Paper, 0.00%, due 3/3/2020 - 3/25/2020, with a value of $105,035.	100,000	100,000

Total Repurchase Agreements (Cost $18,112,800)		18,112,800

Corporate Notes — 1.6%

Banks — 1.1%

Bank of America NA (US Federal Funds Effective Rate (continuous series) + 0.16%), 1.74%, 3/2/2020 (b)	50,000	50,011

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.05%), 1.70%, 3/13/2020 (b) (c)	200,000	200,000

(ICE LIBOR USD 1 Month + 0.05%), 1.68%, 3/24/2020 (b) (c)	420,000	420,000

		670,011

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — 0.5%

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.09%), 1.98%, 3/16/2020 (b)	300,000	300,144

Total Corporate Notes (Cost $970,000)		970,155

U.S. Treasury Obligations — 1.0%

U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.63%, 3/2/2020 (b) (Cost $649,875)	650,000	650,335

Municipal Bonds — 0.2%

Alaska — 0.1%

Alaska Housing Finance Corp., State Capital Project Series 2018A, Rev., VRDO, 1.62%, 3/6/2020 (d)	52,100	52,100

California — 0.0% (e)

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 1.68%, 3/6/2020 (d)	14,160	14,160

Series H-3, Rev., VRDO, LOC: Bank of China, 1.70%, 3/6/2020 (d)	8,945	8,945

		23,105

Michigan — 0.1%

Michigan Finance Authority Series 2019D, Rev., VRDO, LOC: PNC Bank NA, 1.65%, 3/6/2020 (d)	65,000	65,000

Total Municipal Bonds (Cost $140,205)		140,205

Short-Term Investments — 68.2%

Certificates of Deposit — 41.0%

Agricultural Bank of China Ltd. (China) 2.30%, 3/10/2020	75,000	75,016

Banco del Estado de Chile (Chile) 1.92%, 4/6/2020	50,000	50,018

Bank of Montreal (Canada) 2.00%, 3/18/2020	500,000	500,113

1.72%, 5/6/2020 (f)	50,000	49,860

Bank of Nova Scotia (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.33%), 1.91%, 3/2/2020 (b)	100,000	100,109

(ICE LIBOR USD 1 Month + 0.17%), 1.84%, 3/6/2020 (b)	55,000	55,016

(ICE LIBOR USD 1 Month + 0.17%), 1.84%, 3/10/2020 (b)	50,000	50,015

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.10%), 2.01%, 4/6/2020 (b)	110,000	110,055

(ICE LIBOR USD 3 Month + 0.11%), 2.02%, 4/6/2020 (b)	60,000	60,035

(ICE LIBOR USD 3 Month + 0.05%), 1.92%, 4/8/2020 (b)	60,000	60,018

(ICE LIBOR USD 3 Month + 0.08%), 1.95%, 4/8/2020 (b)	180,000	180,060

1.95%, 4/16/2020	150,000	150,101

(ICE LIBOR USD 3 Month + 0.05%), 1.85%, 4/28/2020 (b)	85,000	85,000

(ICE LIBOR USD 3 Month + 0.13%), 1.87%, 5/6/2020 (b)	150,000	150,121

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.28%), 1.94%, 3/2/2020 (b)	150,000	150,175

(ICE LIBOR USD 1 Month + 0.32%), 1.99%, 3/7/2020 (b)	108,000	108,113

(ICE LIBOR USD 1 Month + 0.21%), 1.88%, 3/9/2020 (b)	70,000	70,026

(ICE LIBOR USD 3 Month + 0.08%), 1.99%, 4/3/2020 (b)	180,000	180,074

(ICE LIBOR USD 3 Month + 0.15%), 2.02%, 4/7/2020 (b)	108,000	108,060

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (b)	115,000	115,052

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/6/2020 (b)	66,000	66,019

Chiba Bank Ltd. (Japan) 1.86%, 3/6/2020	50,003	50,003

China Construction Bank Corp. (China) 1.62%, 3/3/2020	150,000	150,000

2.30%, 3/9/2020	100,000	100,018

2.31%, 3/13/2020	40,000	40,011

2.30%, 3/30/2020	125,000	125,069

2.25%, 4/7/2020	100,000	100,066

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 1.83%, 3/5/2020 (b)	75,000	75,018

(ICE LIBOR USD 1 Month + 0.22%), 1.83%, 3/27/2020 (b)	50,000	50,010

(ICE LIBOR USD 3 Month + 0.06%), 1.90%, 4/17/2020 (b)	99,997	99,997

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 1.84%, 3/20/2020 (b)	250,000	250,077

1.66%, 6/15/2020 (f)	150,000	149,328

Credit Agricole Corporate and Investment Bank (France)

(ICE LIBOR USD 3 Month + 0.13%), 1.96%, 4/10/2020 (b)	75,000	75,037

1.79%, 7/28/2020 (f)	250,000	248,538

Credit Agricole SA (France) 1.77%, 7/24/2020 (f)	150,000	149,143

1.76%, 8/3/2020 (f)	125,000	124,242

1.79%, 8/3/2020 (f)	275,000	273,334

Credit Industriel Desjardins, Inc. (Canada) 1.73%, 11/16/2020 (f)	195,000	193,026

Credit Industriel et Commercial (France)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (b)	200,000	200,096

2.25%, 3/24/2020 (f)	200,000	199,789

(ICE LIBOR USD 3 Month + 0.04%), 1.95%, 4/6/2020 (b)	100,000	100,020

(ICE LIBOR USD 3 Month + 0.08%), 1.98%, 4/6/2020 (b)	150,000	150,062

1.92%, 5/12/2020 (f)	150,000	149,544

2.00%, 5/26/2020 (f)	400,000	398,577

1.85%, 9/10/2020 (f)	450,000	446,474

Credit Suisse AG (Switzerland)

(ICE LIBOR USD 1 Month + 0.31%), 1.96%, 3/3/2020 (b)	350,000	350,386

(ICE LIBOR USD 3 Month + 0.10%), 2.04%, 4/1/2020 (b)	100,000	100,036

(ICE LIBOR USD 3 Month + 0.17%), 2.01%, 4/16/2020 (b)	395,000	395,277

1.96%, 4/20/2020 (f)	500,000	498,888

DZ Bank AG (Germany) 2.28%, 3/13/2020 (f)	185,000	184,885

1.90%, 4/27/2020 (f)	350,000	349,102

1.89%, 5/14/2020 (f)	250,000	249,184

1.92%, 5/15/2020 (f)	145,000	144,520

1.78%, 7/24/2020 (f)	100,000	99,407

1.76%, 7/30/2020 (f)	145,000	144,110

HSBC Bank USA NA (ICE LIBOR USD 3 Month + 0.02%), 1.83%, 4/23/2020 (b)	210,000	210,032

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Industrial & Commercial Bank of China Ltd. (China) 2.31%, 3/20/2020	100,000	100,035

2.32%, 3/31/2020	250,000	250,128

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.33%), 2.00%, 3/12/2020 (b)	165,000	165,153

(ICE LIBOR USD 3 Month + 0.12%), 1.99%, 4/8/2020 (b)	583,000	583,277

(ICE LIBOR USD 3 Month + 0.10%), 1.84%, 5/5/2020 (b)	331,000	331,000

(ICE LIBOR USD 3 Month + 0.08%), 1.82%, 5/6/2020 (b)	185,000	185,000

(ICE LIBOR USD 3 Month + 0.18%), 1.91%, 5/10/2020 (b)	295,000	295,101

1.93%, 7/27/2020	95,000	95,161

1.91%, 7/31/2020	150,000	150,255

KBC Bank NV (Ireland) 2.02%, 3/9/2020 (f)	257,000	256,888

Mitsubishi UFJ Trust & Banking Corp. (United Kingdom)

(ICE LIBOR USD 1 Month + 0.12%), 1.74%, 3/26/2020 (b)	20,000	20,005

1.97%, 4/20/2020 (f)	140,000	139,666

1.78%, 4/23/2020 (f)	100,000	99,749

1.76%, 4/30/2020 (f)	85,000	84,760

Mizuho Bank Ltd. (Japan) 1.98%, 3/4/2020 (f)	100,000	99,978

(ICE LIBOR USD 1 Month + 0.10%), 1.77%, 3/10/2020 (b)	150,000	150,052

2.12%, 3/10/2020 (f)	100,000	99,952

(ICE LIBOR USD 1 Month + 0.07%), 1.73%, 3/12/2020 (b)	200,000	200,038

(ICE LIBOR USD 1 Month + 0.27%), 1.94%, 3/12/2020 (b)	125,000	125,073

1.94%, 3/20/2020 (f)	300,000	299,728

(ICE LIBOR USD 1 Month + 0.14%), 1.75%, 3/27/2020 (b)	175,000	175,104

1.94%, 7/20/2020	200,000	200,441

1.81%, 7/23/2020 (f)	225,000	223,676

Mizuho International plc (United Kingdom) 2.00%, 4/14/2020 (f)	50,000	49,901

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/12/2020 (b)	50,000	50,005

2.23%, 3/13/2020	160,000	160,041

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.25%), 1.90%, 3/13/2020 (b)	100,000	100,051

2.23%, 3/19/2020 (f)	100,000	99,914

1.95%, 5/5/2020	75,000	75,059

1.97%, 5/15/2020 (f)	150,000	149,509

1.97%, 7/24/2020	300,000	300,718

1.93%, 7/28/2020	75,000	75,173

1.66%, 8/14/2020 (f)	100,000	99,271

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 1.86%, 3/3/2020 (b)	210,000	210,081

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/10/2020 (b)	255,000	255,124

(ICE LIBOR USD 3 Month + 0.13%), 1.81%, 5/25/2020 (b)	325,000	325,407

(ICE LIBOR USD 3 Month + 0.13%), 1.77%, 5/27/2020 (b)	245,000	245,309

Natixis SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.01%, 3/4/2020 (b)	175,000	175,087

2.25%, 3/18/2020	195,000	195,070

(ICE LIBOR USD 3 Month + 0.11%), 2.02%, 4/2/2020 (b)	300,000	300,191

2.00%, 4/8/2020	385,000	385,203

1.96%, 6/5/2020	145,000	145,219

1.98%, 6/5/2020	85,000	85,133

1.72%, 8/3/2020	150,000	150,057

Nordea Bank AB (Finland) (ICE LIBOR USD 3 Month + 0.05%), 1.93%, 4/9/2020 (b)	95,000	95,009

Norinchukin Bank (The) (Japan) 1.90%, 3/11/2020	175,000	175,019

1.85%, 4/7/2020	50,000	50,017

1.94%, 4/9/2020	30,000	30,014

1.95%, 4/14/2020 (f)	100,000	99,788

1.96%, 4/28/2020 (f)	200,000	199,455

1.90%, 5/5/2020	140,000	140,120

Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.26%, 3/13/2020 (f)	175,000	174,885

Rabobank International (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/2/2020 (b)	375,000	375,089

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/8/2020 (b)	240,000	240,127

(ICE LIBOR USD 1 Month + 0.22%), 1.83%, 3/27/2020 (b)	100,000	100,013

Royal Bank of Canada (Canada) (ICE LIBOR USD 1 Month + 0.17%), 1.82%, 3/14/2020 (b)	100,000	100,035

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.28%), 1.88%, 3/2/2020 (b)	220,000	220,223

(ICE LIBOR USD 3 Month + 0.05%), 1.96%, 3/2/2020 (b)	50,000	50,010

(ICE LIBOR USD 3 Month + 0.05%), 1.96%, 4/6/2020 (b)	200,000	200,041

1.91%, 6/5/2020	137,000	137,194

1.80%, 6/8/2020	125,000	125,150

1.90%, 7/24/2020	300,000	300,700

Standard Chartered Bank (United Kingdom)

2.05%, 3/2/2020	125,000	125,004

(ICE LIBOR USD 1 Month + 0.28%), 1.94%, 3/18/2020 (b)	150,000	150,095

(ICE LIBOR USD 3 Month + 0.06%), 1.96%, 4/14/2020 (b)	150,000	150,043

(ICE LIBOR USD 3 Month + 0.10%), 1.79%, 5/20/2020 (b)	75,000	75,021

1.72%, 8/7/2020 (f)	175,000	173,879

1.69%, 8/14/2020 (f)	165,000	163,904

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.27%), 1.92%, 3/2/2020 (b)	150,000	150,071

(ICE LIBOR USD 1 Month + 0.26%), 1.93%, 3/8/2020 (b)	100,000	100,027

(ICE LIBOR USD 1 Month + 0.25%), 1.92%, 3/9/2020 (b)	50,000	50,033

(ICE LIBOR USD 1 Month + 0.14%), 1.75%, 3/27/2020 (b)	350,000	350,139

(ICE LIBOR USD 1 Month + 0.12%), 1.72%, 3/28/2020 (b)	325,000	325,110

(ICE LIBOR USD 3 Month + 0.05%), 1.96%, 4/2/2020 (b)	150,000	150,030

(ICE LIBOR USD 3 Month + 0.00%), 1.85%, 4/14/2020 (b)	200,000	200,014

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.08%), 1.74%, 3/4/2020 (b)	30,000	30,004

(ICE LIBOR USD 3 Month + 0.00%), 1.85%, 4/14/2020 (b)	150,000	150,011

1.81%, 5/18/2020 (f)	50,000	49,830

Sumitomo Mitsui Trust International Ltd. (Japan)

1.99%, 4/9/2020 (f)	75,000	74,868

1.75%, 5/11/2020 (f)	200,000	199,379

Sumitomo Trust & Banking Co., Ltd. (Japan) 1.99%, 4/14/2020 (f)	100,000	99,803

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.19%), 1.86%, 3/5/2020 (b)	105,000	105,036

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.10%), 1.77%, 3/10/2020 (b)	200,000	200,076

(ICE LIBOR USD 3 Month + 0.07%), 1.98%, 4/2/2020 (b)	110,000	110,045

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.20%), 1.81%, 3/2/2020 (b)	75,000	75,051

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/2/2020 (b)	126,000	126,072

(ICE LIBOR USD 1 Month + 0.25%), 1.85%, 3/2/2020 (b)	175,000	175,155

(ICE LIBOR USD 1 Month + 0.24%), 1.86%, 3/27/2020 (b)	150,000	150,127

(ICE LIBOR USD 3 Month + 0.19%), 2.06%, 4/7/2020 (b)	216,000	216,243

1.90%, 4/14/2020 (f)	350,000	349,331

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 1.94%, 3/2/2020 (b)	375,000	375,452

(ICE LIBOR USD 1 Month + 0.34%), 2.01%, 3/7/2020 (b)	165,000	165,241

(ICE LIBOR USD 1 Month + 0.18%), 1.85%, 3/9/2020 (b)	233,000	233,045

(ICE LIBOR USD 3 Month + 0.11%), 2.02%, 4/6/2020 (b)	555,000	555,092

(ICE LIBOR USD 3 Month + 0.09%), 1.94%, 4/14/2020 (b)	175,000	175,000

(ICE LIBOR USD 3 Month + 0.09%), 1.90%, 4/22/2020 (b)	199,999	199,999

Total Certificates of Deposit (Cost $25,832,354)		25,849,224

Commercial Paper — 18.4%

Albion Capital Corp., SA (Luxembourg) 1.98%, 3/16/2020 (f)	40,000	39,971

Alpine Securitization LLC (Switzerland) 1.92%, 5/4/2020 (c) (f)	125,000	124,618

(ICE LIBOR USD 3 Month + 0.08%), 1.81%, 5/21/2020 (b) (c)	35,000	35,000

Atlantic Asset Securitization LLC 1.89%, 3/13/2020 (c) (f)	50,000	49,968

Australia & New Zealand Banking Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.03%), 1.96%, 4/6/2020 (b) (c)	95,000	95,013

(ICE LIBOR USD 3 Month + 0.09%), 1.76%, 5/27/2020 (b) (c)	255,000	255,111

Banco del Estado de Chile (Chile) 1.88%, 3/30/2020 (c) (f)	1,311	1,311

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Bank of Nova Scotia (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.34%), 1.95%, 3/2/2020 (b) (c)	100,000	100,107

(ICE LIBOR USD 1 Month + 0.17%), 1.85%, 3/14/2020 (b) (c)	175,000	175,061

(ICE LIBOR USD 3 Month + 0.07%), 1.95%, 4/14/2020 (b) (c)	100,000	100,017

Banque et Caisse d Epargne de l Etat (Luxembourg)

2.17%, 4/3/2020 (f)	40,000	39,942

1.91%, 6/2/2020 (f)	40,000	39,847

Barclays Bank plc (United Kingdom)

1.73%, 5/1/2020 (c) (f)	200,000	199,429

1.72%, 5/12/2020 (c) (f)	170,000	169,432

Barton Capital LLC 1.73%, 5/8/2020 (c) (f)	100,000	99,679

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.15%), 1.80%, 3/26/2020 (b) (c)	60,000	60,009

(ICE LIBOR USD 3 Month + 0.09%), 2.02%, 4/7/2020 (b) (c)	100,000	100,034

(ICE LIBOR USD 3 Month + 0.07%), 1.97%, 4/8/2020 (b) (c)	50,000	50,006

BNG Bank NV (Netherlands)

1.58%, 3/4/2020 (c) (f)	250,000	249,944

(ICE LIBOR USD 1 Month + 0.17%), 1.87%, 3/9/2020 (b) (c)	150,000	150,027

BNP Paribas SA (France) 1.56%, 3/2/2020 (f)	1,000	1,000

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.22%), 1.92%, 3/8/2020 (b) (c)	200,000	200,135

Cedar Springs Capital Co. LLC

1.62%, 3/6/2020 (c) (f)	60,100	60,079

1.65%, 3/11/2020 (c) (f)	35,000	34,980

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 3 Month + 0.12%), 2.04%, 3/4/2020 (b) (c)	200,000	200,149

(ICE LIBOR USD 3 Month + 0.08%), 1.95%, 4/6/2020 (b) (c)	40,000	40,017

(ICE LIBOR USD 3 Month + 0.05%), 1.85%, 4/22/2020 (b)	35,000	35,000

Cooperatieve Rabobank UA (ICE LIBOR USD 1 Month + 0.00%), 1.77%, 3/3/2020 (b)	100,000	100,014

Credit Industriel et Commercial (France)

(ICE LIBOR USD 1 Month + 0.21%), 1.89%, 3/13/2020 (b) (c)	30,000	30,013

(ICE LIBOR USD 1 Month + 0.25%), 1.88%, 3/26/2020 (b) (c)	175,000	175,148

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Credit Suisse AG (Switzerland)

(US Federal Funds Effective Rate (continuous series) + 0.34%), 1.95%, 3/2/2020 (b)	245,000	245,182

DBS Bank Ltd. (Singapore) 1.93%, 4/13/2020 (c) (f)	160,000	159,686

DNB Bank ASA (Norway) (ICE LIBOR USD 1 Month + 0.19%), 1.84%, 3/27/2020 (b) (c)	250,000	250,069

Erste Finance Delaware LLC (Austria) 1.58%, 3/2/2020 (c) (f)	30,890	30,886

1.89%, 3/10/2020 (c) (f)	170,000	169,922

Fairway Finance Co. LLC

(ICE LIBOR USD 1 Month + 0.20%), 1.90%, 3/9/2020 (b) (c)	85,000	85,018

(ICE LIBOR USD 1 Month + 0.22%), 1.90%, 3/13/2020 (b) (c)	100,000	100,041

Federation des caisses Desjardins du Quebec (Canada)

(ICE LIBOR USD 3 Month + 0.10%), 2.02%, 3/11/2020 (b) (c)	25,000	25,012

(ICE LIBOR USD 3 Month + 0.08%), 2.04%, 3/23/2020 (b) (c)	100,000	100,033

(ICE LIBOR USD 3 Month + 0.09%), 1.95%, 4/15/2020 (b) (c)	150,000	150,060

First Abu Dhabi Bank PJSC (United Arab Emirates)

1.84%, 4/14/2020 (c) (f)	400,000	399,224

1.71%, 5/12/2020 (c) (f)	440,000	438,651

1.69%, 5/15/2020 (c) (f)	300,000	299,046

Gotham Funding Corp. 1.90%, 3/11/2020 (c) (f)	85,000	84,954

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.06%), 2.00%, 3/3/2020 (b) (c)	85,000	85,020

ING US Funding LLC (Netherlands)

(ICE LIBOR USD 3 Month + 0.15%), 2.11%, 3/16/2020 (b)	50,000	50,037

(ICE LIBOR USD 3 Month + 0.15%), 2.11%, 3/18/2020 (b) (c)	200,000	200,140

Kells Funding LLC 1.66%, 6/4/2020 (c) (f)	150,000	149,374

Lloyds Bank plc (United Kingdom) 1.78%, 3/27/2020	150,000	150,064

LMA-Americas LLC 2.00%, 4/7/2020 (c) (f)	40,000	39,932

1.98%, 5/11/2020 (c) (f)	25,000	24,919

1.70%, 5/18/2020 (c) (f)	70,000	69,751

1.91%, 6/1/2020 (c) (f)	80,000	79,666

1.91%, 6/2/2020 (f)	60,000	59,747

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Macquarie Bank Ltd. (Australia) 1.91%, 3/16/2020 (c)	80,000	80,027

Matchpoint Finance plc (Ireland)

Series A, 1.89%, 3/11/2020 (c) (f)	100,000	99,946

Series A, 1.98%, 4/13/2020 (c) (f)	77,000	76,844

Series A, 1.91%, 5/5/2020 (c) (f)	100,000	99,706

Series A, 1.90%, 6/1/2020 (c) (f)	90,000	89,632

MetLife Short Term Funding LLC 1.91%, 6/26/2020 (c) (f)	25,000	24,876

MUFG Bank Ltd. (Japan) 2.24%, 3/13/2020 (f)	15,000	14,991

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.14%), 1.84%, 3/4/2020 (b) (c)	160,000	160,115

National Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 1.86%, 3/27/2020 (b) (c)	130,000	130,026

(ICE LIBOR USD 3 Month + 0.00%), 1.87%, 4/16/2020 (b) (c)	120,000	120,009

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.03%), 1.86%, 4/23/2020 (b)	130,000	130,016

Nederlandse Waterschapsbank NV (Netherlands) 1.65%, 6/12/2020 (c) (f)	350,000	348,433

Old Line Funding LLC (US Federal Funds Effective Rate (continuous series) + 0.35%), 1.96%, 3/2/2020 (b) (c)	100,000	100,120

Oversea-Chinese Banking Corp. Ltd. (Singapore)

(ICE LIBOR USD 3 Month + 0.13%), 2.00%, 4/10/2020 (b) (c)	65,000	65,032

1.95%, 4/16/2020 (c) (f)	200,000	199,572

(ICE LIBOR USD 3 Month + 0.09%), 1.73%, 5/28/2020 (b) (c)	40,000	40,020

Royal Bank of Canada (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.36%), 1.97%, 3/2/2020 (b) (c)	177,000	177,220

(ICE LIBOR USD 1 Month + 0.18%), 1.87%, 3/3/2020 (b) (c)	125,000	125,040

(ICE LIBOR USD 1 Month + 0.20%), 1.90%, 3/12/2020 (b) (c)	100,000	100,061

(ICE LIBOR USD 3 Month + 0.06%), 1.93%, 4/17/2020 (b) (c)	300,000	300,037

(ICE LIBOR USD 3 Month + 0.05%), 1.88%, 4/28/2020 (b) (c)	100,000	100,009

Sheffield Receivables Co. LLC (United Kingdom) 1.90%, 3/4/2020 (c) (f)	150,000	149,965

1.90%, 3/10/2020 (c) (f)	102,000	101,948

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Sinopec Century Bright 1.70%, 3/2/2020 (f)	45,000	44,994

Skandinaviska Enskilda Banken AB (Sweden)

1.88%, 7/21/2020 (c) (f)	100,000	99,474

1.89%, 7/24/2020 (c) (f)	150,000	149,197

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 0.02%), 1.90%, 4/14/2020 (b) (c)	75,000	75,011

Starbird Funding Corp. 1.98%, 4/7/2020 (c) (f)	50,000	49,912

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.81%, 4/29/2020 (c) (f)	40,000	39,897

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.10%), 1.80%, 3/10/2020 (b) (c)	50,000	50,019

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.14%), 1.84%, 3/4/2020 (b) (c)	65,000	65,041

(ICE LIBOR USD 1 Month + 0.15%), 1.85%, 3/5/2020 (b) (c)	150,000	150,109

(ICE LIBOR USD 3 Month + 0.19%), 2.17%, 3/27/2020 (b) (c)	200,000	200,215

(ICE LIBOR USD 3 Month + 0.07%), 1.97%, 4/7/2020 (b) (c)	175,000	175,058

Toyota Credit de Puerto Rico Corp. 1.72%, 7/1/2020 (f)	50,000	49,737

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.23%), 1.93%, 3/9/2020 (b)	100,000	100,040

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 3 Month + 0.12%), 1.99%, 4/10/2020 (b)	60,000	60,027

UBS AG (Switzerland)

2.24%, 3/13/2020 (c) (f)	400,000	399,748

(ICE LIBOR USD 3 Month + 0.10%), 2.04%, 4/3/2020 (b) (c)	200,000	200,047

(ICE LIBOR USD 3 Month + 0.04%), 1.88%, 4/23/2020 (b) (c)	60,000	60,000

Versailles Commercial Paper LLC

1.89%, 3/9/2020 (c) (f)	50,000	49,977

1.90%, 3/12/2020 (c) (f)	50,000	49,971

1.81%, 4/7/2020 (c) (f)	45,000	44,921

Victory Receivables Corp. 1.60%, 3/2/2020 (c) (f)	100,000	99,986

Westpac Securities NZ Ltd. (New Zealand) (ICE LIBOR USD 3 Month + 0.06%), 1.99%, 4/6/2020 (b) (c)	77,000	77,018

Total Commercial Paper (Cost $11,577,063)		11,581,539

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Time Deposits — 7.9%

Australia & New Zealand Banking Group Ltd.

1.60%, 3/3/2020	750,000	750,000

1.60%, 3/6/2020	300,000	300,000

Chiba Bank Ltd. 1.60%, 3/2/2020	100,000	100,000

Citibank NA 1.60%, 3/3/2020	800,000	800,000

Credit Agricole Corporate and Investment Bank 1.63%, 3/5/2020	800,000	800,000

DBS Bank Ltd. (Singapore) 1.61%, 3/2/2020	200,000	200,000

First Abu Dhabi Bank PJSC 1.58%, 3/2/2020	320,947	320,947

Mizuho Bank Ltd.

1.59%, 3/2/2020	900,000	900,000

1.59%, 3/2/2020	500,000	500,000

Nordea Bank AB 1.57%, 3/2/2020	300,000	300,000

Total Time Deposits (Cost $4,970,947)		4,970,947

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 0.9%

U.S. Treasury Bills

1.89%, 3/19/2020(f) (Cost $549,482)	550,000	549,630

Total Short-Term Investments (Cost $42,929,846)		42,951,340

Total Investments — 99.7% (Cost $62,802,726)		62,824,835
Other Assets Less Liabilities — 0.3%		216,293

NET ASSETS — 100.0%		63,041,128

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	The rate shown is the effective yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 68.5%

Alabama — 0.7%

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.19%, 3/6/2020 (b) (c)	7,055	7,055

Alaska — 2.5%

Alaska Housing Finance Corp. Series D, Rev., VRDO, LIQ: FHLB, 1.15%, 3/6/2020 (b)	10,625	10,625

City of Valdez, Exxon Pipeline Co. Project

Series 1993-C, Rev., VRDO, 1.20%, 3/2/2020 (b)	6,650	6,650

Series B, Rev., VRDO, 1.20%, 3/2/2020 (b)	7,225	7,225

		24,500

Arizona — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0848, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	2,250	2,250

Series 2019-XG0231, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	4,065	4,065

		6,315

California — 1.9%

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-1, Rev., VRDO, LOC: Bank of China, 1.19%, 3/6/2020 (b)	7,125	7,125

Series H-2, Rev., VRDO, LOC: Bank of China, 1.20%, 3/6/2020 (b)	6,795	6,795

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.30%, 3/6/2020 (b) (c)	5,000	5,000

		18,920

Colorado — 0.6%

State of Colorado, General Fund Tax

Rev., TRAN, 3.00%, 6/26/2020	760	765

Rev., TRAN, 5.00%, 6/26/2020	715	724

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.24%, 3/6/2020 (b) (c)	4,925	4,925

		6,414

Connecticut — 2.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series 2020A-3, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b)	5,000	5,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — continued

Tender Option Bond Trust Receipts/Certificates Series 2019-G-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.33%, 3/6/2020 (b) (c)	10,000	10,000

Town of Waterford GO, BAN, 2.25%, 7/23/2020	5,600	5,627

		20,627

District of Columbia — 2.6%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XG0267, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	14,130	14,130

Series 2019-BAML8002, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	10,445	10,445

		24,575

Florida — 6.5%

City of Jacksonville, Florida Power and Light Co., Project Rev., VRDO, 1.21%, 3/2/2020 (b)	11,400	11,400

Tender Option Bond Trust Receipts/Certificates

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/2/2020 (b) (c)	5,665	5,665

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Series 2019-XF2808, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	2,500	2,500

Series 2019-XL0107, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	2,650	2,650

Series 2019-XF0776, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	2,000	2,000

Series 2019-XF0749, Rev., VRDO, LIQ: Royal Bank of Canada, 1.20%, 3/6/2020 (b) (c)	7,735	7,735

Series 2019-XG0252, Rev., VRDO, AMBAC, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	9,600	9,600

Series 2019-XG0241, Rev., VRDO, LIQ: Bank of America NA, 1.21%, 3/6/2020 (b) (c)	2,000	2,000

Series 2019-G113, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/6/2020 (b) (c)	12,000	12,000

		63,050

Georgia — 1.0%

Tender Option Bond Trust Receipts/Certificates

Series 2020-ZF0871, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/6/2020 (b) (c)	4,765	4,765

Series 2020-ZF0872, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/6/2020 (b) (c)	2,000	2,000

Series 2020-ZF0873, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/6/2020 (b) (c)	3,000	3,000

		9,765

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Idaho — 0.1%

State of Idaho GO, TAN, 3.00%, 6/30/2020	890	896

Illinois — 0.7%

County of Kane, Glenwood School for Boys Rev., VRDO, LOC: Northern Trust Co., 1.20%, 3/6/2020 (b)	3,450	3,450

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.18%, 3/6/2020 (b)	1,980	1,980

Illinois Housing Development Authority, Homeowner Mortgage Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.17%, 3/6/2020 (b)	1,325	1,325

		6,755

Indiana — 0.8%

Indiana Finance Authority, Parkview Health System Obligated Group Series 2009B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.20%, 3/2/2020 (b)	2,225	2,225

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0756, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	1,875	1,875

Series 2019-XG0242, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	3,500	3,500

		7,600

Iowa — 4.5%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.18%, 3/6/2020 (b)	31,980	31,980

Iowa Finance Authority, Wellness Facility, Community of Marshall Town Project Rev., VRDO, LOC: Northern Trust Co., 1.21%, 3/6/2020 (b)	7,225	7,225

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	3,750	3,750

		42,955

Kentucky — 0.5%

RBC Municipal Products, Inc. Trust Series G116, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/6/2020 (b) (c)	5,000	5,000

Louisiana — 0.5%

East Baton Rouge Parish Industrial Development Board, Inc., Exxonmobile Project, Gulf Opportunity Zone Series 2010B, Rev., VRDO, 1.18%, 3/2/2020 (b)	2,300	2,300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued

Tender Option Bond Trust Receipts/Certificates Series 2019-XM0738, Rev., VRDO, LOC: Royal Bank of Canada, 1.19%, 3/6/2020 (b) (c)	3,245	3,245

		5,545

Maine — 1.4%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2749, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	1,785	1,785

Town of Yarmouth GO, BAN, 1.75%, 4/30/2020	11,800	11,814

		13,599

Maryland — 3.2%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.23%, 3/6/2020 (b) (c)	6,665	6,665

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/6/2020 (b) (c)	7,615	7,615

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	3,350	3,350

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	3,750	3,750

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.20%, 3/6/2020 (b) (c)	4,000	4,000

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/6/2020 (b) (c)	5,000	5,000

		30,380

Massachusetts — 0.1%

City of Quincy GO, BAN, 2.25%, 7/10/2020	1,135	1,140

Michigan — 4.7%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.15%, 3/6/2020 (b)	5,990	5,990

L’Anse Creuse Public Schools GO, VRDO, Q-SBLF, LOC: TD Bank NA, 1.13%, 3/6/2020 (b)	14,850	14,850

Michigan Finance Authority, CHE Trinity Health Credit Group Series MI-1, Rev., VRDO, 1.12%, 6/1/2020 (b)	11,500	11,500

Michigan State Housing Development Authority, Single Family Mortgage Series D, Rev., LIQ: Industrial & Commercial Bank of China, 1.24%, 3/6/2020 (b)	10,000	10,000

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	4,200	4,200

		46,540

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — 3.4%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2010 H, Rev., VRDO, 1.20%, 3/2/2020 (b)	2,545	2,545

Series C, Rev., VRDO, 1.20%, 3/2/2020 (b)	20,000	20,000

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.20%, 3/2/2020 (b)	10,385	10,385

		32,930

Missouri — 1.4%

RBC Municipal Products, Inc. Trust, Floater Certificates Series C17, Rev., VRDO, LOC: Royal Bank of Canada, 1.19%, 3/6/2020 (b) (c)	4,000	4,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.20%, 3/6/2020 (b) (c)	5,000	5,000

Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	4,950	4,950

		13,950

Nebraska — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.20%, 3/6/2020 (b) (c)	8,000	8,000

Nevada — 1.6%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	15,000	15,000

New Jersey — 2.0%

Borough of Beachwood Series 2020A, GO, BAN, 2.00%, 3/4/2021	5,000	5,055

Passaic County Improvement Authority, City of Paterson Project Rev., BAN, GTD, 3.00%, 8/25/2020	5,625	5,681

Township of East Windsor GO, BAN, 2.00%, 12/4/2020	8,700	8,768

		19,504

New York — 6.6%

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.19%, 3/2/2020 (b)	6,400	6,400

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.21%, 3/2/2020 (b)	2,300	2,300

Metropolitan Transportation Authority

Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.18%, 3/2/2020 (b)	1,125	1,125

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2005E-3, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	784	784

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	2,700	2,700

Series 2018B, Subseries 2018-B-1, Rev., BAN, 5.00%, 5/15/2020	4,805	4,844

Series 2018B-1, Rev., BAN, 5.00%, 5/15/2020	250	252

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	795	802

Series 2018B-1C, Rev., BAN, 5.00%, 5/15/2020	1,930	1,946

Series 2018B-1E, Rev., BAN, 5.00%, 5/15/2020	2,840	2,863

Series 2019C, Rev., BAN, 4.00%, 7/1/2020	950	960

Series 2019D-2, Rev., BAN, 4.00%, 7/1/2020	3,045	3,076

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	14,150	14,150

New York City Transitional Finance Authority, Future Tax Secured

Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.21%, 3/2/2020 (b)	5,075	5,075

Series D-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.25%, 3/2/2020 (b)	2,725	2,725

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.22%, 3/2/2020 (b)	4,055	4,055

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	10,000	10,000

		64,057

North Carolina — 1.9%

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2813, Rev., VRDO, LIQ: Barclays Bank plc, 1.20%, 3/6/2020 (b) (c)	3,415	3,415

University of North Carolina, Hospital at Chapel Hill Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.23%, 3/2/2020 (b)	14,400	14,400

		17,815

Ohio — 0.9%

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	2,320	2,320

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/6/2020 (b) (c)	2,000	2,000

Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.23%, 3/6/2020 (b) (c)	4,000	4,000

		8,320

Pennsylvania —2.1%

Pennsylvania Turnpike Commission Series 2nd, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	10,150	10,150

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	10,000	10,000

		20,150

Rhode Island — 1.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2712, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Bank, 1.19%, 3/6/2020 (b) (c)	3,700	3,700

Series 2019-ZF2826, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	3,570	3,570

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.20%, 3/6/2020 (b) (c)	6,035	6,035

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.20%, 3/6/2020 (b) (c)	4,050	4,050

		17,355

South Carolina — 1.9%

County of Richland GO, BAN, 3.00%, 2/25/2021	5,000	5,101

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 1.26%, 3/6/2020 (b)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates Series 2019-G-109, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 3/6/2020 (b) (c)	5,000	5,000

Town of Lexington, Combined Waterworks and Sewer System Rev., BAN, 2.50%, 10/27/2020	3,330	3,365

		18,466

Texas — 5.8%

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A, Rev., VRDO, 1.20%, 3/2/2020 (b)	250	250

Series A-2, Rev., VRDO, 1.20%, 3/2/2020 (b)	1,170	1,170

Subseries A-3, Rev., VRDO, 1.20%, 3/2/2020 (b)	300	300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

State of Texas Rev., TRAN, 4.00%, 8/27/2020	15,000	15,232

State of Texas, Veterans

GO, VRDO, LIQ: TD Bank NA, 1.16%, 3/6/2020 (b)	5,000	5,000

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	8,270	8,270

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	4,025	4,025

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.18%, 3/6/2020 (b) (c)	4,000	4,000

Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.18%, 3/6/2020 (b) (c)	3,745	3,745

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	5,995	5,995

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	3,335	3,335

		55,162

Utah — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.19%, 3/6/2020 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	3,000	3,000

		6,425

Virginia — 0.4%

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	4,230	4,230

Washington — 0.1%

Washington State Housing Finance Commission, The Overlake School Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.15%, 3/6/2020 (b)	865	865

West Virginia — 1.2%

West Virginia Hospital Finance Authority, University Health System Rev., VRDO, LOC: TD Bank NA, 1.14%, 3/6/2020 (b)	11,895	11,895

Wisconsin — 1.0%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	3,400	3,400

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Series 2018-XF2634, Rev., VRDO, LIQ: Credit Suisse, 1.18%, 3/6/2020 (b) (c)	2,000	2,000

Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	4,000	4,000

		9,400

Total Municipal Bonds (Cost $665,058)		665,155

	SHARES (000)
Variable Rate Demand Preferred Shares — 9.3%

New York — 1.0%

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Citibank NA, 1.19%, 3/6/2020 # (c)	10,000	10,000

Other — 8.3%

Nuveen AMT-Free Municipal Credit Income Fund

Series 1, LIQ: Citibank NA, 1.21%, 3/6/2020 # (c)	11,000	11,000

Series 5, LIQ: Societe Generale, 1.21%, 3/6/2020 #(c)	20,000	20,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.21%, 3/6/2020 # (c)	9,000	9,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.20%, 3/6/2020 # (c)	5,000	5,000

Series 4, LIQ: Barclays Bank plc, 1.21%, 3/6/2020 # (c)	30,000	30,000

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.21%, 3/6/2020 # (c)	5,000	5,000

		80,000

Total Variable Rate Demand Preferred Shares (Cost $90,000)		90,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 21.7%

Commercial Paper — 21.7%

City of Dallas 1.10%, 3/3/2020	6,350	6,350

City of Garland 1.25%, 3/4/2020	4,625	4,625

1.12%, 5/6/2020	5,000	4,999

1.20%, 5/6/2020	10,000	10,000

City of Houston Series E-1, 1.10%, 3/19/2020	10,000	10,000

County of Harris

Series B, 1.10%, 5/7/2020	3,561	3,560

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Series C, 1.12%, 5/7/2020	3,065	3,065

Series C, 1.07%, 6/4/2020	3,000	2,999

County of Hillsborough, Capital Improvement Program

Series A, 1.03%, 3/12/2020	3,600	3,600

Series A, 1.17%, 4/30/2020	6,000	6,000

County of York, National Rural Utilities Cooperative Finance Corp.

Series 00B3, 1.07%, 3/2/2020	10,200	10,200

Dallas Area Rapid Transit, Senior Lien

Series I, 1.07%, 3/25/2020	6,000	5,999

District of Columbia 1.05%, 3/12/2020	6,300	6,300

Harris County Toll Road Authority (The)

Series E-1, 1.08%, 3/12/2020	7,645	7,645

Series E-1, 1.19%, 3/12/2020	7,500	7,500

Health and Educational Facilities Authority of the State of Missouri Series 14-C, 1.18%, 6/11/2020	5,000	4,999

Illinois Finance Authority 1.11%, 3/4/2020 Series 12-H, 1.21%, 5/7/2020	10,000 5,600	10,000 5,600

Indiana Finance Authority Series D-2, 1.12%, 7/7/2020	7,710	7,707

Jacksonville Health Care Authority 1.17%, 8/10/2020	5,000	4,999

Las Vegas Valley Water District Series 04-B, 1.00%, 3/3/2020	5,000	5,000

Louisville and Jefferson County Metropolitan Sewer District Series A-1, 1.05%, 5/20/2020	5,000	4,999

Lower Colorado River Authority Series B, 0.98%, 5/20/2020	4,477	4,471

Massachusetts Bay Transportation Authority

Series A, 1.00%, 3/5/2020	7,000	7,000

Series A, 1.15%, 4/2/2020	5,000	5,000

Omaha Public Power District

Series A, 1.15%, 3/9/2020	5,000	5,000

Series A, 1.06%, 4/2/2020	5,000	5,000

Series A, 1.10%, 5/20/2020	4,975	4,973

Southwestern Illinois Development Authority

Series 17-B, 1.10%, 4/6/2020	4,870	4,869

Series 17-B, 1.21%, 5/7/2020	4,500	4,500

Texas Public Finance Authority 1.10%, 5/5/2020	5,000	4,999

University of Houston Series A, 1.20%, 6/10/2020	679	679

University of Missouri Series A, 1.20%, 3/6/2020	2,200	2,200

University of Texas System (The)

Series A, 1.24%, 3/31/2020	5,000	5,000

Series A, 1.06%, 4/2/2020	8,000	7,999

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-term Investments — continued

Commercial Paper —continued

Series A, 1.25%, 5/4/2020	5,000	5,000

Series A, 1.25%, 5/14/2020	5,000	5,000

Series A, 0.99%, 6/5/2020	2,500	2,497

Total Commercial Paper (Cost $210,349)		210,333

Total Short-Term Investments (Cost $210,349)		210,333

Total Investments — 99.5% (Cost $965,407)		965,488
Other Assets Less Liabilities — 0.5%		4,880

NET ASSETS — 100.0%		970,368

Percentages indicated are based on net assets.

Abbreviations

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 15.7%

Bofa Securities, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $100,014, collateralized by Common Stocks, 0.00%, due 1/1/2999 and Preferred Stocks, 3.50% - 7.60%, due 1/1/2999, with a value of $108,000.	100,000	100,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $300,040, collateralized by U.S. Treasury Securities, 2.00%, due 5/31/2024, with a value of $306,001.	300,000	300,000

HSBC Securities USA, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $15,002, collateralized by Corporate Bonds, 3.52% - 5.70%, due 10/27/2028 -11/1/2047, Corporate Notes, 2.63% -4.43%, due 4/19/2021 - 7/23/2030 and Sovereign Government Securities, 3.13% -7.13%, due 9/6/2023 - 1/29/2026, with a value of $15,752.	15,000	15,000

HSBC Securities USA, Inc., 1.83%, dated 2/28/2020, due 3/2/2020, repurchase price $15,002, collateralized by Corporate Bonds, 5.38% - 10.50%, due 6/15/2025 -11/1/2026, with a value of $16,203.	15,000	15,000

Societe Generale SA, 1.68%, dated 2/28/2020, due 3/4/2020, repurchase price $25,006, collateralized by Asset-Backed Securities, 1.81% - 6.94%, due 11/18/2028 - 5/25/2046, Collateralized Mortgage Obligations, 3.60% - 4.31%, due 10/15/2036 - 7/17/2047, Corporate Bonds, 3.38% - 9.50%, due 12/30/2024 -2/21/2050 and Sovereign Government Securities, 4.50%, due 1/30/2030, with a value of $27,009.	25,000	25,000

Societe Generale SA, 1.78%, dated 2/28/2020, due 3/4/2020, repurchase price $76,019, collateralized by Asset-Backed Securities, 1.81% - 5.52%, due 11/15/2026 - 4/25/2037, Collateralized Mortgage Obligations, 4.31% - 5.91%, due 8/15/2034 - 11/14/2039, Corporate Bonds, 4.63% - 11.13%, due 8/15/2022 -2/28/2030, Corporate Notes, 6.72%, due 12/1/2022 and Sovereign Government Securities, 4.75% - 7.63%, due 9/20/2022 - 3/17/2036, with a value of $82,108.	76,000	76,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 1.88%, dated 2/28/2020, due 3/31/2020, repurchase price $10,017, collateralized by FNMA Connecticut Avenue Securities, 3.66%, due 1/25/2040 and Sovereign Government Securities, 6.63% - 11.88%, due 1/15/2030 - 2/17/2045, with a value of $10,817.	10,000	10,000

Total Repurchase Agreements (Cost $541,000)		541,000

Municipal Bonds — 0.8%

Michigan — 0.6%

Michigan Finance Authority

Series 2019D, Rev., VRDO, LOC: PNC Bank NA, 1.65%, 3/6/2020(b)	20,000	20,000

New York — 0.2%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 1.70%, 3/2/2020(b)	7,500	7,500

Total Municipal Bonds (Cost $27,500)		27,500

Short-Term Investments — 83.8%

Commercial Paper — 41.8%

ABN AMRO Funding USA LLC (Netherlands) 1.88%, 5/6/2020 (c) (d)	4,000	3,988

American Honda Finance Corp. 1.67%, 5/21/2020 (d)	19,875	19,807

Antalis SA (France) 1.72%, 5/4/2020 (c) (d)	11,710	11,676

Atlantic Asset Securitization LLC 1.95%, 3/10/2020 (c) (d)	55,000	54,973

Banco del Estado de Chile (Chile)

Series A, 1.71%, 5/7/2020 (c) (d)	50,000	49,837

Series A, 1.68%, 5/26/2020 (c) (d)	43,000	42,819

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.12%), 1.84%, 5/19/2020 (c) (e)	40,000	40,031

Banque et Caisse d Epargne de I Etat (Luxembourg) 1.92%, 5/27/2020 (d)	40,000	39,856

Barclays Bank plc (United Kingdom) 1.59%, 3/2/2020 (c) (d)	80,000	79,993

1.72%, 5/12/2020 (c) (d)	20,000	19,933

Barton Capital LLC 1.60%, 3/2/2020 (c) (d)	49,000	48,993

BNP Paribas SA (France)

(ICE LIBOR USD 3 Month + 0.07%), 1.98%, 4/9/2020 (e)	75,000	75,027

China Construction Bank Corp. (China) 1.59%, 3/2/2020 (c) (d)	130,000	129,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Concord Minutemen Capital Co., LLC Series A, 1.65%, 3/9/2020 (c) (d)	25,000	24,988

CRC Funding LLC 1.68%, 5/5/2020 (c) (d)	15,000	14,955

Credit Suisse AG (Switzerland) (US Federal Funds Effective Rate (continuous series) + 0.34%), 1.95%, 3/2/2020 (e)	20,000	20,015

First Abu Dhabi Bank PJSC (United Arab Emirates) 1.83%, 4/14/2020 (c) (d)	47,500	47,408

1.80%, 4/15/2020 (c) (d)	55,000	54,891

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.24%), 1.93%, 3/12/2020 (c) (e)	60,000	60,023

Industrial & Commercial Bank of China Ltd. (China) 1.59%, 3/2/2020 (c) (d)	14,860	14,858

Intercontinental Exchange, Inc. 1.71%, 5/14/2020 (c) (d)	15,000	14,947

Matchpoint Finance plc (Ireland) Series A, 1.62%, 3/2/2020 (c) (d)	60,000	59,995

MUFG Bank Ltd. (Japan) 2.35%, 3/2/2020 (d)	16,000	15,998

2.26%, 3/5/2020 (d)	5,000	4,999

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.16%), 1.82%, 3/24/2020 (c) (e)	6,000	6,000

Natixis SA (France) 1.71%, 8/3/2020 (d)	3,652	3,631

1.71%, 8/7/2020 (d)	2,762	2,745

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 3 Month + 0.10%), 2.02%, 3/10/2020 (c) (e)	50,000	50,023

Pfizer, Inc. 2.00%, 3/12/2020 (c) (d)	50,000	49,972

1.65%, 6/9/2020 (c) (d)	17,000	16,928

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.08%), 1.85%, 5/5/2020 (c) (e)	100,000	100,034

Sheffield Receivables Co. LLC (United Kingdom) 1.91%, 3/2/2020 (c) (d)	20,000	19,997

1.90%, 3/10/2020 (c) (d)	20,000	19,990

1.70%, 5/11/2020 (c) (d)	9,000	8,971

1.65%, 5/20/2020 (c) (d)	19,945	19,873

Sinopec Century Bright 1.70%, 3/2/2020 (d)	30,000	29,996

State of the Netherlands (Netherlands) 1.60%, 3/2/2020 (c) (d)	100,000	99,991

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.90%, 3/4/2020 (c) (d)	5,000	4,999

Toyota Motor Credit Corp. 1.90%, 6/4/2020 (d)	35,000	34,856

Victory Receivables Corp. 1.65%, 4/15/2020 (c) (d)	28,000	27,941

Total Commercial Paper (Cost $1,445,709)		1,445,946

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — 29.4%

Banco del Estado de Chile (Chile) 1.85%, 4/8/2020	10,000	10,003

Bank of Nova Scotia (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.33%), 1.91%, 3/2/2020 (e)	60,000	60,065

(ICE LIBOR USD 1 Month + 0.17%), 1.82%, 3/13/2020 (e)	45,000	45,016

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.21%), 1.88%, 3/9/2020 (e)	30,000	30,011

Canadian Imperial Bank of Commerce (Canada) (US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (e)	25,000	25,011

Chiba Bank Ltd. (Japan) 1.90%, 3/3/2020	30,000	30,001

2.00%, 3/4/2020	4,197	4,197

2.00%, 3/11/2020	9,810	9,811

2.00%, 3/12/2020	5,582	5,583

1.72%, 4/9/2020	19,000	19,001

Credit Industriel et Commercial (France) (US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (e)	43,000	43,026

Credit Suisse AG (Switzerland) (ICE LIBOR USD 3 Month + 0.17%), 2.01%, 4/16/2020 (e)	40,000	40,028

Mizuho Bank Ltd. (Japan) 1.94%, 7/20/2020	60,000	60,132

MUFG Bank Ltd. (Japan) 1.97%, 5/15/2020 (d)	15,000	14,951

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 1.86%, 3/3/2020 (e)	40,000	40,015

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/10/2020 (e)	30,000	30,015

Natixis SA (France) 2.33%, 3/6/2020	15,000	15,002

1.98%, 6/5/2020	14,000	14,022

1.72%, 8/3/2020	30,000	30,012

Norinchukin Bank (The) (Japan) 2.03%, 3/10/2020	45,000	45,006

2.03%, 3/12/2020	16,000	16,003

Rabobank International (Netherlands) (ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/8/2020 (e)	25,000	25,013

Royal Bank of Canada (Canada) (US Federal Funds Effective Rate (continuous series) + 0.18%), 1.76%, 3/2/2020 (e)	30,000	30,000

Shizuoka Bank (Japan) 1.82%, 3/13/2020	28,000	28,002

1.73%, 4/9/2020	36,000	36,006

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

1.70%, 4/20/2020	4,000	4,001

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 1 Month + 0.25%), 1.92%, 3/9/2020 (e)	50,000	50,033

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.94%, 4/22/2020	35,000	35,021

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.19%), 1.86%, 3/5/2020 (e)	45,000	45,015

(ICE LIBOR USD 1 Month + 0.25%), 1.87%, 3/26/2020 (e)	30,000	30,023

Toronto-Dominion Bank (The) (Canada) (ICE LIBOR USD 1 Month + 0.24%), 1.86%, 3/27/2020 (e)	40,000	40,034

Wells Fargo Bank NA

(ICE LIBOR USD 1 Month + 0.18%), 1.83%, 3/3/2020 (e)	70,000	70,022

(ICE LIBOR USD 3 Month + 0.08%), 1.96%, 3/9/2020 (e)	30,000	30,011

(ICE LIBOR USD 3 Month + 0.09%), 1.90%, 4/22/2020 (e)	7,000	7,000

Total Certificates of Deposit (Cost $1,016,529)		1,017,092

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — 11.2%

Credit Agricole Corporate and Investment Bank 1.58%, 3/2/2020	36,765	36,765

Erste Group Bank AG 1.58%, 3/2/2020	170,000	170,000

First Abu Dhabi Bank PJSC 1.58%, 3/2/2020	69,000	69,000

Mizuho Bank Ltd. 1.59%, 3/2/2020	110,000	110,000

Total Time Deposits (Cost $385,765)		385,765

U.S. Treasury Obligations — 1.4%

U.S. Treasury Bills 1.88%, 3/19/2020 (d) (Cost $49,953)	50,000	49,967

Total Short-Term Investments (Cost $2,897,956)		2,898,770

Total Investments — 100.3% (Cost $3,466,456)		3,467,270
Liabilities in Excess of Other Assets — (0.3)%		(11,446)

NET ASSETS — 100.0%		3,455,824

Percentages indicated are based on net assets.

Abbreviations
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	The rate shown is the effective yield as of February 29, 2020.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 26.8%

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.61%, dated 2/28/2020, due 3/2/20, repurchase price $355,454. [2]	355,406	355,406

Barclays Capital, Inc., 1.82%, dated 2/28/2020, due 4/3/2020, repurchase price $30,053, collateralized by Asset-Backed Securities, 0.00% - 6.21%, due 11/10/2025 - 4/15/2033, with a value of $33,000.	30,000	30,000

Barclays Capital, Inc., 1.86%, dated 2/28/2020, due 4/3/2020, repurchase price $10,018, collateralized by Asset-Backed Securities, 4.48% - 6.07%, due 2/25/2023 - 7/16/2040, with a value of $11,000.	10,000	10,000

BMO Capital Markets Corp., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $65,009, collateralized by Asset-Backed Securities, 0.00% - 7.63%, due 11/18/2021 - 3/25/2067, Collateralized Mortgage Obligations, 0.00% - 1.11%, due 2/18/2030 - 1/18/2045, Corporate Bonds, 2.05% - 8.50%, due 5/21/2021 -1/31/2051, Corporate Notes, 2.10% -6.35%, due 2/12/2021 - 1/30/2026, FHLMC, 2.54% - 2.89%, due 7/25/2026 -6/25/2027, FNMA, 6.30%, due 10/17/2038 and Sovereign Government Securities, 2.00% - 3.13%, due 5/17/2022 - 9/25/2023, with a value of $69,156.	65,000	65,000

BMO Capital Markets Corp., 1.86%, dated 2/28/2020, due 3/6/2020, repurchase price $25,009, collateralized by Asset-Backed Securities, 2.06% - 3.69%, due 8/15/2028 - 6/26/2056, Corporate Bonds, 2.20% - 6.25%, due 6/27/2022 -6/15/2048, Corporate Notes, 2.65%, due 2/12/2021 and FHLMC, 2.54%, due 7/25/2026, with a value of $26,378.	25,000	25,000

BNP Paribas SA, 1.74%, dated 2/28/2020, due 3/3/2020, repurchase price $90,017, collateralized by Asset-Backed Securities, 1.63% - 9.10%, due 1/15/2021 -1/28/2070, Corporate Bonds, 0.00% -7.75%, due 10/1/2020 - 6/1/2021, Corporate Notes, 0.00%, due 5/15/2021 and Sovereign Government Securities, 8.75%, due 3/9/2024, with a value of $98,941.	90,000	90,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bofa Securities, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $100,014, collateralized by Common Stocks, 0.00%, due 1/1/2999 and Preferred Stocks, 3.50% - 7.60%, due 1/1/2999, with a value of $108,000.	100,000	100,000

Bofa Securities, Inc., 1.93%, dated 2/28/2020, due 4/3/2020, repurchase price $175,328, collateralized by Asset-Backed Securities, 0.00% - 4.25%, due 9/15/2023 - 3/25/2066 and Collateralized Mortgage Obligations, 2.66% - 5.34%, due 3/17/2036 - 5/25/2057, with a value of $187,381.	175,000	175,000

Bofa Securities, Inc., 1.98%, dated 2/28/2020, due 4/3/2020, repurchase price $25,048, collateralized by Corporate Bonds, 3.15% - 3.70%, due 1/22/2021 -10/14/2025, with a value of $26,251.	25,000	25,000

Bofa Securities, Inc., 1.98%, dated 2/28/2020, due 4/3/2020, repurchase price $75,144, collateralized by Collateralized Mortgage Obligations, 0.00% - 6.18%, due 8/15/2031 -5/20/2046 and Corporate Bonds, 3.13% -7.88%, due 1/15/2021 -1/27/2041, with a value of $81,001.	75,000	75,000

Credit Suisse Securities USA LLC, 1.78%, dated 2/28/2020, due 3/6/2020, repurchase price $10,003, collateralized by Asset-Backed Securities, 4.11%, due 9/25/2057, with a value of $11,004.	10,000	10,000

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $200,027, collateralized by U.S. Treasury Securities, 1.75%, due 12/31/2020, with a value of $204,000.	200,000	200,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 0.38% - 2.25%, due 1/15/2027 - 11/15/2027, with a value of $1,020,005.	1,000,000	1,000,000

HSBC Securities USA, Inc., 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $25,004, collateralized by Corporate Bonds, 1.95% - 4.54%, due 4/12/2021 -7/15/2049 and Corporate Notes, 2.38% -4.45%, due 1/11/2023 - 3/1/2047, with a value of $26,254.	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

HSBC Securities USA, Inc., 1.83%, dated 2/28/2020, due 3/2/2020, repurchase price $34,005, collateralized by Corporate Bonds, 5.13% - 9.75%, due 11/1/2023 -8/1/2027 and Municipal Debt Securities, 0.00%, due 8/1/2031, with a value of $36,726.	34,000	34,000

ING Financial Markets LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $100,014, collateralized by Corporate Bonds, 3.20% - 9.35%, due 6/6/2022 - 1/1/2999, with a value of $108,016.	100,000	100,000

Societe Generale SA, 1.75%, dated 2/28/2020, due 3/2/2020, repurchase price $181,026, collateralized by Asset-Backed Securities, 1.73% - 7.23%, due 1/27/2026 - 11/15/2039, Collateralized Mortgage Obligations, 1.82% - 6.00%, due 7/17/2034 - 11/13/2047, Corporate Bonds, 3.96% - 10.75%, due 3/15/2020 -12/29/2049, Corporate Notes, 3.30%, due 11/27/2022, FHLMC, 3.48%, due 9/27/2049 and Sovereign Government Securities, 4.25% - 8.25%, due 3/25/2022 - 1/30/2030, with a value of $195,509.	181,000	181,000

Societe Generale SA, 1.68%, dated 2/28/2020, due 3/4/2020, repurchase price $70,016, collateralized by Asset-Backed Securities, 4.13% - 4.15%, due 11/15/2026 - 2/25/2033, Commercial Paper, 0.00%, due 3/4/2020 - 4/6/2020, Corporate Bonds, 1.55% - 8.35%, due 11/3/2020 - 1/1/2999, Corporate Notes, 1.70% - 6.10%, due 2/22/2021 -1/14/2042 and Sovereign Government Securities, 2.63% - 4.38%, due 2/28/2024 - 4/29/2053, with a value of $73,597.	70,000	70,000

Societe Generale SA, 1.78%, dated 2/28/2020, due 3/4/2020, repurchase price $53,013, collateralized by Asset-Backed Securities, 1.86% - 4.13%, due 11/15/2026 - 4/25/2037, Corporate Bonds, 2.55% - 9.70%, due 5/14/2024 -2/1/2030 and Sovereign Government Securities, 2.63% - 4.25%, due 1/5/2023 - 1/7/2025, with a value of $57,260.	53,000	53,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 1.88%, dated 2/28/2020, due 3/31/2020, repurchase price $70,117, collateralized by Commercial Paper, 0.00%, due 4/6/2020, Corporate Bonds, 3.00% — 8.25%, due 10/1/2022 - 1/1/2999, Corporate Notes, 2.18%, due 11/16/2020, FNMA Connecticut Avenue Securities, 3.66%, due 1/25/2040, Sovereign Government Securities, 3.00% - 11.88%, due 3/9/2020 — 9/30/2049 and U.S. Treasury Securities, 0.38%, due 7/15/2023, with a value of $74,759.	70,000	70,000

Wells Fargo Securities LLC, 1.68%, dated 2/28/2020, due 3/2/2020, repurchase price $100,014, collateralized by Sovereign Government Securities, 1.50% -7.69%, due 4/20/2020 — 1/23/2050, with a value of $105,015.	100,000	100,000

Wells Fargo Securities LLC, 1.73%, dated 2/28/2020, due 3/2/2020, repurchase price $42,006, collateralized by Sovereign Government Securities, 1.50% - 5.95%, due 4/20/2020 — 1/28/2031, with a value of $44,148.	42,000	42,000

Wells Fargo Securities LLC, 1.73%, dated 2/28/2020, due 3/3/2020, repurchase price $55,011, collateralized by Sovereign Government Securities, 1.63% - 3.90%, due 7/15/2020 - 1/19/2027, with a value of $57,769.	55,000	55,000

Total Repurchase Agreements (Cost $2,890,406)		2,890,406

Corporate Notes — 0.5%

Banks — 0.5%

Bank of America NA (US Federal Funds Effective Rate (continuous series) + 0.16%), 1.74%, 3/2/2020 (b)	25,000	25,000

Barclays Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.05%), 1.68%, 3/24/2020 (b) (c)	30,000	30,000

Total Corporate Notes (Cost $55,000)		55,000

Municipal Bonds — 0.5%

California — 0.0% (d)

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 1.68%, 3/6/2020 (e)	1,170	1,170

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Series H-3, Rev., VRDO, LOC: Bank of China, 1.70%, 3/6/2020 (e)	1,175	1,175

		2,345

Michigan — 0.3%

Michigan Finance Authority Series 2019C, Rev., VRDO, LOC: Bank of America NA, 1.61%, 3/7/2020 (e)	29,000	29,000

New York — 0.2%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 1.70%, 3/2/2020 (e)	21,390	21,390

Total Municipal Bonds (Cost $52,735)		52,735

Short-term Investments — 72.7%

Certificates Of Deposit — 34.1%

Agricultural Bank of China Ltd. (China) 2.30%, 3/10/2020	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.33%), 1.91%, 3/2/2020 (b)	40,000	40,000

(ICE LIBOR USD 1 Month + 0.17%), 1.84%, 3/6/2020 (b)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.10%), 2.01%, 4/6/2020 (b)	17,000	17,000

(ICE LIBOR USD 3 Month + 0.05%), 1.85%, 4/28/2020 (b)	14,000	14,000

(ICE LIBOR USD 3 Month + 0.13%), 1.87%, 5/6/2020 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.12%), 1.81%, 5/19/2020 (b)	40,000	40,000

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.28%), 1.94%, 3/2/2020 (b)	20,000	20,000

(ICE LIBOR USD 1 Month + 0.32%), 1.99%, 3/7/2020 (b)	16,000	16,000

(ICE LIBOR USD 1 Month + 0.21%), 1.88%, 3/9/2020 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.08%), 1.99%, 4/3/2020 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.15%), 2.02%, 4/7/2020 (b)	16,000	16,000

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (b)	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates Of Deposit — continued

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/6/2020 (b)	15,000	15,000

Chiba Bank Ltd. (Japan) 1.69%, 4/17/2020	50,000	50,000

China Construction Bank Corp. (China)

2.30%, 3/9/2020	30,000	30,000

2.30%, 3/27/2020	100,000	100,000

Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 1 Month + 0.18%), 1.83%, 3/5/2020 (b)	25,000	25,000

Cooperatieve Rabobank UA (Netherlands) (ICE LIBOR USD 1 Month + 0.19%), 1.84%, 3/20/2020 (b)	75,000	75,000

Credit Agricole Corporate and Investment Bank (France) 1.79%, 7/28/2020 (f)	75,000	74,446

Credit Agricole SA (France)

1.77%, 7/24/2020 (f)	50,000	49,645

1.79%, 8/3/2020 (f)	50,000	49,616

Credit Industriel Desjardins, Inc. (Canada) 1.73%, 11/16/2020 (f)	25,000	24,692

Credit Industriel et Commercial (France)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (b)	26,000	26,000

(US Federal Funds Effective Rate (continuous series) + 0.31%), 1.89%, 3/2/2020 (b)	18,000	18,000

2.33%, 3/11/2020 (f)	25,000	24,984

2.25%, 3/24/2020 (f)	20,000	19,971

(ICE LIBOR USD 3 Month + 0.08%), 1.98%, 4/6/2020 (b)	25,000	25,000

1.95%, 4/14/2020 (f)	65,000	64,845

1.92%, 5/12/2020 (f)	50,000	49,809

1.84%, 8/20/2020 (f)	50,000	49,563

Credit Suisse AG (Switzerland)

(ICE LIBOR USD 1 Month + 0.31%), 1.96%, 3/3/2020 (b)	60,000	60,000

(ICE LIBOR USD 3 Month + 0.17%), 2.01%, 4/16/2020 (b)	50,000	50,000

DZ Bank AG (Germany) 2.28%, 3/13/2020 (f)	25,000	24,981

1.90%, 4/27/2020 (f)	50,000	49,850

1.92%, 5/15/2020 (f)	15,000	14,940

1.78%, 7/24/2020 (f)	50,000	49,645

1.76%, 7/30/2020 (f)	23,000	22,831

HSBC Bank USA NA

(ICE LIBOR USD 3 Month + 0.02%), 1.83%, 4/23/2020 (b)	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-term Investments — continued

Certificates Of Deposit — continued

Industrial & Commercial Bank of China Ltd. (China) 2.32%, 3/31/2020	100,000	100,000

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.33%), 2.00%, 3/12/2020 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.12%), 1.99%, 4/8/2020 (b)	80,000	80,000

(ICE LIBOR USD 3 Month + 0.10%), 1.84%, 5/5/2020 (b)	39,000	39,000

(ICE LIBOR USD 3 Month + 0.08%), 1.82%, 5/6/2020 (b)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.18%), 1.91%, 5/10/2020 (b)	45,000	45,000

1.93%, 7/27/2020	90,000	90,000

1.91%, 7/31/2020	25,000	25,000

KBC Bank NV (Ireland) 2.02%, 3/9/2020 (f)	20,000	19,991

Mitsubishi UFJ Trust & Banking Corp. (United Kingdom)

1.94%, 3/19/2020 (f)	50,000	49,952

1.97%, 4/20/2020 (f)	60,000	59,836

Mizuho Bank Ltd. (Japan)

2.12%, 3/6/2020 (f)	50,000	49,985

2.12%, 3/10/2020 (f)	25,000	24,987

(ICE LIBOR USD 1 Month + 0.14%), 1.75%, 3/27/2020 (b)	25,000	25,000

1.61%, 5/28/2020	70,000	70,000

1.94%, 7/20/2020	25,000	25,000

1.78%, 7/23/2020 (f)	25,000	24,824

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/12/2020 (b)	25,000	25,000

2.23%, 3/13/2020	9,000	9,000

1.93%, 7/28/2020	25,000	25,000

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 1.86%, 3/3/2020 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.20%), 1.87%, 3/10/2020 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.13%), 1.81%, 5/25/2020 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.13%), 1.77%, 5/27/2020 (b)	30,000	30,000

Natixis SA (France)

(ICE LIBOR USD 3 Month + 0.11%), 2.01%, 3/4/2020 (b)	75,000	75,000

2.25%, 3/18/2020	60,000	60,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates Of Deposit — continued

2.00%, 4/8/2020	60,000	60,000

1.96%, 6/5/2020	21,000	21,000

1.98%, 6/5/2020	25,000	25,000

2.02%, 6/12/2020	20,000	20,000

Nordea Bank AB (Finland) 2.30%, 3/9/2020	50,000	50,000

Norinchukin Bank (The) (Japan)

1.90%, 3/11/2020	25,000	25,000

1.97%, 4/17/2020 (f)	25,000	24,936

1.90%, 5/5/2020	25,000	25,000

Oversea-Chinese Banking Corp. Ltd. (Singapore)

2.26%, 3/13/2020 (f)	25,000	24,981

(ICE LIBOR USD 3 Month + 0.28%), 2.18%, 3/19/2020 (b)	50,000	50,028

Rabobank International (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/2/2020 (b)	25,000	25,000

Royal Bank of Canada (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.18%), 1.76%, 3/2/2020 (b)	30,000	30,000

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.28%), 1.88%, 3/2/2020 (b)	35,000	35,000

1.91%, 6/5/2020	17,000	17,000

1.91%, 7/23/2020	50,000	50,000

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.30%), 1.97%, 3/9/2020 (b)	3,850	3,850

(ICE LIBOR USD 1 Month + 0.28%), 1.94%, 3/18/2020 (b)	50,000	50,000

1.72%, 8/7/2020 (f)	30,000	29,774

1.69%, 8/14/2020 (f)	30,000	29,768

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.27%), 1.92%, 3/2/2020 (b)	30,000	30,000

(ICE LIBOR USD 1 Month + 0.27%), 1.94%, 3/5/2020 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.26%), 1.93%, 3/8/2020 (b)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.25%), 1.92%, 3/9/2020 (b)	5,000	5,000

(ICE LIBOR USD 1 Month + 0.12%), 1.72%, 3/28/2020 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.05%), 1.96%, 4/2/2020 (b)	20,000	20,000

Sumitomo Mitsui Trust International Ltd. (Japan) 1.99%, 4/9/2020 (f)	25,000	24,946

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-term Investments — continued

Certificates Of Deposit — continued

Sumitomo Trust & Banking Co., Ltd. (Japan) 1.99%, 4/14/2020 (f)	25,000	24,939

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.07%), 1.98%, 4/2/2020 (b)	17,000	17,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.19%), 1.85%, 3/2/2020 (b)	17,000	17,000

(ICE LIBOR USD 1 Month + 0.24%), 1.86%, 3/27/2020 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.19%), 2.06%, 4/7/2020 (b)	30,000	30,000

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 1.94%, 3/2/2020 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.34%), 2.01%, 3/7/2020 (b)	24,000	24,000

(ICE LIBOR USD 1 Month + 0.18%), 1.85%, 3/9/2020 (b)	7,000	7,000

(ICE LIBOR USD 3 Month + 0.11%), 2.02%, 4/6/2020 (b)	90,000	90,000

(ICE LIBOR USD 3 Month + 0.09%), 1.94%, 4/14/2020 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.09%), 1.90%, 4/22/2020 (b)	75,000	75,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.15%), 1.81%, 3/3/2020 (b)	50,000	50,000

Total Certificates of Deposit (Cost $3,670,615)		3,670,615

Commercial Paper — 24.2%

Alpine Securitization LLC (Switzerland) (ICE LIBOR USD 3 Month + 0.08%), 1.81%, 5/21/2020 (b) (c)	50,000	50,000

Antalis SA (France) (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 1.61%, 9/1/2020 (c) (f)	27,440	27,216

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.03%), 1.96%, 4/6/2020 (b) (c)	15,000	15,000

Bank of Nova Scotia (The) (Canada) (US Federal Funds Effective Rate (continuous series) + 0.34%), 1.95%, 3/2/2020 (b) (c)	20,000	20,000

Banque et Caisse d Epargne de l Etat (Luxembourg)

(ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 2.17%, 4/3/2020 (f)	5,000	4,990

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

(ICE LIBOR USD 2 Month + 4.00%; ICE LIBOR USD 3 Month + 4.00%), 1.91%, 6/2/2020 (f)	25,000	24,877

Barclays Bank plc (United Kingdom) 1.72%, 5/12/2020 (c) (f)	40,000	39,863

Barton Capital LLC 1.71%, 5/15/2020 (c) (f)	55,000	54,805

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.17%), 1.80%, 3/28/2020 (b) (c)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 1.97%, 4/8/2020 (b) (c)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.06%), 1.83%, 5/1/2020 (b) (c)	22,000	22,000

BNG Bank NV (Netherlands) 1.98%, 3/3/2020 (c) (f)	40,000	39,995

1.58%, 3/4/2020 (c) (f)	200,000	199,974

(ICE LIBOR USD 1 Month + 0.17%), 1.87%, 3/9/2020 (b) (c)	50,000	50,000

BNP Paribas SA (France) (ICE LIBOR USD 3 Month + 0.10%), 1.81%, 5/25/2020 (b)	50,000	50,000

China Construction Bank Corp. (China) 1.59%, 3/2/2020 (c) (f)	1,000	1,000

Credit Suisse AG (Switzerland)

(US Federal Funds Effective Rate (continuous series) + 0.34%), 1.95%, 3/2/2020 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.17%), 2.14%, 3/16/2020 (b)	15,000	15,000

1.98%, 7/2/2020 (f)	25,000	24,832

DBS Bank Ltd. (Singapore) 1.93%, 4/7/2020 (f)	10,000	9,980

1.93%, 4/13/2020 (c) (f)	10,000	9,977

Dexia Credit Local SA (France) 1.89%, 4/1/2020 (f)	75,000	74,878

DNB Bank ASA (Norway) (ICE LIBOR USD 1 Month + 0.19%), 1.84%, 3/27/2020 (b) (c)	50,000	50,000

First Abu Dhabi Bank PJSC (United Arab Emirates) 1.84%, 4/13/2020 (c) (f)	60,000	59,868

1.80%, 4/15/2020 (c) (f)	59,656	59,522

1.69%, 5/15/2020 (c) (f)	27,000	26,905

1.65%, 5/27/2020 (c) (f)	30,000	29,881

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.06%), 2.00%, 3/3/2020 (b) (c)	50,000	50,000

Kells Funding LLC 2.00%, 3/11/2020 (c) (f)	50,000	49,972

1.95%, 4/9/2020 (c) (f)	40,000	39,916

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-term Investments — continued

Commercial Paper — continued

1.89%, 4/17/2020 (c) (f)	25,000	24,938

Lexington Parker Capital Co., LLC 1.65%, 4/13/2020 (c) (f)	25,000	24,951

Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.06%), 1.99%, 4/6/2020 (b)	25,000	25,000

LMA-Americas LLC 2.00%, 4/8/2020 (c) (f)	30,000	29,937

1.91%, 5/4/2020 (c) (f)	50,100	49,931

1.91%, 6/2/2020 (f)	43,100	42,888

Matchpoint Finance plc (Ireland) Series A, 1.89%, 3/3/2020 (c) (f)	75,000	74,992

MUFG Bank Ltd. (Japan) 2.26%, 3/5/2020 (f)	61,000	60,985

2.24%, 3/6/2020 (f)	45,000	44,986

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 1.87%, 3/2/2020 (b) (c)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.14%), 1.84%, 3/4/2020 (b) (c)	30,000	30,000

Old Line Funding LLC

(US Federal Funds Effective Rate (continuous series) + 0.35%), 1.96%, 3/2/2020 (b) (c)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.21%), 1.86%, 3/26/2020 (b) (c)	75,000	75,000

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 3 Month + 0.09%), 1.73%, 5/28/2020 (b) (c)	25,000	25,000

PSP Capital, Inc. (Canada) (SOFR + 0.18%), 1.79%, 3/2/2020 (b) (c)	20,000	20,000

Ridgefield Funding Co. LLC (ICE LIBOR USD 1 Month + 0.07%), 1.73%, 3/24/2020 (b) (c)	30,000	30,000

Royal Bank of Canada (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.36%), 1.97%, 3/2/2020 (b) (c)	23,000	23,000

(ICE LIBOR USD 1 Month + 0.20%), 1.90%, 3/12/2020 (b) (c)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.08%), 1.85%, 5/5/2020 (b) (c)	50,000	50,000

Sheffield Receivables Co. LLC (United Kingdom) 1.90%, 3/9/2020 (c) (f)	120,000	119,949

1.70%, 5/11/2020 (c) (f)	5,000	4,984

Sinopec Century Bright 1.70%, 3/2/2020 (f)	49,998	49,998

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.68%, 4/14/2020 (c) (f)	30,000	29,938

Suncorp-Metway Ltd. (Australia) 1.80%, 7/15/2020 (f)	60,000	59,594

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.10%), 1.80%, 3/10/2020 (b) (c)	10,000	10,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.15%), 1.85%, 3/5/2020 (b) (c)	30,000	30,000

1.99%, 3/24/2020 (c) (f)	50,000	49,936

(ICE LIBOR USD 3 Month + 0.19%), 2.17%, 3/27/2020 (b) (c)	100,000	100,000

2.01%, 6/18/2020 (c) (f)	100,000	99,395

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.23%), 1.93%, 3/9/2020 (b)	50,000	50,000

Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 3 Month + 0.12%), 1.99%, 4/10/2020 (b)	10,000	10,000

UBS AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.10%), 2.04%, 4/3/2020 (b) (c)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.04%), 1.88%, 4/23/2020 (b) (c)	15,000	15,000

Versailles Commercial Paper LLC 1.89%, 3/9/2020 (c) (f)	50,000	49,979

Total Commercial Paper (Cost $2,600,832)		2,600,832

Time Deposits — 13.5%

Australia & New Zealand Banking Group Ltd. 1.60%, 3/3/2020	250,000	250,000

1.60%, 3/6/2020	200,000	200,000

Credit Agricole Corporate and Investment Bank 1.58%, 3/2/2020	59,905	59,905

Erste Group Bank AG 1.58%, 3/2/2020	316,071	316,071

KBC Bank NV 1.58%, 3/2/2020	475,000	475,000

Swedbank AB 1.58%, 3/2/2020	150,000	150,000

Total Time Deposits (Cost $1,450,976)		1,450,976

U.S. Treasury Obligations — 0.9%

U.S. Treasury Bills 1.89%, 3/19/2020 (f) (Cost $99,906)	100,000	99,906

Total Short-Term Investments (Cost $7,822,329)		7,822,329

Total Investments —100.5% (Cost $10,820,470)*		10,820,470
Liabilities in Excess of Other Assets — (0.5)%		(53,810)

NET ASSETS — 100.0%		10,766,660

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(f)	The rate shown is the effective yield as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[2] Agency Joint Trading Account II — At February 29, 2020, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Liquid Assets Money Market Fund	$355,406	$355,454	$362,514

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Liquid Assets Money Market Fund
Bofa Securities, Inc.	1.61%	$246,491
Citibank NA	1.61%	51,591
Citigroup Global Markets Holdings, Inc.	1.61%	57,324

Total		$355,406

At February 29, 2020, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLB	4.63% - 4.63%	6/12/2020 - 6/12/2020
FHLMC	2.50% - 10.50%	4/1/2020 - 2/1/2050
FNMA	2.00% - 8.50%	3/25/2020 - 10/1/2056
GNMA	2.00% - 9.00%	10/15/2021 - 10/20/2069
U.S. Treasury Securities	0.00% - 3.13%	5/15/2020 - 8/15/2046

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 52.9%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.61%, dated 2/28/2020, due 3/2/20, repurchase price $4,400,590. [1]	4,400,000	4,400,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.61%, dated 2/28/2020, due 3/2/20, repurchase price $458,354. [2]	458,293	458,293

Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 1.61%, dated 2/28/2020, due 3/2/20, repurchase price $89,823. [3]	89,811	89,811

Bank of America Corp., 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $750,101, collateralized by GNMA, 3.50% - 4.00%, due 9/20/2041 - 12/20/2045, with a value of $765,000.	750,000	750,000

Bank of Montreal, 1.56%, dated 2/28/2020, due 3/6/2020, repurchase price $500,152, collateralized by U.S. Treasury Securities, 1.63% - 3.13%, due 9/30/2026 - 5/15/2045, with a value of $511,370.	500,000	500,000

Bank of Nova Scotia (The), 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $250,670, collateralized by U.S. Treasury Securities, 0.13% - 8.00%, due 11/15/2021 - 11/15/2048, with a value of $255,650.	250,637	250,637

Bank of Nova Scotia (The), 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $1,650,221, collateralized by FHLMC, 2.57% - 4.00%, due 1/1/2043 - 2/1/2050, FNMA, 2.33% - 6.50%, due 10/1/2027 - 2/1/2050 and GNMA, 3.00% - 4.00%, due 3/20/2047 - 11/20/2049, with a value of $1,683,000.	1,650,000	1,650,000

BMO Capital Markets Corp., 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $400,054, collateralized by FHLMC, 1.38% - 9.00%, due 5/1/2020 - 3/25/2050, FNMA, 2.08% - 9.12%, due 12/25/2021 - 3/25/2050 and GNMA, 1.91% - 5.50%, due 3/20/2031 - 1/20/2070, with a value of $408,790.	400,000	400,000

BMO Capital Markets Corp., 1.61%, dated 2/28/2020, due 3/6/2020, repurchase price $625,196, collateralized by FHLMC, 1.75% - 9.00%, due 4/1/2020 - 12/15/2050, FNMA, 1.75% - 6.30%, due 12/25/2021 - 3/25/2050 and GNMA, 1.85% - 7.00%, due 3/20/2031 - 1/20/2070, with a value of $642,578.	625,000	625,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 1.62%, dated 2/28/2020, due 3/6/2020, repurchase price $500,158, collateralized by FHLMC, 2.50% - 5.33%, due 9/25/2020 - 3/25/2050, FNMA, 2.08% - 6.50%, due 9/1/2020 - 3/1/2050 and GNMA, 1.00% - 7.50%, due 6/20/2023 - 1/20/2070, with a value of $513,990.	500,000	500,000

BNP Paribas SA, 1.58%, dated 2/28/2020, due 3/2/2020, repurchase price $500,066, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 4/14/2020 - 8/15/2048, with a value of $510,090.	500,000	500,000

BNP Paribas SA, 1.64%, dated 2/28/2020, due 3/3/2020, repurchase price $1,500,273, collateralized by FFCB, 3.46% - 3.98%, due 1/25/2038 - 4/5/2038, FHLB, 2.79% - 5.25%, due 12/9/2022 - 8/8/2036, FHLMC, 0.00% - 7.00%, due 5/15/2024 - 1/1/2050, FNMA, 0.00% - 7.50%, due 2/1/2023 - 10/1/2056, GNMA, 2.00% - 6.50%, due 4/15/2029 - 1/20/2050 and U.S. Treasury Securities, 0.00% - 8.75%, due 3/10/2020 - 8/15/2048, with a value of $1,536,744.	1,500,000	1,500,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $1,000,311, collateralized by FHLB, 3.90%, due 2/25/2036, FHLMC, 2.16% - 6.42%, due 8/1/2028 - 12/1/2049, FNMA, 0.00% - 6.50%, due 3/23/2028 - 12/1/2049, GNMA, 0.50% - 5.00%, due 7/15/2024 - 1/20/2050 and U.S. Treasury Securities, 0.00% - 8.75%, due 4/7/2020 - 2/15/2048, with a value of $1,024,835.	1,000,000	1,000,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $1,000,311, collateralized by FHLMC, 2.09% - 4.50%, due 5/15/2036 - 1/1/2050, FNMA, 2.50% - 7.00%, due 1/1/2027 - 2/1/2050, GNMA, 3.00% - 6.50%, due 3/15/2034 - 10/15/2049 and U.S. Treasury Securities, 0.00% - 8.75%, due 3/17/2020 - 5/15/2049, with a value of $1,025,406.	1,000,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $1,000,311, collateralized by FHLB, 1.70%, due 11/30/2020, FHLMC, 3.00% - 7.50%, due 4/1/2028 - 2/1/2050, FNMA, 2.50% - 5.50%, due 7/1/2029 - 10/1/2056, GNMA, 3.00% - 6.50%, due 11/20/2029 - 12/20/2049 and U.S. Treasury Securities, 0.00% - 8.00%, due 3/31/2020 - 8/15/2048, with a value of $1,025,440.	1,000,000	1,000,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $1,000,311, collateralized by FHLMC, 3.50% - 4.00%, due 1/1/2036 - 1/1/2050, FNMA, 3.50% - 7.50%, due 4/1/2027 - 9/1/2049, GNMA, 2.50% - 5.00%, due 11/20/2041 - 11/20/2049 and U.S. Treasury Securities, 0.00% - 3.88%, due 3/5/2020 - 2/15/2049, with a value of $1,025,531.	1,000,000	1,000,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $1,000,311, collateralized by FHLMC, 2.22% - 4.50%, due 11/15/2042 - 2/1/2050, FNMA, 3.00% - 5.00%, due 9/1/2026 - 2/1/2050, GNMA, 2.50% - 5.00%, due 12/20/2045 - 2/20/2050 and U.S. Treasury Securities, 0.00% - 2.88%, due 3/31/2020 - 2/15/2047, with a value of $1,026,830.	1,000,000	1,000,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $2,000,622, collateralized by FHLMC, 2.16% - 7.00%, due 5/15/2024 - 2/1/2050, FNMA, 2.13% - 7.50%, due 10/1/2028 - 2/1/2050, GNMA, 2.28% - 7.00%, due 12/15/2026 - 2/20/2050 and U.S. Treasury Securities, 0.00% - 8.75%, due 3/10/2020 - 2/15/2050, with a value of $2,053,364.	2,000,000	2,000,000

Bofa Securities, Inc., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by FHLMC, 3.00% - 4.00%, due 8/1/2045 - 9/1/2049 and FNMA, 3.00% - 4.00%, due 6/1/2047 - 2/1/2050, with a value of $1,020,000.	1,000,000	1,000,000

Citigroup Global Markets Holdings, Inc., 1.58%, dated 2/28/2020, due 3/2/2020, repurchase price $600,079, collateralized by U.S. Treasury Securities, 0.13% - 2.25%, due 7/31/2021 - 1/15/2022, with a value of $612,000.	600,000	600,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Agricole Corporate and Investment Bank, 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $379,729, collateralized by U.S. Treasury Securities, 2.50% - 5.38%, due 2/15/2022 - 2/15/2031, with a value of $387,273.	379,679	379,679

Daiwa Capital Markets America. Inc., 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $3,000,403, collateralized by FFCB, 1.43% - 1.60%, due 1/23/2023 - 2/14/2024, FHLB, 0.00% - 2.75%, due 3/4/2020 - 2/25/2025, FHLMC, 2.21% - 5.50%, due 7/1/2024 - 2/1/2050, FNMA, 1.86% - 7.00%, due 6/1/2020 - 3/1/2052, GNMA, 1.95% - 6.00%, due 7/20/2033 - 2/20/2050 and U.S. Treasury Securities, 0.00% - 3.13%, due 3/5/2020 - 5/15/2048, with a value of $3,061,221.	3,000,000	3,000,000

Deutsche Bank Securities, Inc., 1.55%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,129, collateralized by U.S. Treasury Securities, 0.00% - 6.25%, due 5/31/2020 - 2/15/2050, with a value of $1,020,000.	1,000,000	1,000,000

Deutsche Bank Securities, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $998,952, collateralized by U.S. Treasury Securities, 0.00% - 5.25%, due 5/14/2020 - 11/15/2044, with a value of $1,018,796.	998,820	998,820

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $3,300,437, collateralized by U.S. Treasury Securities, 0.13% - 4.38%, due 1/15/2021 - 2/15/2050, with a value of $3,366,000.	3,300,000	3,300,000

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $6,250,828, collateralized by U.S. Treasury Securities, 0.13% - 3.13%, due 1/15/2022 - 5/15/2048, with a value of $6,375,000.	6,250,000	6,250,000

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $7,500,994, collateralized by U.S. Treasury Securities, 0.13% - 4.38%, due 4/15/2020 - 5/15/2040, with a value of $7,650,000.	7,500,000	7,500,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $3,500,467, collateralized by U.S. Treasury Securities, 2.75% - 4.38%, due 5/15/2040 - 5/15/2044, with a value of $3,570,006.	3,500,000	3,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $5,700,760, collateralized by U.S. Treasury Securities, 0.13% - 2.75%, due 5/31/2024 - 3/31/2025, with a value of $5,814,003.	5,700,000	5,700,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $7,000,933, collateralized by U.S. Treasury Securities, 1.38% - 3.00%, due 9/30/2025 - 12/31/2026, with a value of $7,140,005.	7,000,000	7,000,000

Goldman Sachs & Co. LLC, 1.50%, dated 2/28/2020, due 3/2/2020, repurchase price $500,063, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 5/15/2021 - 11/15/2049, with a value of $510,000.	500,000	500,000

Goldman Sachs & Co. LLC, 1.60%, dated 2/28/2020, due 3/3/2020, repurchase price $1,500,267, collateralized FHLMC, 2.00% - 7.50%, due 6/1/2025 - 10/1/2049, FNMA, 2.00% - 7.00%, due 12/1/2025 - 11/1/2049 and GNMA, 2.50% - 6.00%, due 2/15/2029 - 2/20/2050, with a value of $1,530,000.	1,500,000	1,500,000

ING Financial Markets LLC, 1.62%, dated 2/28/2020, due 3/2/2020, repurchase price $150,020, collateralized by FHLMC, 3.00% - 4.50%, due 6/1/2042 - 9/1/2049, FNMA, 2.50% - 4.50%, due 11/1/2027 - 5/1/2058 and GNMA, 5.00%, due 11/20/2048, with a value of $153,145.	150,000	150,000

ING Financial Markets LLC, 1.62%, dated 2/28/2020, due 3/6/2020, repurchase price $100,032, collateralized by FHLMC, 2.50% - 5.50%, due 5/1/2035 - 1/1/2050, FNMA, 2.50% - 4.00%, due 2/1/2027 - 9/1/2057 and GNMA, 5.00%, due 11/20/2048, with a value of $102,142.	100,000	100,000

ING Financial Markets LLC, 1.60%, dated 2/28/2020, due 3/13/2020, repurchase price $250,156, collateralized by FHLMC, 2.31% - 5.50%, due 11/1/2039 - 11/1/2049 and FNMA, 2.50% - 6.50%, due 4/1/2026 - 5/1/2058, with a value of $255,680.	250,000	250,000

ING Financial Markets LLC, 1.60%, dated 2/28/2020, due 3/16/2020, repurchase price $200,151, collateralized by FHLMC, 2.44% - 5.00%, due 9/1/2029 - 11/1/2049 and FNMA, 2.50% - 6.00%, due 2/1/2027 - 9/1/2057, with a value of $204,544.	200,000	200,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ING Financial Markets LLC, 1.61%, dated 2/28/2020, due 3/23/2020, repurchase price $250,268, collateralized by FHLMC, 3.00% - 7.00%, due 9/1/2029 - 11/1/2049 and FNMA, 3.00% - 5.00%, due 11/1/2024 - 5/1/2058, with a value of $255,354.	250,000	250,000

ING Financial Markets LLC, 1.64%, dated 2/28/2020, due 4/3/2020, repurchase price $100,159, collateralized by FHLMC, 3.03% - 5.00%, due 8/1/2040 - 7/1/2048 and FNMA, 2.55% - 3.96%, due 10/1/2027 - 2/1/2050, with a value of $102,270.	100,000	100,000

ING Financial Markets LLC, 1.64%, dated 2/28/2020, due 4/6/2020, repurchase price $100,173, collateralized by FHLMC, 2.31% - 4.62%, due 11/1/2029 - 11/1/2049 and FNMA, 2.50% - 6.50%, due 4/1/2027 - 5/1/2058, with a value of $102,279.	100,000	100,000

ING Financial Markets LLC, 1.64%, dated 2/28/2020, due 4/14/2020, repurchase price $425,891, collateralized by FHLMC, 3.00% - 4.00%, due 7/1/2048 - 8/1/2049, FNMA, 2.50% - 4.50%, due 6/1/2031 - 2/1/2050 and GNMA, 5.00%, due 11/20/2048, with a value of $434,685.	425,000	425,000

Metropolitan Life, 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $700,093, collateralized by U.S. Treasury Securities, 0.00%, due 11/15/2027 - 8/15/2047, with a value of $714,032.	700,000	700,000

Mitsubishi UFJ Trust & Banking Corp., 1.59%, dated 2/28/2020, due 3/6/2020, repurchase price $1,100,340, collateralized by GNMA, 3.00% - 5.00%, due 8/15/2038 - 7/20/2049, with a value of $1,119,432.	1,100,000	1,100,000

Natwest Markets Securities, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $1,650,219, collateralized by U.S. Treasury Securities, 0.00% - 6.25%, due 4/7/2020 - 2/15/2050, with a value of $1,683,223.	1,650,000	1,650,000

Nomura Securities Co. Ltd., 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $4,000,537, collateralized by FFCB, 2.35% - 2.70%, due 2/12/2021 - 12/12/2034, FHLMC, 1.13% - 9.00%, due 3/15/2020 - 2/1/2050, FNMA, 1.25% - 8.00%, due 5/1/2020 - 1/1/2058, GNMA, 1.50% - 8.00%, due 9/20/2023 - 11/20/2069 and U.S. Treasury Securities, 0.63% - 0.75%, due 1/15/2026 - 2/15/2045, with a value of $4,080,547.	4,000,000	4,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Norinchukin Bank (The), 1.67%, dated 2/28/2020, due 3/4/2020, repurchase price $200,046, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $203,846.	200,000	200,000

Norinchukin Bank (The), 1.68%, dated 2/28/2020, due 3/10/2020, repurchase price $650,334, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $662,500.	650,000	650,000

Norinchukin Bank (The), 1.60%, dated 2/28/2020, due 4/14/2020, repurchase price $250,511, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $254,808.	250,000	250,000

Norinchukin Bank (The), 1.68%, dated 2/28/2020, due 5/15/2020, repurchase price $451,617, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $458,654.	450,000	450,000

Norinchukin Bank (The), 1.63%, dated 2/28/2020, due 5/27/2020, repurchase price $301,209, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $305,769.	300,000	300,000

Norinchukin Bank (The), 1.43%, dated 2/28/2020, due 6/2/2020, repurchase price $552,075, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $560,577.	550,000	550,000

RBC Capital Markets LLC, 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,500,200, collateralized by FHLMC, 2.02% - 3.35%, due 1/25/2023 - 10/25/2039, FNMA, 2.18% - 6.05%, due 4/25/2029 - 12/25/2049, and GNMA, 1.93% - 4.00%, due 7/20/2049 - 11/20/2069, with a value of $1,545,000.	1,500,000	1,500,000

RBC Capital Markets LLC, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $2,000,622, collateralized by FHLMC, 2.10% - 3.40%, due 1/25/2027 - 5/15/2043, FNMA, 1.50% - 6.50%, due 7/1/2020 - 3/25/2043, GNMA, 2.50% - 6.00%, due 4/16/2034 - 1/20/2050, Tennessee Valley Authority, 1.88%, due 8/15/2022 and U.S. Treasury Securities, 0.00% - 6.13%, due 3/10/2020 - 2/15/2050 with a value of $2,043,874.	2,000,000	2,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Royal Bank of Canada, 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $2,000,267, collateralized by FHLMC, 2.21% - 2.50%, due 12/15/2037 - 10/25/2048, FNMA, 1.86% - 3.50%, due 7/25/2035 - 6/25/2049, GNMA, 2.10% - 4.00%, due 10/20/2044 - 2/20/2049 and U.S. Treasury Securities, 1.13% - 2.88%, due 1/15/2021 - 8/15/2028, with a value of $2,041,779.	2,000,000	2,000,000

Societe Generale SA, 1.57%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,131, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 3/26/2020 - 2/15/2050, with a value of $1,020,000.	1,000,000	1,000,000

Societe Generale SA, 1.61%, dated 2/28/2020, due 4/24/2020, repurchase price $751,878, collateralized by U.S. Treasury Securities, 0.00% - 8.00%, due 2/29/2020 - 2/15/2049, with a value of $765,000.	750,000	750,000

Sumitomo Mitsui Banking Corp., 1.61%, dated 2/28/2020, due 3/2/2020, repurchase price $3,000,403, collateralized by GNMA, 3.00% - 5.00%, due 6/20/2041 - 5/20/2048, with a value of $3,063,658.	3,000,000	3,000,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.59%, dated 2/28/2020, due 3/2/20, repurchase price $14,381.[4]	14,379	14,379

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 1.59%, dated 2/28/2020, due 3/2/20, repurchase price $645,753.[5]	645,667	645,667

Wells Fargo Securities LLC, 1.60%, dated 2/28/2020, due 3/3/2020, repurchase price $1,000,178, collateralized by FNMA, 3.00% - 4.00%, due 9/1/2049 - 12/1/2049, with a value of $1,020,317.	1,000,000	1,000,000

Total Repurchase Agreements (Cost $84,187,286)		84,187,286

U.S. Government Agency Securities — 35.0%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 1.57%, 3/2/2020 (b)	275,000	275,000

(SOFR + 0.07%), 1.64%, 3/2/2020 (b)	105,000	105,000

(ICE LIBOR USD 1 Month + 0.04%), 1.69%, 3/2/2020 (b)	450,000	450,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 1.82%, 3/2/2020 (b)	325,000	325,000

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

(ICE LIBOR USD 1 Month + 0.03%), 1.69%, 3/3/2020 (b)	349,999	349,999

(ICE LIBOR USD 1 Month - 0.02%), 1.65%, 3/4/2020 (b)	300,000	300,000

(ICE LIBOR USD 1 Month + 0.05%), 1.72%, 3/5/2020 (b)	450,000	449,992

(ICE LIBOR USD 1 Month + 0.35%), 2.02%, 3/5/2020 (b)	50,000	50,141

(ICE LIBOR USD 1 Month + 0.00%), 1.67%, 3/6/2020 (b)	400,000	400,000

(ICE LIBOR USD 1 Month - 0.03%), 1.64%, 3/7/2020 (b)	275,000	275,000

(ICE LIBOR USD 1 Month + 0.00%), 1.67%, 3/7/2020 (b)	90,000	89,989

(ICE LIBOR USD 1 Month + 0.04%), 1.71%, 3/7/2020 (b)	400,000	400,000

(ICE LIBOR USD 1 Month + 0.09%), 1.76%, 3/8/2020 (b)	550,000	549,983

(ICE LIBOR USD 1 Month - 0.01%), 1.65%, 3/14/2020 (b)	250,000	249,986

(ICE LIBOR USD 1 Month - 0.01%), 1.65%, 3/15/2020 (b)	200,000	199,975

(ICE LIBOR USD 1 Month + 0.06%), 1.71%, 3/15/2020 (b)	375,000	374,988

(ICE LIBOR USD 1 Month + 0.05%), 1.70%, 3/16/2020 (b)	50,000	50,000

(ICE LIBOR USD 1 Month + 0.06%), 1.69%, 3/23/2020 (b)	275,000	275,009

(ICE LIBOR USD 1 Month + 0.00%), 1.63%, 3/24/2020 (b)	300,000	299,990

(ICE LIBOR USD 1 Month + 0.04%), 1.67%, 3/24/2020 (b)	550,000	550,000

(ICE LIBOR USD 1 Month + 0.01%), 1.64%, 3/25/2020 (b)	400,000	400,000

(ICE LIBOR USD 1 Month + 0.05%), 1.68%, 3/25/2020 (b)	125,000	125,000

(ICE LIBOR USD 1 Month + 0.04%), 1.65%, 3/27/2020 (b)	185,000	184,994

(ICE LIBOR USD 1 Month + 0.07%), 1.67%, 3/28/2020 (b)	20,001	20,001

(ICE LIBOR USD 1 Month + 0.03%), 1.68%, 3/30/2020 (b)	250,000	250,000

FHLB

DN, 1.55%, 3/2/2020 (c)	1,000,000	999,957

(SOFR + 0.02%), 1.60%, 3/2/2020 (b)	27,000	27,000

(SOFR + 0.03%), 1.60%, 3/2/2020 (b)	310,000	310,000

(SOFR + 0.03%), 1.61%, 3/2/2020 (b)	380,000	380,000

(SOFR + 0.03%), 1.61%, 3/2/2020 (b)	287,000	287,000

(SOFR + 0.03%), 1.61%, 3/2/2020 (b)	274,000	274,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(SOFR + 0.04%), 1.62%, 3/2/2020 (b)	505,000	505,000

(SOFR + 0.06%), 1.64%, 3/2/2020 (b)	500,000	500,000

(SOFR + 0.06%), 1.64%, 3/2/2020 (b)	330,000	330,000

(SOFR + 0.07%), 1.64%, 3/2/2020 (b)	1,110,000	1,110,000

(SOFR + 0.10%), 1.68%, 3/2/2020 (b)	450,000	450,000

(ICE LIBOR USD 1 Month + 0.04%), 1.69%, 3/2/2020 (b)	900,000	900,000

(SOFR + 0.12%), 1.70%, 3/2/2020 (b)	515,000	515,000

(ICE LIBOR USD 1 Month + 0.05%), 1.71%, 3/2/2020 (b)	150,000	150,000

(SOFR + 0.17%), 1.75%, 3/2/2020 (b)	487,000	487,000

DN, 1.55%, 3/3/2020 (c)	500,000	499,957

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/3/2020 (b)	1,500,000	1,500,000

(ICE LIBOR USD 1 Month - 0.02%), 1.64%, 3/4/2020 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.02%), 1.64%, 3/4/2020 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/5/2020 (b)	500,000	500,000

(ICE LIBOR USD 1 Month + 0.05%), 1.72%, 3/5/2020 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month + 0.00%), 1.67%, 3/10/2020 (b)	225,000	225,000

(ICE LIBOR USD 1 Month - 0.06%), 1.60%, 3/11/2020 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.06%), 1.61%, 3/11/2020 (b)	1,500,000	1,500,000

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/12/2020 (b)	500,000	500,000

(ICE LIBOR USD 1 Month + 0.00%), 1.65%, 3/14/2020 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/15/2020 (b)	1,150,000	1,150,000

(ICE LIBOR USD 1 Month - 0.04%), 1.62%, 3/16/2020 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/16/2020 (b)	350,000	350,000

1.92%, 3/19/2020	999,999	999,999

(ICE LIBOR USD 3 Month - 0.22%), 1.71%, 3/23/2020 (b)	700,000	700,000

(ICE LIBOR USD 1 Month - 0.03%), 1.60%, 3/24/2020 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.03%), 1.60%, 3/24/2020 (b)	625,000	625,000

(ICE LIBOR USD 1 Month - 0.03%), 1.59%, 3/26/2020 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.03%), 1.59%, 3/26/2020 (b)	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

(ICE LIBOR USD 1 Month + 0.05%), 1.67%, 3/26/2020 (b)	1,500,000	1,500,000

(ICE LIBOR USD 1 Month + 0.05%), 1.67%, 3/26/2020 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.02%), 1.59%, 3/27/2020 (b)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month - 0.01%), 1.59%, 3/28/2020 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.22%), 1.67%, 3/30/2020 (b)	500,000	500,000

2.38%, 3/30/2020	579,000	579,224

(ICE LIBOR USD 3 Month - 0.09%), 1.82%, 4/4/2020 (b)	500,000	500,000

1.70%, 4/9/2020	250,000	249,993

(ICE LIBOR USD 3 Month - 0.10%), 1.78%, 4/9/2020 (b)	1,300,000	1,300,000

(ICE LIBOR USD 3 Month - 0.10%), 1.75%, 4/13/2020 (b)	700,000	700,000

(ICE LIBOR USD 3 Month - 0.13%), 1.71%, 4/14/2020 (b)	100,000	100,000

(ICE LIBOR USD 3 Month - 0.12%), 1.72%, 4/14/2020 (b)	600,000	600,000

1.61%, 4/20/2020	1,000,000	999,971

1.61%, 4/24/2020	1,000,000	999,968

(ICE LIBOR USD 3 Month - 0.18%), 1.62%, 4/28/2020 (b)	1,250,000	1,250,000

(ICE LIBOR USD 3 Month - 0.12%), 1.63%, 5/5/2020 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.20%), 1.65%, 5/16/2020 (b)	1,800,000	1,800,000

(ICE LIBOR USD 3 Month - 0.20%), 1.65%, 5/16/2020 (b)	1,000,000	1,000,000

1.93%, 6/11/2020	1,500,000	1,500,000

1.93%, 6/12/2020	1,000,000	1,000,000

1.98%, 6/16/2020	1,425,000	1,425,000

1.63%, 6/30/2020	750,000	749,958

1.68%, 7/30/2020	1,250,000	1,249,980

1.69%, 7/30/2020	1,000,000	1,000,000

2.63%, 10/1/2020	204,930	206,083

FHLMC

(SOFR + 0.02%), 1.60%, 3/2/2020 (b)	1,500,000	1,500,000

(SOFR + 0.02%), 1.60%, 3/2/2020 (b)	1,180,000	1,180,000

(SOFR + 0.02%), 1.60%, 3/2/2020 (b)	645,000	645,000

(SOFR + 0.03%), 1.61%, 3/2/2020 (b)	875,000	875,000

(SOFR + 0.04%), 1.62%, 3/2/2020 (b)	925,000	925,000

(SOFR + 0.04%), 1.62%, 3/2/2020 (b)	650,000	650,000

Total U.S. Government Agency Securities (Cost $55,760,137)		55,760,137

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 8.1%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.65%, 3/2/2020 (b)	1,775,450	1,775,339

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.81%, 3/2/2020 (b)	1,150,000	1,150,095

U.S. Treasury Notes 1.38%, 4/30/2020	390,000	389,698

1.38%, 5/31/2020	200,000	199,733

1.50%, 5/31/2020	500,000	499,550

1.63%, 6/30/2020	300,000	299,733

2.50%, 6/30/2020	700,000	701,522

1.50%, 7/15/2020	788,000	787,056

2.63%, 7/31/2020	1,499,832	1,504,719

1.38%, 8/31/2020	359,000	358,555

2.13%, 8/31/2020	345,665	346,515

2.63%, 8/31/2020	250,000	251,232

1.38%, 9/15/2020	150,000	149,800

2.00%, 9/30/2020	500,000	501,047

1.63%, 10/15/2020	357,214	357,177

1.38%, 10/31/2020	691,000	689,700

1.75%, 10/31/2020	672,000	672,399

2.88%, 10/31/2020	359,000	361,864

1.75%, 11/15/2020	62,000	62,039

2.63%, 11/15/2020	645,000	649,373

1.63%, 11/30/2020	330,000	329,952

2.00%, 11/30/2020	100,000	100,266

2.75%, 11/30/2020	285,000	287,328

1.88%, 12/15/2020	395,000	395,712

Total U.S. Treasury Obligations (Cost $12,820,404)		12,820,404

Total Investments — 96.0% (Cost $152,767,827)*		152,767,827
Other Assets Less Liabilities — 4.0%		6,434,265

NET ASSETS — 100.0%		159,202,092

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	The rate shown is the effective yield as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At February 29, 2020, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$4,400,000	$4,400,590	$4,489,171

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	1.61%	$1,400,000
TD Securities (USA) LLC	1.61%	1,000,000
Wells Fargo Securities LLC	1.61%	2,000,000

Total		$4,400,000

At February 29, 2020, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	1.59% - 3.98%	3/20/2020 - 4/5/2038
FHLB	0.00% - 4.10%	3/4/2020 - 3/16/2037
FHLMC	0.00% - 7.00%	5/1/2020 - 10/15/2058
FNMA	0.00% - 7.50%	10/30/2020 - 8/1/2058
GNMA	2.00% - 8.00%	9/15/2024 - 2/20/2050
Tennessee Valley Authority	1.88% - 7.13%	3/15/2020 - 9/15/2065
U.S. Treasury Securities	0.00% - 8.75%	5/15/2020 - 11/15/2046

[2] Agency Joint Trading Account II — At February 29, 2020, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$458,293	$458,354	$467,459

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Citibank NA	1.61%	$66,526
Citigroup Global Markets Holdings, Inc.	1.61%	73,919
Bofa Securities, Inc.	1.61%	317,848

Total		$458,293

At February 29, 2020, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLB	4.63% - 4.63%	6/12/2020 - 6/12/2020
FHLMC	2.50% - 10.50%	4/1/2020 - 2/1/2050
FNMA	2.00% - 8.50%	3/25/2020 - 10/1/2056
GNMA	2.00% - 9.00%	10/15/2021 - 10/20/2069
U.S. Treasury Securities	0.00% - 3.13%	5/15/2020 - 8/15/2046

[3] Agency Joint Trading Account III — At February 29, 2020, certain Funds had undivided interests in the Agency Joint Trading Account III with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$89,811	$89,823	$91,644

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	1.61%	$89,811

At February 29, 2020, the Agency Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.09% - 7.00%	3/15/2029 - 2/1/2050
FNMA	2.13% - 7.00%	9/1/2022 - 12/25/2049

[4] Treasury Joint Trading Account I — At February 29, 2020, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$14,379	$14,381	$14,668

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	1.59%	$5,478
Citibank NA	1.59%	685
Wells Fargo Securities LLC	1.59%	8,216

Total		$14,379

At February 29, 2020, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	2/29/2020 - 11/15/2049

[5] Treasury Joint Trading Account III — At February 29, 2020, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$645,667	$645,753	$658,580

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Credit Agricole Corporate and Investment Bank	1.59%	$383,910
Societe Generale SA	1.59%	261,757

Total		$645,667

At February 29, 2020, the Treasury Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 5.25%	3/3/2020 - 2/15/2049

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 59.4%

Bank of Montreal, 1.60%, dated 2/28/2020, due 3/6/2020, repurchase price $250,078, collateralized by U.S. Treasury Securities, 0.00% - 3.13%, due 8/20/2020 - 5/15/2048, with a value of $256,020.	250,000	250,000

BNP Paribas SA, 1.63%, dated 2/28/2020, due 3/3/2020, repurchase price $1,000,181, collateralized by U.S. Treasury Securities, 0.00% - 7.50%, due 3/12/2020 - 8/15/2049, with a value of $1,024,203.	1,000,000	1,000,000

BNP Paribas SA, 1.60%, dated 2/28/2020, due 4/14/2020, repurchase price $250,511, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 4/14/2020 - 8/15/2049, with a value of $256,031.	250,000	250,000

Bofa Securities, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 0.00% - 5.00%, due 5/31/2020 - 8/15/2048, with a value of $1,020,000.	1,000,000	1,000,000

Citigroup Global Markets Holdings, Inc., 1.57%, dated 2/28/2020, due 3/6/2020, repurchase price $950,290, collateralized by U.S. Treasury Securities, 0.75% - 3.63%, due 1/31/2021 - 2/15/2047, with a value of $969,000.	950,000	950,000

Deutsche Bank Securities, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $499,804, collateralized by U.S. Treasury Securities, 0.00%, due 5/15/2020 - 11/15/2049, with a value of $509,733.	499,738	499,738

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $750,099, collateralized by U.S. Treasury Securities, 0.13% - 3.00%, due 7/15/2026 - 8/15/2046, with a value of $765,000.	750,000	750,000

Fixed Income Clearing Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $1,500,199, collateralized by U.S. Treasury Securities, 1.50% - 3.13%, due 2/15/2021 - 2/15/2046, with a value of $1,530,000.	1,500,000	1,500,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $500,067, collateralized by U.S. Treasury Securities, 0.38% - 1.75%, due 12/31/2026 - 1/15/2027, with a value of $510,003.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $750,100, collateralized by U.S. Treasury Securities, 3.13% - 3.38%, due 5/15/2044 - 8/15/2044, with a value of $765,002.	750,000	750,000

Fixed Income Clearing Corp., 1.60%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 0.38% - 2.88%, due 3/31/2025 - 7/15/2025, with a value of $1,020,005.	1,000,000	1,000,000

HSBC Securities USA, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $265,035, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 8/15/2039 - 11/15/2045, with a value of $270,336.	265,000	265,000

HSBC Securities USA, Inc., 1.59%, dated 2/28/2020, due 3/6/2020, repurchase price $500,155, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 9/30/2022 - 2/15/2050, with a value of $510,158.	500,000	500,000

J.P. Morgan Securities LLC, 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $250,033, collateralized by U.S. Treasury Securities, 0.00% - 4.75%, due 7/15/2020 - 11/15/2048, with a value of $255,034.	250,000	250,000

Natixis SA, 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $1,000,133, collateralized by U.S. Treasury Securities, 0.00% - 5.50%, due 3/19/2020 - 2/15/2050, with a value of $1,020,135.	1,000,000	1,000,000

Natixis SA, 1.57%, dated 2/28/2020, due 3/6/2020, repurchase price $1,700,519, collateralized by U.S. Treasury Securities, 0.00% - 5.50%, due 3/19/2020 - 2/15/2050, with a value of $1,740,882.	1,700,000	1,700,000

Natwest Markets Securities, Inc., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $350,046, collateralized by U.S. Treasury Securities, 1.50% - 8.75%, due 8/15/2020 - 9/30/2024, with a value of $357,047.	350,000	350,000

Norinchukin Bank (The), 1.68%, dated 2/28/2020, due 3/10/2020, repurchase price $200,103, collateralized by U.S. Treasury Securities, 2.00% - 3.63%, due 11/15/2026 - 4/15/2028, with a value of $202,868.	200,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Norinchukin Bank (The), 1.70%, dated 2/28/2020, due 3/23/2020, repurchase price $250,283, collateralized by U.S. Treasury Securities, 2.00% - 3.63%, due 11/15/2026 - 4/15/2028, with a value of $253,585.	250,000	250,000

Norinchukin Bank (The), 1.60%, dated 2/28/2020, due 4/14/2020, repurchase price $250,511, collateralized by U.S. Treasury Securities, 2.00% - 3.63%, due 11/15/2026 - 4/15/2028, with a value of $253,585.	250,000	250,000

Societe Generale SA, 1.60%, dated 2/28/2020, due 4/9/2020, repurchase price $300,547, collateralized by U.S. Treasury Securities, 0.00% - 8.00%, due 3/3/2020 - 2/15/2050, with a value of $306,000.	300,000	300,000

Sumitomo Mitsui Banking Corp., 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $2,500,331, collateralized by U.S. Treasury Securities, 1.50% - 2.88%, due 10/31/2020 - 8/31/2025, with a value of $2,554,144.	2,500,000	2,500,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $1,935,256. [1]	1,935,000	1,935,000

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 1.59%, dated 2/28/2020, due 3/2/2020, repurchase price $538,143. [3]	538,072	538,072

Total Repurchase Agreements (Cost $18,487,810)		18,487,810

U.S. Treasury Obligations — 21.8%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.63%, 3/2/2020 (b)	800,000	799,938

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.65%, 3/2/2020 (b)	700,000	699,790

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.73%, 3/2/2020 (b)	400,000	399,814

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.81%, 3/2/2020 (b)	150,000	150,000

U.S. Treasury Notes

2.25%, 3/31/2020	200,000	200,058

1.13%, 4/30/2020	48,000	47,944

1.38%, 4/30/2020	67,000	66,923

2.38%, 4/30/2020	346,000	346,299

1.50%, 7/15/2020	100,000	99,880

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.63%, 7/31/2020	50,000	49,990

2.00%, 7/31/2020	585,000	585,875

2.63%, 7/31/2020	518,000	519,740

1.38%, 8/31/2020	350,000	349,219

2.13%, 8/31/2020	100,000	100,246

1.38%, 9/15/2020	541,000	540,301

1.63%, 10/15/2020	375,469	375,430

1.38%, 10/31/2020	171,000	170,675

1.75%, 10/31/2020	122,000	122,079

1.75%, 11/15/2020	150,000	150,095

2.63%, 11/15/2020	691,000	695,708

1.63%, 11/30/2020	27,998	27,998

2.00%, 11/30/2020	170,000	170,430

2.75%, 11/30/2020	116,000	116,938

Total U.S. Treasury Obligations (Cost $6,785,370)		6,785,370

Short-Term Investments — 13.6%

U.S. Treasury Obligations — 13.6%

U.S. Treasury Bills 1.55%, 3/10/2020 (c)	2,133,000	2,132,172

1.59%, 3/12/2020 (c)	1,744,000	1,743,153

1.69%, 4/9/2020 (c)	350,000	349,360

Total U.S. Treasury Obligations (Cost $4,224,685)		4,224,685

Total Short-term Investments (Cost $4,224,685)		4,224,685

Total Investments — 94.8% (Cost $29,497,865)*		29,497,865
Other Assets Less Liabilities — 5.2%		1,619,835

NET ASSETS — 100.0%		31,117,700

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	The rate shown is the effective yield as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

Additional Investment Information:

[1] Treasury Joint Trading Account I — At February 29, 2020, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$1,935,000	$1,935,256	$1,973,949

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	1.59%	$737,143
Citibank NA	1.59%	92,143
Wells Fargo Securities LLC	1.59%	1,105,714

Total		$1,935,000

At February 29, 2020, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.75%	2/29/2020 - 11/15/2049

[3] Treasury Joint Trading Account III — At February 29, 2020, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 2, 2020, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$538,072	$538,143	$548,833

Repurchase Agreements — At February 29, 2020, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Credit Agricole Corporate and Investment Bank	1.59%	$319,935
Societe Generale SA	1.59%	218,137

Total		$538,072

At February 29, 2020, the Treasury Joint Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 5.25%	3/3/2020 - 2/15/2049

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	Value ($000)

U.S. Government Agency Securities — 70.5%

FFCB

(US Federal Funds Effective Rate (continuous series) + 0.11%), 1.69%, 3/2/2020 (b)	42,000	41,997

(US Federal Funds Effective Rate (continuous series) + 0.13%), 1.71%, 3/2/2020 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.96%), 1.79%, 3/2/2020 (b)	50,000	50,000

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.81%, 3/2/2020 (b)	30,000	30,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 1.82%, 3/2/2020 (b)	25,000	25,000

(ICE LIBOR USD 1 Month - 0.01%), 1.65%, 3/15/2020 (b)	50,000	49,994

FHLB

(SOFR + 0.02%), 1.60%, 3/2/2020 (b)	20,000	20,000

(SOFR + 0.03%), 1.60%, 3/2/2020 (b)	25,000	25,000

(SOFR + 0.10%), 1.68%, 3/2/2020 (b)	25,000	25,000

DN, 1.55%, 3/5/2020 (c)	100,000	99,983

DN, 1.55%, 3/6/2020 (c)	136,280	136,251

DN, 1.55%, 3/11/2020 (c)	54,771	54,747

DN, 1.54%, 3/13/2020 (c)	15,000	14,992

DN, 1.57%, 3/16/2020 (c)	100,000	99,935

DN, 1.56%, 3/18/2020 (c)	99,100	99,027

DN, 1.56%, 3/25/2020 (c)	100,000	99,896

DN, 1.56%, 4/3/2020 (c)	150,000	149,786

DN, 1.56%, 4/8/2020 (c)	100,000	99,836

DN, 1.56%, 4/13/2020 (c)	179,850	179,516

DN, 1.57%, 4/15/2020 (c)	26,400	26,348

DN, 1.57%, 4/17/2020 (c)	89,650	89,467

DN, 1.56%, 4/22/2020 (c)	103,702	103,469

DN, 1.57%, 4/27/2020 (c)	100,000	99,751

DN, 1.57%, 5/1/2020 (c)	100,000	99,734

DN, 1.57%, 5/6/2020 (c)	100,000	99,712

DN, 1.58%, 5/8/2020 (c)	100,000	99,703

DN, 1.57%, 5/13/2020 (c)	74,500	74,264

(ICE LIBOR USD 3 Month - 0.20%), 1.65%, 5/16/2020 (b)	50,000	50,000

DN, 1.57%, 6/10/2020 (c)	19,000	18,917

1.93%, 6/11/2020	25,000	25,000

1.98%, 6/16/2020	50,000	50,000

Total U.S. Government Agency Securities (Cost $2,162,325)		2,162,325

U.S. Treasury Obligations — 11.1%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.55%, 3/2/2020 (b)	25,000	24,993

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.63%, 3/2/2020 (b)	75,000	74,992

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.73%, 3/2/2020 (b)	40,000	40,003

U.S. Treasury Notes

1.63%, 6/30/2020	50,000	50,003

1.63%, 7/31/2020	50,000	49,990

2.63%, 8/31/2020	25,000	25,118

2.00%, 9/30/2020	25,000	25,054

2.63%, 11/15/2020	50,000	50,343

Total U.S. Treasury Obligations (Cost $340,496)		340,496

Short-Term Investments — 17.9%

U.S. Treasury Obligations — 17.9%

U.S. Treasury Bills

1.54%, 3/10/2020 (c)	300,000	299,884

1.50%, 3/24/2020 (c)	100,000	99,904

1.53%, 3/31/2020 (c)	100,000	99,873

1.56%, 4/14/2020 (c)	50,000	49,905

Total U.S. Treasury Obligations (Cost $549,566)		549,566

Total Short-Term Investments (Cost $549,566)		549,566

Total Investments — 99.5% (Cost $3,052,387)*		3,052,387
Other Assets Less Liabilities — 0.5%		16,294

NET ASSETS — 100.0%		3,068,681

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	The rate shown is the effective yield as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 30.5%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.54%, 3/2/2020 (b)	1,593,400	1,593,386

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.55%, 3/2/2020 (b)	1,207,775	1,207,761

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 1.56%, 3/2/2020 (b)	1,625,000	1,624,753

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.63%, 3/2/2020 (b)	1,974,400	1,974,154

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.65%, 3/2/2020 (b)	1,750,000	1,749,619

(US Treasury 3 Month Bill Money Market Yield + 0.15%), 1.67%, 3/2/2020 (b)	710,000	709,916

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.73%, 3/2/2020 (b)	1,400,000	1,399,919

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.81%, 3/2/2020 (b)	300,000	300,000

U.S. Treasury Notes

1.38%, 3/31/2020	1,000,000	999,622

2.25%, 3/31/2020	570,000	570,068

1.50%, 5/31/2020	200,000	199,924

1.88%, 6/30/2020	262,000	262,035

2.50%, 6/30/2020	242,000	242,527

1.50%, 7/15/2020	86,000	85,945

1.63%, 7/31/2020	100,000	99,981

2.00%, 7/31/2020	110,000	110,147

2.63%, 8/15/2020	1,007,500	1,011,862

1.38%, 8/31/2020	300,657	300,226

2.13%, 8/31/2020	682,800	684,409

2.63%, 8/31/2020	1,083,610	1,088,751

1.38%, 9/30/2020	170,000	169,736

2.00%, 9/30/2020	125,000	125,271

1.38%, 10/31/2020	400,000	399,290

2.88%, 10/31/2020	835,000	841,708

1.75%, 11/15/2020	100,000	100,073

2.63%, 11/15/2020	1,330,000	1,339,063

1.63%, 11/30/2020	196,772	196,728

2.00%, 11/30/2020	522,000	523,324

1.75%, 12/31/2020	249,000	249,224

Total U.S. Treasury Obligations (Cost $20,159,422)		20,159,422

Short-Term Investments — 71.8%

U.S. Treasury Obligations — 71.8%

U.S. Treasury Bills

1.55%, 3/3/2020 (c)	2,950,000	2,949,747

1.54%, 3/10/2020 (c)	10,700,000	10,695,884

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.83%, 3/12/2020 (c)	3,075,000	3,073,279

1.55%, 3/17/2020 (c)	5,000,000	4,996,565

1.57%, 3/24/2020 (c)	5,500,000	5,494,489

1.77%, 3/26/2020 (c)	400,000	399,509

1.10%, 3/31/2020 (c)	8,430,000	8,419,345

1.55%, 4/7/2020 (c)	5,000,000	4,992,035

1.56%, 4/9/2020 (c)	1,000,000	998,313

1.56%, 4/14/2020 (c)	500,000	499,049

1.55%, 5/14/2020 (c)	5,000,000	4,984,069

Total U.S. Treasury Obligations (Cost $47,502,284)		47,502,284

Total Short-Term Investments (Cost $47,502,284)		47,502,284

Total Investments — 102.3% (Cost $67,661,706)*		67,661,706
Liabilities in Excess of Other Assets — (2.3)%		(1,544,037)

NET ASSETS — 100.0%		66,117,669

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	The rate shown is the effective yield as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 69.9%

Alabama — 0.4%

East Alabama Health Care Authority, Health Care Facilities Series B, Rev., VRDO, 1.16%, 3/6/2020 (b)	29,369	29,369

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.20%, 3/2/2020 (b)	1,425	1,425

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project

Series A, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	6,970	6,970

Series B, Rev., VRDO, LOC: Societe Generale, 1.19%, 3/6/2020 (b) (c)	4,970	4,970

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2770, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	9,000	9,000

		51,734

Alaska — 0.4%

Alaska Housing Finance Corp., Home Mortgage

Series A, Rev., VRDO, LIQ: FHLB, 1.13%, 3/6/2020 (b)	14,085	14,085

Series B, Rev., VRDO, LIQ: FHLB, 1.13%, 3/6/2020 (b)	14,085	14,085

Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, LIQ: FHLB, 1.15%, 3/6/2020 (b)	22,885	22,885

City of Valdez, Exxonmobil Project

Rev., VRDO, 1.18%, 3/2/2020 (b)	2,750	2,750

		53,805

Arizona — 0.7%

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/6/2020 (b)	3,680	3,680

Arizona State University Series A, Rev., VRDO, 1.10%, 3/6/2020 (b)	14,750	14,750

Maricopa County Industrial Development Authority, Banner Health Series 2019E, Rev., VRDO, 1.14%, 3/6/2020 (b)	35,800	35,800

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.19%, 3/6/2020 (b)	30,330	30,330

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML8004, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	15,000	15,000

		99,560

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — 1.2%

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.18%, 3/6/2020 (b)	10,185	10,185

City and County of San Francisco, Multi-Family Housing, Transbay Block 8 Tower Apartments

Series H-1, Rev., VRDO, LOC: Bank of China, 1.19%, 3/6/2020 (b)	4,640	4,640

Series H-2, Rev., VRDO, LOC: Bank of China, 1.20%, 3/6/2020 (b)	73,145	73,145

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b)	5,800	5,800

Tender Option Bond Trust Receipts/Certificates

Series 2019-XG0248, Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/6/2020 (b) (c)	3,000	3,000

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/6/2020 (b) (c)	9,000	9,000

Series 2016-XF2322, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.25%, 3/6/2020 (b) (c)	35,480	35,480

		148,750

Colorado — 2.2%

City of Colorado Springs, Utilities System

Series C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	17,250	17,250

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.18%, 3/6/2020 (b)	11,445	11,445

Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.18%, 3/6/2020 (b)	42,080	42,080

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019 D, Class I, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	22,500	22,500

Colorado State Education Loan Program Series 2019A, Rev., TRAN, 3.00%, 6/29/2020	45,000	45,257

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Rev., VRDO, FHLMC, LOC: FHLMC, 1.18%, 3/6/2020 (b)	13,765	13,765

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	12,500	12,500

University of Colorado Hospital Authority

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.10%, 3/6/2020 (b)	30,000	30,000

Rev., VRDO, 1.14%, 3/6/2020 (b)	38,380	38,380

Rev., VRDO, 1.14%, 3/6/2020 (b)	44,500	44,500

		277,677

Connecticut — 1.5%

Connecticut Housing Finance Authority

Subseries F2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.15%, 3/6/2020 (b)	13,000	13,000

Series A, Subseries A-2, Rev., VRDO, AMT, LIQ: U.S. Bank NA, 1.17%, 3/6/2020 (b)	9,200	9,200

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	10,000	10,000

Subseries F-5, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.16%, 3/6/2020 (b)	48,200	48,200

Subseries A-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.20%, 3/6/2020 (b)	20,335	20,335

Series D, Subseries D-3, Rev., VRDO, AMT, LIQ: Sumitomo Mitsui Banking Corp., 1.26%, 3/6/2020 (b)	32,930	32,930

Subseries D-3, Rev., VRDO, AMT, LIQ: Sumitomo Mitsui Banking Corp., 1.26%, 3/6/2020 (b)	20,615	20,615

State of Connecticut, Health and Educational Facilities Authority, Yale New Haven Hospital Issue

Series O, Rev., VRDO, 1.16%, 3/6/2020 (b)	21,000	21,000

Tender Option Bond Trust Receipts/Certificates

Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	5,000	5,000

		180,280

District of Columbia — 2.7%

District of Columbia, Georgetown University

Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	22,525	22,525

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.15%, 3/6/2020 (b)	33,055	33,055

District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.08%, 3/6/2020 (b)	21,610	21,610

District of Columbia, The Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	92,755	92,755

District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, LIQ: TD Bank NA, 1.16%, 3/6/2020 (b)	22,510	22,510

Metropolitan Washington Airports Authority, Airport System

Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.18%, 3/6/2020 (b)	50,215	50,215

Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.18%, 3/6/2020 (b)	12,625	12,625

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	50,000	50,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0853, Rev., VRDO, LOC: TD Bank NA, 1.19%, 3/6/2020 (b) (c)	25,690	25,690

Series 2019-XG0267, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	10,110	10,110

		341,095

Florida — 1.3%

City of Jacksonville, Florida Power and Light Co., Project Rev., VRDO, 1.21%, 3/2/2020 (b)	17,290	17,290

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.08%, 3/6/2020 (b)	5,000	5,000

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: PNC Bank NA, 1.18%, 3/6/2020 (b)	20,000	20,000

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	15,465	15,465

Highlands County Health Facilities Authority, Adventist Health System Series A, Rev., VRDO, 1.15%, 3/6/2020 (b)	14,350	14,350

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Series I-2, Rev., VRDO, 1.12%, 3/6/2020 (b)	27,800	27,800

Series 2012I, Rev., VRDO, 1.15%, 3/6/2020 (b)	30,300	30,300

Series I-1, Rev., VRDO, 1.15%, 3/6/2020 (b)	25,665	25,665

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.17%, 3/6/2020 (b)	8,380	8,380

Tender Option Bond Trust Receipts/Certificates Series 2019-XF2817, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	6,400	6,400

		170,650

Georgia — 1.5%

Brookhaven Development Authority, Children’s Healthcare Series D, Rev., VRDO, LIQ: PNC Bank NA, 1.17%, 3/6/2020 (b)	43,000	43,000

Development Authority of Burke County (The), Oglethorpe Power Corp. Vogtle Project Series 2010-A, Rev., VRDO, LOC: Bank of America NA, 1.18%, 3/6/2020 (b)	17,115	17,115

Development Authority of Monroe County (The), Florida Power and Light Co., Project

Rev., VRDO, AMT, 1.22%, 3/2/2020 (b)	20,925	20,925

Rev., VRDO, AMT, 1.27%, 3/2/2020 (b)	48,340	48,340

Fulton County Development Authority, Children’s Healthcare
Rev., VRDO, LIQ: PNC Bank NA, 1.17%, 3/6/2020 (b)	43,750	43,750

Georgia Municipal Electric Authority, Project One Series 2008-B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	13,250	13,250

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.25%, 3/6/2020 (b)	1,490	1,490

Tender Option Bond Trust Receipts/Certificates

Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	3,750	3,750

Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	7,500	7,500

		199,120

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — 0.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	20,000	20,000

Idaho — 0.4%

City of Coeur d’Alene Rev., VRDO, LOC: Bank of America NA, 1.25%, 3/6/2020 (b)	2,475	2,475

State of Idaho GO, TAN, 3.00%, 6/30/2020	50,000	50,278

		52,753

Illinois — 3.9%

Chicago O’Hare International Airport, Third Lien Series 2005D, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/6/2020 (b)	77,200	77,200

City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	4,300	4,300

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.20%, 3/6/2020 (b)	730	730

County of Lake, Multi-Family Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.17%, 3/6/2020 (b)	21,500	21,500

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.15%, 3/6/2020 (b)	3,890	3,890

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	8,000	8,000

Illinois Finance Authority, Advocate Healthcare Network Subseries C-3A, Rev., VRDO, LIQ: Northern Trust Co., 1.17%, 3/6/2020 (b)	17,150	17,150

Illinois Finance Authority, Bradley University

Series A, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	28,385	28,385

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	12,790	12,790

Illinois Finance Authority, Chicago Historical Society Rev., VRDO, LOC: BMO Harris Bank NA, 1.18%, 3/6/2020 (b)	47,025	47,025

Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	73,015	73,015

Illinois Finance Authority, College 2005 Rev., VRDO, LOC: U.S. Bank NA, 1.13%, 3/6/2020 (b)	4,370	4,370

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.15%, 3/6/2020 (b)	20,945	20,945

Illinois Finance Authority, Mccormick Theological Series 2001-B, Rev., VRDO, LOC: Northern Trust Co., 1.14%, 3/6/2020 (b)	15,250	15,250

Illinois Finance Authority, Northwestern Memorial Hospital

Series 2007A-2, Rev., VRDO, LIQ: U.S. Bank NA, 1.16%, 3/2/2020 (b)	5,595	5,595

Series 2007A-4, Rev., VRDO, LIQ: U.S. Bank NA, 1.16%, 3/2/2020 (b)	7,700	7,700

Series A-1, Rev., VRDO, 1.15%, 3/6/2020 (b)	15,000	15,000

Illinois Finance Authority, St. Ignatius College Preparation Project Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	13,000	13,000

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.18%, 3/6/2020 (b)	38,820	38,820

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.15%, 3/6/2020 (b)	15,000	15,000

Illinois Housing Development Authority, Alden Gardens Bloomingdale Rev., VRDO, LOC: BMO Harris Bank NA, 1.15%, 3/6/2020 (b)	7,570	7,570

Illinois Housing Development Authority, Homeowner Mortgage

Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.17%, 3/6/2020 (b)	12,500	12,500

Series C-3, Rev., VRDO, AMT, LIQ: FHLB, 1.30%, 3/6/2020 (b)	5,200	5,200

Illinois Housing Development Authority, Multi-Family Housing, Prairie Station Apartments Rev., VRDO, FNMA, LIQ: FNMA, 1.21%, 3/6/2020 (b)	17,900	17,900

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services Rev., VRDO, LOC: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b)	21,300	21,300

Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.21%, 3/6/2020 (b)	9,000	9,000

		503,135

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — 0.9%

Indiana Finance Authority, Ascension Health Senior Credit Group

Rev., VRDO, 1.13%, 3/6/2020 (b)	19,750	19,750

Series 2008E-8, Rev., VRDO, 1.17%, 3/6/2020 (b)	15,450	15,450

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.20%, 3/6/2020 (b)	30,610	30,610

Indiana Finance Authority, Educational Facilities, Depauw University Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.12%, 3/6/2020 (b)	4,910	4,910

Indiana Finance Authority, Stadium Project Series 2005A-1, Rev., VRDO, LIQ: Bank of America NA, 1.21%, 3/6/2020 (b)	21,645	21,645

Indiana Health and Educational Facilities Financing Authority, Community Hospital Lagrange County Series A, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	16,185	16,185

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.14%, 3/6/2020 (b)	13,620	13,620

		122,170

Iowa — 1.1%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project

Rev., VRDO, 1.18%, 3/6/2020 (b)	48,015	48,015

Rev., VRDO, 1.18%, 3/6/2020 (b)	36,750	36,750

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Series 2011, Rev., VRDO, LOC: Great Western Bank, 1.17%, 3/6/2020 (b)	5,890	5,890

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.20%, 3/6/2020 (b)	11,130	11,130

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2020B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.12%, 3/6/2020 (b)	7,500	7,500

Series B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: U.S. Bank NA, 1.13%, 3/6/2020 (b)	10,000	10,000

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.18%, 3/6/2020 (b)	17,500	17,500

Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.17%, 3/6/2020 (b)	6,740	6,740

		143,525

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — 0.6%

City of Wichita Series 298, GO, 4.00%, 10/15/2020	64,390	65,459

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	12,500	12,500

		77,959

Kentucky — 0.9%

Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	34,035	34,035

Louisville and Jefferson County Metropolitan Sewer and Drainage District Rev., BAN, 3.00%, 10/23/2020	35,000	35,363

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.31%, 3/2/2020 (b)	15,000	15,000

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. Series 2013C, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	20,900	20,900

		105,298

Louisiana — 0.5%

East Baton Rouge Parish Industrial Development Board, Inc., Exxonmobile Project, Gulf Opportunity Zone Series 2010B, Rev., VRDO, 1.18%, 3/2/2020 (b)	19,400	19,400

Louisiana Public Facilities Authority, Multi-Family Housing, River View Rev., VRDO, FHLMC, LOC: FHLMC, 1.16%, 3/6/2020 (b)	11,200	11,200

State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	7,240	7,240

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML7002, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	15,000	15,000

		52,840

Maine — 0.2%

Maine State Housing Authority

Series B2, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.22%, 3/6/2020 (b)	14,000	14,000

Series G, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.22%, 3/6/2020 (b)	10,165	10,165

		24,165

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 1.0%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.12%, 6/1/2020 (b)	18,000	18,000

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family, Monteverde Apartments Series E, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.18%, 3/6/2020 (b)	7,000	7,000

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family, Walker Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.21%, 3/6/2020 (b)	11,700	11,700

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series D, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b)	1,254	1,254

Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.13%, 3/6/2020 (b)	20,325	20,325

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	19,460	19,460

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	15,000	15,000

Series 2019-ZF2799, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	13,485	13,485

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	3,300	3,300

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.20%, 3/6/2020 (b) (c)	7,500	7,500

		117,024

Massachusetts — 2.8%

City of Quincy

Series A, GO, BAN, 3.00%, 6/12/2020	39,699	39,882

GO, BAN, 2.25%, 7/10/2020	50,000	50,159

Commonwealth of Massachusetts

Series 2019A, GO, RAN, 4.00%, 4/23/2020	50,000	50,203

Series 2019B, GO, RAN, 4.00%, 5/21/2020	40,000	40,250

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, LIQ: Barclays Bank plc, 1.14%, 3/6/2020 (b)	25,490	25,490

Massachusetts Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b)	1,500	1,500

Massachusetts Health and Educational Facilities Authority, Capital Asset Program

Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b)	5,495	5,495

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b)	1,635	1,635

Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Series 2007A-1, Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/2/2020 (b)	85,400	85,400

Massachusetts Housing Finance Agency, Single Family Housing Series 208, Rev., VRDO, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	3,400	3,400

Rib Floater Trust Various States

Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	11,870	11,870

Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	38,000	38,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	4,190	4,190

		357,474

Michigan — 1.4%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.15%, 3/6/2020 (b)	890	890

Michigan State Housing Development Authority, Rental Housing

Series D, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.20%, 3/6/2020 (b)	51,535	51,535

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.23%, 3/6/2020 (b)	32,130	32,130

Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.29%, 3/6/2020 (b)	44,765	44,765

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/6/2020 (b) (c)	11,580	11,580

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/6/2020 (b) (c)	4,075	4,075

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/6/2020 (b) (c)	21,540	21,540

		172,515

Minnesota — 1.0%

City of Oak Park Heights, Multi-Family Housing, Boutwells Landing Rev., VRDO, FHLMC, LIQ: FHLMC, 1.14%, 3/6/2020 (b)	21,400	21,400

City of Rochester, Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.14%, 3/6/2020 (b)	19,160	19,160

Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.14%, 3/6/2020 (b)	6,940	6,940

Minnesota Housing Finance Agency, Residential Housing Finance

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	37,800	37,800

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.20%, 3/6/2020 (b)	37,535	37,535

		122,835

Mississippi — 3.5%

County of Jackson, Pollution Control, Chevron USA, Inc., Project Rev., VRDO, 1.20%, 3/2/2020 (b)	21,105	21,105

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.23%, 3/2/2020 (b)	53,650	53,650

Mississippi Business Finance Corp., Chevron USA, Inc., Project Series 2007D, Rev., VRDO, 1.18%, 3/2/2020 (b)	3,525	3,525

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — continued

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2007A, Rev., VRDO, 1.18%, 3/2/2020 (b)	32,270	32,270

Series 2010J, Rev., VRDO, 1.18%, 3/2/2020 (b)	16,000	16,000

Series 2011 F, Rev., VRDO, 1.18%, 3/2/2020 (b)	5,200	5,200

Series 2007C, Rev., VRDO, 1.20%, 3/2/2020 (b)	11,560	11,560

Series 2007E, Rev., VRDO, 1.20%, 3/2/2020 (b)	7,750	7,750

Series 2009A, Rev., VRDO, 1.20%, 3/2/2020 (b)	7,690	7,690

Series 2009E, Rev., VRDO, 1.20%, 3/2/2020 (b)	3,700	3,700

Series 2009F, Rev., VRDO, 1.20%, 3/2/2020 (b)	500	500

Series 2010 H, Rev., VRDO, 1.20%, 3/2/2020 (b)	10,035	10,035

Series 2010 I, Rev., VRDO, 1.20%, 3/2/2020 (b)	21,450	21,450

Series 2010G, Rev., VRDO, 1.20%, 3/2/2020 (b)	4,855	4,855

Series 2011 G, Rev., VRDO, 1.20%, 3/2/2020 (b)	16,570	16,570

Series 2011A, Rev., VRDO, 1.20%, 3/2/2020 (b)	17,625	17,625

Series C, Rev., VRDO, 1.20%, 3/2/2020 (b)	2,680	2,680

Series C, Rev., VRDO, 1.20%, 3/2/2020 (b)	3,140	3,140

Series D, Rev., VRDO, 1.20%, 3/2/2020 (b)	15,925	15,925

Series G, Rev., VRDO, 1.20%, 3/2/2020 (b)	21,340	21,340

Series K, Rev., VRDO, 1.20%, 3/2/2020 (b)	60,410	60,410

Series 2009B, Rev., VRDO, 1.23%, 3/2/2020 (b)	3,800	3,800

Series A, Rev., VRDO, 1.16%, 3/6/2020 (b)	27,925	27,925

Series C, Rev., VRDO, 1.16%, 3/6/2020 (b)	24,125	24,125

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.20%, 3/2/2020 (b)	7,895	7,895

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 1, Rev., VRDO, 1.14%, 3/6/2020 (b)	31,725	31,725

Series 1997-1, Rev., VRDO, 1.16%, 3/6/2020 (b)	7,305	7,305

		439,755

Missouri — 2.9%

City of Kansas City, ROE Bartle Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	59,075	59,075

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series C, Rev., VRDO, LIQ: BJC Health System, 1.12%, 3/6/2020 (b)	17,835	17,835

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.14%, 3/6/2020 (b)	76,950	76,950

Series B, Rev., VRDO, LIQ: BJC Health System, 1.14%, 3/6/2020 (b)	77,295	77,295

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series F, Rev., VRDO, 1.33%, 3/2/2020 (b)	4,275	4,275

Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Series 2014G, Rev., VRDO, 1.12%, 3/6/2020 (b)	8,370	8,370

Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series D, Rev., VRDO, 1.13%, 3/6/2020 (b)	35,915	35,915

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series A, Rev., VRDO, LIQ: PNC Bank NA, 1.15%, 3/2/2020 (b)	25,900	25,900

RBC Municipal Products, Inc. Trust, Floater Certificates Series C17, Rev., VRDO, LOC: Royal Bank of Canada, 1.19%, 3/6/2020 (b) (c)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	8,000	8,000

Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	25,050	25,050

		348,665

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — 0.9%

City of Reno, Hospital, Renown Regional Medical Center Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.15%, 3/6/2020 (b)	32,175	32,175

Clark County, Department of Aviation, Nevada Airport System, Subordinate Lien Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.20%, 3/6/2020 (b)	8,730	8,730

Clark County, Industrial Development, Southwest Gas Corp. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.16%, 3/6/2020 (b)	16,555	16,555

County of Clark Department of Aviation, Sub Lien Series 2008D-2A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.13%, 3/6/2020 (b)	21,940	21,940

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.27%, 3/6/2020 (b)	7,550	7,550

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	6,840	6,840

Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,750	4,750

		98,540

New Jersey — 0.5%

Borough of Beachwood Series 2020A, GO, BAN, 2.00%, 3/4/2021	10,039	10,148

Rib Floater Trust Various States

Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	15,820	15,820

Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.22%, 3/6/2020 (b) (c)	22,210	22,210

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0168, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	15,450	15,450

Series 2018-XX1091, Rev., VRDO, NATL-RE, LOC: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	9,000	9,000

Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	3,600	3,600

		76,228

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 12.1%

Albany City School District Series B, GO, BAN, 2.00%, 7/31/2020	27,217	27,290

City of New York

Series F, Subseries F-3, GO, VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	25,200	25,200

Subseries L-5, GO, VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	16,100	16,100

Subseries 2008L-4, GO, VRDO, LOC: U.S. Bank NA, 1.25%, 3/2/2020 (b)	15,295	15,295

City of New York, Fiscal Year 2006 Series I, Subseries I-8, GO, VRDO, LIQ: State Street Bank & Trust, 1.19%, 3/2/2020 (b)	6,960	6,960

City of New York, Fiscal Year 2008 Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.21%, 3/2/2020 (b)	28,950	28,950

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.19%, 3/2/2020 (b)	22,115	22,115

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.21%, 3/2/2020 (b)	42,405	42,405

City of New York, Fiscal Year 2013

Series A, Subseries A-2, GO, VRDO, LIQ: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	70,600	70,600

Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	44,705	44,705

City of New York, Fiscal Year 2014

Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.18%, 3/2/2020 (b)	10,000	10,000

Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	51,550	51,550

City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.21%, 3/2/2020 (b)	35,345	35,345

City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ: Barclays Bank plc, 1.17%, 3/2/2020 (b)	30,825	30,825

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/2/2020 (b)	1,340	1,340

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.18%, 3/2/2020 (b)	1,615	1,615

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	60,455	60,455

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	9,580	9,580

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	25,775	25,775

Series 2018B-1F, Rev., BAN, 5.00%, 5/15/2020	11,815	11,908

Series 2018B-1G, Rev., BAN, 5.00%, 5/15/2020	22,785	22,964

Series 2018B-1H, Rev., BAN, 5.00%, 5/15/2020	12,875	12,975

Series 2019D-2, Rev., BAN, 4.00%, 7/1/2020	52,000	52,467

New York City Housing Development Corp., Multi-Family Rental Housing Series 2001A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	24,800	24,800

New York City Housing Development Corp., Multi-Family Rental Housing, Brittany Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	6,200	6,200

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	10,630	10,630

New York City Housing Development Corp., Multi-Family Rental Housing, Westport Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	15,000	15,000

New York City Housing Development Corp., Multi-Family, 88 Murray Street Series A, Rev., VRDO, LOC: FNMA, 1.19%, 3/6/2020 (b)	11,700	11,700

New York City Housing Development Corp., Multi-Family, Manhattan Court Series A, Rev., VRDO, LOC: Citibank NA, 1.18%, 3/6/2020 (b)	15,945	15,945

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008

Series BB-5, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/2/2020 (b)	3,765	3,765

Subseries B-1A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	50,000	50,000

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Series 2012A-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.17%, 3/2/2020 (b)	10,400	10,400

Series B, Subseries B-1, Rev., VRDO, LIQ: U.S. Bank NA, 1.18%, 3/2/2020 (b)	11,100	11,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/2/2020 (b)	5,240	5,240

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.25%, 3/2/2020 (b)	4,205	4,205

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution

Series 2009BB-2, Rev., VRDO, LIQ: Landesbank Hessen- Thueringen, 1.19%, 3/2/2020 (b)	32,195	32,195

Series BB, Rev., VRDO, LIQ: State Street Bank & Trust, 1.21%, 3/2/2020 (b)	39,485	39,485

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.15%, 3/2/2020 (b)	67,715	67,715

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014

Subseries 2014 AA-3, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (b)	8,850	8,850

Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	21,530	21,530

Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.24%, 3/2/2020 (b)	22,440	22,440

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015

Subseries BB-1, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	31,720	31,720

Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.20%, 3/2/2020 (b)	45,605	45,605

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.20%, 3/6/2020 (b)	40,050	40,050

New York City Transitional Finance Authority, Future Tax Secured Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.21%, 3/2/2020 (b)	1,100	1,100

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.15%, 3/6/2020 (b)	40,510	40,510

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (b)	8,515	8,515

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-6, Rev., VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/2/2020 (b)	8,350	8,350

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	29,700	29,700

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.20%, 3/6/2020 (b)	36,000	36,000

New York City Transitional Finance Authority, Future Tax Secured, New York City Recovery

Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.20%, 3/6/2020 (b)	6,910	6,910

Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.22%, 3/6/2020 (b)	1,105	1,105

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.14%, 3/6/2020 (b)	9,245	9,245

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.25%, 3/6/2020 (b)	59,525	59,525

New York State Energy Research and Development Authority

Series 2010A-1, Rev., VRDO, LOC:Bank of Nova Scotia, 1.16%, 3/6/2020 (b)	24,000	24,000

Series C, Subseries C-2, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.16%, 3/6/2020 (b)	1,010	1,010

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.15%, 3/6/2020 (b)	920	920

New York State Housing Finance Agency

Series A, Rev., VRDO, LOC: FNMA, 1.19%, 3/6/2020 (b)	18,100	18,100

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	1,700	1,700

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	2,400	2,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.25%, 3/6/2020 (b)	100	100

New York State Housing Finance Agency, Worth Street

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	3,400	3,400

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	2,100	2,100

RBC Municipal Products, Inc. Trust Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	10,000	10,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	49,370	49,370

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	35,000	35,000

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	35,000	35,000

		1,516,054

North Carolina — 1.2%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.15%, 3/6/2020 (b)	23,165	23,165

Charlotte-Mecklenburg Hospital Authority, Health Care Series E, Rev., VRDO, AGM, LOC: TD Bank NA, 1.19%, 3/6/2020 (b)	27,805	27,805

City of Raleigh, Downtown Improvement Projects

Series B-1, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.12%, 3/6/2020 (b)	10,350	10,350

Series B-2, COP, VRDO, LIQ: PNC Bank NA, 1.15%, 3/6/2020 (b)	29,625	29,625

City of Raleigh, Enterprise System Series 2008A, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/6/2020 (b)	16,440	16,440

Forsyth County Series A, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.14%, 3/6/2020 (b)	4,525	4,525

North Carolina Medical Care Commission, Moses Cone Health System Series 2004A, Rev., VRDO, 1.14%, 3/6/2020 (b)	31,770	31,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — continued

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.17%, 3/6/2020 (b)	14,800	14,800

University of North Carolina, University Hospital at Chapel Hill Series B, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.20%, 3/2/2020 (b)	375	375

		158,855

Ohio — 1.7%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	200	200

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, LIQ: PNC Bank NA, 1.15%, 3/6/2020 (b)	20,000	20,000

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, AMT, 1.20%, 3/6/2020 (b)	15,040	15,040

County of Hamilton, Cincinnati Children’s Hospital Medical Center Rev., VRDO, 1.17%, 3/6/2020 (b)	27,950	27,950

County of Hamilton, Hospital Facilities, The Elizabeth Gamble Deaconess Home Association

Series A, Rev., VRDO, LOC: Northern Trust Co., 1.15%, 3/6/2020 (b)	13,250	13,250

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	9,500	9,500

County of Montgomery, Hospital Facilities, Premier Health Partners Obligated Group Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	29,425	29,425

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.26%, 3/2/2020 (b)	20,025	20,025

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	15,000	15,000

State of Ohio, Cleveland Clinic Health System

Series 2019E, Rev., VRDO, LIQ: PNC Bank NA, 1.25%, 3/2/2020 (b)	16,235	16,235

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Series 2019 D2, Rev., VRDO, 1.14%, 3/6/2020 (b)	8,400	8,400

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	5,470	5,470

Tender Option Bond Trust Receipts/Certificates

Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	25,000	25,000

Series 2019-E-134, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	12,800	12,800

Series 2020-XL0126, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	4,800	4,800

		223,095

Oregon — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Other — 1.3%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 1.19%, 3/6/2020 (b) (c)	35,335	35,335

FHLMC, Multi-Family Housing

Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.19%, 3/6/2020 (b) (c)	16,890	16,890

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.19%, 3/6/2020 (b) (c)	38,425	38,425

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.20%, 3/6/2020 (b) (c)	5,085	5,085

Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.20%, 3/6/2020 (b) (c)	32,547	32,547

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.22%, 3/6/2020 (b) (c)	19,430	19,430

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.22%, 3/6/2020 (b) (c)	10,895	10,895

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.21%, 3/6/2020 (b)	690	690

		159,297

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — 3.7%

Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008-A, Rev., VRDO, LIQ: Bank of New York Mellon, 1.25%, 3/2/2020 (b)	3,450	3,450

Bucks County IDA, Grand View Hospital

Series A, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	400	400

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	19,200	19,200

County of Allegheny

Series C, GO, VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	12,000	12,000

Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	25,030	25,030

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	18,910	18,910

Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	690	690

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.21%, 3/6/2020 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	2,200	2,200

Philadelphia Gas Works Co., 1998 General Ordinance

Series B, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	18,115	18,115

Series E, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	24,770	24,770

Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.13%, 3/6/2020 (b)	12,300	12,300

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	15,000	15,000

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	160,095	160,095

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	72,250	72,250

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	5,070	5,070

Series 2018-XG0201, Rev., VRDO, GTD, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	20,000	20,000

		460,335

Rhode Island — 0.3%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.19%, 3/6/2020 (b)	1,390	1,390

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.08%, 3/6/2020 (b)	7,045	7,045

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.30%, 3/6/2020 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.20%, 3/2/2020 (b)	450	450

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	9,000	9,000

		24,885

South Carolina — 1.2%

County of Richland GO, BAN, 3.00%, 2/25/2021	83,800	85,494

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 1.26%, 3/6/2020 (b)	40,000	40,000

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	30,725	30,725

		156,219

South Dakota — 0.1%

South Dakota Housing Development Authority Series 2020B, Rev., VRDO, 1.15%, 3/6/2020 (b)	16,500	16,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 1.0%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/2/2020 (b)	12,400	12,400

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	13,400	13,400

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	15,390	15,390

Series 2018-BAML5001, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	72,455	72,455

		113,645

Texas — 7.4%

Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	7,800	7,800

City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Series A, Rev., VRDO, LOC: Citibank NA, 1.15%, 3/6/2020 (b)	16,340	16,340

City of Houston, Combined Utility System, First Lien

Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	10,600	10,600

Series B-2, Rev., VRDO, LOC: Citibank NA, 1.15%, 3/6/2020 (b)	21,000	21,000

County of Harris, Industrial Development Corp., Exxon Corp., Project Series B, Rev., VRDO, 1.18%, 3/2/2020 (b)	7,100	7,100

Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.19%, 3/6/2020 (b)	12,000	12,000

Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project Rev., VRDO, 1.18%, 3/2/2020 (b)	12,400	12,400

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.16%, 3/6/2020 (b)	25,000	25,000

Series D, Rev., VRDO, 1.16%, 3/6/2020 (b)	18,500	18,500

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A-2, Rev., VRDO, 1.20%, 3/2/2020 (b)	1,300	1,300

Subseries A-3, Rev., VRDO, 1.20%, 3/2/2020 (b)	100	100

North Texas Tollway Authority System Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	6,750	6,750

RBC Municipal Products, Inc. Trust Series E141, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	25,000	25,000

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	10,000	10,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	5,400	5,400

State of Texas Rev., TRAN, 4.00%, 8/27/2020	270,410	273,977

State of Texas, Transportation Commission, Multi Mode Mobility Fund Series 2006B, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.16%, 3/6/2020 (b)	10,000	10,000

State of Texas, Veterans

Series 2011C, GO, VRDO, LIQ: FHLB, 1.15%, 3/6/2020 (b)	15,000	15,000

GO, VRDO, LIQ: TD Bank NA, 1.16%, 3/6/2020 (b)	70,000	70,000

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	12,790	12,790

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	9,775	9,775

State of Texas, Veterans Housing Assistance Program

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	23,250	23,250

Series 2004-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	19,680	19,680

Series 2007-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	26,360	26,360

Series 2008-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	27,770	27,770

Series 2008-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	26,150	26,150

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care System Project Rev., VRDO, LOC: TD Bank NA, 1.19%, 3/2/2020 (b)	9,990	9,990

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.15%, 3/6/2020 (b)	20,200	20,200

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008-C, Rev., VRDO, 1.17%, 3/6/2020 (b)	35,900	35,900

Series 2012-B, Rev., VRDO, 1.17%, 3/6/2020 (b)	24,000	24,000

Series A, Rev., VRDO, 1.17%, 3/6/2020 (b)	47,580	47,580

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0685, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	34,815	34,815

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	7,125	7,125

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	6,175	6,175

Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	17,820	17,820

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,000	4,000

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	5,000	5,000

Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.21%, 3/6/2020 (b) (c)	1,360	1,360

Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.18%, 3/6/2020 (b)	11,645	11,645

		919,652

Utah — 0.9%

Central Utah Water Conservancy District, Limited Tax Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.18%, 3/6/2020 (b)	20,800	20,800

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.10%, 3/6/2020 (b)	37,340	37,340

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.14%, 3/6/2020 (b)	8,725	8,725

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.14%, 3/6/2020 (b)	13,215	13,215

County of Weber, IHC Health Services, Inc. Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.10%, 3/6/2020 (b)	2,340	2,340

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.18%, 3/6/2020 (b)	25,000	25,000

		107,420

Vermont — 0.1%

Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health Series A, Rev., VRDO, LOC: TD Bank NA, 1.14%, 3/6/2020 (b)	10,000	10,000

Virginia — 1.2%

Albermarle County Economic Development Authority, Sentara Martha Jefferson Hospital Series 2018A-B, Rev., VRDO, LIQ: TD Bank NA, 1.15%, 3/2/2020 (b)	5,605	5,605

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, LIQ: TD Bank NA, 1.15%, 3/6/2020 (b)	15,705	15,705

Loudoun County Economic Development Authority, Howard Huges Medical Institute Series E, Rev., VRDO, 1.15%, 3/6/2020 (b)	20,500	20,500

Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/6/2020 (b)	5,425	5,425

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	8,170	8,170

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	7,000	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	8,500	8,500

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	5,415	5,415

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.15%, 3/6/2020 (b)	58,445	58,445

		142,265

Washington — 1.7%

Chelan County Public Utility District No.1 Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.19%, 3/6/2020 (b)	17,360	17,360

County of King, Junior Lien, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.18%, 3/6/2020 (b)	22,000	22,000

Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.19%, 3/6/2020 (b)	28,280	28,280

Port of Tacoma, Subordinate Lien

Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b)	19,000	19,000

Rev., VRDO, AMT, LOC: PNC Bank NA, 1.23%, 3/6/2020 (b)	14,300	14,300

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	8,800	8,800

Series 2018-ZF2682, Rev., VRDO, GTD, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	7,000	7,000

Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	27,180	27,180

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	13,065	13,065

Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	17,400	17,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.14%, 3/6/2020 (b)	23,860	23,860

Washington State Housing Finance Commission, Multi-Family Housing, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	15,095	15,095

		213,340

West Virginia — 0.1%

West Virginia Hospital Finance Authority, Hospital Series 2018-D, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	8,190	8,190

Wisconsin — 0.7%

City of Milwaukee Series 2019 R2, Rev., RAN, 4.00%, 5/7/2020	55,000	55,230

Public Finance Authority Series 2019 C, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/2/2020 (b)	6,000	6,000

Wisconsin Housing and Economic Development Authority, Home Ownership

Series 2019 B, Rev., VRDO, FNMA COLL, LIQ: FHLB, 1.15%, 3/6/2020 (b)	8,000	8,000

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	11,205	11,205

		80,435

Wyoming — 0.6%

County of Sublette, Wyoming Pollution Control, Exxonmobile Project Rev., VRDO, 1.18%, 3/2/2020 (b)	5,000	5,000

County of Uinta, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.20%, 3/2/2020 (b)	45,185	45,185

Wyoming Community Development Authority

Series 2, Rev., VRDO, LIQ: RBC Capital Markets, 1.15%, 3/6/2020 (b)	9,000	9,000

Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b)	9,750	9,750

Rev., VRDO, LIQ: Bank of America NA, 1.16%, 3/6/2020 (b)	10,000	10,000

		78,935

Total Municipal Bonds (Cost $8,754,174)		8,754,174

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 9.2%

California — 2.1%

Nuveen California AMT-Free Quality Municipal Income Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 # (c)	5,000	5,000

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.24%, 3/6/2020 # (c)	26,800	26,800

Series 4, LIQ: Royal Bank of Canada, 1.26%, 3/6/2020 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 1.26%, 3/6/2020 # (c)	21,000	21,000

Series 1, LIQ: Societe Generale, 1.27%, 3/6/2020 # (c)	59,200	59,200

Series 2, LIQ: Citibank NA, 1.27%, 3/6/2020 # (c)	27,500	27,500

Series 6, LIQ: Citibank NA, 1.27%, 3/6/2020 # (c)	67,600	67,600

		265,600

New York — 0.5%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 1, LIQ: Citibank NA, 1.19%, 3/6/2020 # (c)	18,600	18,600

Series 5, LIQ: TD Bank NA, 1.19%, 3/6/2020 # (c)	40,000	40,000

		58,600

Other — 6.6%

BlackRock MuniYield Investment Fund LIQ: TD Bank NA, 1.27%, 3/6/2020 # (c)	27,400	27,400

Nuveen AMT-Free Municipal Credit Income Fund

Series 1, LIQ: Citibank NA, 1.21%, 3/6/2020 # (c)	24,000	24,000

Series 5, LIQ: Societe Generale, 1.21%, 3/6/2020 # (c)	127,000	127,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.21%, 3/6/2020 # (c)	124,300	124,300

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.20%, 3/6/2020 # (c)	173,500	173,500

Series 2, LIQ: Citibank NA, 1.21%, 3/6/2020 # (c)	92,000	92,000

Series 4, LIQ: Barclays Bank plc, 1.21%, 3/6/2020 # (c)	28,600	28,600

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.21%, 3/6/2020 # (c)	25,000	25,000

INVESTMENTS (a)	SHARES (000)	VALUE ($000)

Other — continued

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.29%, 3/6/2020 # (c)	51,600	51,600

Series 2, LIQ: Barclays Bank plc, 1.29%, 3/6/2020 # (c)	151,900	151,900

		825,300

Total Variable Rate Demand Preferred Shares (Cost $1,149,500)		1,149,500

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 14.3%

Commercial Paper — 14.3%

Alachua County Health Facilities Authority Series 08-A, 1.10%, 4/2/2020	31,240	31,240

City of Dallas 1.10%, 3/3/2020	50,000	50,000

City of Garland 1.12%, 5/6/2020	6,000	6,000

City of Rochester

Series 08-C, 1.22%, 3/4/2020	88,000	88,000

1.12%, 5/21/2020	100,000	100,000

1.17%, 8/10/2020	50,000	50,000

County of Harris Series C, 1.12%, 5/7/2020	27,000	27,000

County of Miami-Dade 1.12%, 3/17/2020	13,000	13,000

County of York Series 00B2, 1.07%, 3/2/2020	34,000	34,000

County of York, National Rural Utilities Cooperative Finance Corp. Series 00B3, 1.07%, 3/2/2020	10,600	10,600

District of Columbia 1.05%, 3/12/2020	45,000	45,000

Harris County Toll Road Authority (The) Series E-1, 1.08%, 3/12/2020	35,000	35,000

Health & Educational Facilities Authority of the State of Missouri Series 14-B, 1.20%, 3/3/2020	35,000	35,000

Health and Educational Facilities Authority of the State of Missouri

Series 14-D, 1.05%, 5/7/2020	50,000	50,000

Series 14-E, 1.05%, 5/7/2020	50,000	50,000

Series 14-C, 1.18%, 6/11/2020	45,000	45,000

Illinois Finance Authority

1.11%, 3/4/2020	64,040	64,040

Series 12-H, 1.21%, 5/7/2020	25,000	25,000

Series 12-I, 1.21%, 5/21/2020	28,760	28,760

Indiana Finance Authority Series D-2, 1.12%, 7/7/2020	60,000	60,000

Jacksonville Health Care Authority 1.17%, 8/10/2020	115,000	115,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-term Investments — continued

Commercial Paper — continued

Las Vegas Valley Water District Series 04-B, 1.00%, 3/3/2020	145,000	145,000

Lower Colorado River Authority Series B, 0.98%, 5/20/2020	50,000	49,938

Maryland Health and Higher Educational Facilities Authority Series B, 1.05%, 4/2/2020	26,690	26,690

Massachusetts Health and Educational Facilities Authority

Series H-2, 1.20%, 3/5/2020	19,585	19,585

Series H-2, 1.20%, 4/2/2020	18,340	18,340

Series H-2, 1.08%, 4/6/2020	13,835	13,835

Series H-2, 1.10%, 4/7/2020	10,750	10,750

Omaha Public Power District

Series A, 1.15%, 3/9/2020	10,000	10,000

Series A, 1.02%, 3/10/2020	10,050	10,050

Series A, 1.02%, 3/11/2020	14,300	14,300

Series A, 1.13%, 6/5/2020	10,000	10,000

Regents of the University of Michigan Series B, 1.20%, 3/5/2020	49,760	49,760

Regents of the University of Minnesota Series 05-A, 1.09%, 3/4/2020	38,000	38,000

Southwestern Illinois Development Authority

Series 17-B, 1.10%, 4/6/2020	45,000	45,000

Series 17-B, 1.21%, 5/7/2020	8,000	8,000

State of Wisconsin

Series 06-A, 1.07%, 3/6/2020	19,574	19,574

Series 16-A, 1.07%, 3/6/2020	24,515	24,515

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

The Harris County Toll Road Authority Series E-2, 1.20%, 3/12/2020	23,770	23,770

University of Texas System (The)

Series A, 1.24%, 3/31/2020	20,000	20,000

Series A, 1.06%, 4/2/2020	12,500	12,500

Series A, 1.25%, 5/4/2020	25,000	25,000

Series A, 1.25%, 5/4/2020	15,000	15,000

Series A, 1.25%, 5/5/2020	25,000	25,000

Series A, 1.25%, 5/14/2020	20,000	20,000

Series A, 1.24%, 5/18/2020	25,000	25,000

Series A, 1.29%, 5/26/2020	17,000	17,000

Series A, 1.29%, 5/29/2020	15,000	15,000

Series A, 0.99%, 6/5/2020	22,500	22,475

Series A, 1.15%, 7/10/2020	25,000	25,000

Series A, 1.15%, 7/10/2020	25,000	25,000

Series A, 1.20%, 9/10/2020	20,000	20,000

Wisconsin Health and Educational Facilities Authority Series 13-A, 1.07%, 3/6/2020	29,415	29,415

Total Commercial Paper (Cost $1,796,137)		1,796,137

Total Short-Term Investments (Cost $1,796,137)		1,796,137

Total Investments — 93.4% (Cost $11,699,811) *		11,699,811
Other Assets Less Liabilities — 6.6%		821,768

NET ASSETS — 100.0%		12,521,579

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note

RE	Reinsured
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 58.3%

Alabama — 0.4%

Alabama Housing Finance Authority, Multi-Family Housing, Alison Apartments Project Series 2007-B, Rev., VRDO, LOC: U.S. Bank NA, 1.20%, 3/6/2020 (b)	7,855	7,855

Arizona — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2758, Rev., VRDO, LIQ: Barclays Bank plc, 1.21%, 3/6/2020 (b) (c)	3,125	3,125

Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.23%, 3/6/2020 (b) (c)	7,500	7,500

		10,625

California — 1.5%

Alameda County IDA, Plyproperties Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.19%, 3/6/2020 (b)	3,475	3,475

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.20%, 3/6/2020 (b) (c)	10,000	10,000

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.25%, 3/6/2020 (b) (c)	7,000	7,000

Series 2019-BAML8003, Rev., VRDO, LOC: Bank of America NA, 1.25%, 3/6/2020 (b) (c)	10,000	10,000

		30,475

Colorado — 3.2%

Colorado State Education Loan Program Series 2019A, Rev., TRAN, 3.00%, 6/29/2020	5,000	5,029

Tender Option Bond Trust Receipts/Certificates

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/6/2020 (b) (c)	52,895	52,895

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	3,250	3,250

Series 2019-XF0757, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	4,780	4,780

		65,954

District of Columbia — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	4,365	4,365

Series 2019-XM0792, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,000	4,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

Series 2019-XF2794, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.20%, 3/6/2020 (b) (c)	3,100	3,100

Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.21%, 3/6/2020 (b) (c)	2,500	2,500

		13,965

Florida — 6.6%

Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Rev., VRDO, LOC: Citibank NA, 1.18%, 3/6/2020 (b)	3,130	3,130

Collier County Housing Finance Authority, Multi-Family Housing-Sawgrass Pines Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	5,900	5,900

County of Broward, Florida Power and Light Co., Project

Rev., VRDO, 1.27%, 3/2/2020 (b)	30,000	30,000

Series 2018A, Rev., VRDO, AMT, 1.27%, 3/2/2020 (b)	7,000	7,000

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.21%, 3/6/2020 (b)	13,960	13,960

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series I-2, Rev., VRDO, 1.12%, 3/6/2020 (b)	14,150	14,150

Hillsborough County, Housing Finance Authority, Multi-Family Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.18%, 3/6/2020 (b)	5,935	5,935

Lee County Industrial Development Authority, Florida Power and Light Co., Project Rev., VRDO, AMT, 1.27%, 3/2/2020 (b)	19,120	19,120

RBC Municipal Products, Inc. Trust Series G-115, Rev., VRDO, LOC: Royal Bank of Canada, 1.40%, 9/1/2020 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-XX1109, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	3,890	3,890

Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.21%, 3/6/2020 (b) (c)	3,750	3,750

Series 2018-XM0701, Rev., VRDO, LIQ: Citibank NA, 1.21%, 3/6/2020 (b) (c)	3,400	3,400

Series 2019-ZF0826, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/6/2020 (b) (c)	2,800	2,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Series 2019-XM0804, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	4,445	4,445

Series 2020-XF0861, Rev., VRDO, LIQ: TD Bank NA, 1.23%, 3/6/2020 (b) (c)	3,970	3,970

Volusia County Housing Finance Authority, Saxon Trace Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.17%, 3/6/2020 (b)	6,500	6,500

		133,950

Georgia — 0.6%

Development Authority of Monroe County (The), Florida Power and Light Co., Project Rev., VRDO, AMT, 1.22%, 3/2/2020 (b)	3,575	3,575

Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Series B, Rev., VRDO, 1.26%, 3/6/2020 (b)	6,850	6,850

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 1.24%, 3/6/2020 (b)	1,705	1,705

		12,130

Illinois — 0.6%

County of Will, ExxonMobil Project Rev., VRDO, 1.24%, 3/2/2020 (b)	8,040	8,040

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	4,160	4,160

		12,200

Indiana — 0.5%

City of Indianapolis, Multi-Family Housing, Nora Commons Class B, Rev., VRDO, LOC: U.S. Bank NA, 1.23%, 3/6/2020 (b)	620	620

Indiana Finance Authority, Parkview Health System Obligated Group Series 2009D, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.20%, 3/2/2020 (b)	2,115	2,115

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Rev., VRDO, LOC: Bank of America NA, 1.24%, 3/6/2020 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.25%, 3/6/2020 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/6/2020 (b) (c)	2,500	2,500

		11,195

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 0.2%

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.18%, 3/6/2020 (b)	5,000	5,000

Kansas — 1.0%

City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.21%, 3/6/2020 (b)	7,750	7,750

City of Wichita Series 298, GO, 4.00%, 10/15/2020	12,000	12,199

		19,949

Kentucky — 3.7%

Kenton County Airport Board, Flight Safety International, Inc. Series A, Rev., VRDO, 1.26%, 3/6/2020 (b)	13,600	13,600

Louisville Regional Airport Authority Series A, Rev., VRDO, 1.21%, 3/2/2020 (b)	22,600	22,600

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding

Series C, Rev., VRDO, 1.30%, 3/2/2020 (b)	18,100	18,100

Series A, Rev., VRDO, 1.31%, 3/2/2020 (b)	20,000	20,000

		74,300

Louisiana — 1.0%

Parish of St Bernard, Mobil Oil Rev., VRDO, 1.24%, 3/2/2020 (b)	8,000	8,000

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML7003, Rev., VRDO, LOC: Bank of America NA, 1.33%, 8/12/2020 (b) (c)	12,450	12,450

		20,450

Maryland — 1.2%

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series G, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 1.28%, 3/6/2020 (b)	17,270	17,270

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.18%, 3/6/2020 (b)	8,450	8,450

		25,720

Massachusetts — 0.7%

City of Lynn GO, BAN, 2.00%, 9/1/2020	8,102	8,132

Greater Attleboro-Taunton Regional Transit Authority Rev., RAN, 2.00%, 8/21/2020	5,000	5,015

Nashoba Valley Technical High School District GO, BAN, 2.00%, 9/11/2020	2,000	2,005

		15,152

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 1.0%

L’Anse Creuse Public Schools GO, VRDO, Q-SBLF, LOC: TD Bank NA, 1.13%, 3/6/2020 (b)	3,950	3,950

Michigan State Housing Development Authority, Single Family Mortgage

Series D, Rev., LIQ: Industrial & Commercial Bank of China, 1.24%, 3/6/2020 (b)	4,890	4,890

Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.29%, 3/6/2020 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

		21,840

Mississippi — 2.8%

County of Jackson, Chevron USA, Inc. Project Rev., VRDO, 1.24%, 3/2/2020 (b)	180	180

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2007E, Rev., VRDO, 1.20%, 3/2/2020 (b)	43,650	43,650

Series 2009E, Rev., VRDO, 1.20%, 3/2/2020 (b)	13,380	13,380

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.20%, 3/2/2020 (b)	130	130

		57,340

Missouri — 1.0%

Rib Floater Trust Various States Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	10,000	10,000

St. Charles County Industrial Development Authority, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	10,700	10,700

		20,700

Nebraska — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.20%, 3/6/2020 (b) (c)	9,635	9,635

Nevada — 0.2%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,100	4,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — 2.7%

Borough of Butler GO, BAN, 2.00%, 9/11/2020	7,233	7,260

Borough of Palisades Park GO, BAN, 2.00%, 3/20/2020	3,280	3,281

Borough of Paulsboro GO, BAN, 2.00%, 8/31/2020	4,902	4,919

Borough of Roselle GO, BAN, 2.00%, 11/18/2020	10,000	10,048

Borough of Somerville GO, BAN, 1.75%, 11/5/2020	4,157	4,170

Borough of Wood-Ridge GO, BAN, 2.00%, 11/6/2020	2,149	2,159

Essex County Improvement Authority Rev., AMT, GTD, 3.00%, 11/1/2020	400	404

Township of Lyndhurst

GO, BAN, 2.75%, 3/13/2020	400	400

GO, BAN, 1.88%, 9/10/2020	900	903

Township of Mount Olive GO, BAN, 2.00%, 12/11/2020	3,374	3,392

Township of Teaneck GO, BAN, 2.00%, 6/26/2020	9,750	9,773

Township of Vernon GO, BAN, 2.00%, 9/4/2020	7,366	7,393

		54,102

New York — 6.9%

Binghamton City School District GO, BAN, 2.00%, 10/2/2020	6,500	6,522

City of Syracuse, City Purposes Series 2019B, GO, RAN, 2.00%, 7/7/2020	5,000	5,012

Herricks Union Free School District GO, TAN, 2.00%, 6/19/2020	3,000	3,006

Liverpool Central School District GO, BAN, 2.00%, 6/26/2020	2,000	2,004

Metropolitan Transportation Authority

Series 2018B-1E, Rev., BAN, 5.00%, 5/15/2020	2,000	2,015

Series 2019D-2, Rev., BAN, 4.00%, 7/1/2020	4,500	4,540

New York City Industrial Development Agency, Empowerment Zone, Tiago Holdings, LLC Project Rev., VRDO, LOC: TD Bank NA, 1.15%, 3/6/2020 (b)	32,000	32,000

New York City Transitional Finance Authority, Future Tax Secured Series D-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.25%, 3/2/2020 (b)	465	465

New York State Housing Finance Agency, 350 West 43rd Street Housing

Series 2004A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.32%, 3/2/2020 (b)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.32%, 3/2/2020 (b)	13,635	13,635

Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.32%, 3/2/2020 (b)	2,230	2,230

New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 1.32%, 3/2/2020 (b)	55,050	55,050

Palmyra Macedon Central School District GO, BAN, 2.00%, 7/21/2020	4,500	4,512

State of New York Mortgage Agency, Homeowner Mortgage Series 135, Rev., VRDO, AMT, LIQ: Barclays Bank plc, 1.27%, 3/2/2020 (b)	2,500	2,500

Town of Eastchester GO, BAN, 2.00%, 9/4/2020	2,183	2,190

		140,681

North Carolina — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

Ohio — 1.1%

City of Brecksville, Various Purpose Improvement, Limited Tax GO, BAN, 2.00%, 2/25/2021	4,875	4,918

City of Twinsburg, Gleneagles Clubhouse Improvements, Limited Tax GO, BAN, 2.00%, 2/25/2021	2,300	2,315

Finneytown Local School District GO, BAN, 2.25%, 4/15/2020	4,000	4,005

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,905	3,905

Sycamore Community City School District GO, BAN, 2.25%, 4/15/2020	8,000	8,010

		23,153

Oregon — 1.9%

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.22%, 3/6/2020 (b)	235	235

Port of Portland, Oregon International Airport, Multimodal Variable Rate

Subseries 18A, Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.30%, 3/6/2020 (b)	26,350	26,350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued

Subseries 18B, Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.30%, 3/6/2020 (b)	7,615	7,615

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 1.22%, 3/2/2020 (b)	3,600	3,600

		37,800

Other — 2.7%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 1.19%, 3/6/2020 (b) (c)	7,665	7,665

FHLMC, Multi-Family Housing

Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.19%, 3/6/2020 (b) (c)	10,000	10,000

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.19%, 3/6/2020 (b) (c)	10,000	10,000

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.20%, 3/6/2020 (b) (c)	13,785	13,785

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.22%, 3/6/2020 (b) (c)	4,490	4,490

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.22%, 3/6/2020 (b) (c)	5,840	5,840

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.21%, 3/6/2020 (b)	1,310	1,310

		53,090

Pennsylvania — 0.6%

City of Philadelphia, Water and Wastewater Series B, Rev., VRDO, LOC: TD Bank NA, 1.08%, 3/6/2020 (b)	1,540	1,540

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2006-93B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.19%, 3/6/2020 (b)	3,120	3,120

Southeastern Pennsylvania Transportation Authority Rev., 3.00%, 3/1/2020	30	30

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0702, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,000	2,000

Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.21%, 3/6/2020 (b) (c)	4,490	4,490

		11,180

Rhode Island — 0.5%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.30%, 3/6/2020 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Carolina — 0.5%

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 1.26%, 3/6/2020 (b)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF0824, Rev., VRDO, LOC: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	2,325	2,325

Town of Lexington, Combined Waterworks and Sewer System Rev., BAN, 2.50%, 10/27/2020	3,000	3,024

		10,349

Tennessee — 1.0%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.15%, 3/6/2020 (b)	12,750	12,750

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.21%, 3/6/2020 (b) (c)	4,420	4,420

Series 2019-XG0268, Rev., VRDO, LOC: Bank of America NA, 1.22%, 3/6/2020 (b) (c)	3,475	3,475

		20,645

Texas — 10.0%

Dallas-Fort Worth International Airport Facility Improvement Corp., Flight Safety Project Series 1999, Rev., VRDO, 1.26%, 3/6/2020 (b)	12,900	12,900

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Rev., VRDO, 1.24%, 3/2/2020 (b)	8,275	8,275

Series B, Rev., VRDO, 1.24%, 3/2/2020 (b)	5,245	5,245

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series B, Rev., VRDO, 1.24%, 3/2/2020 (b)	25,100	25,100

Subseries B-4, Rev., VRDO, 1.24%, 3/2/2020 (b)	2,475	2,475

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.22%, 3/6/2020 (b)	3,425	3,425

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

State of Texas Rev., TRAN, 4.00%, 8/27/2020	40,000	40,523

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust,

1.18%, 3/6/2020 (b)	170	170

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/6/2020 (b)	5,165	5,165

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.23%, 3/6/2020 (b)	11,915	11,915

State of Texas, Veterans Housing Assistance Program Series 2007-B, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.23%, 3/6/2020 (b)	27,445	27,445

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.15%, 3/6/2020 (b)	3,200	3,200

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.19%, 3/2/2020 (b)	8,015	8,015

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0465, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/6/2020 (b) (c)	48,605	48,605

		205,458

Virginia — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.25%, 3/6/2020 (b) (c)	15,190	15,190

Washington — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 3/6/2020 (b) (c)	5,610	5,610

West Virginia — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0130, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b) (c)	11,085	11,085

Wyoming — 0.8%

County of Laramie, Industrial Development, Cheyenne Light Fuel and Power Co. Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.21%, 3/6/2020 (b)	7,000	7,000

County of Lincoln, Wyoming Pollution Control, ExxonMobile Project Series 2014, Rev., VRDO, AMT, 1.22%, 3/2/2020 (b)	9,615	9,615

		16,615

Total Municipal Bonds (Cost $1,190,493)		1,190,493

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 4.1%

California — 0.5%

Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 1.26%, 3/6/2020 # (c)	10,000	10,000

Other — 3.6%

BlackRock MuniYield Quality Fund III, Inc. LIQ: Citibank NA, 1.29%, 3/6/2020 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 2, LIQ: Barclays Bank plc, 1.29%, 3/6/2020 # (c)	20,000	20,000

Series 3, LIQ: Barclays Bank plc, 1.29%, 3/6/2020 # (c)	24,200	24,200

		74,200

Total Variable Rate Demand Preferred Shares (Cost $84,200)		84,200

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 3.0%

Commercial Paper — 3.0%

City of Atlanta Series K-4, 1.50%, 3/23/2020	2,500	2,500

County of Harris

Series A-1, 1.15%, 3/5/2020	450	450

Series B, 1.15%, 3/5/2020	100	100

Series C, 1.15%, 3/5/2020	250	250

1.20%, 3/12/2020	950	950

Series A-1, 1.12%, 5/7/2020	1,785	1,785

Series A-1, 1.07%, 6/4/2020	1,250	1,250

County of Hillsborough, Capital Improvement Program Series A, 1.17%, 4/30/2020	3,000	3,000

County of Miami-Dade Series A-1, 1.12%, 3/17/2020	15,000	15,000

Harris County Toll Road Authority (The)

Series E-2, 1.08%, 3/12/2020	3,950	3,950

Series E-1, 1.20%, 3/12/2020	1,830	1,830

Indiana Finance Authority Series D-2, 1.12%, 7/7/2020	3,000	3,000

Massachusetts Bay Transportation Authority Series A, 1.15%, 4/2/2020	4,700	4,700

Omaha Public Power District Series A, 1.06%, 4/2/2020	3,700	3,700

Southwestern Illinois Development Authority Series 17-B, 1.21%, 5/7/2020	2,500	2,500

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

University of Texas System (The)

Series A, 1.25%, 5/4/2020	5,000	5,000

Series A, 1.29%, 5/29/2020	10,000	10,000

Total Commercial Paper (Cost $59,965)		59,965

Total Short-Term Investments (Cost $59,965)		59,965

Total Investments — 65.4% (Cost $1,334,658)*		1,334,658
Other Assets Less Liabilities — 34.6%		705,466

NET ASSETS — 100.0%		2,040,124

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 73.6%

California — 73.6%

Alameda Public Financing Authority, Multi-Family Housing, Eagle Village/Parrot Village Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.08%, 3/6/2020 (b)	200	200

California Certificate Series 2016-XF2252, GO, VRDO, LIQ: Citibank NA, 1.11%, 3/6/2020 (b) (c)	6,240	6,240

California Infrastructure and Economic Development Bank, Industrial Development, Silva Corks USA LLC Project Rev., VRDO, LOC: Bank of America NA, 1.33%, 3/6/2020 (b)	1,690	1,690

California Municipal Finance Authority, Chevron USA, Inc., Project Rev., VRDO, 1.10%, 3/2/2020 (b)	1,250	1,250

California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project

Series 2010A, Rev., VRDO, 1.05%, 3/2/2020 (b)	7,400	7,400

Series 2010-A, Rev., VRDO, 1.10%, 3/2/2020 (b)	17,060	17,060

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.18%, 3/6/2020 (b)	2,200	2,200

California Public Finance Authority, Sharp Healthcare Series 2017B, Rev., VRDO, LOC: Barclays Bank plc, 1.10%, 3/2/2020 (b)	9,400	9,400

California State Public Works Board, Capital Projects Series 2019C, Rev., 5.00%, 11/1/2020	1,495	1,534

California Statewide Communities Development Authority, Rady Children’s Hospital Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.05%, 3/2/2020 (b)	10,090	10,090

City and County of San Francisco, Multi-Family Housing, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.19%, 3/6/2020 (b)	13,250	13,250

City and County of San Francisco, Multiple Capital Appreciation Projects COP, 5.00%, 4/1/2020	6,000	6,020

City of Irvine, Reassessment District No. 93-14 VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.09%, 3/2/2020 (b)	25,366	25,366

City of Los Angeles

Rev., TRAN, 5.00%, 6/25/2020	13,340	13,506

Series 2017B, GO, 5.00%, 9/1/2020	400	408

City of Los Angeles Department of Airports, Private Activity Rev., AMT, 5.00%, 5/15/2020	1,000	1,008

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

City of Los Angeles, Harbor Department Series A, Rev., AMT, 5.00%, 8/1/2020	500	508

City of Los Angeles, Queen Portfolio Apartments Series 2007D, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.30%, 3/6/2020 (b)	700	700

City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	8,500	8,500

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	2,000	2,000

Coast Community College District Series A, GO, 5.00%, 8/1/2020	310	315

County of Los Angeles Rev., TRAN, 5.00%, 6/30/2020	2,200	2,228

County of Riverside

Rev., TRAN, 5.00%, 6/30/2020	5,565	5,636

Series 2019A, Rev., 1.38%, 10/22/2020	5,500	5,510

Daly City Housing Development Finance Agency, Multi-Family, Serramonte Del Rey Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.10%, 3/6/2020 (b)	8,000	8,000

Fremont Public Financing Authority Rev., 5.00%, 10/1/2020	2,180	2,231

Los Angeles Department of Water & Power System

Series 2019A-3, Rev., VRDO, LIQ: Citibank NA, 1.05%, 3/2/2020 (b)	1,255	1,255

Series A-2, Rev., VRDO, LIQ: TD Bank NA, 1.05%, 3/2/2020 (b)	8,770	8,770

Series B-3, Rev., VRDO, LIQ: Barclays Bank plc, 1.05%, 3/2/2020 (b)	15,000	15,000

Los Angeles Department of Water and Power System

Subseries B-4, Rev., VRDO, LIQ: Citibank NA, 1.16%, 3/2/2020 (b)	15,000	15,000

Series A-6, Rev., VRDO, LIQ: Bank of America NA, 1.19%, 3/2/2020 (b)	8,510	8,510

Series 2013B, Rev., 5.00%, 7/1/2020	315	319

Metropolitan Water District of Southern California

Series 2018A-1, Rev., VRDO, LIQ: TD Bank NA, 1.16%, 3/2/2020 (b)	7,420	7,420

Series 2017A, Rev., VRDO, LIQ: Citibank NA, 1.19%, 3/2/2020 (b)	12,990	12,990

Modesto Public Financing Authority Rev., VRDO, LOC: Bank of the West, 1.00%, 3/6/2020 (b)	11,165	11,165

RBC Municipal Products, Inc. Trust VRDO, LOC: Royal Bank of Canada, 1.30%, 3/6/2020 (b) (c)	2,000	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	77

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-6, GO, VRDO, LOC: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	6,000	6,000

Regents of the University of California Series 2013AL-3, Rev., VRDO, 1.16%, 3/2/2020 (b)	11,000	11,000

Regents of the University of California Medical Center Pooled Series 2013K, Rev., VRDO, 1.10%, 3/2/2020 (b)	4,765	4,765

Regents of the University of California, Medical Center Pooled Series 2007B-1, Rev., VRDO, 1.10%, 3/2/2020 (b)	5,300	5,300

San Diego Unified School District Series A, Rev., TRAN, 5.00%, 6/30/2020	660	668

San Marcos Unified School District Series 2016-ZF2390, GO, VRDO, LIQ: Citibank NA, 1.12%, 3/6/2020 (b) (c)	7,760	7,760

Sonoma County Junior College District Series 2014B, GO, 4.00%, 8/1/2020	8,800	8,909

State of California Series 2005B5, GO, VRDO, LOC: MUFG Union Bank NA, 1.18%, 3/2/2020 (b)	4,000	4,000

State of California, Kindergarten University Public Education Facilities Series 2004B-5, GO, VRDO, LOC: U.S. Bank NA, 1.18%, 3/2/2020 (b)	6,125	6,125

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2534, GO, VRDO, LIQ: Citibank NA, 1.11%, 3/6/2020 (b) (c)	920	920

Series 2018-YX1098, Rev., VRDO, LIQ: Barclays Bank plc, 1.13%, 3/6/2020 (b) (c)	3,500	3,500

Series 2019-XL0109, Rev., VRDO, LIQ: Barclays Bank plc, 1.13%, 3/6/2020 (b) (c)	1,250	1,250

Series 2017-XF0607, Rev., VRDO, LIQ: TD Bank NA, 1.15%, 3/6/2020 (b) (c)	3,330	3,330

Series 2018-G-92, GO, VRDO, LOC: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	1,500	1,500

Series 2018-XF0727, Rev., VRDO, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	1,500	1,500

Series 2018-XG0182, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/6/2020 (b) (c)	6,030	6,030

Series 2018-XL0059, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/6/2020 (b) (c)	3,000	3,000

Series 2018-XM0696, Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/6/2020 (b) (c)	2,295	2,295

Series 2019-XF0753, GO, VRDO, LIQ: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	2,000	2,000

Series 2019-XL0117, Rev., VRDO, LOC: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	2,000	2,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2020-XF0862, GO, VRDO, LIQ: TD Bank NA, 1.15%, 3/6/2020 (b) (c)	7,650	7,650

Series E-67, Rev., VRDO, LOC: Royal Bank of Canada, 1.15%, 3/6/2020 (b) (c)	3,000	3,000

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.15%, 3/6/2020 (b) (c)	5,400	5,400

Series 2018-XG0181, GO, VRDO, LIQ: Bank of America NA, 1.16%, 3/6/2020 (b) (c)	4,985	4,985

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 1.16%, 3/6/2020 (b) (c)	2,230	2,230

Series 2018-ZF2771, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.16%, 3/6/2020 (b) (c)	4,750	4,750

Series 2020-XF0863, GO, VRDO, LIQ: Bank of America NA, 1.16%, 3/6/2020 (b) (c)	11,460	11,460

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	7,615	7,615

Series 2018-ZF2744, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	6,900	6,900

Series 2019-XL0112, Rev., VRDO, LIQ: Barclays Bank plc, 1.17%, 3/6/2020 (b) (c)	1,050	1,050

Series 2018-ZM0585, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b) (c)	3,750	3,750

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	7,785	7,785

Series 2016-ZF2386, GO, VRDO, LIQ: Citibank NA, 1.20%, 3/6/2020 (b) (c)	5,340	5,340

Series 2017-XF0578, GO, VRDO, LIQ: TD Bank NA, 1.20%, 3/6/2020 (b) (c)	1,190	1,190

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.20%, 3/6/2020 (b) (c)	10,000	10,000

Series 2019-XM0750, Rev., VRDO, LIQ: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	2,250	2,250

Series 2017-ZF0581, Rev., VRDO, LIQ: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	2,375	2,375

Series 2017-ZM0473, Rev., VRDO, LIQ: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	2,600	2,600

Series 2017-ZM0487, Rev., VRDO, LIQ: Royal Bank of Canada, 1.21%, 3/6/2020 (b) (c)	1,465	1,465

Series 2019-BAML8003, Rev., VRDO, LOC: Bank of America NA, 1.25%, 3/6/2020 (b) (c)	15,870	15,870

Total Municipal Bonds (Cost $424,196)		424,196

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 7.6%

California — 7.6%

BlackRock MuniYield California Quality Fund, Inc. Series W-7, LIQ: TD Bank NA, 1.24%, 3/6/2020 # (c)	5,000	5,000

Nuveen California AMT-Free Quality Municipal Income Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 # (c)	20,000	20,000

Nuveen California Quality Municipal Income Fund

Series 4, LIQ: Royal Bank of Canada, 1.26%, 3/6/2020 # (c)	7,000	7,000

Series 1, LIQ: Societe Generale, 1.27%, 3/6/2020 # (c)	7,000	7,000

Series 6, LIQ: Citibank NA, 1.27%, 3/6/2020 # (c)	5,100	5,100

Total Variable Rate Demand Preferred Shares (Cost $44,100)		44,100

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 18.6%

Commercial Paper — 18.6%

California State University Institute

Series A, 0.95%, 5/6/2020	5,900	5,900

California Statewide Communities Development Authority

Series 08-C, 1.20%, 3/5/2020	5,000	5,000

Series D, 1.10%, 6/11/2020	12,000	12,000

Series 09-D, 0.95%, 7/8/2020	5,000	5,000

City of San Diego Series A, 0.89%, 5/12/2020	6,000	6,000

Los Angeles County Capital Asset Leasing Corp. 1.05%, 4/8/2020	1,700	1,700

1.09%, 5/14/2020	5,000	5,000

1.10%, 5/19/2020	1,400	1,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Municipal Improvement Corp. of Los Angeles

Series A-1, 0.91%, 3/5/2020	9,605	9,605

Series A-3, 1.10%, 5/12/2020	2,500	2,500

San Diego County Water Authority Series 10, 1.13%, 5/13/2020	5,000	5,000

San Diego Public Facilities Financing Authority Series B, 0.83%, 4/2/2020	5,704	5,704

San Francisco City & County Public Utilities Commission Wastewater Series A-2, 0.89%, 4/1/2020	2,740	2,740

State of California

Series 11A5, 0.89%, 4/6/2020	4,000	4,000

Series A, 0.90%, 4/22/2020	5,000	5,000

Series A-1, 1.08%, 5/12/2020	2,500	2,500

Series 11A5, 1.10%, 5/12/2020	3,750	3,750

State of California Department of Water Resources 1.07%, 4/7/2020	7,615	7,615

University of California

Series A, 1.10%, 5/12/2020	4,000	4,000

Series A, 1.10%, 5/13/2020	8,500	8,500

Series A, 1.12%, 5/13/2020	2,000	2,000

West Basin Financing Corp. 0.90%, 3/4/2020	2,500	2,500

Total Commercial Paper (Cost $107,414)		107,414

Total Short-Term Investments (Cost $107,414)		107,414

Total Investments — 99.8% (Cost $575,710)*		575,710
Other Assets Less Liabilities — 0.2%		1,007

NET ASSETS — 100.0%		576,717

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	79

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 83.7%

New York — 83.7%

Addison Central School District GO, BAN, 2.00%, 7/17/2020	10,200	10,228

Albany Industrial Development Agency, Civic Facility, Living Resources Corp. Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.18%, 3/6/2020 (b)	2,490	2,490

Allegany-Limestone Central School District GO, BAN, 2.00%, 6/26/2020	5,000	5,011

Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC: HSBC Bank USA NA, 1.24%, 3/6/2020 (b)	12,620	12,620

Battery Park City Authority, Junior

Series D-1, Rev., VRDO, LIQ: TD Bank NA, 1.11%, 3/6/2020 (b)	10,000	10,000

Series D-2, Rev., VRDO, LIQ: TD Bank NA, 1.12%, 3/6/2020 (b)	5,000	5,000

Berlin Central School District Series 2019B, GO, BAN, 2.00%, 7/24/2020	8,250	8,271

Binghamton City School District GO, BAN, 2.00%, 10/2/2020	10,000	10,034

Brighton Central School District GO, BAN, 2.00%, 6/30/2020	10,000	10,024

Build NYC Resource Corp., The Asia Society Project Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	1,860	1,860

Center Moriches Union Free School District GO, TAN, 2.00%, 6/25/2020	6,400	6,413

Cheektowaga-Maryvale Union Free School District GO, BAN, 2.00%, 7/14/2020	5,500	5,515

City of Kingston Series B, GO, BAN, 2.00%, 8/26/2020	9,732	9,769

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.19%, 3/2/2020 (b)	11,715	11,715

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.21%, 3/2/2020 (b)	3,350	3,350

City of New York, Fiscal Year 2013 Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	10,650	10,650

City of New York, Fiscal Year 2014 Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	12,200	12,200

City of New York, Fiscal Year 2017 Series A, Subseries A-7, GO, VRDO, LOC: Bank of the West, 1.23%, 3/2/2020 (b)	22,290	22,290

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

City of New York, Fiscal Year 2018 Subseries E-5, GO, VRDO, LOC: TD Bank NA, 1.18%, 3/2/2020 (b)	13,175	13,175

City of Rome Series B, GO, BAN, 2.00%, 6/17/2020	4,141	4,149

City of Syracuse, City Purposes Series 2019B, GO, RAN, 2.00%, 7/7/2020	10,000	10,025

Cold Spring Harbor Central School District GO, TAN, 2.00%, 6/25/2020	3,820	3,827

County of Broome GO, TAN, 1.75%, 3/4/2020	6,750	6,750

County of Livingston GO, BAN, 2.00%, 9/10/2020	2,576	2,585

County of Montgomery GO, BAN, 2.00%, 10/9/2020	7,470	7,496

East Quogue Union Free School District GO, TAN, 2.00%, 6/25/2020	3,000	3,007

East Williston Union Free School District GO, TAN, 2.00%, 6/25/2020	3,500	3,508

Elmont Union Free School District GO, TAN, 2.00%, 6/25/2020	5,000	5,011

Erie County Industrial Development Agency (The), Canisius High School Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.25%, 3/6/2020 (b)	10,820	10,820

Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.25%, 3/6/2020 (b)	2,000	2,000

Fayetteville-Manlius Central School District

Series 2020A, GO, BAN, 1.75%, 7/17/2020	7,834	7,851

Series 2019B, GO, BAN, 2.00%, 7/30/2020	3,200	3,210

Franklin County Civic Development Corp., Alice Hyde Medical Center Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.25%, 3/6/2020 (b)	4,220	4,220

Greenport Union Free School District GO, TAN, 2.00%, 6/25/2020	2,900	2,907

Hammondsport Central School District GO, BAN, 1.75%, 6/26/2020	2,400	2,404

Hannibal Central School District GO, BAN, 2.00%, 7/31/2020	900	902

Hendrick Hudson Central School District GO, BAN, 2.50%, 5/14/2020	4,000	4,010

Herricks Union Free School District GO, TAN, 2.00%, 6/19/2020	3,000	3,006

Lafayette Central School District GO, BAN, 2.00%, 6/26/2020	5,400	5,413

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Liverpool Central School District Series 2019A, GO, BAN, 2.00%, 9/25/2020	3,867	3,879

Marion Central School District GO, BAN, 2.00%, 6/26/2020	2,000	2,005

Mattituck-Cutchogue Union Free School District GO, TAN, 2.00%, 6/25/2020	8,500	8,518

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/2/2020 (b)	2,000	2,000

Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.18%, 3/2/2020 (b)	19,160	19,160

Subseries B-1, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.14%, 3/6/2020 (b)	17,040	17,040

Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	25,000	25,000

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	17,300	17,300

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.15%, 3/6/2020 (b)	34,185	34,185

Series 2018B, Subseries 2018-B-1, Rev., BAN, 5.00%, 5/15/2020	2,500	2,519

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	2,290	2,307

Series 2018B-1C, Rev., BAN, 5.00%, 5/15/2020	7,410	7,464

Series 2018B-1E, Rev., BAN, 5.00%, 5/15/2020	3,500	3,526

Series 2019C, Rev., BAN, 4.00%, 7/1/2020	1,090	1,100

Series 2019D-2, Rev., BAN, 4.00%, 7/1/2020	23,320	23,529

Monticello Central School District GO, BAN, 2.00%, 9/18/2020	10,010	10,051

Nassau County Industrial Development Housing Agency Rev., VRDO, LOC: FNMA, 1.18%, 3/6/2020 (b)	13,500	13,500

Nassau County Interim Finance Authority, Sales Tax Secured Series B, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.10%, 3/6/2020 (b)	30,000	30,000

Nassau Health Care Corp., Nassau County Guaranteed

Series 2009C-2, Rev., VRDO, GTD, LOC: Bank of America NA, 1.14%, 3/6/2020 (b)	19,460	19,460

Series 2009D-1, Rev., VRDO, GTD, LOC: Bank of America NA, 1.14%, 3/6/2020 (b)	4,490	4,490

Series 2009D-2, Rev., VRDO, GTD, LOC: Bank of America NA, 1.14%, 3/6/2020 (b)	17,360	17,360

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Subseries C1, Rev., VRDO, GTD, LOC: Bank of America NA, 1.14%, 3/6/2020 (b)	17,620	17,620

Subseries B-1, Rev., VRDO, GTD, LOC: Bank of America NA, 1.15%, 3/6/2020 (b)	28,170	28,170

New York City Health & Hospital Corp., Health System Series C, Rev., VRDO, LOC: TD Bank NA, 1.14%, 3/6/2020 (b)	14,125	14,125

New York City Housing Development Corp., Multi-Family Housing Series 2009A, Rev., VRDO, LOC: FHLMC, 1.13%, 3/6/2020 (b)	8,700	8,700

New York City Housing Development Corp., Multi-Family Housing, Ogden Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	4,660	4,660

New York City Housing Development Corp., Multi-Family Mortgage, 1405 Fifth Avenue Apartments Series A, Rev., VRDO, LOC: Citibank NA, 1.18%, 3/6/2020 (b)	9,790	9,790

New York City Housing Development Corp., Multi-Family Mortgage, 500 East 165th Street Apartments Series 2006 A, Rev., VRDO, LOC: Bank of America NA, 1.20%, 3/6/2020 (b)	6,500	6,500

New York City Housing Development Corp., Multi-Family Mortgage, Bathgate Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	3,225	3,225

New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site Series C, Rev., VRDO, LOC: Citibank NA, 1.23%, 3/6/2020 (b)	6,665	6,665

New York City Housing Development Corp., Multi-Family Mortgage, Bruckner by the Bridge Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.14%, 3/6/2020 (b)	13,990	13,990

New York City Housing Development Corp., Multi-Family Mortgage, Elliott Chelsea Development Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.15%, 3/6/2020 (b)	17,145	17,145

New York City Housing Development Corp., Multi-Family Mortgage, Markham Gardens Apartments Series 2006 A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.19%, 3/6/2020 (b)	5,800	5,800

New York City Housing Development Corp., Multi-Family Mortgage, Reverend Ruben Diaz Rev., VRDO, FHLMC, LIQ: FHLMC, 1.19%, 3/6/2020 (b)	2,305	2,305

New York City Housing Development Corp., Multi-Family Mortgage, West 26th Street Development Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.13%, 3/6/2020 (b)	10,170	10,170

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	81

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Housing Development Corp., Multi-Family Rental Housing Series 2001A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	7,900	7,900

New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.14%, 3/6/2020 (b)	22,045	22,045

New York City Housing Development Corp., Multi-Family Rental Housing, Brittany Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	29,400	29,400

New York City Housing Development Corp., Multi-Family Rental Housing, Gold Street Series A, Rev., VRDO, LOC: FNMA, 1.20%, 3/6/2020 (b)	20,000	20,000

New York City Housing Development Corp., Multi-Family Rental Housing, Lexington Courts Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.15%, 3/6/2020 (b)	8,270	8,270

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	2,300	2,300

New York City Housing Development Corp., Multi-Family, Pearl LLC Series 2006A, Rev., VRDO, LOC: FNMA, 1.20%, 3/6/2020 (b)	6,100	6,100

New York City Industrial Development Agency, 123 Washington LLC Project Series 2007, Rev., VRDO, LOC: Bank of China, 1.22%, 3/2/2020 (b)	27,255	27,255

New York City Industrial Development Agency, Civic Facility, New York Congregational Nursing Center Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.25%, 3/6/2020 (b)	300	300

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.22%, 3/2/2020 (b)	15,050	15,050

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014

Subseries 2014 AA-3, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (b)	16,285	16,285

Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.19%, 3/2/2020 (b)	28,200	28,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.20%, 3/2/2020 (b)	10,160	10,160

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016 Series AA-2, Rev., VRDO, LIQ: PNC Bank NA, 1.25%, 3/2/2020 (b)	500	500

New York City Transitional Finance Authority Future Tax Secured Subseries C-5, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	5,015	5,015

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.15%, 3/6/2020 (b)	10,000	10,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (b)	19,850	19,850

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	3,855	3,855

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.13%, 3/6/2020 (b)	3,230	3,230

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.22%, 3/2/2020 (b)	9,700	9,700

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.22%, 3/2/2020 (b)	7,850	7,850

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/2/2020 (b)	5,100	5,100

New York City Transitional Finance Authority, Future Tax Secured, New York City Recovery Series 1, Subseries 1D, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.22%, 3/2/2020 (b)	5,195	5,195

New York City Trust for Cultural Resources, American Museum Series 2014B2, Rev., VRDO, 1.15%, 3/6/2020 (b)	8,000	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Trust for Cultural Resources, Metropolitan Museum of Art

Subseries A-1, Rev., VRDO, 1.12%, 3/6/2020 (b)	21,825	21,825

Subseries A-2, Rev., VRDO, 1.12%, 3/6/2020 (b)	13,230	13,230

New York City Water and Sewer System, Second General Resolution Series CC-1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/6/2020 (b)	980	980

New York State Dormitory Authority, Blythedale Children’s Hospital Rev., VRDO, LOC: TD Bank NA, 1.19%, 3/6/2020 (b)	2,090	2,090

New York State Dormitory Authority, Catholic Health System Series 2019 B, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.15%, 3/6/2020 (b)	17,000	17,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution

Series D, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	30,000	30,000

Series C, Rev., VRDO, LOC: Bank of America NA, 1.15%, 3/6/2020 (b)	17,465	17,465

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.25%, 3/6/2020 (b)	10,000	10,000

New York State Dormitory Authority, Highland Community Development Corp. Series B, Rev., VRDO, LOC: HSBC Bank USA NA, 1.11%, 3/6/2020 (b)	2,735	2,735

New York State Dormitory Authority, Metropolitan Museum of Art Series B, Rev., VRDO, 1.00%, 3/6/2020 (b)	80	80

New York State Dormitory Authority, Northern Westchester Hospital Series 2009, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/6/2020 (b)	2,270	2,270

New York State Dormitory Authority, Remarketing

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.14%, 3/6/2020 (b)	43,260	43,260

Series B-1, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/6/2020 (b)	1,825	1,825

New York State Dormitory Authority, St. John’s University

Series 2008B-1, Rev., VRDO, LOC: Bank of America NA, 1.12%, 3/6/2020 (b)	1,105	1,105

Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.12%, 3/6/2020 (b)	5,035	5,035

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Dormitory Authority, State Personal Income Tax Series C, Rev., 5.00%, 3/15/2020	500	501

New York State Dormitory Authority, Teresian House Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.18%, 3/6/2020 (b)	13,200	13,200

New York State Dormitory Authority, University of Rochester Series 2006A-1, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/6/2020 (b)	10,205	10,205

New York State Energy Research and Development Authority

Series 2010A-1, Rev., VRDO, LOC:Bank of Nova Scotia, 1.16%, 3/6/2020 (b)	10,000	10,000

Series 2004C-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.23%, 3/6/2020 (b)	15,700	15,700

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.15%, 3/6/2020 (b)	29,600	29,600

New York State Housing Finance Agency

Series 2002A, Rev., VRDO, LOC: FNMA, 1.20%, 3/6/2020 (b)	5,500	5,500

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.20%, 3/6/2020 (b)	7,050	7,050

New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.18%, 3/6/2020 (b)	8,055	8,055

New York State Housing Finance Agency, 222 East 44th Street Housing

Series A, Rev., VRDO, LOC: Bank of China, 1.20%, 3/6/2020 (b)	23,300	23,300

Series A, Rev., VRDO, LOC: Bank of China, 1.20%, 3/6/2020 (b)	23,250	23,250

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.12%, 3/6/2020 (b)	63,500	63,500

New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.19%, 3/6/2020 (b)	9,985	9,985

New York State Housing Finance Agency, 42nd and 10th Housing

Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.12%, 3/6/2020 (b)	14,000	14,000

Series A, Rev., VRDO, AMT, LIQ: FHLMC, 1.17%, 3/6/2020 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	83

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, 42nd West 10th Street Housing Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.12%, 3/6/2020 (b)	37,205	37,205

New York State Housing Finance Agency, 505 East 37th Street Housing

Series 2009A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.22%, 3/2/2020 (b)	7,050	7,050

Series 2009B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.22%, 3/2/2020 (b)	7,000	7,000

New York State Housing Finance Agency, 600 West 42nd Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.14%, 3/6/2020 (b)	8,400	8,400

New York State Housing Finance Agency, Clarkstown Maplewood Gardens Housing Series 2009A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.15%, 3/6/2020 (b)	455	455

New York State Housing Finance Agency, Clinton Park Housing Series 2010A, Rev., VRDO, LIQ: FHLMC, 1.14%, 3/6/2020 (b)	11,120	11,120

New York State Housing Finance Agency, College Arms Series 2008A, Rev., VRDO, LIQ: FHLMC, 1.14%, 3/6/2020 (b)	7,090	7,090

New York State Housing Finance Agency, Historic Front Street Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.16%, 3/6/2020 (b)	5,650	5,650

New York State Housing Finance Agency, Housing, 160 Madison Avenue Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.20%, 3/2/2020 (b)	36,925	36,925

New York State Housing Finance Agency, Liberty Street Realty LLC Series 2003 A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.14%, 3/6/2020 (b)	7,000	7,000

New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.13%, 3/6/2020 (b)	2,050	2,050

New York State Housing Finance Agency, Theater Row, Tower Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.23%, 3/6/2020 (b)	11,300	11,300

New York State Housing Finance Agency, Tribeca Green Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.17%, 3/6/2020 (b)	39,560	39,560

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, Union Square South Housing Series 1996-A, Rev., VRDO, FNMA, LOC: FNMA, 1.19%, 3/6/2020 (b)	39,850	39,850

New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.23%, 3/6/2020 (b)	1,600	1,600

North Shore Central School District GO, TAN, 2.00%, 6/25/2020	5,000	5,010

North Syracuse Central School District GO, BAN, 2.00%, 8/7/2020	10,800	10,835

Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project Series 2007, Rev., VRDO, LOC: HSBC Bank USA NA, 1.25%, 3/6/2020 (b)	4,250	4,250

Oyster Bay-East Norwich Central School District GO, TAN, 2.00%, 6/23/2020	5,200	5,211

Port Chester-Rye Union Free School District GO, BAN, 2.50%, 6/12/2020	9,700	9,733

Putnam Valley Central School District GO, BAN, 2.00%, 7/17/2020	2,000	2,005

RBC Municipal Products, Inc. Trust, Floater Certificates (Canada)

Series 2018-G5, GO, VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	6,000	6,000

Series E-137, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	23,000	23,000

Sag Harbor Union Free School District Series 2019A, GO, BAN, 2.50%, 6/5/2020	2,000	2,006

Schalmont Central School District GO, BAN, 2.00%, 9/3/2020	1,297	1,302

Seaford Union Free School District GO, TAN, 2.00%, 6/25/2020	5,000	5,012

Shenendehowa Central School District GO, BAN, 1.95%, 6/26/2020	3,000	3,006

Skaneateles Central School District GO, BAN, 2.00%, 7/23/2020	4,900	4,913

South Glens Falls Central School District Series 2019A, GO, BAN, 2.00%, 7/24/2020	1,145	1,148

State of New York Mortgage Agency, Homeowner Mortgage

Series 207, Rev., VRDO, LIQ: Royal Bank of Canada, 1.17%, 3/6/2020 (b)	14,000	14,000

Series 129, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.21%, 3/6/2020 (b)	5,500	5,500

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	38,950	38,950

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.22%, 3/2/2020 (b) (c)	12,200	12,200

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	6,265	6,265

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	4,015	4,015

Series 2017-XF0564, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	3,000	3,000

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	13,815	13,815

Series 2018-XF0634, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	7,440	7,440

Series 2018-XF0635, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	6,185	6,185

Series 2018-XF0636, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	13,985	13,985

Series 2018-XF0697, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	5,355	5,355

Series 2018-XF2646, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	4,540	4,540

Series 2018-XF2656, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	2,400	2,400

Series 2018-XF2704, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	4,000	4,000

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	11,000	11,000

Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	20,000	20,000

Series 2018-ZF2769, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	2,500	2,500

Series 2018-ZF2772, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	9,785	9,785

Series 2018-ZM0682, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	5,000	5,000

Series 2019-XF0838, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	1,600	1,600

Series 2019-XF0858, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,800	2,800

Series 2019-XL0102, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	10,225	10,225

Series 2019-XL0122, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,940	2,940

Series 2019-XM0783, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.17%, 3/6/2020 (b) (c)	1,215	1,215

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2019-XM0784, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.17%, 3/6/2020 (b) (c)	3,330	3,330

Series 2019-ZF0831, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,450	2,450

Series 2019-ZF0832, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	945	945

Series 2019-ZF2777, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	6,000	6,000

Series 2019-ZF2778, Rev., VRDO, LIQ: Citibank NA, 1.17%, 3/6/2020 (b) (c)	5,000	5,000

Series 2020-XF0865, Rev., VRDO, AGM, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	5,330	5,330

Series 2020-XF0880, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 3/6/2020 (b) (c)	9,035	9,035

Series 2020-XF2852, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	5,000	5,000

Series 2020-XG0272, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	8,120	8,120

Series 2020-XG0273, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,000	2,000

Series 2020-XG0276, Rev., VRDO, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	16,370	16,370

Series 2020-XG0277, Rev., VRDO, AGM, LOC: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	13,260	13,260

Series 2020-ZM0807, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	5,950	5,950

Series 2020-ZM0808, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.17%, 3/6/2020 (b) (c)	10,430	10,430

Series ZM0544, Rev., VRDO, LIQ: Bank of America NA, 1.17%, 3/6/2020 (b) (c)	2,220	2,220

Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	7,400	7,400

Series 2016-XM0438, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	4,000	4,000

Series 2016-ZM0129, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,240	4,240

Series 2016-ZM0138, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	2,500	2,500

Series 2016-ZM0139, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,500	3,500

Series 2017-XF0593, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	4,355	4,355

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	85

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2017-XF0598, Rev., VRDO, LIQ: TD Bank NA, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

Series 2017-XG0112, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	5,600	5,600

Series 2017-XM0505, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b) (c)	8,961	8,960

Series 2017-ZM0513, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.18%, 3/6/2020 (b) (c)	20,000	20,000

Series 2018-XF2529, Rev., VRDO, LIQ: Citibank NA, 1.18%, 3/6/2020 (b) (c)	2,625	2,625

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	8,000	8,000

Series 2018-ZF0271, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,170	3,170

Series 2018-ZF2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	2,600	2,600

Series 2018-ZM0600, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 3/6/2020 (b) (c)	7,500	7,500

Series 2018-ZM0661, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.18%, 3/6/2020 (b) (c)	5,000	5,000

Series 2019-XF0829, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	6,600	6,600

Series 2019-XF0839, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

Series 2019-XF0847, Rev., VRDO, LOC: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	22,230	22,230

Series 2019-XF0849, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	2,500	2,500

Series 2019-XM0724, Rev., VRDO, LIQ: Royal Bank of Canada, 1.18%, 3/6/2020 (b) (c)	3,000	3,000

Series 2019-BAML-5009, Rev., VRDO, LOC: Bank of America NA, 1.19%, 3/6/2020 (b) (c)	20,024	20,024

Series 2019-XL0110, Rev., VRDO, LIQ: Royal Bank of Canada, 1.19%, 3/6/2020 (b) (c)	5,230	5,230

Series XF2481, Rev., VRDO, LOC: Barclays Bank plc, 1.19%, 3/6/2020 (b) (c)	2,160	2,160

Series 2016-ZF0464, Rev., VRDO, LOC: Royal Bank of Canada, 1.20%, 3/6/2020 (b) (c)	23,000	23,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2017-XF2488, Rev., VRDO, LIQ: Citibank NA, 1.20%, 3/6/2020 (b) (c)	2,500	2,500

Series 2018-XM0616, Rev., VRDO, LIQ: Citibank NA, 1.20%, 3/6/2020 (b) (c)	10,425	10,425

Series 2019-XG0265, Rev., VRDO, LIQ: Bank of America NA, 1.20%, 3/6/2020 (b) (c)	12,080	12,080

Series 2016-Zf0269, Rev., VRDO, LIQ: TD Bank NA, 1.22%, 3/6/2020 (b) (c)	2,000	2,000

Series 2018-XF0683, Rev., VRDO, LIQ: TD Bank NA, 1.22%, 3/6/2020 (b) (c)	2,000	2,000

Town of Aurora Series 2019A, GO, BAN, 1.50%, 4/2/2020	4,400	4,401

Town of Greece GO, BAN, 2.00%, 10/16/2020	2,500	2,509

Town of Huntington GO, BAN, 2.00%, 9/24/2020	1,000	1,004

Town of Islip Series 2019A, GO, BAN, 2.00%, 5/15/2020	2,600	2,604

Town of Lansing GO, BAN, 2.00%, 9/10/2020	2,153	2,161

Town of North Hempstead Series 2019B, GO, BAN, 2.00%, 9/25/2020	1,013	1,016

Town of Orchard Park GO, BAN, 2.00%, 8/21/2020	5,215	5,235

Town of Southold GO, BAN, 2.00%, 9/24/2020	9,279	9,315

Town of Victor GO, BAN, 2.00%, 7/30/2020	3,586	3,598

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Subseries 2005B-3, Rev., VRDO, LOC: State Street Bank & Trust, 1.18%, 3/2/2020 (b)	14,000	14,000

Union Endicott Central School District GO, BAN, 2.00%, 10/22/2020	1,393	1,398

Victor Central School District Series 2019B, GO, BAN, 2.00%, 9/18/2020	2,536	2,546

Village of Kings Point

GO, BAN, 2.00%, 7/24/2020	2,905	2,914

Series 2019B, GO, BAN, 2.00%, 7/24/2020	3,160	3,168

Village of Pelham Series 2019A, GO, BAN, 2.00%, 9/18/2020	3,265	3,278

Warrensburg Central School District GO, BAN, 2.00%, 6/25/2020	4,000	4,009

Waterloo Central School District GO, BAN, 2.25%, 6/26/2020	4,000	4,012

West Hempstead Union Free School District GO, 2.00%, 6/25/2020	4,900	4,910

Total Municipal Bonds (Cost $2,259,898)		2,259,898

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 6.1%

New York — 6.1%

BlackRock MuniYield New York Quality Fund, Inc. Series W-7, LIQ: Citibank NA, 1.27%, 3/6/2020 # (c)	50,000	50,000

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 1, LIQ: Citibank NA, 1.19%, 3/6/2020 # (c)	10,000	10,000

Series 2, LIQ: Citibank NA, 1.19%, 3/6/2020 # (c)	51,600	51,600

Series 3, LIQ: Citibank NA, 1.19%, 3/6/2020 # (c)	33,200	33,200

Nuveen New York Quality Municipal Income Fund Series 1, LIQ: TD Bank NA, 1.26%, 3/6/2020 # (c)	20,300	20,300

Total Variable Rate Demand Preferred Shares (Cost $165,100)		165,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 0.8%

Commercial Paper — 0.8%

Port Authority of New York and New Jersey

1.15%, 3/11/2020	19,070	19,070

Series B, 1.16%, 5/13/2020	4,040	4,040

Total Commercial Paper (Cost $23,110)		23,110

Total Short-Term Investments (Cost $23,110)		23,110

Total Investments — 90.6% (Cost $2,448,108)*		2,448,108
Other Assets Less Liabilities — 9.4%		254,419

NET ASSETS — 100.0%		2,702,527

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CONS	Consolidated Bonds
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
RAN	Revenue Anticipation Note
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2020.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$44,712,035	$965,488		$2,926,270
Repurchase agreements, at value	18,112,800	—		541,000
Cash	585,848	—		—	(a)
Receivables:
Investment securities sold	—	26,982		—
Interest from non-affiliates	74,862	2,416		3,639

Total Assets	63,485,545	994,886		3,470,909

LIABILITIES:
Payables:
Due to custodian	—	—	(a)	—
Distributions	62,051	808		4,808
Investment securities purchased	370,000	23,532		10,000
Accrued liabilities:
Investment advisory fees	4,079	54		60
Administration fees	2,808	37		44
Distribution fees	3	—		—
Service fees	2,419	20		—
Custodian and accounting fees	431	32		52
Trustees’ and Chief Compliance Officer’s fees	12	—		—	(a)
Registration fees	1,714	—		71
Other	900	35		50

Total Liabilities	444,417	24,518		15,085

Net Assets	$63,041,128	$970,368		$3,455,824

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$63,019,523	$970,284	$3,455,003
Total distributable earnings (loss)	21,605	84	821

Total Net Assets	$63,041,128	$970,368	$3,455,824

Net Assets:
Class C	$806	$—	$—
Academy	150,519	—	—
Agency	2,517,667	41,696	—
Agency SL	—	—	3,455,824
Capital	33,683,247	228,168	—
IM	5,541,728	391,386	—
Institutional Class	15,607,982	309,118	—
Morgan	2,880,586	—	—
Premier	2,646,576	—	—
Reserve	12,017	—	—

Total	$63,041,128	$970,368	$3,455,824

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	806	—	—
Academy	150,432	—	—
Agency	2,515,932	41,694	—
Agency SL	—	—	3,455,145
Capital	33,665,946	228,159	—
IM	5,538,605	391,382	—
Institutional Class	15,599,645	309,104	—
Morgan	2,878,315	—	—
Premier	2,645,084	—	—
Reserve	12,008	—	—
Net Asset Value offering and redemption price per share
Class C	$1.0005	$—	$—
Academy	1.0006	—	—
Agency	1.0007	1.0001	—
Agency SL	—	—	1.0002
Capital	1.0005	1.0000	—
IM	1.0006	1.0000	—
Institutional Class	1.0005	1.0000	—
Morgan	1.0008	—	—
Premier	1.0006	—	—
Reserve	1.0007	—	—

Cost of investments in non-affiliates	$44,689,926	$965,407	$2,925,456
Cost of repurchase agreements	18,112,800	—	541,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$7,930,064		$68,580,541	$11,010,055
Repurchase agreements, at value	2,890,406		84,187,286	18,487,810
Cash	14,970		6,160,416	754,117
Receivables:
Investment securities sold	—		167,141	847,910
Fund shares sold	—		2,628	—
Interest from non-affiliates	11,947		228,557	40,937

Total Assets	10,847,387		159,326,569	31,140,829

LIABILITIES:
Payables:
Distributions	7,933		92,847	16,896
Investment securities purchased	70,000		—	—
Fund shares redeemed	—		872	—
Accrued liabilities:
Investment advisory fees	677		9,946	1,957
Administration fees	464		6,813	1,341
Distribution fees	49		741	230
Service fees	1,163		7,805	1,860
Custodian and accounting fees	79		655	154
Trustees’ and Chief Compliance Officer’s fees	—	(a)	18	3
Registration fees	112		2,604	2
Other	250		2,176	686

Total Liabilities	80,727		124,477	23,129

Net Assets	$10,766,660		$159,202,092	$31,117,700

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$10,766,866	$159,207,765	$31,118,658
Total distributable earnings (loss)	(206)	(5,673)	(958)

Total Net Assets	$10,766,660	$159,202,092	$31,117,700

Net Assets:
Class C	$18,423	$—	$292,824
Academy	—	85,026	—
Agency	1,452,745	14,132,125	1,744,289
Capital	2,295,874	86,263,432	9,945,933
E*Trade	—	298,348	—
IM	—	7,443,910	37,429
Institutional Class	3,412,753	43,246,064	16,887,054
Investor	7,904	684,791	29,937
Morgan	543,317	2,064,159	734,856
Premier	3,031,847	4,095,749	1,439,412
Reserve	3,797	20,829	5,966
Service	—	867,659	—

Total	$10,766,660	$159,202,092	$31,117,700

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	18,425	—	292,833
Academy	—	85,026	—
Agency	1,452,747	14,132,404	1,744,352
Capital	2,295,873	86,266,738	9,946,178
E*Trade	—	298,355	—
IM	—	7,444,143	37,429
Institutional Class	3,412,769	43,247,691	16,887,616
Investor	7,904	684,833	29,938
Morgan	543,323	2,064,159	734,884
Premier	3,031,855	4,095,848	1,439,459
Reserve	3,797	20,829	5,966
Service	—	867,719	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$7,930,064	$68,580,541	$11,010,055
Cost of repurchase agreements	2,890,406	84,187,286	18,487,810

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,052,387	$67,661,706	$11,699,811
Cash	15,756	1,092,430	18
Receivables:
Investment securities sold	14,113	—	901,355
Investment securities sold—delayed delivery securities	—	—	2,270
Fund shares sold	3,803	—	—
Interest from non-affiliates	2,004	56,909	29,340

Total Assets	3,088,063	68,811,045	12,632,794

LIABILITIES:
Payables:
Due to custodian	14,113	—	—
Distributions	2,160	52,746	7,306
Investment securities purchased	—	2,627,364	100,653
Fund shares redeemed	2,234	—	—
Accrued liabilities:
Investment advisory fees	195	4,197	797
Administration fees	134	2,875	546
Distribution fees	3	586	345
Service fees	230	3,361	1,192
Custodian and accounting fees	17	293	72
Trustees’ and Chief Compliance Officer’s fees	—	2	1
Registration fees	4	1,551	147
Other	292	401	156

Total Liabilities	19,382	2,693,376	111,215

Net Assets	$3,068,681	$66,117,669	$12,521,579

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
NET ASSETS:
Paid-in-Capital	$3,068,849	$66,118,477	$12,521,853
Total distributable earnings (loss)	(168)	(808)	(274)

Total Net Assets	$3,068,681	$66,117,669	$12,521,579

Net Assets:
Agency	$242,716	$4,197,262	$782,269
Capital	—	32,963,549	—
IM	—	11,885	—
Institutional Class	2,572,379	22,282,460	9,173,460
Morgan	34,728	2,023,440	10,842
Premier	218,858	2,537,050	847,483
Reserve	—	2,102,023	1,707,525

Total	$3,068,681	$66,117,669	$12,521,579

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	242,753	4,197,300	782,276
Capital	—	32,963,904	—
IM	—	11,885	—
Institutional Class	2,572,766	22,282,738	9,173,408
Morgan	34,735	2,023,462	10,842
Premier	218,889	2,537,069	847,431
Reserve	—	2,102,029	1,707,442
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$3,052,387	$67,661,706	$11,699,811

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,334,658	$575,710		$2,448,108
Receivables:
Due from custodian	—	8,510		—
Investment securities sold	701,430	—		250,029
Investment securities sold—delayed delivery securities	495	—		1,450
Interest from non-affiliates	4,811	1,570		6,147

Total Assets	2,041,394	585,790		2,705,734

LIABILITIES:
Payables:
Due to custodian	1	—		24
Distributions	453	265		1,405
Investment securities purchased	—	8,516		1,031
Accrued liabilities:
Investment advisory fees	89	24		124
Administration fees	62	17		85
Distribution fees	36	14		10
Service fees	145	78		276
Custodian and accounting fees	19	12		17
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Registration fees	363	41		174
Other	102	106		61

Total Liabilities	1,270	9,073		3,207

Net Assets	$2,040,124	$576,717		$2,702,527

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$2,040,132	$576,722	$2,702,344
Total distributable earnings (loss)	(8)	(5)	183

Total Net Assets	$2,040,124	$576,717	$2,702,527

Net Assets:
Agency	$112,747	$24,892	$262,677
E*Trade	—	—	—
Institutional Class	1,688,150	287,724	1,625,406
Morgan	35,473	2,447	62,178
Premier	135,261	233,249	742,781
Reserve	—	—	1,122
Service	68,493	28,405	8,363

Total	$2,040,124	$576,717	$2,702,527

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	112,746	24,889	262,654
E*Trade	—	—	—
Institutional Class	1,688,155	287,670	1,625,300
Morgan	35,473	2,447	62,169
Premier	135,261	233,216	742,714
Reserve	—	—	1,122
Service	68,488	28,400	8,361
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,334,658	$575,710	$2,448,108

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,255,993	$13,642		$77,388
Interest income from affiliates	8,220	—	(a)	—	(a)

Total investment income	1,264,213	13,642		77,388

EXPENSES:
Investment advisory fees	44,495	783		2,740
Administration fees	31,966	562		1,972
Distribution fees (See Note 4)	36	—		—
Service fees (See Note 4)	48,376	482		—
Custodian and accounting fees	1,693	141		218
Interest expense to affiliates	1	—	(a)	—	(a)
Professional fees	701	57		85
Trustees’ and Chief Compliance Officer’s fees	228	28		38
Printing and mailing costs	24	—	(a)	8
Registration and filing fees	2,847	98		155
Transfer agency fees (See Note 2.G.)	1,710	130		107
Offering costs (See Note 2.E.)	—	—	(a)	25
Other	377	18		27

Total expenses	132,454	2,299		5,375

Less fees waived	(12,571)	(478)		(3,295)
Less expense reimbursements	(45)	(11)		(25)

Net expenses	119,838	1,810		2,055

Net investment income (loss)	1,144,375	11,832		75,333

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	218	51		10
Change in net unrealized appreciation/depreciation on investments in non-affiliates	13,052	114		331

Net realized/unrealized gains (losses)	13,270	165		341

Change in net assets resulting from operations	$1,157,645	$11,997		$75,674

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$177,300	$3,082,363	$608,358
Interest income from affiliates	311	73,504	13,299
Income from interfund lending (net)	194	—	—

Total investment income	177,805	3,155,867	621,657

EXPENSES:
Investment advisory fees	6,364	120,612	23,822
Administration fees	4,556	86,774	17,155
Distribution fees (See Note 4)	559	16,690	3,136
Service fees (See Note 4)	12,978	130,526	31,402
Custodian and accounting fees	301	2,406	633
Professional fees	146	1,686	395
Trustees’ and Chief Compliance Officer’s fees	52	591	139
Printing and mailing costs	60	281	15
Registration and filing fees	1,025	6,030	333
Transfer agency fees (See Note 2.G.)	258	3,070	702
Other	2	865	190

Total expenses	26,301	369,531	77,922

Less fees waived	(2,755)	(34,334)	(8,669)

Net expenses	23,546	335,197	69,253

Net investment income (loss)	154,259	2,820,670	552,404

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	25	(82)	(198)

Change in net assets resulting from operations	$154,284	$2,820,588	$552,206

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020 (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$57,924	$1,191,087	$200,164
Interest income from affiliates	493	22,200	—	(a)

Total investment income	58,417	1,213,287	200,164

EXPENSES:
Investment advisory fees	2,232	47,817	11,172
Administration fees	1,610	34,359	8,071
Distribution fees (See Note 4)	35	7,119	4,354
Service fees (See Note 4)	3,326	60,703	19,775
Custodian and accounting fees	75	1,161	354
Interest expense to affiliates	2	—	13
Professional fees	65	686	224
Trustees’ and Chief Compliance Officer’s fees	35	241	80
Printing and mailing costs	54	181	26
Registration and filing fees	94	2,544	336
Transfer agency fees (See Note 2.G.)	109	1,335	308
Other	24	308	151

Total expenses	7,661	156,454	44,864

Less fees waived	(1,153)	(14,691)	(4,338)

Net expenses	6,508	141,763	40,526

Net investment income (loss)	51,909	1,071,524	159,638

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	119	711	33

Change in net assets resulting from operations	$52,028	$1,072,235	$159,671

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$38,299	$7,137		$29,046

Total investment income	38,299	7,137		29,046

EXPENSES:
Investment advisory fees	2,089	442		1,725
Administration fees	1,511	318		1,235
Distribution fees (See Note 4)	1,295	422		260
Service fees (See Note 4)	3,571	1,200		4,307
Custodian and accounting fees	100	59		87
Interest expense to affiliates	5	5		3
Professional fees	85	48		71
Trustees’ and Chief Compliance Officer’s fees	35	27		32
Printing and mailing costs	132	—	(a)	—	(a)
Registration and filing fees	954	163		332
Transfer agency fees (See Note 2.G.)	64	16		64
Other	18	14		18

Total expenses	9,859	2,714		8,134

Less fees waived	(1,945)	(358)		(809)

Net expenses	7,914	2,356		7,325

Net investment income (loss)	30,385	4,781		21,721

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	113	248		242

Change in net assets resulting from operations	$30,498	$5,029		$21,963

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,144,375	$884,549	$11,832	$7,858
Net realized gain (loss)	218	131	51	14
Change in net unrealized appreciation/depreciation	13,052	8,894	114	(33)

Change in net assets resulting from operations	1,157,645	893,574	11,997	7,839

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	(13)	(21)	—	—
Academy (b)	(457)	—	—	—
Agency	(49,744)	(40,387)	(618)	(83)
Capital	(597,060)	(535,595)	(2,326)	(263)
IM	(117,603)	(40,957)	(5,287)	(5,663)
Institutional Class	(289,111)	(212,564)	(3,653)	(1,859)
Morgan	(48,418)	(28,290)	—	—
Premier	(41,832)	(26,502)	—	—
Reserve	(183)	(346)	—	—

Total distributions to shareholders	(1,144,421)	(884,662)	(11,884)	(7,868)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,946,055	8,474,416	26,906	943,378

NET ASSETS:
Change in net assets	15,959,279	8,483,328	27,019	943,349
Beginning of period	47,081,849	38,598,521	943,349	—

End of period	$63,041,128	$47,081,849	$970,368	$943,349

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75,333	$15,410	$154,259	$64,681
Net realized gain (loss)	10	1	25	6
Change in net unrealized appreciation/depreciation	331	483	—	—

Change in net assets resulting from operations	75,674	15,894	154,284	64,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(277)	(279)
Agency	—	—	(16,604)	(6,245)
Agency SL	(75,337)	(15,410)	—	—
Capital	—	—	(30,328)	(5,669)
Institutional Class	—	—	(62,194)	(35,769)
Investor	—	—	(127)	(179)
Morgan	—	—	(6,659)	(3,399)
Premier	—	—	(38,021)	(13,059)
Reserve	—	—	(65)	(87)

Total distributions to shareholders	(75,337)	(15,410)	(154,275)	(64,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	589,948	2,865,055	5,465,305	3,508,402

NET ASSETS:
Change in net assets	590,285	2,865,539	5,465,314	3,508,403
Beginning of period	2,865,539	—	5,301,346	1,792,943

End of period	$3,455,824	$2,865,539	$10,766,660	$5,301,346

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,820,670	$2,578,969	$552,404	$506,910
Net realized gain (loss)	(82)	(3,877)	(198)	(176)

Change in net assets resulting from operations	2,820,588	2,575,092	552,206	506,734

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(3,629)	(4,095)
Academy (a)	(216)	—	—	—
Agency	(230,142)	(222,066)	(38,568)	(25,590)
Capital	(1,543,302)	(1,466,420)	(146,413)	(103,670)
Eagle Class (b)	(16,148)	(37,312)	—	—
Eagle Private Wealth Class (c)	— (d)	— (d)	—	—
E*Trade	(3,113)	(3,012)	—	—
IM	(130,326)	(89,246)	(10,160)	(48,958)
Institutional Class	(768,011)	(635,300)	(322,365)	(304,942)
Investor	(15,053)	(14,298)	(518)	(622)
Morgan	(28,533)	(21,441)	(11,478)	(6,356)
Premier	(64,204)	(67,583)	(19,186)	(12,497)
Reserve	(268)	(542)	(88)	(180)
Service	(21,354)	(21,750)	—	—

Total distributions to shareholders	(2,820,670)	(2,578,970)	(552,405)	(506,910)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,842,318	(6,980,523)	1,434,312	7,326,156

NET ASSETS:
Change in net assets	13,842,236	(6,984,401)	1,434,113	7,325,980
Beginning of period	145,359,856	152,344,257	29,683,587	22,357,607

End of period	$159,202,092	$145,359,856	$31,117,700	$29,683,587

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(c)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,909	$58,381	$1,071,524	$746,543
Net realized gain (loss)	119	13	711	(222)

Change in net assets resulting from operations	52,028	58,394	1,072,235	746,321

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(3,685)	(2,217)	(66,255)	(41,806)
Capital	—	—	(546,192)	(376,988)
IM (a)	—	—	(25)	—
Institutional Class	(45,076)	(52,791)	(364,514)	(258,873)
Morgan	(515)	(433)	(29,187)	(27,970)
Premier	(2,733)	(2,945)	(38,642)	(24,668)
Reserve	—	—	(27,410)	(16,269)

Total distributions to shareholders	(52,009)	(58,386)	(1,072,225)	(746,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(681,168)	691,739	16,533,512	14,571,405

NET ASSETS:
Change in net assets	(681,149)	691,747	16,533,522	14,571,152
Beginning of period	3,749,830	3,058,083	49,584,147	35,012,995

End of period	$3,068,681	$3,749,830	$66,117,669	$49,584,147

(a)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$159,638	$196,826	$30,385	$33,600
Net realized gain (loss)	33	1,154	113	255

Change in net assets resulting from operations	159,671	197,980	30,498	33,855

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(9,975)	(12,956)	(1,494)	(2,215)
Eagle Class (a)	—	—	(1,387)	(4,615)
Institutional Class	(128,036)	(156,952)	(25,445)	(24,246)
Morgan	(91)	(96)	(185)	(157)
Premier	(9,288)	(10,954)	(1,279)	(1,365)
Reserve	(12,603)	(16,694)	—	—
Service	—	—	(749)	(1,260)

Total distributions to shareholders	(159,993)	(197,652)	(30,539)	(33,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,045,909)	(315,886)	(1,058,068)	421,121

NET ASSETS:
Change in net assets	(4,046,231)	(315,558)	(1,058,109)	421,118
Beginning of period	16,567,810	16,883,368	3,098,233	2,677,115

End of period	$12,521,579	$16,567,810	$2,040,124	$3,098,233

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,781	$2,933	$21,721	$8,056
Net realized gain (loss)	248	148	242	6

Change in net assets resulting from operations	5,029	3,081	21,963	8,062

DISTRIBUTIONS TO SHAREHOLDERS:
Agency (a)	(124)	—	(2,365)	—
Eagle Class (b)	(24)	(88)	(60)	(191)
Institutional Class (a)	(2,358)	—	(10,243)	—
Morgan	(18)	(17)	(1,002)	(1,189)
Premier	(2,220)	(2,469)	(7,987)	(6,521)
Reserve	—	—	(10)	(13)
Service	(270)	(518)	(91)	(177)

Total distributions to shareholders	(5,014)	(3,092)	(21,758)	(8,091)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,235	84,390	1,727,911	295,217

NET ASSETS:
Change in net assets	187,250	84,379	1,728,116	295,188
Beginning of period	389,467	305,088	974,411	679,223

End of period	$576,717	$389,467	$2,702,527	$974,411

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019 (a)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$6	$—	$—
Distributions reinvested	13	21	—	—
Cost of shares redeemed	(425)	(821)	—	—

Change in net assets resulting from Class C capital transactions	$(412)	$(794)	$—	$—

Academy (b)
Proceeds from shares issued	$150,020	$—	$—	$—
Distributions reinvested	457	—	—	—

Change in net assets resulting from Academy capital transactions	$150,477	$—	$—	$—

Agency
Proceeds from shares issued	$214,440,317	$208,462,873	$141,665	$34,694
Distributions reinvested	6,895	5,212	— (c)	1
Cost of shares redeemed	(214,403,768)	(207,488,850)	(117,118)	(17,546)

Change in net assets resulting from Agency capital transactions	$43,444	$979,235	$24,547	$17,149

Capital
Proceeds from shares issued	$203,523,806	$192,273,369	$1,037,579	$113,212
Distributions reinvested	212,739	212,051	14	10
Cost of shares redeemed	(196,787,160)	(190,418,265)	(882,404)	(40,287)

Change in net assets resulting from Capital capital transactions	$6,949,385	$2,067,155	$155,189	$72,935

IM
Proceeds from shares issued	$53,762,592	$10,849,841	$5,668,758	$4,979,384
Distributions reinvested	2,352	775	— (c)	145
Cost of shares redeemed	(50,121,236)	(10,986,734)	(5,752,779)	(4,504,146)

Change in net assets resulting from IM capital transactions	$3,643,708	$(136,118)	$(84,021)	$475,383

Institutional Class
Proceeds from shares issued	$85,497,068	$55,247,913	$2,757,931	$835,339
Distributions reinvested	48,602	41,157	1	219
Cost of shares redeemed	(81,633,030)	(52,166,752)	(2,826,741)	(457,647)

Change in net assets resulting from Institutional Class capital transactions	$3,912,640	$3,122,318	$(68,809)	$377,911

Morgan
Proceeds from shares issued	$613,721,690	$307,090,167	$—	$—
Distributions reinvested	3,561	3,741	—	—
Cost of shares redeemed	(613,239,003)	(305,439,466)	—	—

Change in net assets resulting from Morgan capital transactions	$486,248	$1,654,442	$—	$—

Premier
Proceeds from shares issued	$69,228,079	$40,290,030	$—	$—
Distributions reinvested	1,244	1,477	—	—
Cost of shares redeemed	(68,467,754)	(39,500,495)	—	—

Change in net assets resulting from Premier capital transactions	$761,569	$791,012	$—	$—

Reserve
Proceeds from shares issued	$2,424,770	$4,012,689	$—	$—
Distributions reinvested	23	73	—	—
Cost of shares redeemed	(2,425,797)	(4,015,596)	—	—

Change in net assets resulting from Reserve capital transactions	$(1,004)	$(2,834)	$—	$—

Total change in net assets resulting from capital transactions	$15,946,055	$8,474,416	$26,906	$943,378

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019 (a)
SHARE TRANSACTIONS:
Class C
Issued	—	6	—	—
Reinvested	13	21	—	—
Redeemed	(425)	(821)	—	—

Change in Class C Shares	(412)	(794)	—	—

Academy (b)
Issued	149,975	—	—	—
Reinvested	457	—	—	—

Change in Academy Shares	150,432	—	—	—

Agency
Issued	214,348,639	208,425,101	141,661	34,693
Reinvested	6,892	5,212	— (c)	1
Redeemed	(214,312,930)	(207,450,783)	(117,115)	(17,546)

Change in Agency Shares	42,601	979,530	24,546	17,148

Capital
Issued	203,471,472	192,248,217	1,037,557	113,211
Reinvested	212,670	212,014	14	10
Redeemed	(196,736,156)	(190,393,300)	(882,346)	(40,287)

Change in Capital Shares	6,947,986	2,066,931	155,225	72,934

IM
Issued	53,745,178	10,848,505	5,668,624	4,979,388
Reinvested	2,351	775	— (c)	145
Redeemed	(50,104,592)	(10,985,420)	(5,752,627)	(4,504,148)

Change in IM Shares	3,642,937	(136,140)	(84,003)	475,385

Institutional Class
Issued	85,474,302	55,241,965	2,757,820	835,334
Reinvested	48,585	41,149	1	219
Redeemed	(81,611,351)	(52,161,197)	(2,826,628)	(457,642)

Change in Institutional Class Shares	3,911,536	3,121,917	(68,807)	377,911

Morgan
Issued	613,432,479	307,042,558	—	—
Reinvested	3,560	3,740	—	—
Redeemed	(612,952,228)	(305,391,593)	—	—

Change in Morgan Shares	483,811	1,654,705	—	—

Premier
Issued	69,204,821	40,284,169	—	—
Reinvested	1,244	1,477	—	—
Redeemed	(68,444,952)	(39,494,691)	—	—

Change in Premier Shares	761,113	790,955	—	—

Reserve
Issued	2,423,689	4,012,072	—	—
Reinvested	23	73	—	—
Redeemed	(2,424,725)	(4,014,969)	—	—

Change in Reserve Shares	(1,013)	(2,824)	—	—

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$13,606	$17,379
Distributions reinvested	—	—	275	279
Cost of shares redeemed	—	—	(17,530)	(17,852)

Change in net assets resulting from Class C capital transactions	$—	$—	$(3,649)	$(194)

Agency
Proceeds from shares issued	$—	$—	$2,393,073	$946,895
Distributions reinvested	—	—	2,765	295
Cost of shares redeemed	—	—	(1,485,097)	(563,714)

Change in net assets resulting from Agency capital transactions	$—	$—	$910,741	$383,476

Agency SL
Proceeds from shares issued	$24,507,300	$7,082,500	$—	$—
Distributions reinvested	1	145	—	—
Cost of shares redeemed	(23,917,353)	(4,217,590)	—	—

Change in net assets resulting from Agency SL capital transactions	$589,948	$2,865,055	$—	$—

Capital
Proceeds from shares issued	$—	$—	$3,670,986	$1,101,524
Distributions reinvested	—	—	12,365	660
Cost of shares redeemed	—	—	(1,945,970)	(642,507)

Change in net assets resulting from Capital capital transactions	$—	$—	$1,737,381	$459,677

Institutional Class
Proceeds from shares issued	$—	$—	$4,691,517	$3,885,697
Distributions reinvested	—	—	21,795	12,958
Cost of shares redeemed	—	—	(4,018,108)	(2,169,444)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$695,204	$1,729,211

Investor
Proceeds from shares issued	$—	$—	$3,928	$19,039
Distributions reinvested	—	—	127	173
Cost of shares redeemed	—	—	(4,298)	(19,681)

Change in net assets resulting from Investor capital transactions	$—	$—	$(243)	$(469)

Morgan
Proceeds from shares issued	$—	$—	$622,663	$316,847
Distributions reinvested	—	—	6,392	3,328
Cost of shares redeemed	—	—	(393,322)	(168,640)

Change in net assets resulting from Morgan capital transactions	$—	$—	$235,733	$151,535

Premier
Proceeds from shares issued	$—	$—	$4,742,192	$1,950,030
Distributions reinvested	—	—	11,491	141
Cost of shares redeemed	—	—	(2,862,793)	(1,163,026)

Change in net assets resulting from Premier capital transactions	$—	$—	$1,890,890	$787,145

Reserve
Proceeds from shares issued	$—	$—	$410	$1,161
Distributions reinvested	—	—	64	87
Cost of shares redeemed	—	—	(1,226)	(3,227)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(752)	$(1,979)

Total change in net assets resulting from capital transactions	$589,948	$2,865,055	$5,465,305	$3,508,402

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2020	Period Ended February 28, 2019 (a)	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	13,606	17,379
Reinvested	—	—	275	279
Redeemed	—	—	(17,530)	(17,852)

Change in Class C Shares	—	—	(3,649)	(194)

Agency
Issued	—	—	2,393,073	946,895
Reinvested	—	—	2,765	295
Redeemed	—	—	(1,485,097)	(563,714)

Change in Agency Shares	—	—	910,741	383,476

Agency SL
Issued	24,504,701	7,082,844	—	—
Reinvested	1	145	—	—
Redeemed	(23,914,801)	(4,217,745)	—	—

Change in Agency SL Shares	589,901	2,865,244	—	—

Capital
Issued	—	—	3,670,986	1,101,524
Reinvested	—	—	12,365	660
Redeemed	—	—	(1,945,970)	(642,507)

Change in Capital Shares	—	—	1,737,381	459,677

Institutional Class
Issued	—	—	4,691,517	3,885,697
Reinvested	—	—	21,795	12,958
Redeemed	—	—	(4,018,108)	(2,169,444)

Change in Institutional Class Shares	—	—	695,204	1,729,211

Investor
Issued	—	—	3,928	19,039
Reinvested	—	—	127	173
Redeemed	—	—	(4,298)	(19,681)

Change in Investor Shares	—	—	(243)	(469)

Morgan
Issued	—	—	622,661	316,846
Reinvested	—	—	6,392	3,328
Redeemed	—	—	(393,322)	(168,639)

Change in Morgan Shares	—	—	235,731	151,535

Premier
Issued	—	—	4,742,192	1,950,030
Reinvested	—	—	11,491	141
Redeemed	—	—	(2,862,793)	(1,163,026)

Change in Premier Shares	—	—	1,890,890	787,145

Reserve
Issued	—	—	410	1,161
Reinvested	—	—	64	87
Redeemed	—	—	(1,226)	(3,227)

Change in Reserve Shares	—	—	(752)	(1,979)

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$222,137	$178,940
Distributions reinvested	—	—	3,629	4,094
Cost of shares redeemed	—	—	(308,170)	(224,858)

Change in net assets resulting from Class C capital transactions	$—	$—	$(82,404)	$(41,824)

Academy (a)
Proceeds from shares issued	$85,020	$—	$—	$—
Distributions reinvested	6	—	—	—

Change in net assets resulting from Academy capital transactions	$85,026	$—	$—	$—

Agency
Proceeds from shares issued	$1,276,267,711	$1,353,183,882	$170,809,933	$124,453,173
Distributions reinvested	9,104	6,868	3,887	2,907
Cost of shares redeemed	(1,273,257,104)	(1,355,984,012)	(171,083,496)	(123,372,740)

Change in net assets resulting from Agency capital transactions	$3,019,711	$(2,793,262)	$(269,676)	$1,083,340

Capital
Proceeds from shares issued	$1,239,463,988	$1,198,580,018	$76,540,607	$54,777,524
Distributions reinvested	689,238	666,003	33,856	27,610
Cost of shares redeemed	(1,227,280,092)	(1,218,601,159)	(73,053,662)	(51,881,006)

Change in net assets resulting from Capital capital transactions	$12,873,134	$(19,355,138)	$3,520,801	$2,924,128

Eagle Class (b)
Proceeds from shares issued	$543,448	$4,923,912	$—	$—
Distributions reinvested	14,518	36,954	—	—
Cost of shares redeemed	(4,416,056)	(2,275,477)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(3,858,090)	$2,685,389	$—	$—

Eagle Private Wealth Class (c)
Distributions reinvested	$— (d)	$— (d)	$—	$—
Cost of shares redeemed	(21)	—	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$(21)	$— (d)	$—	$—

E*Trade
Proceeds from shares issued	$228,719	$279,841	$—	$—
Distributions reinvested	3,113	3,012	—	—
Cost of shares redeemed	(208,477)	(299,680)	—	—

Change in net assets resulting from E*Trade capital transactions	$23,355	$(16,827)	$—	$—

IM
Proceeds from shares issued	$53,182,765	$36,187,070	$1,226,373	$10,181,348
Distributions reinvested	40,503	40,933	6,783	28,953
Cost of shares redeemed	(51,888,343)	(32,612,636)	(2,647,217)	(11,810,374)

Change in net assets resulting from IM capital transactions	$1,334,925	$3,615,367	$(1,414,061)	$(1,600,073)

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$358,725,290	$373,572,925	$89,228,169	$111,302,840
Distributions reinvested	510,121	324,296	221,403	190,534
Cost of shares redeemed	(357,857,934)	(364,571,713)	(90,328,833)	(107,227,739)

Change in net assets resulting from Institutional Class capital transactions	$1,377,477	$9,325,508	$(879,261)	$4,265,635

Investor
Proceeds from shares issued	$317,919	$990,064	$170,196	$133,947
Distributions reinvested	15,053	14,298	11	8
Cost of shares redeemed	(775,851)	(624,967)	(168,853)	(154,190)

Change in net assets resulting from Investor capital transactions	$(442,879)	$379,395	$1,354	$(20,235)

Morgan
Proceeds from shares issued	$311,978,401	$208,722,801	$166,379,043	$80,166,283
Distributions reinvested	7,869	7,865	855	761
Cost of shares redeemed	(311,582,589)	(208,301,366)	(166,279,543)	(79,816,151)

Change in net assets resulting from Morgan capital transactions	$403,681	$429,300	$100,355	$350,893

Premier
Proceeds from shares issued	$163,482,618	$164,890,575	$27,622,521	$15,269,775
Distributions reinvested	5,220	3,317	6,993	3,317
Cost of shares redeemed	(162,337,604)	(167,448,259)	(27,171,290)	(14,903,539)

Change in net assets resulting from Premier capital transactions	$1,150,234	$(2,554,367)	$458,224	$369,553

Reserve
Proceeds from shares issued	$13,945	$1,561,266	$1,498	$1,360,549
Distributions reinvested	268	451	87	103
Cost of shares redeemed	(12,851)	(1,601,583)	(2,605)	(1,365,913)

Change in net assets resulting from Reserve capital transactions	$1,362	$(39,866)	$(1,020)	$(5,261)

Service
Proceeds from shares issued	$335,160	$2,999,804	$—	$—
Distributions reinvested	21,353	21,750	—	—
Cost of shares redeemed	(2,482,110)	(1,677,576)	—	—

Change in net assets resulting from Service capital transactions	$(2,125,597)	$1,343,978	$—	$—

Total change in net assets resulting from capital transactions	$13,842,318	$(6,980,523)	$1,434,312	$7,326,156

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(c)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	222,129	178,940
Reinvested	—	—	3,629	4,094
Redeemed	—	—	(308,159)	(224,858)

Change in Class C Shares	—	—	(82,401)	(41,824)

Academy (a)
Issued	85,020	—	—	—
Reinvested	6	—	—	—

Change in Academy Shares	85,026	—	—	—

Agency
Issued	1,276,267,274	1,353,183,800	170,809,890	124,453,173
Reinvested	9,104	6,868	3,887	2,907
Redeemed	(1,273,256,883)	(1,355,984,012)	(171,083,444)	(123,372,736)

Change in Agency Shares	3,019,495	(2,793,344)	(269,667)	1,083,344

Capital
Issued	1,239,463,766	1,198,580,023	76,540,547	54,777,524
Reinvested	689,238	666,003	33,856	27,610
Redeemed	(1,227,279,800)	(1,218,600,907)	(73,053,452)	(51,881,006)

Change in Capital Shares	12,873,204	(19,354,881)	3,520,951	2,924,128

Eagle Class (b)
Issued	543,315	4,923,910	—	—
Reinvested	14,518	36,954	—	—
Redeemed	(4,416,055)	(2,275,477)	—	—

Change in Eagle Class Shares	(3,858,222)	2,685,387	—	—

Eagle Private Wealth Class (c)
Reinvested	— (d)	— (d)	—	—
Redeemed	(20)	—	—	—

Change in Eagle Private Wealth Class Shares	(20)	— (d)	—	—

E*Trade
Issued	228,715	279,832	—	—
Reinvested	3,114	3,012	—	—
Redeemed	(208,471)	(299,680)	—	—

Change in E*Trade Shares	23,358	(16,836)	—	—

IM
Issued	53,182,729	36,187,065	1,226,280	10,181,266
Reinvested	40,503	40,933	6,783	28,953
Redeemed	(51,888,257)	(32,612,636)	(2,647,216)	(11,810,374)

Change in IM Shares	1,334,975	3,615,362	(1,414,153)	(1,600,155)

Institutional Class
Issued	358,725,178	373,572,906	89,227,998	111,302,840
Reinvested	510,121	324,296	221,403	190,534
Redeemed	(357,857,535)	(364,571,713)	(90,328,769)	(107,227,661)

Change in Institutional Class Shares	1,377,764	9,325,489	(879,368)	4,265,713

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS: (continued)
Investor
Issued	317,915	990,065	170,195	133,947
Reinvested	15,053	14,298	11	8
Redeemed	(775,846)	(624,961)	(168,852)	(154,190)

Change in Investor Shares	(442,878)	379,402	1,354	(20,235)

Morgan
Issued	311,978,292	208,722,785	166,379,004	80,166,283
Reinvested	7,869	7,865	855	761
Redeemed	(311,582,523)	(208,301,364)	(166,279,491)	(79,816,151)

Change in Morgan Shares	403,638	429,286	100,368	350,893

Premier
Issued	163,482,569	164,890,457	27,622,517	15,269,775
Reinvested	5,220	3,317	6,993	3,317
Redeemed	(162,337,574)	(167,448,259)	(27,171,261)	(14,903,539)

Change in Premier Shares	1,150,215	(2,554,485)	458,249	369,553

Reserve
Issued	13,945	1,561,264	1,498	1,360,549
Reinvested	267	451	87	103
Redeemed	(12,851)	(1,601,583)	(2,605)	(1,365,913)

Change in Reserve Shares	1,361	(39,868)	(1,020)	(5,261)

Service
Issued	335,116	2,999,798	—	—
Reinvested	21,353	21,750	—	—
Redeemed	(2,482,066)	(1,677,576)	—	—

Change in Service Shares	(2,125,597)	1,343,972	—	—

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(c)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,960,215	$1,456,233	$388,303,998	$290,643,445
Distributions reinvested	686	347	7,638	7,057
Cost of shares redeemed	(2,866,309)	(1,435,910)	(386,681,435)	(290,064,493)

Change in net assets resulting from Agency capital transactions	$94,592	$20,670	$1,630,201	$586,009

Capital
Proceeds from shares issued	$—	$—	$298,441,950	$229,066,272
Distributions reinvested	—	—	225,598	188,850
Cost of shares redeemed	—	—	(289,232,259)	(224,935,268)

Change in net assets resulting from Capital capital transactions	$—	$—	$9,435,289	$4,319,854

IM (a)
Proceeds from shares issued	$—	$—	$18,801	$—
Distributions reinvested	—	—	25	—
Cost of shares redeemed	—	—	(6,941)	—

Change in net assets resulting from IM capital transactions	$—	$—	$11,885	$—

Institutional Class
Proceeds from shares issued	$9,696,291	$10,425,426	$71,922,177	$61,988,985
Distributions reinvested	15,541	16,645	68,397	66,667
Cost of shares redeemed	(10,556,887)	(9,693,272)	(67,566,674)	(55,295,514)

Change in net assets resulting from Institutional Class capital transactions	$(845,055)	$748,799	$4,423,900	$6,760,138

Morgan
Proceeds from shares issued	$50,871	$86,809	$84,584,237	$53,209,341
Distributions reinvested	480	389	21,565	20,549
Cost of shares redeemed	(45,913)	(90,133)	(84,591,494)	(52,838,733)

Change in net assets resulting from Morgan capital transactions	$5,438	$(2,935)	$14,308	$391,157

Premier
Proceeds from shares issued	$1,131,836	$822,795	$20,764,723	$21,201,215
Distributions reinvested	765	456	7,211	8,063
Cost of shares redeemed	(1,068,744)	(898,046)	(20,294,193)	(19,998,870)

Change in net assets resulting from Premier capital transactions	$63,857	$(74,795)	$477,741	$1,210,408

Reserve
Proceeds from shares issued	$—	$—	$18,891,281	$9,672,898
Distributions reinvested	—	—	437	120
Cost of shares redeemed	—	—	(18,351,530)	(8,369,179)

Change in net assets resulting from Reserve capital transactions	$—	$—	$540,188	$1,303,839

Total change in net assets resulting from capital transactions	$(681,168)	$691,739	$16,533,512	$14,571,405

(a)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	2,960,176	1,456,230	388,303,998	290,643,445
Reinvested	686	347	7,638	7,057
Redeemed	(2,866,254)	(1,435,900)	(386,681,435)	(290,064,493)

Change in Agency Shares	94,608	20,677	1,630,201	586,009

Capital
Issued	—	—	298,441,950	229,066,272
Reinvested	—	—	225,598	188,850
Redeemed	—	—	(289,232,259)	(224,935,268)

Change in Capital Shares	—	—	9,435,289	4,319,854

IM (a)
Issued	—	—	18,794	—
Reinvested	—	—	32	—
Redeemed	—	—	(6,941)	—

Change in IM Shares	—	—	11,885	—

Institutional Class
Issued	9,696,225	10,425,417	71,922,177	61,988,985
Reinvested	15,541	16,645	68,397	66,667
Redeemed	(10,556,853)	(9,693,266)	(67,566,674)	(55,295,514)

Change in Institutional Class Shares	(845,087)	748,796	4,423,900	6,760,138

Morgan
Issued	50,870	86,804	84,584,237	53,209,341
Reinvested	480	389	21,565	20,549
Redeemed	(45,908)	(90,132)	(84,591,494)	(52,838,733)

Change in Morgan Shares	5,442	(2,939)	14,308	391,157

Premier
Issued	1,131,835	822,779	20,764,723	21,201,215
Reinvested	765	456	7,211	8,063
Redeemed	(1,068,731)	(898,030)	(20,294,193)	(19,998,870)

Change in Premier Shares	63,869	(74,795)	477,741	1,210,408

Reserve
Issued	—	—	18,891,281	9,672,898
Reinvested	—	—	437	120
Redeemed	—	—	(18,351,530)	(8,369,179)

Change in Reserve Shares	—	—	540,188	1,303,839

(a)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$871,757	$1,881,247	$212,906	$327,541
Distributions reinvested	330	926	160	205
Cost of shares redeemed	(1,153,739)	(1,649,384)	(227,454)	(341,416)

Change in net assets resulting from Agency capital transactions	$(281,652)	$232,789	$(14,388)	$(13,670)

Eagle Class (a)
Proceeds from shares issued	$—	$—	$142,010	$654,485
Distributions reinvested	—	—	1,270	4,571
Cost of shares redeemed	—	—	(708,765)	(642,629)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$(565,485)	$16,427

Institutional Class
Proceeds from shares issued	$33,994,016	$47,004,898	$10,468,155	$12,422,726
Distributions reinvested	14,858	13,824	18,565	14,148
Cost of shares redeemed	(37,237,476)	(46,587,179)	(10,802,030)	(12,008,484)

Change in net assets resulting from Institutional Class capital transactions	$(3,228,602)	$431,543	$(315,310)	$428,390

Morgan
Proceeds from shares issued	$8,331	$8,505	$34,138	$16,338
Distributions reinvested	90	93	185	156
Cost of shares redeemed	(7,463)	(8,268)	(14,749)	(14,389)

Change in net assets resulting from Morgan capital transactions	$958	$330	$19,574	$2,105

Premier
Proceeds from shares issued	$1,170,039	$2,529,757	$167,754	$238,003
Distributions reinvested	189	111	95	39
Cost of shares redeemed	(1,385,434)	(3,027,490)	(161,846)	(225,100)

Change in net assets resulting from Premier capital transactions	$(215,206)	$(497,622)	$6,003	$12,942

Reserve
Proceeds from shares issued	$10,411,802	$11,795,597	$—	$—
Distributions reinvested	17	27	—	—
Cost of shares redeemed	(10,733,226)	(12,278,550)	—	—

Change in net assets resulting from Reserve capital transactions	$(321,407)	$(482,926)	$—	$—

Service
Proceeds from shares issued	$—	$—	$36,138	$202,460
Distributions reinvested	—	—	749	1,260
Cost of shares redeemed	—	—	(225,349)	(228,793)

Change in net assets resulting from Service capital transactions	$—	$—	$(188,462)	$(25,073)

Total change in net assets resulting from capital transactions	$(4,045,909)	$(315,886)	$(1,058,068)	$421,121

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	871,757	1,881,247	212,902	327,541
Reinvested	330	926	160	205
Redeemed	(1,153,739)	(1,649,384)	(227,454)	(341,416)

Change in Agency Shares	(281,652)	232,789	(14,392)	(13,670)

Eagle Class (a)
Issued	—	—	142,010	654,485
Reinvested	—	—	1,270	4,571
Redeemed	—	—	(708,738)	(642,629)

Change in Eagle Class Shares	—	—	(565,458)	16,427

Institutional Class
Issued	33,994,016	47,004,898	10,468,118	12,422,726
Reinvested	14,858	13,824	18,565	14,148
Redeemed	(37,237,476)	(46,587,179)	(10,802,030)	(12,008,484)

Change in Institutional Class Shares	(3,228,602)	431,543	(315,347)	428,390

Morgan
Issued	8,331	8,505	34,138	16,338
Reinvested	90	93	185	156
Redeemed	(7,463)	(8,268)	(14,748)	(14,389)

Change in Morgan Shares	958	330	19,575	2,105

Premier
Issued	1,170,039	2,529,757	167,753	238,003
Reinvested	189	111	95	39
Redeemed	(1,385,434)	(3,027,490)	(161,846)	(225,100)

Change in Premier Shares	(215,206)	(497,622)	6,002	12,942

Reserve
Issued	10,411,802	11,795,597	—	—
Reinvested	17	27	—	—
Redeemed	(10,733,226)	(12,278,550)	—	—

Change in Reserve Shares	(321,407)	(482,926)	—	—

Service
Issued	—	—	36,138	202,460
Reinvested	—	—	749	1,260
Redeemed	—	—	(225,334)	(228,793)

Change in Service Shares	—	—	(188,447)	(25,073)

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency (a)
Proceeds from shares issued	$66,539	$—	$715,020	$—
Distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	(41,639)	—	(452,366)	—

Change in net assets resulting from Agency capital transactions	$24,900	$—	$262,654	$—

Eagle Class (c)
Proceeds from shares issued	$8,563	$23,392	$18,662	$132,491
Distributions reinvested	22	88	56	191
Cost of shares redeemed	(18,855)	(25,066)	(53,610)	(105,940)

Change in net assets resulting from Eagle Class capital transactions	$(10,270)	$(1,586)	$(34,892)	$26,742

Institutional Class (a)
Proceeds from shares issued	$996,142	$—	$4,204,905	$—
Distributions reinvested	— (b)	—	145	—
Cost of shares redeemed	(708,396)	—	(2,579,748)	—

Change in net assets resulting from Institutional Class capital transactions	$287,746	$—	$1,625,302	$—

Morgan
Proceeds from shares issued	$2,313	$3,229	$32,103	$16,699
Distributions reinvested	18	16	959	1,132
Cost of shares redeemed	(1,474)	(2,965)	(103,021)	(20,094)

Change in net assets resulting from Morgan capital transactions	$857	$280	$(69,959)	$(2,263)

Premier
Proceeds from shares issued	$1,046,355	$1,170,244	$2,924,871	$3,564,732
Distributions reinvested	996	1,264	4,126	4,057
Cost of shares redeemed	(1,073,578)	(1,078,331)	(2,955,568)	(3,284,847)

Change in net assets resulting from Premier capital transactions	$(26,227)	$93,177	$(26,571)	$283,942

Reserve
Proceeds from shares issued	$—	$—	$3,749	$2,960
Distributions reinvested	—	—	10	13
Cost of shares redeemed	—	—	(4,206)	(3,689)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(447)	$(716)

Service
Proceeds from shares issued	$23,376	$178,362	$21,226	$53,898
Distributions reinvested	269	517	91	176
Cost of shares redeemed	(113,416)	(186,360)	(49,493)	(66,562)

Change in net assets resulting from Service capital transactions	$(89,771)	$(7,481)	$(28,176)	$(12,488)

Total change in net assets resulting from capital transactions	$187,235	$84,390	$1,727,911	$295,217

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency (a)
Issued	66,522	—	715,020	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(41,633)	—	(452,366)	—

Change in Agency Shares	24,889	—	262,654	—

Eagle Class (c)
Issued	8,557	23,392	18,661	132,491
Reinvested	22	88	56	191
Redeemed	(18,844)	(25,061)	(53,610)	(105,940)

Change in Eagle Class Shares	(10,265)	(1,581)	(34,893)	26,742

Institutional Class (a)
Issued	995,953	—	4,204,902	—
Reinvested	— (b)	—	145	—
Redeemed	(708,283)	—	(2,579,747)	—

Change in Institutional Class Shares	287,670	—	1,625,300	—

Morgan
Issued	2,312	3,229	32,103	16,699
Reinvested	18	16	959	1,132
Redeemed	(1,473)	(2,965)	(103,008)	(20,094)

Change in Morgan Shares	857	280	(69,946)	(2,263)

Premier
Issued	1,046,255	1,170,201	2,924,859	3,564,732
Reinvested	996	1,264	4,126	4,057
Redeemed	(1,073,445)	(1,078,317)	(2,955,566)	(3,284,847)

Change in Premier Shares	(26,194)	93,148	(26,581)	283,942

Reserve
Issued	—	—	3,749	2,960
Reinvested	—	—	10	13
Redeemed	—	—	(4,206)	(3,689)

Change in Reserve Shares	—	—	(447)	(716)

Service
Issued	23,339	178,349	21,226	53,898
Reinvested	269	517	91	176
Redeemed	(113,330)	(186,320)	(49,493)	(66,562)

Change in Service Shares	(89,722)	(7,454)	(28,176)	(12,488)

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Year Ended February 29, 2020	$1.0003	$0.0134		$0.0002		$0.0136		$(0.0134)	$—	(d)	$(0.0134)
Year Ended February 28, 2019	1.0001	0.0133		0.0002		0.0135		(0.0133)	—	(d)	(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(e)	—	(d)	0.0039		(0.0042)	—	(d)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(e)	0.0006		0.0007		(0.0003)	—	(d)	(0.0003)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Academy
May 15, 2019 (g) through February 29, 2020	1.0003	0.0162		0.0003		0.0165		(0.0162)	—		(0.0162)

Agency
Year Ended February 29, 2020	1.0003	0.0205		0.0004		0.0209		(0.0205)	—	(d)	(0.0205)
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(d)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(e)	(0.0004)		0.0110		(0.0113)	—	(d)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(e)	0.0016		0.0052		(0.0048)	—	(d)	(0.0048)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Capital
Year Ended February 29, 2020	1.0003	0.0213		0.0002		0.0215		(0.0213)	—	(d)	(0.0213)
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(d)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(e)	(0.0004)		0.0118		(0.0121)	—	(d)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(e)	0.0014		0.0061		(0.0057)	—	(d)	(0.0057)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

IM
Year Ended February 29, 2020	1.0003	0.0216		0.0003		0.0219		(0.0216)	—	(d)	(0.0216)
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(d)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(e)	(0.0004)		0.0120		(0.0123)	—	(d)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(e)	0.0007		0.0062		(0.0058)	—	(d)	(0.0058)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Institutional Class
Year Ended February 29, 2020	1.0003	0.0210		0.0002		0.0212		(0.0210)	—	(d)	(0.0210)
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(d)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(e)	(0.0004)		0.0115		(0.0118)	—	(d)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(e)	0.0014		0.0058		(0.0054)	—	(d)	(0.0054)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Morgan
Year Ended February 29, 2020	1.0003	0.0180		0.0005		0.0185		(0.0180)	—	(d)	(0.0180)
Year Ended February 28, 2019	1.0001	0.0179		0.0002		0.0181		(0.0179)	—	(d)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(e)	(0.0005)		0.0084		(0.0087)	—	(d)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(e)	0.0012		0.0026		(0.0022)	—	(d)	(0.0022)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0005	1.37%	$806	0.97%	1.38%	3.88%
1.0003	1.36	1,218	0.97	1.30	2.80
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.00	0.01	39,558	0.34	0.01	1.18

1.0006	1.66	150,519	0.18	1.69	0.26

1.0007	2.11	2,517,667	0.26	2.05	0.30
1.0003	2.08	2,474,137	0.26	2.09	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31

1.0005	2.17	33,683,247	0.18	2.09	0.20
1.0003	2.16	26,725,832	0.18	2.13	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21

1.0006	2.21	5,541,728	0.15	2.12	0.15
1.0003	2.19	1,896,262	0.16	2.13	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16

1.0005	2.14	15,607,982	0.21	2.07	0.25
1.0003	2.13	11,691,618	0.21	2.12	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26

1.0008	1.87	2,880,586	0.51	1.78	0.51
1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund* (continued)
Premier
Year Ended February 29, 2020	$1.0003	$0.0186		$0.0003		$0.0189		$(0.0186)	$—	(d)	$(0.0186)
Year Ended February 28, 2019	1.0001	0.0185		0.0002		0.0187		(0.0185)	—	(d)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(e)	(0.0005)		0.0091		(0.0094)	—	(d)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(e)	0.0013		0.0033		(0.0029)	—	(d)	(0.0029)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Reserve
Year Ended February 29, 2020	1.0003	0.0161		0.0004		0.0165		(0.0161)	—	(d)	(0.0161)
Year Ended February 28, 2019	1.0001	0.0160		0.0002		0.0162		(0.0160)	—	(d)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(e)	0.0004		0.0066		(0.0069)	—	(d)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(e)	0.0013		0.0016		(0.0012)	—	(d)	(0.0012)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0006	1.91%	$2,646,576	0.45%	1.83%	0.45%
1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46

1.0007	1.66	12,017	0.70	1.59	0.94
1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Year Ended February 29, 2020	$1.0000	$0.0117	$0.0001	(d)	$0.0118	$(0.0117)	$—	(e)	$(0.0117)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0123	—	(e)	0.0123	(0.0123)	—	(e)	(0.0123)

Capital
Year Ended February 29, 2020	1.0000	0.0125	—	(e)	0.0125	(0.0125)	—	(e)	(0.0125)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0131	—	(e)	0.0131	(0.0131)	—	(e)	(0.0131)

IM
Year Ended February 29, 2020	1.0000	0.0127	—	(e)	0.0127	(0.0127)	—	(e)	(0.0127)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0133	—	(e)	0.0133	(0.0133)	—	(e)	(0.0133)

Institutional Class
Year Ended February 29, 2020	1.0000	0.0122	—	(e)	0.0122	(0.0122)	—	(e)	(0.0122)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0128	—	(e)	0.0128	(0.0128)	—	(e)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Net realized and unrealized gains (losses) on investments may appear disproportionate in relation to the classes due to rounding.
(e)	Amount rounds to less than $0.00005.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.0001	1.19%	$41,696	0.26%		1.15%		0.38%
1.0000	1.24	17,148	0.26	(g)	1.36	(g)	2.96	(g)

1.0000	1.26	228,168	0.18		1.18		0.24
1.0000	1.32	72,933	0.18	(g)	1.42	(g)	0.40	(g)

1.0000	1.28	391,386	0.16		1.24		0.18
1.0000	1.34	475,368	0.16	(g)	1.32	(g)	0.23	(g)

1.0000	1.23	309,118	0.21		1.20		0.28
1.0000	1.29	377,900	0.21	(g)	1.40	(g)	0.37	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Securities Lending Money Market Fund
Agency SL
Year Ended February 29, 2020	$1.0001	$0.0222	$0.0001	$0.0223	$(0.0222)	$—	(d)	$(0.0222)
September 19, 2018 (e) through February 28, 2019	1.0000	0.0109	0.0001	0.0110	(0.0109)	—		(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.0002	2.25%	$3,455,824	0.06%		2.20%		0.16%
1.0001	1.10	2,865,539	0.06	(f)	2.53	(f)	0.23	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Year Ended February 29, 2020	$1.00	$0.01		$—	(e)	$0.01		$(0.01)	$—	(e)	$(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Agency
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Capital
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—		—	(e)	—	(e)	— (e)	—	(e)	— (e)

Institutional Class
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Investor
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Morgan
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.34%	$18,423	0.97%	1.35%	1.18%
1.00	1.34	22,073	0.97	1.34	1.19
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18

1.00	2.07	1,452,745	0.26	1.94	0.31
1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33

1.00	2.15	2,295,874	0.18	2.01	0.21
1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07

1.00	2.12	3,412,753	0.21	2.07	0.26
1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28

1.00	1.81	7,904	0.51	1.78	0.52
1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53

1.00	1.73	543,317	0.59	1.69	0.63
1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund (continued)
Premier
Year Ended February 29, 2020	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$—	(e)	$(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Reserve
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.87%	$3,031,847	0.45%	1.77%	0.46%
1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48

1.00	1.62	3,797	0.70	1.62	0.84
1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Academy
May 15, 2019 (e) through February 29, 2020	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)

Agency
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Capital
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

E*Trade
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
March 9, 2016 (e) through February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

IM
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Institutional Class
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Investor
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Morgan
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.47%	$85,026	0.18%	1.49%	0.21%

1.00	1.87	14,132,125	0.26	1.84	0.30
1.00	1.82	11,112,454	0.26	1.79	0.31
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31

1.00	1.95	86,263,432	0.18	1.91	0.20
1.00	1.90	73,390,258	0.18	1.87	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21

1.00	1.12	298,348	1.00	1.10	1.05
1.00	1.07	274,993	1.00	1.04	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	1.99	7,443,910	0.15	1.90	0.15
1.00	1.92	6,108,975	0.16	1.95	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16

1.00	1.92	43,246,064	0.21	1.89	0.25
1.00	1.87	41,868,607	0.21	1.88	0.26
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26

1.00	1.63	684,791	0.50	1.68	0.50
1.00	1.57	1,127,675	0.50	1.60	0.50
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51

1.00	1.54	2,064,159	0.59	1.50	0.60
1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Premier
Year Ended February 29, 2020	$1.00	$0.02		$—	(f)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.68%	$4,095,749	0.45%	1.64%	0.45%
1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46

1.00	1.42	20,829	0.70	1.41	0.71
1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71

1.00	1.07	867,659	1.05	1.19	1.05
1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Year Ended February 29, 2020	$1.00	$0.01		$—	(e)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Agency
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)

Capital
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01		(0.01)		—	(e)	— (e)	—	(e)	— (e)

IM
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Institutional Class
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Investor
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Morgan
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.13%		$292,824	0.97%	1.16%		1.15%
1.00	1.11		375,230	0.97	1.09		1.16
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16

1.00	1.85		1,744,289	0.26	1.85		0.30
1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31

1.00	1.94		9,945,933	0.18	1.89		0.20
1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	1.97		37,429	0.15	2.26		0.15
1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16

1.00	1.90		16,887,054	0.21	1.88		0.25
1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26

1.00	1.61		29,937	0.50	1.60		0.50
1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51

1.00	1.52		734,856	0.59	1.49		0.60
1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Premier
Year Ended February 29, 2020	$1.00	$0.02		$—	(e)	$0.02		$(0.02)		$—		$(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.66%		$1,439,412	0.45%	1.60%		0.45%
1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46

1.00	1.41		5,966	0.70	1.41		0.73
1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 29, 2020	$1.00	$0.02		$—	(c)	$0.02		$(0.02)	$—	(c)	$(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Institutional Class
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Morgan
Year Ended February 29, 2020	1.00	0.01		0.01		0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Premier
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.85%	$242,716	0.26%	1.79%	0.30%
1.00	1.80	148,122	0.26	1.82	0.31
1.00	0.80	127,451	0.26	0.77	0.33
1.00	0.20	133,227	0.26	0.19	0.35
1.00	0.02	233,955	0.16	0.02	0.33

1.00	1.90	2,572,379	0.21	1.90	0.25
1.00	1.85	3,417,418	0.21	1.85	0.26
1.00	0.85	2,668,613	0.21	0.84	0.28
1.00	0.25	2,767,271	0.21	0.25	0.30
1.00	0.03	3,615,992	0.13	0.03	0.28

1.00	1.51	34,728	0.59	1.48	0.67
1.00	1.46	29,289	0.59	1.45	0.70
1.00	0.46	32,224	0.59	0.44	0.69
1.00	0.02	53,090	0.42	0.01	0.67
1.00	0.01	131,723	0.16	0.01	0.65

1.00	1.65	218,858	0.45	1.58	0.45
1.00	1.60	155,001	0.45	1.54	0.47
1.00	0.60	229,795	0.45	0.65	0.48
1.00	0.04	109,282	0.41	0.04	0.50
1.00	0.01	171,808	0.14	0.01	0.49

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 29, 2020	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$—	(e)	$(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Capital
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

IM
January 15, 2020 (f) through February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)

Institutional Class
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Morgan
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Premier
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Reserve
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.82%		$4,197,262	0.26%	1.76%		0.30%
1.00	1.79		2,567,061	0.26	1.81		0.31
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31

1.00	1.90		32,963,549	0.18	1.85		0.20
1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21

1.00	0.18		11,885	0.15	1.46		0.15

1.00	1.87		22,282,460	0.21	1.83		0.25
1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26

1.00	1.49		2,023,440	0.59	1.47		0.60
1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(g)	1,148,892	0.40	0.00	(g)	0.61
1.00	0.00	(g)	1,990,677	0.10	0.00	(g)	0.61

1.00	1.63		2,537,050	0.45	1.62		0.45
1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(g)	1,219,310	0.10	0.00	(g)	0.46

1.00	1.38		2,102,023	0.70	1.34		0.70
1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(g)	75,190	0.41	0.00		0.71
1.00	0.00	(g)	108,109	0.14	0.00	(g)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 29, 2020	$1.00	$0.01		$—	(c)	$0.01		$(0.01)		$—	(c)	$(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2016	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.17%	$782,269	0.26%	1.17%	0.30%
1.00	1.24	1,063,941	0.26	1.23	0.31
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31

1.00	1.22	9,173,460	0.21	1.23	0.25
1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26

1.00	0.84	10,842	0.59	0.83	0.64
1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62

1.00	0.98	847,483	0.45	0.99	0.45
1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46

1.00	0.73	1,707,525	0.70	0.72	0.70
1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 29, 2020	$1.00	$0.01		$—	(e)	$0.01		$(0.01)		$—	(e)	$(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended September 21, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.20%	$112,747	0.26%	1.20%	0.34%
1.00	1.26	127,136	0.26	1.25	0.33
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33
1.00	0.01	193,260	0.08	0.01	0.32

1.00	0.01	—	0.41	0.01	1.07
1.00	0.01	1,935,318	0.08	0.01	1.07

1.00	1.25	1,688,150	0.21	1.24	0.29
1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30
1.00	0.01	132,605	0.08	0.01	0.27

1.00	0.87	35,473	0.59	0.84	0.66
1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64
1.00	0.01	387,521	0.08	0.01	0.62

1.00	1.01	135,261	0.45	1.00	0.50
1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49
1.00	0.01	28,451	0.08	0.01	0.47

1.00	0.41	68,493	1.05	0.48	1.09
1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09
1.00	0.01	515,523	0.08	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan California Municipal Money Market Fund
Agency
March 1, 2019 (e) through February 29, 2020	$1.00	$0.01		$—	(f)	$0.01		$(0.01)		$—	(f)	$(0.01)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Institutional Class
March 1, 2019 (e) through February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)

Morgan
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (e) through February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Year Ended February 29, 2020	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2019	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.
(g)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.11%	$24,892	0.26%	0.87%	0.35%

1.00	0.01	—	0.38	0.01	1.07
1.00	0.02	1,061,361	0.06	0.01	1.07

1.00	1.15	287,724	0.21	1.03	0.30

1.00	0.77	2,447	0.59	0.70	0.69
1.00	0.86	1,591	0.59	0.85	0.72
1.00	0.38	1,310	0.59	0.27	0.75
1.00	0.08	7,314	0.41	0.04	0.64
1.00	0.02	307,260	0.06	0.01	0.62

1.00	0.91	233,249	0.45	0.87	0.50
1.00	1.00	259,463	0.45	0.97	0.52
1.00	0.52	166,312	0.45	0.49	0.55
1.00	0.15	139,487	0.45	0.21	0.57

1.00	0.32	28,405	1.05	0.37	1.10
1.00	0.41	118,146	1.04	0.37	1.12
1.00	0.08	125,615	0.89	0.04	1.15
1.00	0.04	167,422	0.50	0.01	1.11
1.00	0.02	229,647	0.05	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	149

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
March 1, 2019 (e) through February 29, 2020	$1.00	$0.01		$—	(f)	$0.01		$(0.01)		$—	(f)	$(0.01)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Institutional Class
March 1, 2019 (e) through February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)

Morgan
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (e) through February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Year Ended February 29, 2020	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2019	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.
(g)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.15%	$262,677	0.26%	1.06%	0.31%

1.00	0.01	—	0.40	0.01	1.08
1.00	0.01	395,863	0.08	0.01	1.08

1.00	1.20	1,625,406	0.21	1.09	0.26

1.00	0.82	62,178	0.59	0.84	0.63
1.00	0.89	132,127	0.59	0.88	0.66
1.00	0.36	134,395	0.59	0.31	0.67
1.00	0.06	303,713	0.47	0.06	0.66
1.00	0.01	491,120	0.08	0.01	0.63

1.00	0.96	742,781	0.45	0.95	0.47
1.00	1.03	769,285	0.45	1.03	0.49
1.00	0.50	485,365	0.45	0.58	0.51
1.00	0.13	102,091	0.46	0.22	0.53

1.00	0.70	1,122	0.70	0.71	0.72
1.00	0.78	1,569	0.70	0.75	0.74
1.00	0.25	2,285	0.70	0.24	0.78
1.00	0.02	2,607	0.39	0.01	0.73
1.00	0.01	137,761	0.08	0.01	0.73

1.00	0.36	8,363	1.05	0.45	1.08
1.00	0.43	36,537	1.04	0.43	1.09
1.00	0.06	49,027	0.90	0.05	1.11
1.00	0.02	57,064	0.53	0.01	1.10
1.00	0.01	78,992	0.08	0.01	1.08

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Class C, Academy(1), Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund(2)	Agency, Capital, IM and Institutional Class	JPM IV	Diversified
JPMorgan Securities Lending Money Market Fund(3)	Agency SL	JPM IV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade(4), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy(1), Agency, Capital, Direct(5), Eagle Class(6), Eagle Private Wealth Class(7), E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital, Direct(5), IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, IM(8), Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class(6), E*Trade(10), Institutional Class, Morgan, Premier and Service	JPM II	Diversified
JPMorgan California Municipal Money Market Fund	Agency(9), Eagle Class(6), E*Trade(10), Institutional Class(9), Morgan, Premier and Service	JPM I	Diversified
JPMorgan New York Municipal Money Market Fund	Agency(9), Eagle Class(6), E*Trade(10), Institutional Class(9), Morgan, Premier, Reserve and Service	JPM I	Diversified

(1)	Commenced operations on May 15, 2019.
(2)	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
(3)	The JPMorgan Securities Lending Money Market Fund commenced operations on September 19, 2018.
(4)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.
(5)	On November 25, 2019, Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund liquidated.
(6)

On November 25, 2019, the Eagle Class Shares of JPMorgan U.S. Government Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund liquidated.

(7)	On December 9, 2019, the Eagle Private Wealth Class of JPMorgan U.S. Government Money Market Fund liquidated.
(8)	Commenced operations on January 15, 2020.
(9)	Commenced operations on March 1, 2019.
(10)

E*Trade Shares of JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.

152	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Liquid Assets Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as retail or government money market funds and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

For the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$62,824,835	$—	$62,824,835

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$965,488	$—	$965,488

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,467,270	$—	$3,467,270

The following is a summary of the inputs used as of February 29, 2020, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$10,820,470	$—	$10,820,470

154	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$152,767,827	$—	$152,767,827

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$29,497,865	$—	$29,497,865

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,052,387	$—	$3,052,387

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$67,661,706	$—	$67,661,706

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$11,699,811	$—	$11,699,811

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,334,658	$—	$1,334,658

California Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$575,710	$—	$575,710

New York Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,448,108	$—	$2,448,108

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

As of February 29, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund, Municipal Money Market Fund and New York Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund, Municipal Money Market Fund and New York Municipal Money Market Fund had delayed delivery securities outstanding as of February 29, 2020, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statements of Assets and Liabilities.

E. Offering and Organization Costs — Total offering costs of approximately $119,000 and $44,000 paid in connection with the offering of shares of Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively, were amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of Institutional Tax Free Money Fund and Securities Lending Money Market Fund, if any, were recorded as an expense at the time it commenced operations. For the year ended February 29, 2020, total offering costs amortized rounds to less than $1,000 and approximately $25,000 for the Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

156	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 29, 2020 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund		New York Municipal Money Market Fund
Class C	$26	n/a	n/a	$3	n/a		$8	n/a	n/a		n/a	n/a	n/a		n/a
Academy	21	n/a	n/a	n/a	$2		n/a	n/a	n/a		n/a	n/a	n/a		n/a
Agency	94	$29	n/a	18	237		52	$4	$77		$19	$4	$—	(a)	$4
Agency SL	n/a	n/a	$107	n/a	n/a		n/a	n/a	n/a		n/a	n/a	n/a		n/a
Capital	623	31	n/a	17	1,572		181	n/a	606		n/a	n/a	n/a		n/a
Eagle Class	n/a	n/a	n/a	n/a	31		n/a	n/a	n/a		n/a	3	—	(a)	—	(a)
Eagle Private Wealth Class	n/a	n/a	n/a	n/a	—	(a)	n/a	n/a	n/a		n/a	n/a	n/a		n/a
E*Trade	n/a	n/a	n/a	n/a	6		n/a	n/a	n/a		n/a	n/a	n/a		n/a
IM	150	35	n/a	n/a	143		19	n/a	—	(a)	n/a	n/a	n/a		n/a
Institutional Class	361	35	n/a	83	850		379	77	473		232	41	5		15
Investor	n/a	n/a	n/a	1	21		1	n/a	n/a		n/a	n/a	n/a		n/a
Morgan	318	n/a	n/a	89	89		33	23	81		5	3	1		23
Premier	89	n/a	n/a	42	66		27	5	56		18	9	8		19
Reserve	28	n/a	n/a	5	2		2	n/a	42		34	n/a	n/a		—	(a)
Service	n/a	n/a	n/a	n/a	51		n/a	n/a	n/a		n/a	4	2		3

Total	$1,710	$130	$107	$258	$3,070		$702	$109	$1,335		$308	$64	$16		$64

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
100% U.S. Treasury Securities Money Market Fund	$—	$—	(a)	$—	(a)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the year ended February 29, 2020, the effective rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Academy, Agency, Agency SL, Capital, Direct, Eagle Private Wealth Class, IM, Institutional Class, Investor and Premier Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60
California Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60
New York Municipal Money Market Fund	n/a	0.25	0.60	0.10	0.25	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 29, 2020, JPMDS retained the following amounts (in thousands):

	CDSC
Liquid Assets Money Market Fund	$1
U.S. Treasury Plus Money Market Fund	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Academy	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.05%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	n/a	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.05	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	n/a	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.30	n/a
California Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.30	n/a
New York Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.30	n/a

158	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30
California Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30
New York Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of the Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and the 100% U.S Treasury Securities Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Academy	Agency	Agency SL	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.18%	0.26%	n/a	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	0.06	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	n/a	0.26	n/a	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.18	0.26	n/a	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	n/a	0.26	n/a	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	0.70	n/a
California Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	0.70	n/a
New York Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	0.70	n/a

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05
California Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05
New York Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 29, 2020, and are in place until at least June 30, 2020. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 29, 2020. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 29, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$34	$—	$12,537	$12,571	$45
Institutional Tax Free Money Market Fund	123	82	273	478	11
Securities Lending Money Market Fund	1,977	1,318	—	3,295	25
Liquid Assets Money Market Fund	122	78	2,555	2,755	—
U.S. Government Money Market Fund	95	—	34,239	34,334	—
U.S. Treasury Plus Money Market Fund	18	—	8,651	8,669	—
Federal Money Market Fund	95	63	995	1,153	—
100% U.S. Treasury Securities Money Market Fund	38	—	14,653	14,691	—
Tax Free Money Market Fund	—	—	4,338	4,338	—
Municipal Money Market Fund	629	419	892	1,940	—
California Municipal Money Market Fund	155	103	95	353	—
New York Municipal Money Market Fund	162	106	540	808	—

Voluntary Waivers
Distribution Fees
Municipal Money Market Fund	$5
California Municipal Money Market Fund	5
New York Municipal Money Market Fund	1

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2020, Tax Free Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

160	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$813,401	$2,108,485	$—
Tax Free Money Market Fund	2,811,695	2,072,343	—
Municipal Money Market Fund	772,736	1,313,286	—
California Municipal Money Market Fund	233,034	172,134	—
New York Municipal Money Market Fund	1,782,115	746,735	—

4. Class-Specific Expenses

The Funds’ class specific gross expenses for the year ended February 29, 2020 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$7	$2
Academy	—	14
Agency	—	3,648
Capital	—	14,299
Institutional Class	—	13,964
Morgan	—	9,543
Premier	—	6,872
Reserve	29	34

	$36	$48,376

Institutional Tax Free Money Market Fund
Agency	$—	$80
Capital	—	98
Institutional Class	—	304

	$—	$482

Liquid Assets Money Market Fund
Class C	$154	$51
Agency	—	1,289
Capital	—	755
Institutional Class	—	3,007
Investor	—	25
Morgan	395	1,383
Premier	—	6,456
Reserve	10	12

	$559	$12,978

U.S. Government Money Market Fund
Academy	$—	$7
Agency	—	18,782
Capital	—	40,478
Eagle Class	2,275	2,730
Eagle Private Wealth Class	—	—	(a)
E*Trade	1,696	848
Institutional Class	—	40,685
Investor	—	3,147
Morgan	1,902	6,657
Premier	—	11,750
Reserve	47	57
Service	10,770	5,385

	$16,690	$130,526

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

	Distribution	Service
U.S. Treasury Plus Money Market Fund
Class C	$2,347	$782
Agency	—	3,132
Capital	—	3,875
Institutional Class	—	17,158
Investor	—	114
Morgan	773	2,706
Premier	—	3,616
Reserve	16	19

	$3,136	$31,402

Federal Money Market Fund
Agency	$—	$308
Institutional Class	—	2,376
Morgan	35	122
Premier	—	520

	$35	$3,326

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$5,643
Capital	—	14,804
Institutional Class	—	19,967
Morgan	1,984	6,944
Premier	—	7,183
Reserve	5,135	6,162

	$7,119	$60,703

Tax Free Money Market Fund
Agency	$—	$1,276
Institutional Class	—	10,425
Morgan	11	39
Premier	—	2,824
Reserve	4,343	5,211

	$4,354	$19,775

Municipal Money Market Fund
Agency	$—	$186
Eagle Class	349	419
Institutional Class	—	2,044
Morgan	22	77
Premier	—	383
Service	924	462

	$1,295	$3,571

California Municipal Money Market Fund
Agency	$—	$20
Eagle Class	7	8
Institutional Class	—	219
Morgan	3	9
Premier	—	738
Service	412	206

	$422	$1,200

162	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Distribution	Service
New York Municipal Money Market Fund
Agency	$—	$334
Eagle Class	15	19
Institutional Class	—	943
Morgan	119	416
Premier	—	2,530
Reserve	4	4
Service	122	61

	$260	$4,307

(a)	Amount rounds to less than one thousand.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$62,802,726	$22,188	$79	$22,109
Institutional Tax Free Money Market Fund	965,407	97	16	81
Securities Lending Money Market Fund	3,466,456	862	48	814
U.S. Government Money Market Fund	152,767,852	33,464	33,489	(25)
U.S. Treasury Plus Money Market Fund	29,498,043	249	427	(178)
100% U.S. Treasury Securities Money Market Fund	67,661,830	1,066	1,190	(124)

Estimated tax cost and unrealized appreciation (depreciation) in value of investments for funds not listed equals their books’ cost and unrealized appreciation (depreciation) in value of investments.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 29, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,144,421	$—	$—	$1,144,421
Institutional Tax Free Money Market Fund	93	—	11,791	11,884
Securities Lending Money Market Fund	75,337	—	—	75,337
Liquid Assets Money Market Fund	154,275	—	—	154,275
U.S. Government Money Market Fund	2,820,670	—	—	2,820,670
U.S. Treasury Plus Money Market Fund	552,405	—	—	552,405
Federal Money Market Fund	52,009	—	—	52,009
100% U.S. Treasury Securities Money Market Fund	1,072,186	39	—	1,072,225
Tax Free Money Market Fund	246	356	159,391	159,993
Municipal Money Market Fund	77	79	30,383	30,539
California Municipal Money Market Fund	154	90	4,770	5,014
New York Municipal Money Market Fund	265	20	21,473	21,758

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$884,662	$—	$—	$884,662
Institutional Tax Free Money Market Fund	47	—	7,821	7,868
Securities Lending Money Market Fund	15,410	—	—	15,410
Liquid Assets Money Market Fund	64,686	—	—	64,686
U.S. Government Money Market Fund	2,578,970	—	—	2,578,970
U.S. Treasury Plus Money Market Fund	506,910	—	—	506,910
Federal Money Market Fund	58,386	—	—	58,386
100% U.S. Treasury Securities Money Market Fund	746,574	—	—	746,574
Tax Free Money Market Fund	1,060	326	196,266	197,652
Municipal Money Market Fund	57	206	33,595	33,858
California Municipal Money Market Fund	51	109	2,932	3,092
New York Municipal Money Market Fund	6	37	8,048	8,091

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$64,619	$—	$—	$22,109
Institutional Tax Free Money Market Fund	3	—	824	81
Securities Lending Money Market Fund	4,830	—	—	814
Liquid Assets Money Market Fund	8,106	—	—	—
U.S. Government Money Market Fund	92,933	(2,409)	—	(25)
U.S. Treasury Plus Money Market Fund	16,890	(191)	—	(178)
Federal Money Market Fund	2,187	—	—	—
100% U.S. Treasury Securities Money Market Fund	52,768	—	—	(124)
Tax Free Money Market Fund	—	6	7,633	—
Municipal Money Market Fund	2	—	543	—
California Municipal Money Market Fund	16	—	291	—
New York Municipal Money Market Fund	174	32	1,481	—

The cumulative timing differences primarily consist of distributions payable.

As of February 29, 2020, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,409	$—
U.S. Treasury Plus Money Market Fund	191	—

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 29, 2020, the following Funds deferred to March 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
U.S. Government Money Market Fund	$—	$1,880	$—
U.S. Treasury Plus Money Market Fund	(343)	406	—
100% U.S. Treasury Securities Money Market Fund	36	56	—
California Municipal Money Market Fund	—	—	—	(a)

(a)	Amount rounds to less than one thousand.

164	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
U.S. Government Money Market Fund	$83	$9
100% U.S. Treasury Securities Money Market Fund	118	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

As of February 29, 2020, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 29, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$20,093	96	$194

Interest earned as a result of lending money to another fund for the year ended February 29, 2020, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 29, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	64.6%	—	—
Institutional Tax Free Money Market Fund	1	99.8	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	1	57.2	—	—
U.S. Government Money Market Fund	1	30.3	—	—
U.S. Treasury Plus Money Market Fund	1	17.6	3	49.9
Federal Money Market Fund	1	61.3	1	20.5
100% U.S. Treasury Securities Money Market Fund	1	46.0	—	—
Tax Free Money Market Fund	1	45.6	1	43.1
Municipal Money Market Fund	1	30.0	1	61.3
California Municipal Money Market Fund	2	80.2	1	11.7
New York Municipal Money Market Fund	2	96.1	—	—

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

The Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund invest in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

Subsequent to February 29, 2020, Municipal Money Market Fund and New York Municipal Money Market Fund had net redemptions of $513,079,000 and $791,053,000, which represented 25% and 29%, respectively, of the Funds’ net assets as of February 29, 2020.

166	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Prime Money Market Fund,

JPMorgan Liquid Assets Money Market Fund,

JPMorgan U.S. Government Money Market Fund,

JPMorgan U.S. Treasury Plus Money Market Fund,

JPMorgan Federal Money Market Fund,

JPMorgan 100% U.S. Treasury Securities Money Market Fund,

JPMorgan Tax Free Money Market Fund,

JPMorgan Municipal Money Market Fund,

JPMorgan California Municipal Money Market Fund and

JPMorgan New York Municipal Money Market Fund

Statements of changes in net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein
JPMorgan Institutional Tax Free Money Market Fund	Statement of changes in net assets and the financial highlights for the year ended February 29, 2020 and the period March 1, 2018 (commencement of operations) through February 28, 2019
JPMorgan Securities Lending Money Market Fund	Statement of changes in net assets and the financial highlights for the year ended February 29, 2020 and the period September 19, 2018 (commencement of operations) through February 28, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	167

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

168	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	127	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	127	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	127	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	169

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

170	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2019, and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual*	$1,000.00	$1,005.40	$4.84	0.97%
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Academy
Actual*	1,000.00	1,009.40	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
Agency
Actual*	1,000.00	1,009.10	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,009.40	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
IM
Actual*	1,000.00	1,009.60	0.75	0.15
Hypothetical*	1,000.00	1,024.12	0.75	0.15
Institutional Class
Actual*	1,000.00	1,009.20	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,007.80	2.55	0.51
Hypothetical*	1,000.00	1,022.33	2.56	0.51
Premier
Actual*	1,000.00	1,008.10	2.25	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,006.90	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70

172	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,004.90	$1.30	0.26%
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,005.20	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
IM
Actual*	1,000.00	1,005.30	0.80	0.16
Hypothetical*	1,000.00	1,024.07	0.81	0.16
Institutional Class
Actual*	1,000.00	1,005.10	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual*	1,000.00	1,009.80	0.05	0.01
Hypothetical*	1,000.00	1,024.81	0.05	0.01

JPMorgan Liquid Assets Money Market Fund
Class C
Actual*	1,000.00	1,005.20	4.84	0.97
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Agency
Actual*	1,000.00	1,008.80	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,009.20	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
Institutional Class
Actual*	1,000.00	1,009.00	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Investor
Actual*	1,000.00	1,007.50	2.55	0.51
Hypothetical*	1,000.00	1,022.33	2.56	0.51
Morgan
Actual*	1,000.00	1,007.10	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,007.80	2.25	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,006.60	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70

JPMorgan U.S. Government Money Market Fund
Academy
Actual*	1,000.00	1,008.10	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
Agency
Actual*	1,000.00	1,007.70	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,008.10	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
E*Trade
Actual*	$1,000.00	$1,004.00	$4.98	1.00%
Hypothetical*	1,000.00	1,019.89	5.02	1.00
IM
Actual*	1,000.00	1,008.30	0.75	0.15
Hypothetical*	1,000.00	1,024.12	0.75	0.15
Institutional Class
Actual*	1,000.00	1,008.00	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Investor
Actual*	1,000.00	1,006.50	2.49	0.50
Hypothetical*	1,000.00	1,022.38	2.51	0.50
Morgan
Actual*	1,000.00	1,006.10	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,006.80	2.25	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,005.50	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70
Service
Actual*	1,000.00	1,003.80	5.23	1.05
Hypothetical*	1,000.00	1,019.64	5.27	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual*	1,000.00	1,004.00	4.83	0.97
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Agency
Actual*	1,000.00	1,007.60	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,008.00	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
IM
Actual*	1,000.00	1,008.20	0.70	0.14
Hypothetical*	1,000.00	1,024.17	0.70	0.14
Institutional Class
Actual*	1,000.00	1,007.90	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Investor
Actual*	1,000.00	1,006.40	2.49	0.50
Hypothetical*	1,000.00	1,022.38	2.51	0.50
Morgan
Actual*	1,000.00	1,005.90	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,006.70	2.20	0.44
Hypothetical*	1,000.00	1,022.68	2.21	0.44
Reserve
Actual*	1,000.00	1,005.40	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70

174	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Federal Money Market Fund
Agency
Actual*	$1,000.00	$1,007.70	$1.30	0.26%
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual*	1,000.00	1,007.90	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,006.00	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,006.70	2.25	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,007.50	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Capital
Actual*	1,000.00	1,007.90	0.90	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18
IM
Actual**	1,000.00	1,001.80	0.19	0.15
Hypothetical*	1,000.00	1,024.12	0.75	0.15
Institutional Class
Actual*	1,000.00	1,007.80	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,005.80	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,006.60	2.25	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,005.30	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual*	1,000.00	1,004.90	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual*	1,000.00	1,005.10	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,003.20	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,004.00	2.24	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,002.70	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70

JPMorgan Municipal Money Market Fund
Agency
Actual*	1,000.00	1,005.10	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	175

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,005.30	$1.05	0.21%
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,003.40	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,004.10	2.24	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Service
Actual*	1,000.00	1,001.20	5.17	1.04
Hypothetical*	1,000.00	1,019.69	5.22	1.04

JPMorgan California Municipal Money Market Fund
Agency
Actual*	1,000.00	1,004.80	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual*	1,000.00	1,005.00	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,003.10	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,003.80	2.24	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Service
Actual*	1,000.00	1,001.00	5.12	1.03
Hypothetical*	1,000.00	1,019.74	5.17	1.03

JPMorgan New York Municipal Money Market Fund
Agency
Actual*	1,000.00	1,004.80	1.30	0.26
Hypothetical*	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual*	1,000.00	1,005.00	1.05	0.21
Hypothetical*	1,000.00	1,023.82	1.06	0.21
Morgan
Actual*	1,000.00	1,003.10	2.94	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Premier
Actual*	1,000.00	1,003.80	2.24	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Reserve
Actual*	1,000.00	1,002.60	3.49	0.70
Hypothetical*	1,000.00	1,021.38	3.52	0.70
Service
Actual*	1,000.00	1,000.90	5.17	1.04
Hypothetical*	1,000.00	1,019.69	5.22	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/366 (to reflect the one-half year period). Commencement of operations was January 15, 2020.

176	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 29, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 29, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan 100% U.S. Treasury Securities Money Market Fund	$39
JPMorgan Tax Free Money Market Fund	356
JPMorgan Municipal Money Market Fund	79
JPMorgan California Municipal Money Market Fund	90
JPMorgan New York Municipal Money Market Fund	20

Qualified Interest Income (QII) and Short Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 29, 2020 (amounts in thousands):

	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Prime Money Market Fund	$628,367	$45
JPMorgan Liquid Assets Money Market Fund	87,101	14
JPMorgan U.S. Government Money Market Fund	2,820,670	—
JPMorgan U.S. Treasury Plus Money Market Fund	552,405	—
JPMorgan Federal Money Market Fund	51,911	98
JPMorgan 100% U.S. Treasury Securities Money Market Fund	1,071,522	664

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 29, 2020 (amounts in thousands):

Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$11,791
JPMorgan Tax Free Money Market Fund	159,391
JPMorgan Municipal Money Market Fund	30,383
JPMorgan California Municipal Money Market Fund	4,770
JPMorgan New York Municipal Money Market Fund	21,473

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2020:

Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	2.2%
JPMorgan Securities Lending Money Market Fund	2.3
JPMorgan Liquid Assets Money Market Fund	1.8
JPMorgan U.S. Government Money Market Fund	10.7
JPMorgan U.S. Treasury Plus Money Market Fund	37.4
JPMorgan Federal Money Market Fund	22.4
JPMorgan 100% U.S. Treasury Securities Money Market Fund	98.0

FEBRUARY 29, 2020	J.P. MORGAN MONEY MARKET FUNDS	177

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-MMKT-220

Annual Report

J.P. Morgan SMA Funds

February 29, 2020

JPMorgan Core Focus SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 3, 2020 (Unaudited)

Dear Shareholders,

Amid the unprecedented global response to the COVID-19 pandemic, all of us at J.P. Morgan Asset Management sincerely hope that you and your loved ones are safe and healthy. We continue to closely monitor the situation globally and implement protocols and processes based on recommendations from relevant authorities aimed at protecting our clients, shareholders, employees, businesses and the broader public health.

“Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.”
— Andrea L. Lisher

We want to assure you that J.P. Morgan Asset Management is deeply committed to protecting and serving our clients and shareholders through this crisis. We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and digital channels.

Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	1

JPMorgan Core Focus SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	9.73%
Bloomberg Barclays U.S. Aggregate Index	11.68%

Net Assets as of 2/29/2020 (In Thousands)	$28,481,412
Duration as of 2/29/2020	4.0 Years

INVESTMENT OBJECTIVE**

The JPMorgan Core Focus SMA Fund (the “Fund”) seeks to maximize total return.

HOW DID THE MARKET PERFORM?

Overall, interest rates declined during the reporting period amid slowing but still positive growth in the U.S. economy. Financial markets largely rallied in the first months of the reporting period, but investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices toward the middle of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007.

By late 2019 and into early 2020, financial markets strengthened on the back of positive developments in U.S.-China trade negotiations. However, in the final weeks of the reporting period those trade concerns were replaced by investor worries about the impact of COVID-19. Global bond and equity markets experienced sharp declines in late February 2020.

U.S. Treasury bonds generally benefitted as investors sought a perceived safe haven amid volatile markets. By the end of the reporting period, demand for 10-year Treasury bonds had pushed their yield to a record low 1.1%. For the twelve months ended February 29, 2020, the Bloomberg Barclays U.S. Aggregate Index returned 11.68%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays US Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight allocation to the 20-to-30 year portion of the yield curve, which benefitted the most from falling interest rates during the period, was a leading detractor from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s overweight allocations to asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities were leading contributors to relative performance amid investor demand for asset classes with relatively attractive yields.

HOW WAS THE FUND POSITIONED?

The Fund was invested primarily in a diversified portfolio of corporate bonds, U.S. government and agency securities, asset-backed securities, and mortgage-related and mortgage-backed securities.

PORTFOLIO COMPOSITION***
Asset-Backed Securities	29.5%
Collateralized Mortgage Obligations	27.2
Corporate Bonds	23.8
Commercial Mortgage-Backed Securities	6.4
U.S. Treasury Obligations	2.5
Mortgage-Backed Securities	1.5
Short-Term Investments	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020

	INCEPTION DATE OF FUND	1 YEAR	SINCE INCEPTION
JPMORGAN CORE FOCUS SMA FUND	March 1, 2018	9.73%	6.77%

LIFE OF FUND PERFORMANCE (3/1/18 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722.

The Fund commenced operations on March 1, 2018.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Core Focus SMA Fund and the Bloomberg Barclays U.S. Aggregate Index from March 1, 2018 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Bloomberg Barclays U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund is offered as a component of the JPMorgan Core Focus SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. The SMA Strategy consists of a separately managed account that holds both the Fund and other securities and investments directly for the SMA clients. As a result, the Fund will not hold all of the core bond investments of the SMA Strategy but rather will invest in certain securities and investments that can be traded more efficiently if held by an investment company rather than directly. Since the Fund will be used as part of a SMA Strategy, it is not intended to be a stand-alone core bond investment strategy.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	3

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 29.4%

American Credit Acceptance Receivables Trust

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	28,884	28,951

Series 2019-3, Class A, 2.44%, 12/12/2022 (a)	67,002	67,219

Series 2017-1, Class D, 3.54%, 3/13/2023 (a)	201,942	203,752

Series 2020-1, Class B, 2.08%, 12/13/2023 (a)	94,000	94,437

AmeriCredit Automobile Receivables Series 2015-4, Class D, 3.72%, 12/8/2021	225,000	225,865

B2R Mortgage Trust Series 2015-2, Class A, 3.34%, 11/15/2048 (a)	19,839	19,902

Business Jet Securities LLC

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	141,850	145,662

Series 2018-2, Class B, 5.44%, 6/15/2033 (a)	146,633	150,968

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	115,569	118,933

CarMax Auto Owner Trust Series 2020-1, Class B, 2.21%, 9/15/2025	112,000	114,644

CoreVest American Finance Trust Series 2019-2, Class B, 3.42%, 6/15/2052 ‡ (a)	250,000	269,278

CPS Auto Receivables Trust

Series 2015-B, Class C, 4.20%, 5/17/2021 (a)	89,673	90,189

Series 2018-B, Class B, 3.23%, 7/15/2022 (a)	83,704	84,016

Series 2019-C, Class B, 2.63%, 8/15/2023 (a)	130,000	131,791

Credit Acceptance Auto Loan Trust

Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	250,000	254,099

Series 2020-1A, Class A, 2.01%, 2/15/2029 (a)	250,000	252,261

DT Auto Owner Trust

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	95,297	95,924

Series 2018-1A, Class D, 3.81%, 12/15/2023 (a)	88,000	89,741

Series 2020-1A, Class B, 2.16%, 5/15/2024 (a)	50,000	50,427

Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	90,000	92,230

Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	190,000	194,581

Exeter Automobile Receivables Trust

Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	25,712	25,750

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-4A, Class A, 2.18%, 1/17/2023 (a)	145,969	146,379

Series 2019-3A, Class B, 2.58%, 8/15/2023 (a)	195,000	197,393

Series 2020-1A, Class B, 2.26%, 4/15/2024 (a)	40,000	40,482

First Investors Auto Owner Trust

Series 2016-2A, Class C, 2.53%, 7/15/2022 (a)	200,000	200,733

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (a)	45,000	45,177

Series 2019-1A, Class B, 3.02%, 3/17/2025 (a)	120,000	123,580

Flagship Credit Auto Trust

Series 2016-2, Class C, 6.22%, 9/15/2022 (a)	100,000	102,596

Series 2017-2, Class B, 2.57%, 4/15/2023 (a)	64,104	64,235

Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	150,000	153,374

Series 2019-1, Class A, 3.11%, 8/15/2023 (a)	166,984	169,027

Series 2019-2, Class A, 2.83%, 10/16/2023 (a)	205,923	208,260

Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	400,000	406,979

Series 2019-3, Class B, 2.48%, 8/15/2024 (a)	225,000	228,984

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	167,000	177,225

FREED ABS Trust

Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	35,333	35,654

Series 2020-FP1, Class A, 2.52%, 3/18/2027 (a)	115,000	115,405

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class A, 3.37%, 1/17/2023 (a)	29,796	30,035

Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	51,685	52,109

Series 2019-3A, Class A, 2.58%, 7/17/2023 (a)	102,239	102,986

GLS Auto Receivables Trust

Series 2018-3A, Class A, 3.35%, 8/15/2022 (a)	35,415	35,594

Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	125,000	127,668

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	138,256	148,439

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	77,286	81,320

Hyundai Auto Lease Securitization Trust Series 2019-A, Class A3, 2.98%, 7/15/2022 (a)	150,000	152,494

Lendmark Funding Trust Series 2019-1A, Class A, 3.00%, 12/20/2027 (a)	175,000	179,416

Marlette Funding Trust

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	2,925	2,927

Series 2019-1A, Class A, 3.44%, 4/16/2029 (a)	152,773	154,616

Series 2020-1A, Class A, 2.24%, 3/15/2030 (a)	200,000	200,917

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	104,000	104,327

OneMain Direct Auto Receivables Trust Series 2017-2A, Class B, 2.55%, 11/14/2023 (a)	85,709	85,828

OneMain Financial Issuance Trust Series 2016-1A, Class A, 3.66%, 2/20/2029 (a)	5,281	5,288

Progress Residential Trust Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (a)	98,694	98,761

Prosper Marketplace Issuance Trust

Series 2018-2A, Class A, 3.35%, 10/15/2024 (a)	14,264	14,292

Series 2019-3A, Class A, 3.19%, 7/15/2025 (a)	85,178	85,730

Santander Drive Auto Receivables Trust

Series 2017-1, Class C, 2.58%, 5/16/2022	22,627	22,660

Series 2018-1, Class B, 2.63%, 7/15/2022	37,823	37,851

Series 2017-3, Class C, 2.76%, 12/15/2022	33,223	33,358

Series 2019-1, Class B, 3.21%, 9/15/2023	90,000	90,939

Santander Retail Auto Lease Trust Series 2018-A, Class D, 3.75%, 12/20/2022 (a)	200,000	202,674

SoFi Consumer Loan Program LLC

Series 2016-3, Class A, 3.05%, 12/26/2025 (a)	19,828	19,882

Series 2017-1, Class A, 3.28%, 1/26/2026 (a)	28,424	28,560

Series 2017-2, Class A, 3.28%, 2/25/2026 (a)	30,625	30,831

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Springleaf Funding Trust Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	100,000	102,533

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (a)	45,453	46,189

Tidewater Auto Receivables Trust Series 2018-AA, Class C, 3.84%, 11/15/2024 (a)	250,000	255,495

Towd Point Mortgage Trust Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (a) (b)	71,474	73,270

Vericrest Opportunity Loan Trust

Series 2019-NPL4, Class A1A, 3.35%, 8/25/2049 ‡ (a) (c)	119,881	119,906

Series 2020-NPL2, Class A1A, 2.98%, 2/25/2050 ‡ (a) (c)	150,000	150,941

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (a)	138,824	141,230

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (a)	138,824	141,214

Total Asset-Backed Securities (Cost $8,227,294)		8,376,383

Collateralized Mortgage Obligations — 27.1%

FHLMC, REMIC

Series 2488, Class GM, 6.00%, 8/15/2032	31,738	35,347

Series 4151, Class YC, 2.50%, 1/15/2033	230,088	234,752

Series 2740, Class PE, 5.50%, 1/15/2034	115,830	134,456

Series 2943, Class ZC, 5.00%, 2/15/2034	42,450	48,169

Series 2768, Class PK, 5.00%, 3/15/2034	37,345	40,752

Series 3237, Class CE, 5.50%, 11/15/2036	50,000	63,186

Series 3249, Class CB, 4.25%, 12/15/2036	43,401	47,959

Series 3258, Class XX, 5.50%, 12/15/2036	53,000	61,765

Series 4031, Class AB, 5.50%, 6/15/2037	137,729	160,459

Series 3404, Class DC, 5.50%, 1/15/2038	50,000	63,312

Series 3601, Class HB, 5.00%, 11/15/2039	25,000	30,141

Series 3626, Class ME, 5.00%, 1/15/2040	29,000	34,577

Series 3680, Class ZA, 4.50%, 6/15/2040	144,544	161,850

Series 3777, Class WA, 4.00%, 12/15/2040	134,412	147,409

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	5

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 3772, Class NE, 4.50%, 12/15/2040	180,000	223,435

Series 3939, Class AZ, 4.00%, 3/15/2041	195,579	211,549

Series 4240, Class DK, 4.00%, 11/15/2042	72,384	79,789

Series 4283, Class EW, 4.50%, 12/15/2043 (b)	121,273	133,278

FNMA, REMIC

Series 2013-17, Class YM, 4.00%, 3/25/2033	98,452	109,683

Series 2003-32, Class UJ, 5.50%, 5/25/2033	26,309	30,040

Series 2003-82, Class Z, 5.50%, 8/25/2033	44,004	50,759

Series 2004-17, Class H, 5.50%, 4/25/2034	103,992	121,812

Series 2004-31, Class MZ, 4.25%, 5/25/2034	29,259	36,444

Series 2004-36, Class CB, 5.00%, 5/25/2034	28,000	31,915

Series 2004-91, Class BR, 5.50%, 12/25/2034	36,898	42,340

Series 2009-13, Class PM, 4.00%, 4/25/2035	103,618	107,833

Series 2005-29, Class WQ, 5.50%, 4/25/2035	123,740	144,199

Series 2005-109, Class GD, 6.00%, 10/25/2035	18,750	20,678

Series 2015-65, Class LD, 3.50%, 1/25/2036	80,000	90,827

Series 2005-122, Class PY, 6.00%, 1/25/2036	71,000	86,221

Series 2006-24, Class Z, 5.50%, 4/25/2036	120,615	136,856

Series 2007-36, Class PH, 5.50%, 4/25/2037	34,948	40,957

Series 2007-60, Class ZB, 4.75%, 5/25/2037	258,916	293,336

Series 2009-42, Class TZ, 4.50%, 3/25/2039	219,599	249,494

Series 2009-66, Class KE, 4.00%, 9/25/2039	65,755	71,217

Series 2009-105, Class DB, 4.50%, 12/25/2039	25,000	30,678

Series 2010-43, Class EM, 5.00%, 5/25/2040	20,600	26,825

Series 2010-87, Class PJ, 3.50%, 6/25/2040	30,889	32,037

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2010-59, Class EB, 5.00%, 6/25/2040	300,000	399,333

Series 2011-146, Class LX, 3.50%, 10/25/2040	200,000	213,935

Series 2011-1, Class QA, 4.50%, 10/25/2040	91,636	97,738

Series 2010-133, Class GP, 4.00%, 11/25/2040	250,000	292,311

Series 2010-123, Class KU, 4.50%, 11/25/2040	123,589	147,929

Series 2010-129, Class PZ, 4.50%, 11/25/2040	240,818	276,706

Series 2010-136, Class CY, 4.00%, 12/25/2040	290,000	336,371

Series 2010-141, Class AL, 4.00%, 12/25/2040	188,708	208,302

Series 2010-154, Class KZ, 4.50%, 1/25/2041	44,228	61,030

Series 2011-55, Class BZ, 3.50%, 6/25/2041	169,715	187,917

Series 2011-115, Class UC, 4.00%, 11/25/2041	70,000	86,479

Series 2013-114, Class LM, 4.00%, 3/25/2042	200,000	229,414

Series 2012-120, Class PA, 3.50%, 10/25/2042	86,840	93,734

Series 2014-19, Class Z, 4.50%, 4/25/2044	260,882	316,749

Series 2015-61, Class PV, 3.50%, 5/25/2044	21,592	23,454

Series 2016-32, Class PA, 3.00%, 12/25/2045	148,235	158,676

GNMA

Series 2003-46, Class HA, 4.50%, 6/20/2033	94,171	102,330

Series 2004-55, Class MC, 5.50%, 7/20/2034	22,666	25,990

Series 2005-16, Class CA, 5.00%, 2/20/2035	29,000	33,196

Series 2005-17, Class GE, 5.00%, 2/20/2035	163,009	184,690

Series 2008-25, Class AD, 4.50%, 3/20/2038	116,529	127,452

Series 2009-16, Class ZD, 6.00%, 3/20/2039	155,655	181,837

Series 2009-58, Class PA, 4.50%, 7/20/2039	190,160	210,100

Series 2010-69, Class ME, 3.00%, 4/20/2040	66,471	67,703

Total Collateralized Mortgage Obligations (Cost $7,048,275)		7,729,712

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 23.7%

Aerospace & Defense — 0.4%

Boeing Co. (The) 3.95%, 8/1/2059	10,000	10,949

Northrop Grumman Corp.

3.20%, 2/1/2027	30,000	32,263

3.85%, 4/15/2045	20,000	22,707

United Technologies Corp. 4.63%, 11/16/2048	40,000	53,714

		119,633

Automobiles — 0.4%

General Motors Co. 5.15%, 4/1/2038	30,000	30,606

Hyundai Capital America 3.45%, 3/12/2021 (a)	30,000	30,544

Nissan Motor Acceptance Corp. 3.15%, 3/15/2021 (a)	60,000	60,832

		121,982

Banks — 3.4%

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.93%),

2.82%, 7/21/2023 (d)	65,000	66,813

4.20%, 8/26/2024	60,000	65,866

5.00%, 1/21/2044	55,000	74,586

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (d)	15,000	18,139

Citigroup, Inc.

3.75%, 6/16/2024	41,000	44,246

3.20%, 10/21/2026	19,000	20,228

8.13%, 7/15/2039	30,000	52,047

Citizens Financial Group, Inc. 2.38%, 7/28/2021	50,000	50,490

Commonwealth Bank of Australia (Australia) 3.45%, 3/16/2023 (a)	70,000	74,264

Fifth Third Bancorp 3.65%, 1/25/2024	35,000	37,509

Huntington Bancshares, Inc. 2.30%, 1/14/2022	50,000	50,480

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.46%, 3/2/2023	45,000	47,329

3.78%, 3/2/2025	45,000	49,303

3.74%, 3/7/2029	15,000	16,819

Regions Financial Corp. 2.75%, 8/14/2022	40,000	41,076

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	30,000	30,361

Sumitomo Mitsui Financial Group, Inc. (Japan)

3.10%, 1/17/2023	25,000	26,083

3.36%, 7/12/2027	25,000	27,345

Wells Fargo & Co.

Series M, 3.45%, 2/13/2023	70,000	73,393

4.65%, 11/4/2044	30,000	36,503

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

Westpac Banking Corp. (Australia) 2.85%, 5/13/2026	65,000	68,530

		971,410

Beverages — 0.6%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	30,000	32,699

4.90%, 2/1/2046	25,000	30,891

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.90%, 2/1/2046	10,000	12,255

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	15,000	16,912

4.95%, 1/15/2042	30,000	37,670

Keurig Dr Pepper, Inc.

4.60%, 5/25/2028	15,000	17,289

5.09%, 5/25/2048	5,000	6,355

Molson Coors Beverage Co. 4.20%, 7/15/2046	15,000	15,579

		169,650

Biotechnology — 0.5%

AbbVie, Inc.

3.60%, 5/14/2025	50,000	53,936

4.70%, 5/14/2045	15,000	17,690

4.88%, 11/14/2048	15,000	18,459

Gilead Sciences, Inc.

3.70%, 4/1/2024	30,000	32,282

4.80%, 4/1/2044	15,000	19,199

		141,566

Building Products — 0.1%

Masco Corp. 4.45%, 4/1/2025	25,000	27,851

Capital Markets — 1.3%

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	15,000	22,778

Goldman Sachs Group, Inc. (The)

4.00%, 3/3/2024	50,000	54,352

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	65,000	74,139

Macquarie Group Ltd. (Australia)

6.25%, 1/14/2021 (a)	30,000	31,188

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (d)	20,000	21,955

Morgan Stanley

4.00%, 7/23/2025	90,000	99,931

3.13%, 7/27/2026	35,000	37,301

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	7

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Capital Markets — continued

3.95%, 4/23/2027	25,000	27,522

		369,166

Chemicals — 0.6%

DuPont de Nemours, Inc. 4.49%, 11/15/2025	100,000	112,729

Mosaic Co. (The)

3.25%, 11/15/2022	10,000	10,398

4.05%, 11/15/2027	10,000	10,575

Nutrien Ltd. (Canada)

3.00%, 4/1/2025	20,000	21,066

6.13%, 1/15/2041	20,000	26,656

		181,424

Construction Materials — 0.1%

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	30,000	32,259

Consumer Finance — 0.5%

American Express Co. 2.50%, 8/1/2022	30,000	30,587

Capital One Financial Corp.

4.20%, 10/29/2025	15,000	16,280

3.75%, 3/9/2027	25,000	27,310

General Motors Financial Co., Inc.

4.20%, 3/1/2021	25,000	25,591

3.25%, 1/5/2023	20,000	20,610

HSBC Finance Corp. 6.68%, 1/15/2021	30,000	31,182

		151,560

Diversified Financial Services — 0.3%

ORIX Corp. (Japan) 3.70%, 7/18/2027	30,000	33,004

Shell International Finance BV (Netherlands) 5.50%, 3/25/2040	25,000	34,800

Voya Financial, Inc. 3.65%, 6/15/2026	20,000	22,126

		89,930

Diversified Telecommunication Services — 1.0%

AT&T, Inc.

3.00%, 6/30/2022	25,000	25,793

3.40%, 5/15/2025	30,000	32,007

5.35%, 9/1/2040	65,000	81,654

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	10,000	10,047

7.05%, 6/20/2036	15,000	21,643

Verizon Communications, Inc.

4.33%, 9/21/2028	41,000	48,128

4.86%, 8/21/2046	55,000	73,186

		292,458

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — 1.0%

Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	20,000	27,280

Duke Energy Corp. 2.65%, 9/1/2026	25,000	26,041

3.75%, 9/1/2046	25,000	27,740

Emera US Finance LP (Canada)

3.55%, 6/15/2026	10,000	10,858

4.75%, 6/15/2046	20,000	23,492

Entergy Louisiana LLC

4.00%, 3/15/2033	40,000	48,327

Fortis, Inc. (Canada)

3.06%, 10/4/2026	19,000	20,160

Indiana Michigan Power Co.

Series K, 4.55%, 3/15/2046	15,000	19,235

Metropolitan Edison Co.

3.50%, 3/15/2023 (a)	15,000	15,824

PNM Resources, Inc.

3.25%, 3/9/2021	15,000	15,213

PPL Capital Funding, Inc.

3.10%, 5/15/2026	20,000	21,204

Southern Co. (The)

3.25%, 7/1/2026	30,000	32,229

		287,603

Electrical Equipment — 0.1%

Eaton Corp.

3.10%, 9/15/2027	25,000	27,265

Electronic Equipment, Instruments & Components — 0.3%

Arrow Electronics, Inc.

3.25%, 9/8/2024	15,000	15,571

3.88%, 1/12/2028	15,000	15,825

Corning, Inc.

5.35%, 11/15/2048	20,000	25,832

4.38%, 11/15/2057	15,000	16,363

		73,591

Energy Equipment & Services — 0.3%

Halliburton Co.

3.80%, 11/15/2025	25,000	27,419

4.50%, 11/15/2041	10,000	10,637

Schlumberger Holdings Corp.

4.00%, 12/21/2025 (a)	15,000	16,485

4.30%, 5/1/2029 (a)	30,000	33,307

		87,848

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 1.6%

American Tower Corp.

5.00%, 2/15/2024	30,000	33,645

3.95%, 3/15/2029	15,000	16,694

Boston Properties LP 3.40%, 6/21/2029	25,000	27,311

Brixmor Operating Partnership LP 3.65%, 6/15/2024	25,000	26,842

EPR Properties 5.25%, 7/15/2023	15,000	16,379

Healthpeak Properties, Inc. 3.25%, 7/15/2026	50,000	53,941

Host Hotels & Resorts LP 3.88%, 4/1/2024	15,000	16,181

Liberty Property LP 4.40%, 2/15/2024	35,000	38,956

Life Storage LP 4.00%, 6/15/2029	5,000	5,585

National Retail Properties, Inc.

3.80%, 10/15/2022	20,000	21,191

4.00%, 11/15/2025	20,000	22,201

Realty Income Corp. 3.65%, 1/15/2028	25,000	28,048

Simon Property Group LP 4.75%, 3/15/2042	10,000	12,568

UDR, Inc.

4.40%, 1/26/2029	20,000	23,007

3.20%, 1/15/2030	10,000	10,562

3.00%, 8/15/2031	20,000	20,898

VEREIT Operating Partnership LP 4.88%, 6/1/2026	10,000	11,415

Welltower, Inc.

4.00%, 6/1/2025	25,000	27,557

4.13%, 3/15/2029	20,000	22,798

6.50%, 3/15/2041	10,000	14,825

		450,604

Food & Staples Retailing — 0.1%

Kroger Co. (The) 5.15%, 8/1/2043	20,000	25,071

Food Products — 0.2%

Campbell Soup Co. 3.65%, 3/15/2023	6,000	6,326

Conagra Brands, Inc. 5.30%, 11/1/2038	5,000	6,069

Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	20,000	25,571

Tyson Foods, Inc.

3.95%, 8/15/2024	15,000	16,372

5.15%, 8/15/2044	10,000	12,852

		67,190

Health Care Equipment & Supplies — 0.5%

Abbott Laboratories

3.75%, 11/30/2026	17,000	19,175

4.75%, 11/30/2036	15,000	19,612

5.30%, 5/27/2040	15,000	21,274

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Equipment & Supplies — continued

Becton Dickinson and Co.

2.89%, 6/6/2022	10,000	10,267

3.70%, 6/6/2027	10,000	11,045

Boston Scientific Corp.

3.85%, 5/15/2025	13,000	14,321

4.70%, 3/1/2049	10,000	13,049

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	6,000	6,348

3.55%, 4/1/2025	10,000	10,735

		125,826

Health Care Providers & Services — 0.8%

Aetna, Inc.

2.80%, 6/15/2023	35,000	35,931

Anthem, Inc.

3.35%, 12/1/2024	15,000	15,959

4.63%, 5/15/2042	20,000	23,157

CVS Health Corp.

3.70%, 3/9/2023	30,000	31,706

4.30%, 3/25/2028	41,000	45,881

4.78%, 3/25/2038	27,000	31,843

HCA, Inc.

4.50%, 2/15/2027	20,000	22,115

5.25%, 6/15/2049	15,000	17,438

		224,030

Hotels, Restaurants & Leisure — 0.2%

McDonald’s Corp. 3.80%, 4/1/2028	35,000	39,008

Starbucks Corp. 4.45%, 8/15/2049	15,000	18,115

		57,123

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC 5.75%, 10/1/2041	45,000	53,320

Industrial Conglomerates — 0.4%

General Electric Co.

3.38%, 3/11/2024	20,000	21,114

6.75%, 3/15/2032	45,000	60,454

4.13%, 10/9/2042	23,000	24,576

		106,144

Insurance — 1.3%

American Financial Group, Inc. 3.50%, 8/15/2026	20,000	21,773

American International Group, Inc.

3.75%, 7/10/2025	20,000	21,820

3.88%, 1/15/2035	25,000	28,523

4.38%, 1/15/2055	15,000	17,145

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	9

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Insurance — continued

Athene Global Funding

3.00%, 7/1/2022 (a)	25,000	25,841

2.95%, 11/12/2026 (a)	30,000	31,596

Athene Holding Ltd. 4.13%, 1/12/2028	10,000	10,645

Cincinnati Financial Corp. 6.92%, 5/15/2028	20,000	26,984

Lincoln National Corp.

4.20%, 3/15/2022	15,000	15,831

3.63%, 12/12/2026	15,000	16,488

4.35%, 3/1/2048	20,000	22,847

Markel Corp.

3.50%, 11/1/2027	20,000	21,819

5.00%, 5/20/2049	15,000	18,889

Marsh & McLennan Cos., Inc. 4.38%, 3/15/2029	30,000	34,962

Principal Financial Group, Inc. 3.70%, 5/15/2029	5,000	5,689

Prudential Financial, Inc. 3.88%, 3/27/2028	30,000	33,882

		354,734

Media — 0.8%

Charter Communications Operating LLC 5.75%, 4/1/2048	10,000	11,925

Comcast Corp.

3.38%, 2/15/2025	30,000	32,401

3.15%, 3/1/2026	30,000	32,337

3.20%, 7/15/2036	40,000	43,280

6.40%, 5/15/2038	30,000	44,516

4.50%, 1/15/2043	15,000	18,770

Cox Communications, Inc.

3.15%, 8/15/2024 (a)	25,000	26,342

4.60%, 8/15/2047 (a)	15,000	17,572

		227,143

Metals & Mining — 0.1%

Glencore Funding LLC (Switzerland)

4.63%, 4/29/2024 (a)	15,000	16,178

Multiline Retail — 0.0% (e)

Dollar General Corp.

4.13%, 5/1/2028	5,000	5,746

Multi-Utilities — 0.3%

Dominion Energy, Inc.

Series D, 2.85%, 8/15/2026	25,000	26,287

Series C, 4.05%, 9/15/2042	20,000	22,513

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — continued

Sempra Energy

2.40%, 3/15/2020	20,000	20,000

3.80%, 2/1/2038	25,000	28,015

		96,815

Oil, Gas & Consumable Fuels — 3.2%

Apache Corp.

4.38%, 10/15/2028	20,000	21,036

4.25%, 1/15/2044	25,000	22,154

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	30,000	33,327

Boardwalk Pipelines LP 5.95%, 6/1/2026	20,000	23,086

Buckeye Partners LP 5.85%, 11/15/2043	10,000	9,200

Canadian Natural Resources Ltd. (Canada)

3.80%, 4/15/2024	15,000	15,940

6.45%, 6/30/2033	15,000	20,098

Cenovus Energy, Inc. (Canada) 3.00%, 8/15/2022	25,000	25,753

Enbridge, Inc. (Canada)

4.25%, 12/1/2026	20,000	22,307

4.50%, 6/10/2044	15,000	17,381

Energy Transfer Operating LP 6.25%, 4/15/2049	15,000	17,288

Energy Transfer Partners LP 5.88%, 3/1/2022	15,000	16,014

Enterprise Products Operating LLC

3.75%, 2/15/2025	30,000	32,667

3.13%, 7/31/2029	15,000	15,684

5.10%, 2/15/2045	35,000	41,972

Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	25,000	26,179

Magellan Midstream Partners LP 4.20%, 10/3/2047	10,000	11,255

Marathon Petroleum Corp. 6.50%, 3/1/2041	15,000	20,239

MPLX LP

4.88%, 6/1/2025	10,000	11,110

4.13%, 3/1/2027	15,000	16,083

4.50%, 4/15/2038	10,000	10,107

5.20%, 3/1/2047	15,000	15,810

Nexen, Inc. (China) 5.88%, 3/10/2035	20,000	27,444

Noble Energy, Inc.

3.85%, 1/15/2028	15,000	15,527

5.05%, 11/15/2044	30,000	30,775

Occidental Petroleum Corp.

2.90%, 8/15/2024	20,000	20,270

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

3.20%, 8/15/2026	20,000	20,363

3.50%, 8/15/2029	20,000	20,180

4.50%, 7/15/2044	15,000	14,323

ONEOK, Inc.

3.40%, 9/1/2029	30,000	31,012

4.45%, 9/1/2049	15,000	15,391

Petroleos Mexicanos (Mexico) 6.50%, 1/23/2029	13,000	13,371

Phillips 66 4.88%, 11/15/2044	20,000	24,069

Plains All American Pipeline LP 3.55%, 12/15/2029	30,000	29,513

Spectra Energy Partners LP 4.50%, 3/15/2045	20,000	22,350

Suncor Energy, Inc. (Canada) 5.35%, 7/15/2033	20,000	26,305

Sunoco Logistics Partners Operations LP

4.00%, 10/1/2027	10,000	10,467

5.35%, 5/15/2045	30,000	30,973

TransCanada PipeLines Ltd. (Canada)

4.88%, 1/15/2026	25,000	28,371

4.63%, 3/1/2034	15,000	17,534

4.75%, 5/15/2038	20,000	23,250

5.00%, 10/16/2043	10,000	12,449

Williams Cos., Inc. (The) 3.90%, 1/15/2025	20,000	21,489

		900,116

Pharmaceuticals — 0.5%

Allergan Funding SCS

3.80%, 3/15/2025	15,000	16,390

4.55%, 3/15/2035	10,000	11,938

4.85%, 6/15/2044	15,000	18,291

Bristol-Myers Squibb Co. 4.63%, 5/15/2044 (a)	10,000	13,010

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	50,000	53,630

Zoetis, Inc.

4.50%, 11/13/2025	15,000	17,184

4.70%, 2/1/2043	15,000	19,369

		149,812

Road & Rail — 0.6%

Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	30,000	36,791

CSX Corp. 4.30%, 3/1/2048	20,000	24,164

ERAC USA Finance LLC 5.63%, 3/15/2042 (a)	30,000	40,661

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	40,000	44,450

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued

Norfolk Southern Corp. 4.65%, 1/15/2046	10,000	12,856

		158,922

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom Corp.

2.65%, 1/15/2023	20,000	20,363

3.88%, 1/15/2027	25,000	26,218

		46,581

Software — 0.5%

Microsoft Corp. 4.20%, 11/3/2035	60,000	75,543

Oracle Corp. 3.85%, 7/15/2036	60,000	69,541

		145,084

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	25,000	27,475

Lowe’s Cos., Inc.

4.65%, 4/15/2042	10,000	12,292

		39,767

Technology Hardware, Storage & Peripherals — 0.2%

Apple, Inc. 4.65%, 2/23/2046	30,000	39,903

Dell International LLC 4.42%, 6/15/2021 (a)	25,000	25,752

		65,655

Tobacco — 0.3%

BAT Capital Corp. (United Kingdom)

3.22%, 8/15/2024	15,000	15,751

3.56%, 8/15/2027	20,000	21,113

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	35,000	41,867

		78,731

Trading Companies & Distributors — 0.5%

Air Lease Corp.

3.50%, 1/15/2022	25,000	25,701

3.25%, 3/1/2025	10,000	10,455

3.25%, 10/1/2029	20,000	20,299

Aviation Capital Group LLC

2.88%, 1/20/2022 (a)	30,000	30,554

3.50%, 11/1/2027 (a)	20,000	20,745

International Lease Finance Corp.

4.63%, 4/15/2021	35,000	36,047

		143,801

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	11

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Wireless Telecommunication Services — 0.2%

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	20,000	21,480

4.38%, 5/30/2028	25,000	28,757

5.00%, 5/30/2038	11,000	13,480

		63,717

Total Corporate Bonds (Cost $6,160,714)		6,747,306

Commercial Mortgage-Backed Securities — 6.4%

20 Times Square Trust

Series 2018-20TS, Class D, 3.10%, 5/15/2035 (a) (b)	100,000	101,927

Series 2018-20TS, Class E, 3.10%, 5/15/2035 ‡ (a) (b)	100,000	100,854

Citigroup Commercial Mortgage Trust

Series 2013-GC11, Class A3, 2.82%, 4/10/2046	23,593	24,407

Series 2014-GC19, Class A3, 3.75%, 3/10/2047	8,323	8,947

Series 2014-GC23, Class A3, 3.36%, 7/10/2047	12,593	13,470

Commercial Mortgage Trust

Series 2014-UBS2, Class A4, 3.69%, 3/10/2047	15,000	16,066

Series 2014-CR17, Class A4, 3.70%, 5/10/2047	29,158	31,363

Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	23,871	25,538

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K731, Class AM, 3.60%, 2/25/2025 (b)	200,000	217,058

Series K090, Class A2, 3.42%, 2/25/2029	120,000	136,419

FREMF Mortgage Trust Series 2013-K26, Class B, 3.60%, 12/25/2045 (a) (b)	99,000	103,905

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class AS, 2.83%, 11/21/2035 ‡ (a) (b)	150,000	149,954

GS Mortgage Securities Trust

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	111,000	122,022

Series 2013-GC16, Class B, 5.16%, 11/10/2046 (b)	50,000	55,569

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2013-LC11, Class A4, 2.69%, 4/15/2046	13,593	14,059

Series 2011-C5, Class B, 5.42%, 8/15/2046 (a) (b)	169,000	177,036

JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class C, 5.20%, 11/15/2045 (b)	30,000	32,983

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

JPMCC Re-REMIC Trust Series 2014-FRR1, Class BK10, 2.44%, 11/27/2049 ‡ (a) (b)	180,000	178,842

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C18, Class A2, 3.19%, 10/15/2047	4,670	4,667

Series 2015-C27, Class A3, 3.47%, 12/15/2047	130,000	140,843

Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A3, 3.45%, 12/15/2048	130,000	141,552

WFRBS Commercial Mortgage Trust Series 2013-C13, Class A3, 2.75%, 5/15/2045	26,291	27,249

Total Commercial Mortgage-Backed Securities (Cost $1,716,918)		1,824,730

U.S. Treasury Obligations — 2.5%

U.S. Treasury Bonds

3.75%, 11/15/2043	7,000	9,920

2.38%, 11/15/2049	65,000	75,875

U.S. Treasury Notes

2.63%, 2/28/2023	265,000	278,581

2.75%, 2/15/2028	230,000	259,388

2.88%, 5/15/2028	17,600	20,070

1.75%, 11/15/2029	70,000	73,910

Total U.S. Treasury Obligations (Cost $657,986)		717,744

Mortgage-Backed Securities — 1.5%

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	132,569	147,669

Pool # AM5940, 3.24%, 6/1/2026	67,780	74,098

Pool # AM6428, 3.58%, 8/1/2029	86,667	99,300

Pool # AM6430, 3.58%, 8/1/2029	86,667	99,300

Total Mortgage-Backed Securities (Cost $379,411)		420,367

	SHARES
Short-Term Investments — 9.1%

Investment Companies — 9.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.62% (f) (g) (Cost $2,582,210)	2,581,635	2,582,926

Total Investments — 99.7% (Cost $26,772,808)		28,399,168
Other Assets Less Liabilities — 0.3%		82,244

NET ASSETS — 100.0%		28,481,412

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

Abbreviations

ABS	Asset-backed securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.

(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2020.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

JPMorgan Core Focus SMA Fund
ASSETS:
Investments in non-affiliates, at value	$25,816,242
Investments in affiliates, at value	2,582,926
Cash	3,748
Receivables:
Interest from non-affiliates	114,573
Dividends from affiliates	3,633
Due from Adviser	16,174

Total Assets	28,537,296

LIABILITIES:
Accrued liabilities:
Custodian and accounting fees	10,033
Printing and mailing costs	3,084
Audit fees	40,779
Other	1,988

Total Liabilities	55,884

Net Assets	$28,481,412

NET ASSETS:
Paid-in-Capital	$26,837,907
Total distributable earnings (loss)	1,643,505

Total Net Assets	$28,481,412

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	2,680,648

Net asset value, offering and redemption price per share (a)	$10.62

Cost of investments in non-affiliates	$24,190,598
Cost of investments in affiliates	2,582,210

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

JPMorgan Core Focus SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$891,860
Interest income from affiliates	3,631
Dividend income from affiliates	39,516

Total investment income	935,007

EXPENSES:
Administration fees	20,470
Custodian and accounting fees	59,365
Interest expense to affiliates	13
Professional fees	83,759
Trustees’ and Chief Compliance Officer’s fees	25,197
Printing and mailing costs	10,332
Registration and filing fees	614
Transfer agency fees	262
Other	2,453

Total expenses	202,465

Less fees waived	(20,482)
Less expense reimbursements	(181,983)

Net expenses	—

Net investment income (loss)	935,007

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55,681
Investments in affiliates	57

Net realized gain (loss)	55,738

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,526,059
Investments in affiliates	527

Change in net unrealized appreciation/depreciation	1,526,586

Net realized/unrealized gains (losses)	1,582,324

Change in net assets resulting from operations	$2,517,331

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Core Focus SMA Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$935,007	$892,368
Net realized gain (loss)	55,738	(25,308)
Distributions of capital gains received from investment company affiliates	—	44
Change in net unrealized appreciation/depreciation	1,526,586	96,977

Change in net assets resulting from operations	2,517,331	964,081

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(946,315)	(888,795)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	25,000,000
Distributions reinvested	946,315	888,795

Change in net assets resulting from capital transactions	946,315	25,888,795

NET ASSETS:
Change in net assets	2,517,331	25,964,081
Beginning of period	25,964,081	—

End of period	$28,481,412	$25,964,081

SHARE TRANSACTIONS:
Issued	—	2,500,000
Reinvested	91,450	89,198

Change in Shares	91,450	2,589,198

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Core Focus SMA Fund
Year Ended February 29, 2020	$10.03	$0.36	$0.59	$0.95	$(0.36)	$—	(g)	$(0.36)
March 1, 2018 (h) through February 28, 2019	10.00	0.35	0.03	0.38	(0.35)	—		(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of a “separately managed account” strategy offered through programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.62	9.62%	$28,481,412	—%		3.43%		0.74%		25%
10.03	3.88	25,964,081	—	(i)	3.53	(i)	0.85	(i)	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversification Classification
JPMorgan Core Focus SMA Fund(1)	Diversified

(1)	Commenced operations on March 1, 2018.

The investment objective of the Fund is to seek to maximize total return.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at February 29, 2020.

20	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$7,420,480	$955,903	$8,376,383
Collateralized Mortgage Obligations	—	7,729,712	—	7,729,712
Commercial Mortgage-Backed Securities	–	1,395,080	429,650	1,824,730
Corporate Bonds	—	6,747,306	—	6,747,306
Mortgage-Backed Securities	—	420,367	—	420,367
U.S. Treasury Obligations	—	717,744	—	717,744
Short-Term Investments
Investment Companies	2,582,926	—	—	2,582,926

Total Investments in Securities	$2,582,926	$24,430,689	$1,385,553	$28,399,168

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2019	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2020
Investments in Securities:
Asset-Backed Securities	$1,018,884	$—	(a)	$28,997	$129	$534,986	$(627,093)	$—	$—	$955,903
Commercial Mortgage-Backed Securities	865,834	—		10,260	484	—	(351,441)	—	(95,487)	429,650

Total	$1,884,718	$—	(a)	$39,257	$613	$534,986	$(978,534)	$—	$(95,487)	$1,385,553

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one.

There were no significant transfers into or out of level 3 for the year ended February 29, 2020.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The change in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2020, which were valued using significant unobservable inputs (level 3) amounted to $41,206. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 29, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$955,903	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (12.31%)
			Yield (Discount Rate of Cash Flows)	1.55% - 3.35% (2.49%)

Asset-Backed Securities	955,903

	279,696	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.49% - 2.84% (2.62%)

Commercial Mortgage-Backed Securities	279,696

Total	$1,235,599

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At February 29, 2020, the value of these securities was $149,954. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 29, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.62% (a) (b)	$983,692	$7,135,889	$5,537,239	$57	$527	$2,582,926	2,581,635	$39,516	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2020.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

22	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$2,797	$(2,690)	$(107)

The reclassifications for the Fund relate primarily to callable bonds.

H. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments was reduced by $2,797 and unrealized appreciation of investments was increased by $2,797. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the year February 29, 2020, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E. JPMorgan Chase Bank N.A. (“JPMCB”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through June 30, 2020.

For the year ended February 29, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers Administration Fees	Contractual Reimbursements
$20,470	$181,983

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the year ended February 29, 2020 was $12.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,169,518	$6,904,331	$139,284	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,776,774	$1,628,296	$5,902	$1,622,394

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$944,347	$1,968	$946,315

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

24	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

The tax character of distributions paid during the year ended February 28, 2019 was as follows:

Ordinary Income*
$888,795

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,815	$28,399	$1,619,597

The cumulative timing differences primarily consist of trustee deferred compensation.

During the year ended February 29, 2020, the Fund utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term	Long-Term
$6,050	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended February 29, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered rate (‘LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended February 29, 2020.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 29, 2020 the Fund had one individual shareholder and/or affiliated omnibus account that owned 100% of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

26	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Core Focus SMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Core Focus SMA Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020 and the statements of changes in net assets and the financial highlights for the year ended February 29, 2020 and for the period March 1, 2018 (commencement of operations) through February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year ended February 29, 2020, and the changes in its net assets and the financial highlights for the year ended February 29, 2020 and for the period March 1, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	27

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

28	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	127	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	127	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	127	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	29

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

30	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, September 1, 2019, and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period†*	Annualized Expense Ratio
JPMorgan Core Focus SMA Fund
Actual	$1,000.00	$1,029.40	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

32	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

FEBRUARY 29, 2020	J.P. MORGAN SMA FUNDS	33

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed $1,968, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 29, 2020.

Treasury Income

The Fund had 1.50% or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2020.

34	J.P. MORGAN SMA FUNDS	FEBRUARY 29, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

FOR MORE INFORMATION:

INVESTMENT ADVISER

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, New York 10172

PLACEMENT AGENT

JPMorgan Institutional Investments, Inc.

277 Park Avenue

New York, New York 10172

This report is open and authorized for distribution only to qualified and accredited investors who have received a copy of the Funds’ Confidential Offering Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-343-1113 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record is available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-CFSMA-220

Annual Report

J.P. Morgan Municipal Bond Funds

February 29, 2020

JPMorgan High Yield Municipal Fund

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 3, 2020

(Unaudited)

Dear Shareholders,

Amid the unprecedented global response to the COVID-19 pandemic, all of us at J.P. Morgan Asset Management sincerely hope that you and your loved ones are safe and healthy. We continue to closely monitor the situation globally and implement protocols and processes based on recommendations from relevant authorities aimed at protecting our clients, shareholders, employees, businesses and the broader public health.

“Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.”
— Andrea L. Lisher

We want to assure you that J.P. Morgan Asset Management is deeply committed to protecting and serving our clients and shareholders through this crisis. We regularly plan and exercise against various events and coordinate closely with regulators, vendors and industry parties, among others, striving for seamless and consistent execution. Throughout each year, we test our resiliency capabilities and core functions. Past events, such as hurricanes or other emergencies, have helped to prepare us for rare events, including multi-day outages. Our technology teams and systems employ distributed operating models and our client services have extensive capabilities through multiple global call centers and digital channels.

Our detailed planning and investments in technology have allowed us to maintain our high level of service to our clients and shareholders and help them navigate the current uncertainty even as our people have transitioned to working from home and ensuring the well-being of their own households.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

Overall, interest rates declined during the reporting period amid slowing but still positive growth in the U.S. economy. Financial markets largely rallied in the first months of the reporting period, but investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices toward the middle of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007.

By late 2019 and into early 2020, financial markets strengthened on the back of positive developments in U.S.-China trade negotiations. However, in the final weeks of the reporting period those trade concerns were replaced by investor worries about the impact of COVID-19. Global bond and equity markets experienced sharp declines in late February 2020.

U.S. Treasury bonds generally benefitted as investors sought a perceived safe haven amid volatile markets. By the end of the reporting period, demand for 10-year Treasury bonds had pushed their yield to a record low 1.1%. For the twelve months ended February 29, 2020, the Bloomberg Barclays US Municipal Index returned 9.46%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.02%
Bloomberg Barclays U.S. Municipal Index	9.46%
Bloomberg Barclays High Yield Municipal Bond Index	14.40%

Net Assets as of 2/29/2020 (In Thousands) .	$534,756
Duration as of 2/29/2020	7.0 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund’s Class I Shares outperformed the Bloomberg Barclays US Municipal Bond Index (the “Benchmark”) and underperformed Bloomberg Barclays High Yield Municipal Index.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocation to bonds rated BBB and BB also contributed to performance relative to the Benchmark. The Fund’s overweight positions in the health care and education sectors also helped relative performance.

The Fund’s underweight positions in the transportation, industrial development revenue/pollution control revenue and housing sectors were leading detractors from relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s assets were invested in municipal bonds, with a small allocation to loan assignments.

The Fund’s largest allocations were to bonds rated BBB and BB, while its smallest allocations were in bonds rated AAA and single-A. At the end of the reporting period, the Fund’s overall duration was 7.0 years compared with 5.0 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	8.8%
AA	12.4
A	9.1
BBB	31.0
BB	13.5
B	0.6
NR	24.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge*		8.61%	3.67%	4.21%
Without Sales Charge		12.81	4.46	4.61
CLASS C SHARES	September 17, 2007
With CDSC**		11.29	3.93	4.09
Without CDSC		12.29	3.93	4.09
CLASS I SHARES	September 17, 2007	13.02	4.57	4.72
CLASS R6 SHARES	November 1, 2018	13.12	4.60	4.73

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/10 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index from February 28, 2010 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)* .	7.36%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	7.65%

Net Assets as of 2/29/2020 (In Thousands)	$285,420
Duration as of 2/29/2020	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overweight position and shorter duration in housing sector bonds was a leading detractor from performance. Generally, bonds with shorter duration experience a smaller increase in price compared with longer duration bonds when interest rates fall. The Fund’s overweight position in bonds rated AAA and its underweight positions in the industrial development revenue/pollution control revenue and transportation sectors also detracted from relative performance.

The Fund’s overweight positions in the hospital and leasing sectors were leading contributors to relative performance. The Fund’s underweight positions in pre-refunded bonds and bonds rated AA also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the twelve month period, the Fund’s overall duration was generally in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	29.5%
AA	42.2
A	21.2
BBB	4.3
NR	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		3.05%	2.04%	2.77%
Without Sales Charge		7.04	2.81	3.17
CLASS C SHARES	November 4, 1997
With CDSC**		5.52	2.25	2.59
Without CDSC		6.52	2.25	2.59
CLASS I SHARES	February 9, 1993	7.36	3.07	3.44
CLASS R6 SHARES	November 6, 2017	7.36	3.10	3.45

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/10 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2010 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays

U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.12%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	4.24%

Net Assets as of 2/29/2020 (In Thousands)	$1,661,367
Duration as of 2/29/2020	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For twelve months ended February 29, 2020, the Fund outperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overall longer duration was a leading contributor to performance. Generally, bonds of longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight positions in the hospital and leasing sectors and its underweight position in pre-refunded bonds also helped relative performance. The Fund’s overweight positions in bonds rate single-A and BBB also contributed to relative performance.

The Fund’s overweight positions in the electric and local general obligation bond sectors were leading detractors from relative performance. The Fund’s underweight position in the industrial development revenue/pollution control revenue sector and its overweight position in California bonds also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	17.3%
AA	49.8
A	20.4
BBB	7.9
B	0.0	(a)
NR	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		2.77%	1.29%	1.14%
Without Sales Charge		5.12	1.74	1.36
CLASS C SHARES	November 1, 2001
With CDSC**		3.52	1.24	0.86
Without CDSC		4.52	1.24	0.86
CLASS I SHARES	June 19, 2009	5.56	2.23	1.86
CLASS R6 SHARES	October 1, 2018	5.61	2.22	1.86

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/10 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund and the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index from February 28, 2010 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	10.37%
Bloomberg Barclays US Municipal Index	9.46%

Net Assets as of 2/29/2020 (In Thousands)	$551,778
Duration as of 2/29/2020	6.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund outperformed the Bloomberg Barclays US Municipal Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s underweight positions in bonds rated AA and higher and its overweight positions in bonds rated single-A and lower also contributed to relative performance. The Fund’s overweight positions in the hospital and leasing sectors also helped relative performance.

The Fund’s overweight position in the electric sector and its underweight positions in the transportation and special tax sectors were leading detractors from relative performance. The Fund’s underweight allocation to bonds issued by California also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	16.3%
AA	49.2
A	19.7
BBB	13.8
NR	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		6.22%	3.01%	3.71%
Without Sales Charge		10.37	3.79	4.11
CLASS C SHARES	July 1, 2008
With CDSC**		8.73	3.15	3.43
Without CDSC		9.73	3.15	3.43
CLASS I SHARES	February 1, 1995	10.66	4.02	4.31
CLASS R6 SHARES	October 1, 2018	10.72	4.04	4.32

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/10 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund and the Bloomberg Barclays U.S. Municipal Index from February 28, 2010 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays

U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.96%
Bloomberg Barclays 1 Year Municipal Bond Index	2.48%

Net Assets as of 2/29/2020 (In Thousands)	$4,157,511
Duration as of 2/29/2020	0.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 29, 2020, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”).

The Fund’s out-of-Benchmark exposure to floating rate notes, which were used tactically to maintain liquidity in the portfolio and typically do not experience price appreciation when interest rates fall, detracted from performance relative to the Benchmark. The Fund’s overweight allocation to local general obligation bonds and its underweight allocation to bonds rated single-A and BBB also detracted from relative performance.

The Fund’s out-of-Benchmark allocation to bonds with maturities of two years or longer was a leading contributor to relative performance. The Fund’s underweight allocation to bonds issued by California and its overweight allocations to bonds issued by Illinois and New Jersey also contributed to relative performance. The Fund’s underweight allocation to pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	11.0%
AA	45.1
A	14.5
BBB	4.5
BB	0.2
NR	24.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 29, 2020. The Fund’s portfolio composition is subject to change.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 29, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge*		(0.52)%	0.48%
Without Sales Charge		1.76	1.09
CLASS I SHARES	May 31, 2016	1.96	1.29

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/29/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund and the Bloomberg Barclays 1 Year Municipal Bond Index from May 31, 2016 to February 29, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.7% (a)

Alabama — 0.4%

Utility — 0.4%

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (b)	2,000	2,074

Alaska — 0.5%

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	345

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2036	2,000	2,329

		2,674

Total Alaska		2,674

Arizona — 6.2%

Education — 2.5%

Arizona Industrial Development Authority, Academics of Math and Science Projects

Rev., 4.00%, 7/1/2029 (c)	400	443

Rev., 5.00%, 7/1/2039 (c)	1,000	1,161

Arizona Industrial Development Authority, Cadence Campus Project

Series 2020A, Rev., 4.00%, 7/15/2030 (c)	500	560

Series 2020A, Rev., 4.00%, 7/15/2040 (c)	800	877

Arizona Industrial Development Authority, Equitable School Revolving Funds

Series A, Rev., 5.00%, 11/1/2044	750	930

Series A, Rev., 4.00%, 11/1/2049	1,000	1,138

Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects

Series 2019A, Rev., 3.55%, 7/15/2029 (c)	1,360	1,459

Series 2019A, Rev., 5.00%, 7/15/2039 (c)	1,325	1,509

Series 2019A, Rev., 5.00%, 7/15/2049 (c)	1,675	1,883

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC – Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	434

Series 2018A, Rev., 5.00%, 7/1/2033	150	185

Series 2018A, Rev., 5.00%, 7/1/2037	200	245

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	233

Series 2018A, Rev., 5.00%, 2/15/2038	405	480

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Maricopa County Industrial Development Authority, Arizona Autism Charter Schools Project

Series 2020A, Rev., 4.00%, 7/1/2030 (c)	320	359

Series 2020A, Rev., 5.00%, 7/1/2040 (c)	620	721

Series 2020A, Rev., 5.00%, 7/1/2050 (c)	780	892

		13,509

Hospital — 1.5%

Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2044	7,000	8,127

Industrial Development Revenue/Pollution Control Revenue — 2.1%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2029	1,500	1,837

Series 2019A, Rev., 5.00%, 1/1/2037	1,000	1,203

Series 2019A, Rev., 5.00%, 1/1/2038	1,000	1,196

Series 2019A, Rev., 4.25%, 1/1/2039	1,000	1,116

Series 2019A, Rev., 4.50%, 1/1/2049	2,000	2,202

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (c)	1,000	1,157

Series 2018A, Rev., 5.75%, 7/15/2038 (c)	1,000	1,197

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	484

Series 2018A, Rev., 5.00%, 7/1/2033	600	669

Series 2018A, Rev., 5.00%, 7/1/2038	300	332

		11,393

Utility — 0.1%

City of Mesa, Utility System

Rev., AGM, 5.25%, 7/1/2029 (d)	160	221

Rev., AGM, 5.25%, 7/1/2029	40	55

		276

Total Arizona		33,305

California — 2.1%

Education — 0.9%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	916

Rev., 5.00%, 5/1/2038	400	487

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

California Municipal Finance Authority, John Adams Academies Lincoln Project

Series 2019A, Rev., 4.00%, 10/1/2029 (c)	410	432

Series 2019A, Rev., 5.00%, 10/1/2039 (c)	900	992

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (c)	795	825

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	785	819

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District

Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	165

		4,636

General Obligation — 0.1%

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (d)	160	233

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, Zero Coupon, 9/1/2028	100	72

Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	264

		569

Hospital — 0.7%

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	603

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	238

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	239

California Statewide Communities Development Authority, Adventist Health System Series 2018A, Rev., 3.50%, 3/1/2038	2,000	2,189

Palomar Health Rev., 5.00%, 11/1/2039	500	590

		3,859

Housing — 0.1%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	269

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	266

		535

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (b)	250	275

Utility — 0.2%

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	850	1,036

Los Angeles Department of Water and Power System Series A, Rev., 5.25%, 7/1/2039	250	259

		1,295

Total California		11,169

Colorado — 8.8%

Certificate of Participation/Lease — 0.9%

South Suburban Park & Recreation District

COP, 4.00%, 12/15/2035	2,015	2,363

COP, 4.00%, 12/15/2036	1,350	1,579

COP, 4.00%, 12/15/2037	500	582

		4,524

Education — 0.3%

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	631

Series 2018A, Rev., 5.00%, 12/1/2033	500	630

Series 2018A, Rev., 4.00%, 12/1/2048	500	558

		1,819

General Obligation — 4.6%

Aviation Station, North Metropolitan District No. 2 Series A, GO, 5.00%, 12/1/2039	750	820

Bradburn Metropolitan District No. 2

Series 2018A, GO, 5.00%, 12/1/2038	500	561

Series 2018B, GO, 7.25%, 12/15/2047	500	518

Copperleaf Metropolitan District No. 4, Limited Tax, Convertible to Unlimited Tax

Series 2020A, GO, 5.00%, 12/1/2039	775	842

Series 2020A, GO, 5.00%, 12/1/2049	1,000	1,077

Cottonwood Highlands Metropolitan District No. 1 Series 2019A, GO, 5.00%, 12/1/2049	900	977

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,154

DIATC Metropolitan District

GO, 3.25%, 12/1/2029 (c)	590	606

GO, 5.00%, 12/1/2039 (c)	1,240	1,361

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Lanterns Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2039	1,375	1,493

Mirabelle Metropolitan District No. 2, Limited Tax

Series 2020A, GO, 5.00%, 12/1/2039	700	767

Series 2020A, GO, 5.00%, 12/1/2049	1,250	1,354

Painted Prairie Metropolitan District No. 2 GO, 5.25%, 12/1/2048	2,000	2,129

STC Metropolitan District No. 2

Series 2019A, GO, 3.00%, 12/1/2025	555	568

Series 2019A, GO, 4.00%, 12/1/2029	1,000	1,080

Series 2019A, GO, 5.00%, 12/1/2038	1,700	1,880

Thompson Crossing Metropolitan District No. 4

GO, 5.00%, 12/1/2039	1,400	1,535

GO, 5.00%, 12/1/2049	1,500	1,632

Trails at Crowfoot Metropolitan District No. 3

Series A, GO, 4.38%, 12/1/2030	620	658

Series A, GO, 5.00%, 12/1/2039	1,000	1,081

Vauxmont Metropolitan District, Senior Limited Tax, Convertible to Unlimited Tax GO, AGM, 5.00%, 12/1/2050 (e)	1,500	1,812

Willow Bend Metropolitan District Series A, GO, 5.00%, 12/1/2039	600	656

		24,561

Hospital — 1.9%

Colorado Health Facilities Authority, Christian Living Neighborhoods

Rev., 4.00%, 1/1/2023	620	658

Rev., 4.00%, 1/1/2025	660	726

Rev., 4.00%, 1/1/2026	520	580

Rev., 4.00%, 1/1/2028	500	570

Rev., 4.00%, 1/1/2038	550	603

Rev., 5.00%, 1/1/2038	1,550	1,803

Colorado Health Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	2,000	2,307

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,205

Denver Health and Hospital Authority, Healthcare Series 2019A, Rev., 4.00%, 12/1/2037	1,250	1,461

		9,913

Other Revenue — 1.1%

Copper Ridge Metropolitan District

Rev., 4.00%, 12/1/2029	1,000	1,057

Rev., 5.00%, 12/1/2039	1,000	1,083

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Painted Prairie Public Improvement Authority

Rev., 4.00%, 12/1/2029	1,000	1,038

Rev., 5.00%, 12/1/2039	2,500	2,677

		5,855

Utility — 0.0% (f)

Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	90	100

Total Colorado		46,772

Connecticut — 1.4%

Education — 0.8%

Connecticut State Health and Educational Facilities Authority, Mary Wade Home Issue

Series A-1, Rev., 5.00%, 10/1/2029 (c)	400	453

Series A-1, Rev., 4.50%, 10/1/2034 (c)	2,350	2,584

Series A-1, Rev., 5.00%, 10/1/2039 (c)	1,000	1,114

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	206

		4,357

General Obligation — 0.2%

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,257

Hospital — 0.1%

Connecticut State Health and Educational Facilities Authority, The Griffin Hospital Issue Series G-1, Rev., 5.00%, 7/1/2034 (c)	225	276

Other Revenue — 0.3%

Town of Hamden, Whitney Center Project Rev., 5.00%, 1/1/2030	1,500	1,706

Total Connecticut		7,596

Delaware — 0.2%

Housing — 0.0% (f)

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	140	143

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	824

Total Delaware		967

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 0.2%

Education — 0.2%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	650	816

Other Revenue — 0.0% (f)

District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	200	229

Total District of Columbia		1,045

Florida — 8.8%

Education — 4.9%

Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project

Series A, Rev., 5.00%, 12/15/2029	405	464

Series A, Rev., 5.00%, 12/15/2039	1,775	1,995

Capital Trust Agency, Inc., Franklin Academy Project

Rev., 4.00%, 12/15/2025 (c)	300	327

Rev., 5.00%, 12/15/2026 (c)	300	345

Rev., 5.00%, 12/15/2027 (c)	330	377

Rev., 5.00%, 12/15/2028 (c)	345	392

Rev., 5.00%, 12/15/2029 (c)	365	412

Rev., 5.00%, 12/15/2030 (c)	510	572

Rev., 5.00%, 12/15/2035 (c)	1,080	1,191

Rev., 5.00%, 12/15/2040 (c)	1,200	1,312

Capital Trust Agency, Inc., Imagine School at Land O’Lakes Project

Series 2020A, Rev., 3.00%, 12/15/2029 (c)	420	441

Series 2020A, Rev., 5.00%, 12/15/2039 (c)	640	766

County of Lake, Imagine South Lake Charter School Project

Series A, Rev., 5.00%, 1/15/2029 (c)	500	571

Series A, Rev., 5.00%, 1/15/2039 (c)	550	625

Series A, Rev., 5.00%, 1/15/2049 (c)	825	925

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (c)	400	463

Rev., 5.00%, 4/1/2039 (c)	900	1,041

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 4.00%, 12/15/2029 (c)	260	294

Series A, Rev., 5.00%, 12/15/2034 (c)	525	639

Series A, Rev., 5.00%, 12/15/2039 (c)	305	366

Florida Development Finance Corp., Pepin Academies of Pasco County, Inc. Project Series 2020A, Rev., 5.00%, 1/1/2040 (c)	2,430	2,639

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 5.00%, 3/1/2034	385	485

Rev., 5.00%, 3/1/2035	1,165	1,464

Rev., 5.00%, 3/1/2036	1,230	1,541

Rev., 5.00%, 3/1/2037	1,130	1,413

Rev., 5.00%, 3/1/2044	2,000	2,459

Florida Higher Educational Facilities Financial Authority, St. Leo University Project Series 2019, Rev., 5.00%, 3/1/2039	750	891

Lakeland Educational Facilities, Southern College Project Series 2012A, Rev., 5.00%, 9/1/2025	500	545

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (c)	1,060	1,165

		26,120

Hospital — 0.3%

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	636

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,218

		1,854

Industrial Development Revenue/Pollution Control Revenue — 1.8%

Lee County Industrial Development Authority, Shell Point/Waterside Health Project Rev., 5.00%, 11/15/2039	1,340	1,621

Polk County Industrial Development Authority, Retirement Facilities, Carpenter’s Home Estates

Series 2019A, Rev., 5.00%, 1/1/2029	440	511

Series 2019A, Rev., 5.00%, 1/1/2039	400	456

Seminole County Industrial Development Authority, Legacy Pointe at UCF Project

Series 2019B-2, Rev., 3.75%, 11/15/2025	2,000	2,027

Series 2019B-1, Rev., 4.25%, 11/15/2026	2,000	2,027

Series 2019A, Rev., 5.00%, 11/15/2029	1,000	1,053

Series 2019A, Rev., 5.25%, 11/15/2039	2,000	2,102

		9,797

Other Revenue — 0.4%

City of Venice, Village on the Isle Project

Rev., 5.00%, 1/1/2037	1,000	1,158

Rev., 5.00%, 1/1/2047	1,000	1,138

		2,296

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (f)

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2024 (d)	70	75

Transportation — 0.7%

County of Broward, Airport System Series 2019A, Rev., AMT, 4.00%, 10/1/2044	3,000	3,515

Utility — 0.7%

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2024	130	139

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 4/2/2022 (b)	1,000	1,008

Series 2018C, Rev., VRDO, 6.25%, 4/2/2022 (b)	1,000	1,000

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project

Rev., 5.00%, 7/1/2029	625	756

Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	719

		3,649

Total Florida		47,306

Georgia — 0.2%

Hospital — 0.1%

Glynn-Brunswick Memorial Hospital Authority, Health System Project Rev., 4.00%, 8/1/2036	375	445

Housing — 0.0% (f)

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., AMT, 4.00%, 12/1/2029	10	10

Other Revenue — 0.0% (f)

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	287

Transportation — 0.1%

City of Atlanta, Airport Series 2012C, Rev., 5.00%, 1/1/2042	500	531

Total Georgia		1,273

Idaho — 0.0% (f)

Education — 0.0% (f)

Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project Series A, Rev., 4.63%, 7/1/2029 (c)	180	201

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 6.3%

Education — 0.6%

Illinois Finance Authority, University of Illinois, Champaign Project

Series 2019A, Rev., 5.00%, 10/1/2036	300	386

Series 2019A, Rev., 5.00%, 10/1/2037	400	513

Series 2019A, Rev., 5.00%, 10/1/2038	400	511

Series 2019A, Rev., 5.00%, 10/1/2039	350	446

Series 2019A, Rev., 5.00%, 10/1/2044	1,000	1,261

		3,117

General Obligation — 2.4%

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	600	735

Metropolitan Water Reclamation District of Greater Chicago Series C, GO, 5.25%, 12/1/2027	50	65

State of Illinois

Series 2012, GO, 4.13%, 3/1/2028	170	178

Series 2017A, GO, 4.00%, 12/1/2033	5,000	5,712

State of Illinois, Rebuild Illinois Program Series 2019B, GO, 4.00%, 11/1/2035	5,000	5,839

		12,529

Hospital — 0.8%

Upper Illinois River Valley Development Authority, Morris Hospital

Series 2018, Rev., 5.00%, 12/1/2027	1,145	1,384

Series 2018, Rev., 5.00%, 12/1/2028	1,050	1,289

Series 2018, Rev., 5.00%, 12/1/2029	875	1,069

Series 2018, Rev., 5.00%, 12/1/2033	250	301

Series 2018, Rev., 5.00%, 12/1/2034	20	24

		4,067

Housing — 0.9%

Illinois Finance Authority, Lutheran Life Communities Obligated Group

Series 2019A, Rev., 5.00%, 11/1/2029	1,590	1,811

Series 2019A, Rev., 5.00%, 11/1/2030	1,940	2,201

Series 2019A, Rev., 5.00%, 11/1/2035	900	1,010

		5,022

Other Revenue — 1.0%

Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series 2012B, Rev., 5.00%, 12/15/2028	1,610	1,730

Sales Tax Securitization Corp., Second Lien

Series 2020A, Rev., 5.00%, 1/1/2037	1,800	2,345

Series 2020A, Rev., 4.00%, 1/1/2040	1,095	1,291

		5,366

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (f)

Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2024 (d)	150	156

Transportation — 0.6%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	609

Illinois State Toll Highway Authority Series A, Rev., 4.00%, 1/1/2037	2,000	2,395

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	302

		3,306

Water & Sewer — 0.0% (f)

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	195

Total Illinois		33,758

Indiana — 2.1%

Education — 0.5%

City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,583

Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044	1,090	1,216

		2,799

Hospital — 0.4%

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2035	665	845

Series A, Rev., 4.00%, 11/1/2036	235	272

Series A, Rev., 4.00%, 11/1/2037	330	379

Series A, Rev., 4.00%, 11/1/2038	340	390

Series A, Rev., 4.00%, 11/1/2039	360	412

		2,298

Housing — 0.0% (f)

Indiana Housing and Community Development Authority, Home First Mortgage

Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	25	26

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	10	10

		36

Other Revenue — 0.9%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2036	870	996

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series B, Rev., 4.00%, 7/1/2037	905	1,034

Series B, Rev., 4.00%, 7/1/2038	940	1,071

Series B, Rev., 4.00%, 7/1/2039	750	852

Series B, Rev., 4.00%, 7/1/2040	500	566

		4,519

Utility — 0.2%

Indiana Finance Authority, Marquette Project Series A, Rev., 5.00%, 3/1/2030	1,000	1,142

Water & Sewer — 0.1%

Indiana State Finance Authority, Wastewater Utility, First Lien Series 2101A, Rev., 5.25%, 10/1/2031	250	267

Total Indiana		11,061

Iowa — 0.6%

Education — 0.1%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	590

Housing — 0.2%

Iowa Finance Authority, Northcrest Inc. Project

Series 2018A, Rev., 5.00%, 3/1/2028	890	1,003

Series 2018A, Rev., 5.00%, 3/1/2038	250	278

		1,281

Utility — 0.3%

Iowa Finance Authority, Phs Council Bluffs, Inc. Project

Rev., 3.95%, 8/1/2023	150	154

Rev., 4.45%, 8/1/2028	250	265

Rev., 5.00%, 8/1/2033	485	522

Rev., 5.00%, 8/1/2038	370	395

		1,336

Total Iowa		3,207

Kansas — 0.5%

Hospital — 0.5%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	576

Series A, Rev., 5.00%, 5/15/2039	850	968

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series 2018 I, Rev., 5.00%, 5/15/2033	500	564

Series I, Rev., 5.00%, 5/15/2038	500	560

		2,668

Total Kansas		2,668

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 0.3%

Hospital — 0.3%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	1,083

Series 2016A, Rev., 5.00%, 2/1/2040	500	575

		1,658

Total Kentucky		1,658

Louisiana — 0.8%

Education — 0.6%

Louisiana Public Facilities Authority, Young Audiences Charter School Project

Series A, Rev., 5.00%, 4/1/2030 (c)	525	579

Series A, Rev., 5.00%, 4/1/2039 (c)	1,425	1,532

Series A, Rev., 5.00%, 4/1/2049 (c)	1,135	1,204

		3,315

Hospital — 0.1%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	609

Housing — 0.0% (f)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

Transportation — 0.1%

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	296

Total Louisiana		4,260

Maine — 0.0% (f)

Prerefunded — 0.0% (f)

Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2025 (d)	25	28

Maryland — 0.7%

Education — 0.7%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (c)	1,500	1,743

Maryland Economic Development Corp., Bowie State University Project

Rev., 4.00%, 7/1/2040	300	343

Rev., 4.00%, 7/1/2050	1,500	1,689

		3,775

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (f)

Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020 (d)	40	41

Total Maryland		3,816

Massachusetts — 1.9%

Education — 1.0%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	618

Rev., 5.00%, 1/1/2038	405	499

Rev., 5.00%, 1/1/2043	500	610

Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	594

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2036	450	571

Rev., 5.00%, 7/1/2037	605	767

Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	1,124

Massachusetts State College Building Authority Series B, Rev., AGC, 5.50%, 5/1/2028	350	445

		5,228

Other Revenue — 0.7%

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (c)	2,000	2,157

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	1,040

Rev., 4.00%, 10/1/2039	500	547

Rev., 5.00%, 10/1/2039	250	289

		4,033

Transportation — 0.2%

Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	409

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	580

		989

Water & Sewer — 0.0% (f)

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	146

Total Massachusetts		10,396

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 3.0%

Education — 0.2%

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	861

General Obligation — 0.3%

City of Detroit

GO, 5.00%, 4/1/2035	500	583

GO, 5.00%, 4/1/2036	500	582

GO, 5.00%, 4/1/2037	500	580

		1,745

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Kentwood Economic Development Corp., Holland Home Obligated Group Rev., 5.00%, 11/15/2032	1,390	1,645

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	40	41

		1,686

Other Revenue — 0.6%

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 5.00%, 11/15/2034	1,900	2,240

Rev., 5.00%, 11/15/2043	750	870

		3,110

Transportation — 0.1%

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	428

Utility — 1.5%

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 5.00%, 5/15/2032	2,000	2,331

Rev., 5.00%, 5/15/2037	1,230	1,419

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,892

Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Project Rev., 5.00%, 11/15/2034	1,280	1,544

		8,186

Total Michigan		16,016

Minnesota — 0.7%

Hospital — 0.2%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	875

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.5%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	791

City of Wayzata, Folkestone Senior Living Community

Rev., 5.00%, 8/1/2032	100	114

Rev., 5.00%, 8/1/2033	200	228

Rev., 5.00%, 8/1/2035	200	227

Rev., 3.75%, 8/1/2036	250	268

Rev., 3.75%, 8/1/2037	500	535

Rev., 4.00%, 8/1/2038	350	377

Rev., 4.00%, 8/1/2039	250	269

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	4	4

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	70	71

Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	5	5

		2,889

Total Minnesota		3,764

Mississippi — 0.6%

Hospital — 0.5%

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series A, Rev., 4.00%, 1/1/2039	1,250	1,443

Series A, Rev., 4.00%, 1/1/2040	1,000	1,151

		2,594

Other Revenue — 0.1%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., GTD, 5.25%, 1/1/2030	160	215

Series 2010A, Rev., GTD, 5.25%, 1/1/2034	100	139

		354

Total Mississippi		2,948

Missouri — 1.9%

Education — 0.6%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	638

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,163

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,141

		2,942

General Obligation — 0.0% (f)

Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	261

Housing — 0.0% (f)

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	30	31

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	20	20

		51

Industrial Development Revenue/Pollution Control Revenue — 0.1%

St. Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	739

Other Revenue — 1.1%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019C, Rev., 4.00%, 2/1/2032	390	448

Series 2019C, Rev., 4.00%, 2/1/2033	865	987

Series 2019C, Rev., 4.00%, 2/1/2034	1,000	1,138

Series 2019C, Rev., 5.00%, 2/1/2042	2,500	3,101

		5,674

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	487

Total Missouri		10,154

Montana — 0.1%

General Obligation — 0.1%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	375

Housing — 0.0% (f)

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	110	115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (f)

City of Billings, Airport Series 2010A, Rev., AMT, 5.00%, 7/1/2020	100	101

Total Montana		591

Nebraska — 0.4%

Hospital — 0.4%

Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Obligated Group

Series 2019A, Rev., 4.00%, 1/1/2034	1,000	1,135

Series 2019A, Rev., 4.00%, 1/1/2037	1,000	1,130

		2,265

Total Nebraska		2,265

Nevada — 0.1%

Other Revenue — 0.0% (f)

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (c)	215	220

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	428

Total Nevada		648

New Hampshire — 0.3%

Education — 0.0% (f)

City of Manchester, School Facilities Rev., NATL-RE, 5.50%, 6/1/2027	100	130

Housing — 0.0% (f)

New Hampshire Housing Finance Authority, Single Family Mortgage Series 2011A, Rev., AMT, 5.25%, 7/1/2028	15	16

Utility — 0.3%

New Hampshire Business Finance Authority, The Vista Project

Series A, Rev., 5.25%, 7/1/2039 (c)	200	221

Series A, Rev., 5.63%, 7/1/2046 (c)	1,000	1,117

		1,338

Total New Hampshire		1,484

New Jersey — 4.8%

Education — 1.4%

New Jersey Economic Development Authority, School Facilities Construction Series EEE, Rev., 5.00%, 6/15/2043	4,000	4,895

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 2018A, Rev., AMT, 3.75%, 12/1/2031	750	849

Series 2018A, Rev., AMT, 4.00%, 12/1/2032	400	461

Series A, Rev., AMT, 4.00%, 12/1/2033	500	575

Series 2018A, Rev., AMT, 4.00%, 12/1/2034	300	344

Series A, Rev., AMT, 4.00%, 12/1/2035	200	229

		7,353

Hospital — 0.3%

New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,750

Industrial Development Revenue/Pollution Control Revenue — 1.0%

New Jersey Economic Development Authority, Black House EHT Urban Renewal LLC Project Series 2019A, Rev., 5.00%, 10/1/2039 (c)	2,000	2,068

New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project

Series 2018A, Rev., 5.13%, 11/1/2029 (c)	210	235

Series 2018-A, Rev., 6.25%, 11/1/2038 (c)	525	620

New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033 (c)	1,000	1,107

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	1,200	1,399

		5,429

Transportation — 1.5%

New Jersey Economic Development Authority, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	444

New Jersey Economic Development Authority, Transit Transportation Project

Series 2020A, Rev., 4.00%, 11/1/2037	1,500	1,746

Series 2020A, Rev., 4.00%, 11/1/2038	750	870

Series 2020A, Rev., 4.00%, 11/1/2039	2,000	2,313

New Jersey Transportation Trust Fund Authority Series 2019BB, Rev., 4.00%, 6/15/2036	1,000	1,156

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,492

		8,021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.6%

New Jersey Economic Development Authority, White Horse HMT Urban Renewal LLC Project Rev., 5.00%, 1/1/2040 (c)	3,000	3,070

Total New Jersey		25,623

New Mexico — 0.6%

Housing — 0.0% (f)

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series 2011B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	60	61

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	10	10

		71

Other Revenue — 0.2%

City of Santa Fe, El Castillo Retirement Residences Project Series 2019A, Rev., 5.00%, 5/15/2034	650	756

Utility — 0.4%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series A, Rev., 5.00%, 7/1/2033	360	425

Series A, Rev., 5.00%, 7/1/2034	375	442

Series A, Rev., 5.00%, 7/1/2039	1,225	1,436

		2,303

Total New Mexico		3,130

New York — 3.5%

Education — 1.7%

Build Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (c)	500	588

Series 2018A, Rev., 5.13%, 5/1/2038 (c)	250	295

New York State Dormitory Authority, Montefiore Obligated Group

Series 2020A, Rev., AGM, 3.00%, 9/1/2050	1,850	1,985

Series 2020A, Rev., 4.00%, 9/1/2050	3,600	4,172

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	370

Rev., 5.00%, 1/1/2038	200	246

Rev., 5.00%, 1/1/2043	500	611

Yonkers Economic Development Corp., Charter School of Educational Excellence Project

Series 2019A, Rev., 4.00%, 10/15/2029	200	225

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series 2019A, Rev., 5.00%, 10/15/2039	315	371

		8,863

Hospital — 0.2%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	1,082

Housing — 0.1%

Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Series 2019, Rev., 5.00%, 7/1/2042	365	428

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Monroe County Industrial Development Corp., St. Anns Community Project

Rev., 4.00%, 1/1/2030	2,000	2,212

Rev., 5.00%, 1/1/2040	2,145	2,426

Suffolk County Economic Development Corp., Peconic Landing at Southold Project, Inc. Rev., 5.00%, 12/1/2029 (e)	750	871

		5,509

Other Revenue — 0.2%

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	758

New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series 2005B, Rev., 5.50%, 10/15/2030 (d)	390	558

		1,316

Prerefunded — 0.1%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series BB, Rev., 5.25%, 6/15/2044 (d)	250	271

New York City Water and Sewer System Series 2011EE, Rev., 5.38%, 6/15/2043 (d)	290	300

		571

Transportation — 0.2%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	500	568

Rev., AMT, 5.00%, 1/1/2036	375	463

		1,031

Water & Sewer — 0.0% (f)

New York City Water and Sewer System Series EE, Rev., 5.38%, 6/15/2043	150	155

Total New York		18,955

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 0.6%

Hospital — 0.6%

North Carolina Medical Care Commission, Retirement Facilities First Mortgage

Series 2019A, Rev., 5.00%, 1/1/2029	560	674

Series 2019A, Rev., 5.00%, 1/1/2030	655	787

Series 2019A, Rev., 5.00%, 1/1/2031	625	749

North Carolina Medical Care Commission, Retirement Facilities First Mortgage, Davidson Project Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,150

		3,360

Total North Carolina		3,360

North Dakota — 0.1%

Housing — 0.0% (f)

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2012A, Rev., 3.75%, 7/1/2042	50	52

Utility — 0.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	212

Total North Dakota		264

Ohio — 4.4%

Education — 2.5%

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	590

Rev., 5.00%, 12/1/2033	270	314

Rev., 5.00%, 12/1/2038	685	786

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project

Rev., 5.00%, 11/1/2034	2,875	3,467

Rev., 5.00%, 11/1/2039	4,890	5,826

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,390

		13,373

General Obligation — 0.1%

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement

GO, NATL-RE, 5.25%, 12/1/2025	185	230

Greene County Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	58

		288

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.7%

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	444

County of Ross, Adena Health System Rev., 5.00%, 12/1/2039	1,000	1,269

County of Warren, Otterbein Homes

Series A, Rev., 4.00%, 7/1/2037	1,000	1,154

Series A, Rev., 4.00%, 7/1/2039	500	574

Franklin County Health Care Improvement, Presbyterian Services Series 2010A, Rev., 5.00%, 7/1/2020	100	100

		3,541

Housing — 0.0% (f)

Ohio Housing Finance Agency, Single Family Mortgage Series 2011 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	20	20

Other Revenue — 0.7%

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	3,210	3,677

Transportation — 0.4%

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,191

Rev., 5.25%, 12/1/2038	500	597

Rev., 5.50%, 12/1/2043	500	601

		2,389

Total Ohio		23,288

Oklahoma — 0.9%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,227

Transportation — 0.6%

Oklahoma Development Finance Authority (The), Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	2,380	2,396

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	346

Series A, Rev., AMT, 5.00%, 6/1/2025	420	487

		3,229

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	233

Total Oklahoma		4,689

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.4%

General Obligation — 0.1%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	202

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	28

		230

Hospital — 0.3%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	250

Series 2018A, Rev., 5.00%, 5/15/2043	310	349

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,189

		1,788

Housing — 0.0% (f)

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	25	26

Prerefunded — 0.0% (f)

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/1/2031 (d)	105	112

Total Oregon		2,156

Pennsylvania — 9.1%

Education — 1.3%

Allegheny County Higher Education Building Authority, Duquesne University Series 2011A, Rev., 5.00%, 3/1/2020	160	160

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	200	205

Rev., 5.00%, 5/1/2029	650	792

Rev., 5.00%, 5/1/2039	1,100	1,298

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	275	353

Rev., 4.00%, 4/1/2035	205	239

Rev., 4.00%, 4/1/2036	520	604

Rev., 4.00%, 4/1/2037	545	632

Rev., 4.00%, 4/1/2038	695	803

Rev., 4.00%, 4/1/2039	725	835

Philadelphia Authority for Industrial Development, Independence Charter School

Rev., 4.00%, 6/15/2029	360	380

Rev., 5.00%, 6/15/2039	500	544

		6,845

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 2.6%

Aliquippa School District

GO, 3.75%, 12/1/2033	2,000	2,270

GO, 3.88%, 12/1/2037	1,250	1,414

Allentown City School District

Series C, GO, 4.00%, 2/1/2034	1,580	1,853

Series B, GO, 5.00%, 2/1/2034	1,300	1,665

Series C, GO, 4.00%, 2/1/2035	1,000	1,171

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,433

West Mifflin School District

GO, 3.00%, 4/1/2034	1,000	1,077

GO, 3.00%, 4/1/2038	1,400	1,492

Wilkes-Barre Area School District

Series 2019, GO, 3.50%, 4/15/2038	370	412

Series 2019, GO, 3.50%, 4/15/2039	230	255

Series 2019, GO, 3.75%, 4/15/2044	1,000	1,122

		14,164

Hospital — 2.2%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	574

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 4.00%, 7/15/2037	2,000	2,375

Berks County Industrial Development Authority, Healthcare Facilities

Rev., 5.00%, 5/15/2033	500	579

Series 2017A, Rev., 5.00%, 5/15/2037	250	296

Rev., 5.00%, 5/15/2038	500	577

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	1,231

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project

Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,001

Series 2019A, Rev., 5.00%, 6/15/2032	545	641

Series 2019A, Rev., 5.00%, 6/15/2033	570	669

Series 2019A, Rev., 5.00%, 6/15/2038	1,110	1,290

Lancaster County Hospital Authority, Saint Anne’s Retirement Community, Incorporated Project

Rev., 5.00%, 3/1/2040	250	292

Rev., 5.00%, 3/1/2045	500	578

Rev., 5.00%, 3/1/2050	500	576

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	849

		11,528

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.0% (f)

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	20	20

Industrial Development Revenue/Pollution Control Revenue — 1.2%

Bucks County Industrial Development Authority, St. Luke’s University Health Network Project Rev., 4.00%, 8/15/2044	2,475	2,797

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	70	82

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2034	170	193

Series 2019, Rev., 4.00%, 12/1/2035	175	198

Series 2019, Rev., 4.00%, 12/1/2036	175	198

Series 2019, Rev., 4.00%, 12/1/2037	100	113

Series 2019, Rev., 4.00%, 12/1/2038	100	113

Series 2019, Rev., 5.00%, 12/1/2044	350	418

Series 2019, Rev., 5.00%, 12/1/2049	500	595

Northampton County Industrial Development Authority, Morningstar Senior Living, Inc. Project Rev., 5.00%, 11/1/2039	1,000	1,150

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (c)	700	760

		6,617

Other Revenue — 1.2%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (c)	250	304

Rev., 5.00%, 5/1/2042 (c)	250	297

Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group

Rev., 3.00%, 1/1/2024	1,000	1,018

Rev., 3.38%, 1/1/2029	4,545	4,670

		6,289

Prerefunded — 0.1%

Allegheny County Airport Authority, Pittsburgh International Airport Series 2012A-1, Rev., 5.00%, 1/1/2026 (d)	350	375

Utility — 0.5%

Franklin County Industrial Development Authority, Haven Inc. Project

Rev., 5.00%, 12/1/2029	195	222

Rev., 5.00%, 12/1/2039	385	430

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Rev., 5.00%, 12/1/2049	500	553

Lancaster Industrial Development Authority, Willow Valley Communities Project Rev., 5.00%, 12/1/2044	1,425	1,701

		2,906

Total Pennsylvania		48,744

Rhode Island — 0.1%

Education — 0.0% (f)

Rhode Island Student Loan Authority, Senior Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	117

Transportation — 0.1%

Rhode Island Commerce Corp. Series B, Rev., 5.00%, 7/1/2022	250	272

Total Rhode Island		389

South Carolina — 1.6%

Education — 1.0%

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project

Series A, Rev., 4.00%, 12/1/2029 (c)	1,130	1,281

Series A, Rev., 5.00%, 12/1/2034 (c)	1,405	1,708

Series A, Rev., 5.00%, 12/1/2039 (c)	1,795	2,149

		5,138

Industrial Development Revenue/Pollution Control Revenue — 0.5%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,668

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project

Series 2020A, Rev., 5.00%, 11/15/2028	210	247

Series 2020A, Rev., 5.00%, 11/15/2029	110	130

Series 2020A, Rev., 5.00%, 11/15/2042	580	661

		2,706

Other Revenue — 0.1%

South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community Series 2019A, Rev., 4.00%, 4/1/2034	605	691

Total South Carolina		8,535

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Dakota — 0.1%

Education — 0.1%

South Dakota Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	580

Housing — 0.0% (f)

South Dakota Housing Development Authority, Homeownership Mortgage Series 2012A, Rev., AMT, 4.50%, 5/1/2031	45	47

Total South Dakota		627

Tennessee — 1.6%

Hospital — 1.4%

Chattanooga Health Educational & Housing Facility Board, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,154

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.00%, 10/1/2029	1,350	1,392

Series 2019A, Rev., 5.50%, 10/1/2034	2,850	3,000

Series 2019A, Rev., 5.75%, 10/1/2054	1,000	1,037

Series 2019A, Rev., 5.75%, 10/1/2059	1,000	1,024

		7,607

Housing — 0.2%

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

Rev., 4.50%, 6/1/2028 (c)	500	555

Rev., 5.13%, 6/1/2036 (c)	425	491

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	25	26

Series 1A, Rev., AMT, 4.50%, 1/1/2038	65	67

		1,139

Total Tennessee		8,746

Texas — 4.4%

Education — 3.2%

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	450	500

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,154

Danbury Higher Education Authority, Inc., Golden Rule Schools, Inc. Series 2019A, Rev., 5.00%, 8/15/2039	3,000	3,200

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

New Hope Cultural Education Facilities Finance Corp. Series 2020A, Rev., 5.00%, 1/1/2030	1,075	1,237

New Hope Cultural Education Facilities Finance Corp., Beta Academy

Series A, Rev., 3.38%, 8/15/2029 (c)	300	308

Series A, Rev., 4.00%, 8/15/2029 (c)	330	364

Series A, Rev., 5.00%, 8/15/2039 (c)	1,035	1,152

Series A, Rev., 5.00%, 8/15/2049 (c)	670	716

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,071

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Series 2020A, Rev., 5.00%, 1/1/2035	865	987

Series 2020A, Rev., 5.00%, 1/1/2040	790	894

Series 2020A, Rev., 5.00%, 1/1/2055	2,000	2,246

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,123

New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. Project

Rev., 4.00%, 1/1/2029	300	320

Rev., 5.00%, 1/1/2039	205	226

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	150	157

Rev., 5.00%, 6/15/2033	150	159

Rev., 5.00%, 6/15/2038	250	264

Permanent University Fund — Texas A&M University System

Series B, Rev., 5.25%, 7/1/2028	140	188

Series B, Rev., 5.25%, 7/1/2030	395	553

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	194

		17,013

General Obligation — 0.1%

North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	257

Hospital — 0.2%

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	1,008

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.3%

New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas Series A-1, Rev., 5.00%, 12/1/2039	1,420	1,606

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	25	26

		1,632

Other Revenue — 0.2%

City of Temple, Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (c)	940	1,072

Transportation — 0.0% (f)

Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	179

Utility — 0.2%

Matagorda County Navigation District No. 1, Central Power and Light Co. Project Rev., 2.60%, 11/1/2029	1,000	1,081

Water & Sewer — 0.2%

City of Houston, Combined Utility System, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2027 (d)	30	28

Texas Water Development Board, State Water Implementation Series 2019A, Rev., 4.00%, 10/15/2044	900	1,074

		1,102

Total Texas		23,344

Utah — 1.3%

Education — 0.7%

Utah Charter School Finance Authority

Series A, Rev., 4.00%, 4/15/2032	250	295

Series A, Rev., 4.00%, 4/15/2033	260	304

Series A, Rev., 5.00%, 4/15/2034	235	302

Series A, Rev., 5.00%, 4/15/2039	700	888

Utah Charter School Finance Authority, Mountain West Montessori Academy Project

Series 2020A, Rev., 3.13%, 6/15/2029 (c)	750	762

Series 2020A, Rev., 5.00%, 6/15/2039 (c)	475	539

Series 2020A, Rev., 5.00%, 6/15/2049 (c)	825	920

		4,010

Other Revenue — 0.1%

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	48

Series 2006C, Rev., AGM, 5.25%, 6/15/2032	450	628

		676

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.5%

Utah Infrastructure Agency

Rev., 4.00%, 10/15/2033	500	559

Rev., 4.00%, 10/15/2036	500	558

Rev., 4.00%, 10/15/2039	700	771

Rev., 4.00%, 10/15/2042	475	520

		2,408

Total Utah		7,094

Vermont — 0.1%

Education — 0.1%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	200	220

Series A, Rev., AMT, 4.00%, 6/15/2033	250	275

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	219

		714

Total Vermont		714

Virginia — 3.9%

Education — 0.2%

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	834

Hospital — 1.2%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 4.00%, 7/1/2035	1,000	1,193

Rev., 4.00%, 7/1/2036	1,175	1,385

Rev., 4.00%, 7/1/2037	1,205	1,417

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020A, Rev., 5.00%, 7/1/2047 (e)	1,550	2,434

		6,429

Housing — 0.8%

Norfolk Redevelopment and Housing Authority, Harbors Edge Project

Series 2019B, Rev., 4.00%, 1/1/2025	2,000	2,001

Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,109

Series 2019A, Rev., 4.38%, 1/1/2039	1,250	1,355

		4,465

Industrial Development Revenue/Pollution Control Revenue — 1.1%

Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living

Series 2019A, Rev., 4.75%, 9/1/2029	1,000	1,066

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Series 2019A, Rev., 5.00%, 9/1/2034	2,000	2,128

Roanoke Economic Development Authority, Richfield Living

Rev., 4.30%, 9/1/2030	770	783

Rev., 5.00%, 9/1/2040	1,640	1,708

		5,685

Prerefunded — 0.0% (f)

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2011A, Rev., 5.00%, 11/1/2025 (d)	70	75

Utility — 0.6%

Fredericksburg Economic Development Authority, Stadium Project

Series B, Rev., 6.13%, 9/1/2029 (c)	2,000	2,075

Series B, Rev., 7.00%, 9/1/2044 (c)	1,000	1,051

		3,126

Total Virginia		20,614

Washington — 2.5%

General Obligation — 0.5%

Pend Oreille County, Public Hospital District No. 1

GO, 5.00%, 12/1/2033	1,000	1,195

GO, 5.00%, 12/1/2038	1,255	1,485

		2,680

Hospital — 0.2%

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,154

Housing — 0.9%

Washington State Housing Finance Commission, Homeownership Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	20	20

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (c)	965	1,060

Series 2018A, Rev., 5.00%, 7/1/2038 (c)	825	910

Washington State Housing Finance Commission, Transforming Age Projects

Series 2019A, Rev., 5.00%, 1/1/2034 (c)	745	873

Series 2019A, Rev., 5.00%, 1/1/2039 (c)	1,495	1,733

		4,596

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.3%

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (c)	535	576

Rev., 5.00%, 7/1/2033 (c)	535	597

Rev., 5.00%, 7/1/2038 (c)	300	331

		1,504

Utility — 0.6%

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	2,605	3,160

Total Washington		13,094

West Virginia — 0.6%

Hospital — 0.6%

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.

Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,583

Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,766

		3,349

Total West Virginia		3,349

Wisconsin — 5.0%

Education — 3.9%

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	300	308

Rev., 5.00%, 10/1/2033	775	891

Public Finance Authority, Coral Academy of Sciences

Series 2019A, Rev., 5.00%, 6/1/2029 (c)	370	422

Series 2019A, Rev., 5.00%, 6/1/2039 (c)	710	790

Public Finance Authority, Minnesota College of Osteopathic Medicine

Series 2019A-1, Rev., 5.50%, 12/1/2048 (c)	17	17

Series 2019A-2, Rev., 7.25%, 12/1/2048 (c)	46	46

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	195

Rev., 5.00%, 6/15/2028	505	622

Rev., 5.00%, 6/15/2034	215	265

Rev., 5.00%, 6/15/2039	390	473

Rev., 5.00%, 6/15/2049	1,000	1,194

Public Finance Authority, Roseman University of Health Sciences Project

Rev., 5.00%, 4/1/2030 (c) (e)	500	625

Rev., 5.00%, 4/1/2040 (c) (e)	1,155	1,402

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 4/1/2050 (c) (e)	1,000	1,196

Public Finance Authority, Ultimate Medical Academy Project

Series 2019A, Rev., 5.00%, 10/1/2028 (c)	2,000	2,384

Series 2019A, Rev., 5.00%, 10/1/2029 (c)	1,850	2,232

Series 2019A, Rev., 5.00%, 10/1/2034 (c)	500	598

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (c)	545	581

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	500	537

Series 2019A, Rev., 5.00%, 6/15/2049 (c)	1,100	1,173

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin Rev., 4.00%, 2/1/2045 (e)	675	772

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System

Series 2019A, Rev., 5.00%, 11/1/2026	355	405

Series 2019A, Rev., 5.00%, 11/1/2027	370	427

Series 2019A, Rev., 5.00%, 11/1/2028	470	543

Series 2019A, Rev., 5.00%, 11/1/2029	315	363

Series 2019A, Rev., 5.00%, 11/1/2030	515	590

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500	1,571

		20,622

Hospital — 0.2%

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	181

Series A, Rev., 5.00%, 7/1/2044	210	251

Series A, Rev., 5.00%, 7/1/2049	750	895

		1,327

Other Revenue — 0.9%

Public Finance Authority Rev., 4.25%, 10/1/2038 (c)	2,000	2,058

Public Finance Authority, Cedars Obligated Group Rev., 4.25%, 5/1/2029 (c)	1,000	1,030

Public Finance Authority, The Evergreens Obligated Group Rev., 5.00%, 11/15/2044	1,565	1,831

		4,919

Total Wisconsin		26,868

Total Municipal Bonds (Cost $475,518)		506,687

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — 0.0% (f)

Oil, Gas & Consumable Fuels — 0.0% (f)

Southcross Holdco Equity ‡ (Cost $12)	—	(g)	3

Short-Term Investments — 8.4%

Investment Companies — 8.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (h) (i) (Cost $44,883)	44,883		44,883

Total Investments — 103.1% (Cost $520,413)			551,573
Liabilities in Excess of Other Assets — (3.1)%			(16,817)

NET ASSETS — 100.0%			534,756

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COP	Certificate of Participation
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.1% (a)

Alabama — 0.5%

Utility — 0.5%

The Lower Alabama Gas District, Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,318

Alaska — 0.3%

Housing — 0.3%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	695	737

Arizona — 2.7%

Education — 0.7%

University of Arizona (The), Stimulus Plan for Economic and Educational Development

Series 2020A, Rev., 5.00%, 8/1/2025	250	305

Series 2020A, Rev., 5.00%, 8/1/2026	700	876

Series 2020A, Rev., 5.00%, 8/1/2027	750	964

		2,145

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	256

Water & Sewer — 1.9%

City of Scottsdale, Water and Sewer Rev., 5.25%, 7/1/2022	2,645	2,919

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,532

		5,451

Total Arizona		7,852

California — 0.4%

Hospital — 0.2%

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	502

Other Revenue — 0.2%

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	545	579

Total California		1,081

Colorado — 3.4%

Certificate of Participation/Lease — 0.3%

Aspen Fire Protection District

COP, 4.00%, 12/1/2034	200	237

COP, 4.00%, 12/1/2035	225	266

COP, 4.00%, 12/1/2036	350	413

		916

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — 0.7%

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project

Rev., 4.00%, 9/1/2020	450	457

Rev., 5.00%, 9/1/2022	470	516

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 1.56%, 4/1/2020 (b)	970	966

		1,939

General Obligation — 1.4%

Pueblo City Schools District No. 60 GO, 5.00%, 12/15/2031	3,000	4,051

Housing — 1.0%

Colorado Housing and Finance Authority Series 2020B, Rev., 3.75%, 5/1/2050	2,150	2,387

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	295	332

		2,719

Total Colorado		9,625

Connecticut — 3.9%

Education — 1.8%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series 2010A, Rev., 5.25%, 11/15/2023	1,560	1,609

Series A, Rev., 5.25%, 11/15/2024	1,500	1,549

Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250	312

University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250	1,596

		5,066

Hospital — 0.1%

Connecticut State Health and Educational Facilities Authority, Yale New Haven Series B, Rev., 1.80%, 7/1/2024 (c)	225	232

Housing — 2.0%

Connecticut Housing Finance Authority, Home Mortgage Finance Program

Series D-1, Rev., 1.35%, 5/15/2022	175	177

Series D-1, Rev., 1.45%, 5/15/2023	1,020	1,033

Series D-1, Rev., 1.50%, 11/15/2023	1,220	1,238

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series 2020A-1, Rev., 3.50%, 11/15/2045	1,360	1,519

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Series A-1, Rev., 4.00%, 11/15/2045	300	318

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,025	1,107

Subseries A-1, Rev., 4.00%, 11/15/2047	345	372

		5,764

Total Connecticut		11,062

Delaware — 1.0%

Hospital — 1.0%

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,744

Housing — 0.0% (d)

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	165	169

Total Delaware		2,913

District of Columbia — 1.1%

Transportation — 0.4%

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series 2017B, Rev., 5.00%, 7/1/2025	1,000	1,218

Water & Sewer — 0.7%

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	1,500	1,796

Total District of Columbia		3,014

Florida — 8.2%

Certificate of Participation/Lease — 2.7%

Polk County School District Series 2019B, COP, 5.00%, 1/1/2026	515	635

School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,661

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,731

St. Johns County School Board Series 2019A, COP, 5.00%, 7/1/2031	570	754

		7,781

Hospital — 0.9%

Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,280

Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021 (e)	1,100	1,178

		2,458

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.0% (d)

Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	85	86

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	928

Other Revenue — 0.8%

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,296

Utility — 2.1%

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,941

Water & Sewer — 1.4%

Broward County, Water and Sewer Utility Series 2019A, Rev., 5.00%, 10/1/2038	3,000	3,942

Total Florida		23,432

Georgia — 1.2%

Hospital — 0.6%

Columbus Medical Center Hospital Authority, Piedmont Healthcare Series 2019B, Rev., 5.00%, 7/1/2029 (c)	500	649

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	1,040

		1,689

Housing — 0.6%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	565	608

Series B, Rev., 4.00%, 12/1/2047	1,050	1,136

		1,744

Total Georgia		3,433

Guam — 0.3%

Water & Sewer — 0.3%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	419

Rev., 5.00%, 7/1/2024	300	345

		764

Total Guam		764

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 3.7%

General Obligation — 1.8%

Peoria City School District No. 150 Series 2020A, GO, AGM, 4.00%, 12/1/2027	505	592

Will County Forest Preserve District, Limited Tax

GO, 5.00%, 12/15/2035	1,170	1,515

GO, 5.00%, 12/15/2036	1,460	1,885

GO, 4.00%, 12/15/2037	1,000	1,191

		5,183

Hospital — 0.2%

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	440

Housing — 1.1%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	92	94

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	109	111

Illinois Housing Development Authority Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 10/1/2049	1,950	2,176

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	835	895

		3,276

Other Revenue — 0.6%

Southwestern Illinois Development Authority, Southwestern Flood Prevention District Council Project

Rev., 5.00%, 4/15/2026	250	306

Rev., 5.00%, 4/15/2027	365	457

Rev., 5.00%, 4/15/2028	390	500

Rev., 5.00%, 4/15/2029	290	378

		1,641

Total Illinois		10,540

Indiana — 3.6%

Hospital — 0.7%

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	2,021

Housing — 0.5%

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	140	143

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	1,000	1,117

		1,260

Industrial Development Revenue/Pollution Control Revenue — 0.8%

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,281

Other Revenue — 1.1%

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2019F, Rev., 5.00%, 1/1/2037	2,500	3,228

Water & Sewer — 0.5%

Indiana Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series 2012A, Rev., 5.00%, 10/1/2030	1,250	1,377

Total Indiana		10,167

Iowa — 1.1%

Education — 0.5%

Iowa Student Loan Liquidity Corp. Series 2019B, Rev., AMT, 5.00%, 12/1/2029	300	400

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,192

		1,592

Housing — 0.6%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,570	1,678

Total Iowa		3,270

Kentucky — 1.1%

Education — 0.2%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	519

Hospital — 0.9%

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2020C, Rev., 5.00%, 3/10/2020 (c) (f)	2,000	2,501

Total Kentucky		3,020

Louisiana — 0.3%

Housing — 0.0% (d)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	13	13

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.3%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	866

Total Louisiana		879

Maine — 0.5%

Housing — 0.3%

Maine State Housing Authority

Series A-1, Rev., AMT, 4.50%, 11/15/2028	110	114

Series B, Rev., AMT, 4.00%, 11/15/2043	100	103

Series A, Rev., 4.00%, 11/15/2045	605	641

		858

Other Revenue — 0.2%

City of Portland, General Airport Rev., 5.00%, 1/1/2031	370	488

Total Maine		1,346

Maryland — 1.2%

Housing — 0.5%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	1,150	1,249

Other Revenue — 0.7%

County of Baltimore, Mcdonogh School Facility

Series 2019B, Rev., 3.00%, 9/1/2024	320	335

Series 2019B, Rev., 3.00%, 9/1/2025	475	497

County of Baltimore, Riderwood Village, Inc. Project

Rev., 4.00%, 1/1/2032	475	556

Rev., 4.00%, 1/1/2033	600	700

		2,088

Total Maryland		3,337

Massachusetts — 5.1%

Education — 0.8%

Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,053

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,221

		2,274

Housing — 0.6%

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	125	130

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 183, Rev., 3.50%, 12/1/2046	245	258

Series 214, Rev., GNMA/FNMA/FHLMC, 3.75%, 12/1/2049	1,250	1,395

		1,783

Water & Sewer — 3.7%

Massachusetts Clean Water Trust (The), Pool Program Rev., 5.25%, 8/1/2024	3,000	3,586

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	4,040

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,754

		10,380

Total Massachusetts		14,437

Michigan — 0.9%

Education — 0.3%

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	716

Housing — 0.3%

Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	845	900

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	570	572

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	380	388

		960

Total Michigan		2,576

Minnesota — 2.2%

Education — 0.1%

Minnesota Office of Higher Education, Supplemental Student Loan Program Rev., AMT, 5.00%, 11/1/2027 (f)	300	379

General Obligation — 0.0% (d)

State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	37

Hospital — 0.5%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 1.6%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	155	159

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	113	114

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	50	50

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	220	222

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	60	62

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,078

Rev., 5.25%, 8/1/2025	1,070	1,136

Rev., 5.25%, 8/1/2026	825	876

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	75	76

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	690	744

		4,517

Total Minnesota		6,233

Mississippi — 0.8%

Hospital — 0.2%

Mississippi Hospital Equipment and Facilities Authority, Baptist Memorial Health Care Series B2, Rev., VRDO, 1.07%, 6/1/2020 (c)	665	665

Housing — 0.6%

Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	50	50

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048	1,515	1,679

		1,729

Total Mississippi		2,394

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 1.7%

Hospital — 0.5%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000	1,305

Housing — 1.2%

Missouri Housing Development Commission, First Place Homeownership Loan Program Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.50%, 11/1/2050	2,000	2,214

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,280	1,350

		3,564

Total Missouri		4,869

Nebraska — 0.7%

Hospital — 0.7%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,193

Rev., 5.00%, 7/1/2031	720	840

		2,033

Total Nebraska		2,033

Nevada — 0.5%

Hospital — 0.5%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	680

Rev., 5.00%, 9/1/2029	620	769

		1,449

Total Nevada		1,449

New Hampshire — 1.9%

Education — 1.9%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,219

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,170

		5,389

Total New Hampshire		5,389

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — 4.4%

Education — 1.5%

New Jersey Educational Facilities Authority, Green Bonds

Series 2020A, Rev., 5.00%, 7/1/2033 (f)	350	471

Series 2020A, Rev., 5.00%, 7/1/2034 (f)	280	375

New Jersey Higher Education Student Assistance Authority Series A, Rev., 5.00%, 12/1/2024	1,100	1,304

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	2,056

		4,206

General Obligation — 0.9%

City of Englewood GO, 2.00%, 3/27/2020	1,000	1,001

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,466

		2,467

Hospital — 1.1%

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,090

Series A, Rev., AGM, 5.00%, 7/1/2023	820	922

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,304

		3,316

Housing — 0.9%

New Jersey Housing and Mortgage Finance Agency, Multi-Family, Riverside Senior Apartments Project Series 2019D, Rev., 1.35%, 6/1/2022 (c)	1,000	1,006

New Jersey Housing and Mortgage Finance Agency, Oceanport Gardens Series C, Rev., 1.58%, 6/1/2020 (c)	365	366

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	1,105	1,242

		2,614

Total New Jersey		12,603

New Mexico — 0.5%

Housing — 0.5%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2050	1,230	1,370

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 4.9%

Education — 0.6%

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 5.00%, 9/1/2027	1,325	1,694

General Obligation — 0.7%

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	1,000	1,004

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	1,000	1,004

		2,008

Housing — 0.9%

New York Mortgage Agency Rev., AMT, 5.00%, 4/1/2028	65	66

New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	1,145	1,212

Series 195, Rev., 4.00%, 10/1/2046	1,120	1,193

		2,471

Transportation — 1.2%

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,110

Port Authority of New York and New Jersey, Consolidated, 194th Series Rev., 5.00%, 10/15/2030	2,000	2,446

		3,556

Water & Sewer — 1.5%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,213

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2011B, Rev., 5.00%, 6/15/2028	3,000	3,162

		4,375

Total New York		14,104

North Carolina — 1.1%

Education — 0.4%

University of North Carolina at Charlotte (The)

Series 2020A, Rev., 5.00%, 10/1/2025	85	104

Series 2020A, Rev., 5.00%, 10/1/2026	500	631

Series 2020A, Rev., 5.00%, 10/1/2027	200	259

		994

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.3%

North Carolina Housing Finance Agency Series 43, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	670	756

Other Revenue — 0.4%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,262

Total North Carolina		3,012

North Dakota — 1.8%

Housing — 1.1%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series F, Rev., AMT, 4.50%, 1/1/2035	85	86

Series 2016D, Rev., 3.50%, 7/1/2046	390	417

Series D, Rev., 4.00%, 7/1/2046	1,155	1,231

Series 2017D, Rev., FHA, 4.00%, 1/1/2048	1,210	1,316

		3,050

Utility — 0.7%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,024

Total North Dakota		5,074

Ohio — 4.7%

Education — 0.7%

Ohio Higher Educational Facility Commission, Case Western Reserve University Project

Series 2019C, Rev., 1.63%, 12/1/2026 (c)	500	516

Series 2019B, Rev., 5.00%, 12/1/2031	750	994

University of Akron (The) Series 2019A, Rev., 5.00%, 1/1/2030	310	410

		1,920

General Obligation — 0.7%

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,866

Housing — 0.3%

Ohio Housing Finance Agency, Single Family Mortgage Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	860	928

Industrial Development Revenue/Pollution Control Revenue — 1.9%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029	2,645	3,552

Series B, Rev., 5.00%, 12/1/2029	1,615	1,984

		5,536

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.4%

Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.75%, 9/1/2050	1,000	1,130

Utility — 0.7%

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2020A, Rev., 5.00%, 2/15/2026	855	1,055

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825	1,055

		2,110

Total Ohio		13,490

Oklahoma — 0.2%

Housing — 0.2%

Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	275	275

Oklahoma Housing Finance Agency Rev., 1.60%, 1/1/2022 (c)	200	201

		476

Other Revenue — 0.0% (d)

IDK Partners III Trust, Mortgage Pass-Through Certificates Series 1999A, Class A, Rev., 5.10%, 8/1/2023 ‡	7	7

Total Oklahoma		483

Oneida Tribe of Indians of Wisconsin — 0.3%

Housing — 0.3%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (c)	980	981

Oregon — 0.1%

Housing — 0.1%

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	385	398

Pennsylvania — 3.6%

Education — 0.0% (d)

Pennsylvania Higher Educational Facilities Authority Rev., 4.00%, 8/15/2034	175	212

Hospital — 0.3%

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	785

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.6%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	1,175	1,238

Series 122, Rev., AMT, 4.00%, 10/1/2046	375	403

		1,641

Industrial Development Revenue/Pollution Control Revenue — 2.7%

Chester County Industrial Development Authority, Longwood Gardens Project

Rev., 4.00%, 12/1/2023	500	560

Rev., 4.00%, 12/1/2024	345	396

Rev., 4.00%, 12/1/2025	250	294

Rev., 4.00%, 12/1/2026	250	300

Rev., 5.00%, 12/1/2027	200	260

Rev., 5.00%, 12/1/2035	175	228

Rev., 5.00%, 12/1/2036	185	240

Rev., 5.00%, 12/1/2037	200	259

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,308

Rev., AGM, 5.00%, 12/1/2026	1,550	1,935

Rev., AGM, 5.00%, 12/1/2027	680	856

		7,636

Total Pennsylvania		10,274

South Carolina — 0.8%

Housing — 0.4%

South Carolina State Housing Finance and Development Authority

Series A, Rev., 4.00%, 1/1/2047	305	327

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	750	812

		1,139

Other Revenue — 0.4%

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,214

Total South Carolina		2,353

South Dakota — 2.2%

Housing — 2.2%

South Dakota Housing Development Authority Series 2020A, Rev., 3.75%, 11/1/2050	2,500	2,796

South Dakota Housing Development Authority, Homeownership Mortgage

Series 2015D, Rev., 4.00%, 11/1/2045	1,315	1,402

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series A, Rev., 4.00%, 5/1/2049	2,020	2,236

		6,434

Total South Dakota		6,434

Tennessee — 0.6%

Housing — 0.6%

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., AMT, 4.00%, 7/1/2043	155	163

Rev., 3.50%, 1/1/2048	1,525	1,632

		1,795

Total Tennessee		1,795

Texas — 10.4%

Education — 3.3%

Brazos Higher Education Authority, Inc., Student Loan Program

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2025	350	413

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2026	500	605

Clifton Higher Education Finance Corp., Idea Public Schools Rev., PSF-GTD, 4.00%, 8/15/2030	1,300	1,596

University of Texas (The), Board of Regents, Financing System Series 2019A, Rev., 5.00%, 8/15/2033	5,000	6,647

		9,261

General Obligation — 3.5%

Boerne School District GO, PSF-GTD, 5.00%, 2/1/2029	1,000	1,333

Clear Creek Independent School District Series B, GO, PSF-GTD, 1.35%, 8/15/2022 (c)	500	504

Northside Independent School District GO, PSF-GTD, 1.60%, 8/1/2024 (c)	350	357

Pasadena Independent School District Series B, GO, PSF-GTD, 1.50%, 8/15/2024 (c)	750	765

Pflugerville Independent School District Series A, GO, PSF-GTD, 2.25%, 8/15/2022 (c)	1,200	1,236

Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,357

State of Texas GO, VRDO, LIQ: FHLB, 1.20%, 3/10/2020 (c)	2,945	2,945

State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	542

		10,039

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.3%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	304

Series 2017A, Rev., 5.00%, 10/15/2027	500	607

		911

Housing — 0.5%

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	175	181

Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	1,210	1,358

		1,539

Other Revenue — 0.4%

Midtown Redevelopment Authority, Tax Increment

Rev., 4.00%, 1/1/2031 (f)	365	447

Rev., 4.00%, 1/1/2032 (f)	500	607

		1,054

Transportation — 1.6%

Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,184

Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,419

		4,603

Water & Sewer — 0.8%

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	860

Texas Water Development Board, State Water Implementation Series 2019A, Rev., 5.00%, 4/15/2023	1,300	1,468

		2,328

Total Texas		29,735

Utah — 2.9%

Housing — 1.7%

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	1,125	1,211

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,625

		4,836

Other Revenue — 0.5%

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,299

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.7%

Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	2,144

Total Utah		8,279

Vermont — 2.3%

Education — 1.9%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,118

Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,612

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,542

		5,272

Housing — 0.4%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	70	71

Series B, Rev., AMT, 3.75%, 11/1/2045	1,065	1,114

		1,185

Total Vermont		6,457

Washington — 4.8%

Education — 0.3%

Washington Higher Education Facilities Authority, Seattle Pacific University Project Series 2020A, Rev., 5.00%, 10/1/2035	710	927

Hospital — 0.8%

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,353

Housing — 1.5%

King County Housing Authority, Highland Village Project

Rev., 5.00%, 1/1/2027	125	155

Rev., 5.00%, 1/1/2028	125	160

Rev., 5.00%, 1/1/2029	125	161

Rev., 4.00%, 1/1/2031	330	396

Rev., 4.00%, 1/1/2034	500	594

Washington State Housing Finance Commission, Single Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	300	314

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,300	2,442

		4,222

Other Revenue — 2.2%

FYI Properties, State of Washington District Project — Green Bonds Rev., 5.00%, 6/1/2039	5,000	6,272

Total Washington		13,774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — 2.9%

Education — 2.2%

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022	520	563

Series 2017A, Rev., 5.00%, 9/1/2023	550	613

Series 2017A, Rev., 5.00%, 9/1/2024	580	664

Series 2017A, Rev., 5.00%, 9/1/2025	235	275

Series 2017A, Rev., 5.00%, 9/1/2026	385	461

Series 2017A, Rev., 5.00%, 9/1/2027	785	957

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin

Rev., 4.00%, 2/1/2021 (f)	425	436

Rev., 4.00%, 2/1/2022 (f)	280	296

Rev., 4.00%, 2/1/2023 (f)	280	304

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	503

Series C, Rev., 5.00%, 2/15/2028	575	715

Series C, Rev., 5.00%, 2/15/2029	375	465

		6,252

Hospital — 0.7%

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	291

Rev., 5.00%, 7/1/2025	250	300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,487

		2,078

Total Wisconsin		8,330

Wyoming — 0.3%

Other Revenue — 0.3%

Wyoming Community Development Authority Series 5, Rev., 4.00%, 12/1/2046	855	925

Total Municipal Bonds (Cost $261,855)		277,041

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.8%

Investment Companies — 4.8%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (g) (h) (Cost $13,683)	13,683	13,683

Total Investments — 101.9% (Cost $275,538)		290,724
Liabilities in Excess of Other Assets — (1.9)%		(5,304)

NET ASSETS — 100.0%		285,420

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.6% (a)

Alabama — 1.6%

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Selma Industrial Development Board, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (b)	3,625	3,718

Other Revenue — 0.0% (c)

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	560

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, 1.77%, 3/10/2020 (b)	7,500	7,500

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (b)	8,320	8,627

Southeast Alabama Gas Supply District (The), Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	2,987

Series A, Rev., 5.00%, 4/1/2022	3,220	3,473

		22,587

Total Alabama		26,865

Alaska — 0.1%

General Obligation — 0.1%

State of Alaska Series A, GO, 5.00%, 8/1/2029	1,300	1,566

Utility — 0.0% (c)

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023	500	573

Total Alaska		2,139

Arizona — 1.9%

General Obligation — 0.5%

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,799

Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	5,159

		7,958

Hospital — 0.3%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,200

Industrial Development Revenue/Pollution Control Revenue — 1.1%

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (b)	7,370	8,156

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Series C, Rev., 5.00%, 10/18/2024 (b)	9,000	10,649

		18,805

Other Revenue — 0.0% (c)

Town of Marana, Excise Tax

Series B, Rev., 4.00%, 7/1/2020	75	76

Series 2017B, Rev., 5.00%, 7/1/2021	100	105

		181

Total Arizona		31,144

Arkansas — 0.8%

Education — 0.3%

University of Arkansas, UAMS Campus

Rev., 5.00%, 3/1/2020	535	535

Rev., 5.00%, 3/1/2025	500	603

Rev., 5.00%, 3/1/2026	1,000	1,201

University of Central Arkansas, Student Housing System

Series 2017A, Rev., 5.00%, 11/1/2021	1,600	1,704

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	127

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	279

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	209

		4,658

Other Revenue — 0.5%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	407

City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	588

City of Rogers Series B, Rev., 5.00%, 11/1/2027	3,855	4,847

County of Sharp

Rev., 5.00%, 3/1/2024	595	679

Rev., 5.00%, 3/1/2025	600	704

Rev., 5.00%, 3/1/2026	685	824

		8,049

Total Arkansas		12,707

California — 17.6%

Certificate of Participation/Lease — 0.1%

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	385

COP, 5.00%, 10/1/2022	465	517

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Certificate of Participation/Lease — continued

COP, 5.00%, 10/1/2023	1,000	1,156

Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	145

		2,203

Education — 1.0%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,885

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	331

Rev., 5.00%, 10/1/2026	150	185

Rev., 5.00%, 10/1/2027	150	189

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (b)	11,505	13,060

		15,650

General Obligation — 7.2%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,161

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,834

County of Sacramento, San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2020	775	789

County of Santa Clara, Moreland School District

GO, 5.00%, 8/1/2021	1,000	1,062

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2026	1,225	1,504

Series D, GO, 5.00%, 7/15/2027	1,285	1,573

Grossmont Healthcare District, Election of 2006 Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,228

Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,331

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	570

Series A, GO, 5.00%, 2/1/2023	685	773

Series A, GO, 5.00%, 8/1/2025	1,500	1,789

Series A, GO, 5.00%, 8/1/2026	1,800	2,146

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,380

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,185

Salinas Union High School District GO, BAN, Zero Coupon, 8/1/2020	2,000	1,984

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,894

Series 2015D, GO, 5.00%, 8/1/2027	1,500	1,848

Series 2015D, GO, 5.00%, 8/1/2028	1,685	2,072

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,700

San Mateo County Community College District GO, 5.00%, 9/1/2026	1,095	1,304

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	32

Series B, GO, 5.00%, 8/1/2026	50	64

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,223

GO, 5.00%, 11/1/2023	3,560	4,108

GO, 5.00%, 3/1/2026	13,210	15,919

GO, 5.00%, 9/1/2026	4,900	6,195

GO, 4.00%, 8/1/2028	4,000	4,773

GO, 5.00%, 9/1/2028	2,500	2,655

GO, 4.00%, 8/1/2029	4,180	4,973

GO, 5.00%, 8/1/2029	7,830	9,846

GO, 4.00%, 8/1/2030	10,000	11,856

Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,059

		119,830

Hospital — 1.8%

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (b)	9,850	10,510

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,304

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	802

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,667

California Health Facilities Financing Authority, St. Joseph Health System Series 2013D, Rev., 5.00%, 10/15/2020 (b)	12,870	13,193

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	566

Series 2017A, Rev., 5.00%, 11/1/2024	800	930

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	324

		30,296

Other Revenue — 2.2%

Alameda County Transport Authority, Sales Tax

Rev., 5.00%, 3/1/2020	1,240	1,240

Rev., 4.00%, 3/1/2022	5,000	5,340

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2013A-2, Rev., (ICE LIBOR USD 1 Month + 0.33%), 1.44%, 4/1/2020 (d)	3,250	3,261

Series 2011A-3, Rev., (ICE LIBOR USD 3 Month + 0.37%), 1.48%, 4/1/2020 (d)	8,000	8,002

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 1.48%, 4/1/2020 (d)	7,000	7,002

California Municipal Finance Authority, Biola University Rev., 5.00%, 10/1/2021	370	393

Contra Costa County Transportation Authority, Sales Tax

Series A, Rev., 5.00%, 3/1/2023	2,420	2,735

Series A, Rev., 5.00%, 3/1/2024	2,000	2,347

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2021	1,000	1,053

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	262

Series A, Rev., 5.00%, 4/1/2022	100	109

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,901

Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,206

Stockton Public Financing Authority

Rev., 5.00%, 3/1/2027	630	789

Rev., 5.00%, 3/1/2029	465	608

		36,248

Prerefunded — 0.3%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2032 (e)	1,275	1,361

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2038 (e)	2,820	3,188

		4,549

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 2.4%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2029	20,000	24,301

City of Los Angeles, Department of Airports

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,669

Series C, Rev., 5.00%, 5/15/2022	750	821

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,688

Series B, Rev., 4.00%, 5/15/2024	365	416

Series C, Rev., 5.00%, 5/15/2024	700	825

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,251

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,342

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	3,054

		40,367

Utility — 1.3%

Los Angeles Department of Water and Power System Series A, Rev., 5.00%, 7/1/2025	100	122

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	3,030

Series E, Rev., 5.00%, 8/15/2027	105	137

San Francisco City and County Public Utilities Commission Water, Green Bonds Series 2018C, Rev., 2.13%, 10/1/2023 (b)	10,000	10,374

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2026	1,000	1,056

Southern California Public Power Authority, Magnolia Power Project Series 1, Rev., 2.00%, 7/1/2020 (b)	7,000	7,006

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	448

		22,173

Water & Sewer — 1.3%

Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	251

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.37%, 3/10/2020 (d)	10,000	10,007

City of Los Angeles, Wastewater System Series 2015-A, Rev., 5.00%, 6/1/2022	2,750	3,017

East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2020	3,000	3,032

Eastern Municipal Water District, Water and Wastewater

Series C, Rev., 5.00%, 7/1/2021	2,530	2,678

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Series C, Rev., 5.00%, 7/1/2022	1,700	1,872

		20,857

Total California		292,173

Colorado — 2.0%

Certificate of Participation/Lease — 0.2%

City of Aurora

COP, 3.00%, 12/1/2020	125	127

COP, 4.00%, 12/1/2022	375	407

City of Longmont

Series A, COP, 5.00%, 12/1/2021	100	107

Series A, COP, 5.00%, 12/1/2022	100	111

Series A, COP, 5.00%, 12/1/2024	100	115

Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement

COP, 3.00%, 6/15/2020	250	252

COP, 3.00%, 6/15/2021	1,000	1,028

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	742

COP, 5.00%, 12/1/2023	500	515

COP, 5.00%, 12/1/2025	500	515

County of Eagle COP, 5.00%, 12/1/2022	200	222

		4,141

Education — 0.3%

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,180

University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,441

		4,621

General Obligation — 0.1%

Counties of Gunnison, Watershed School District No. 1

Series 2014A, GO, 4.00%, 12/1/2022	300	326

Series 2014A, GO, 5.00%, 12/1/2026	500	597

		923

Hospital — 0.8%

Colorado Health Facilities Authority, Commonspirit Health Series B-2, Rev., 5.00%, 8/1/2026 (b)	10,000	12,124

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2022	150	164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (b)	1,120	1,167

		13,455

Other Revenue — 0.0% (c)

Denver Convention Center Hotel Authority Rev., 4.00%, 12/1/2020	500	510

Prerefunded — 0.2%

Regional Transportation District

Series A, COP, 5.00%, 6/1/2023 (e)	2,000	2,021

Series A, COP, 5.00%, 6/1/2025 (e)	1,700	1,717

		3,738

Transportation — 0.4%

Colorado Bridge Enterprise Series 2019A, Rev., 4.00%, 12/1/2027	5,000	6,111

Total Colorado		33,499

Connecticut — 1.4%

Hospital — 0.6%

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Issue Series 2020B-2, Rev., 5.00%, 1/1/2027 (b)	7,750	9,653

Housing — 0.0% (c)

Connecticut Housing Finance Authority Series E, Subseries E-3, Rev., 1.63%, 11/15/2022 (b)	750	753

Special Tax — 0.8%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	12,461

Total Connecticut		22,867

District of Columbia — 0.2%

Hospital — 0.0% (c)

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	500	528

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Series 2013C, Rev., 5.00%, 10/1/2021	1,475	1,571

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,440

		3,011

Total District of Columbia		3,539

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — 2.2%

Certificate of Participation/Lease — 0.1%

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	791

Seminole County School Board Series A, COP, 5.00%, 7/1/2020	210	213

		1,004

Education — 0.8%

Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,683

Florida Higher Educational Facilities Financial Authority, Institute of Technology

Rev., 5.00%, 10/1/2022	115	126

Rev., 5.00%, 10/1/2023	125	140

State of Florida, State Board of Education, Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,726

		12,675

Transportation — 0.1%

Miami-Dade County Expressway Authority, Toll System

Series A, Rev., 5.00%, 7/1/2020	1,550	1,570

Series 2014A, Rev., 5.00%, 7/1/2022	625	681

		2,251

Utility — 1.2%

City of Gainesville, Utilities System Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/10/2020 (b)	20,000	20,000

Water & Sewer — 0.0% (c)

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	304

Total Florida		36,234

Georgia — 1.9%

Education — 0.3%

Development Authority for Fulton County, Tech Athletic Association, Inc.

Rev., 5.00%, 10/1/2022 (e)	4,855	5,370

Rev., 5.00%, 10/1/2022	145	160

		5,530

General Obligation — 1.3%

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,591

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,621

Series 2016E, GO, 5.00%, 12/1/2025	6,750	8,356

Series F, GO, 5.00%, 7/1/2028	2,000	2,547

		21,115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.3%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,210

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,208

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2023	325	368

Series 2017, Rev., 5.00%, 7/1/2025	250	302

Series 2017, Rev., 5.00%, 7/1/2026	275	343

Series 2017, Rev., 5.00%, 7/1/2028	375	476

Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,155

		5,062

Total Georgia		31,707

Hawaii — 0.6%

General Obligation — 0.6%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, 1.45%, 3/10/2020 (b)	2,200	2,200

State of Hawaii Series EF, GO, 5.00%, 11/1/2021	7,640	8,171

		10,371

Total Hawaii		10,371

Illinois — 8.5%

Education — 1.1%

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	228

Rev., 5.00%, 10/1/2025	300	363

Rev., 5.00%, 10/1/2028	250	308

Illinois Finance Authority, Downers Grove Community High School District Number 99 Project

Series 2020A, Rev., 4.00%, 12/15/2032	1,300	1,595

Series 2020A, Rev., 4.00%, 12/15/2033	3,740	4,537

Series 2020A, Rev., 4.00%, 12/15/2034	1,700	2,054

Series 2020A, Rev., 4.00%, 12/15/2035	1,340	1,610

Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project

Series 2019, Rev., 4.00%, 1/15/2030	1,960	2,351

Series 2019, Rev., 4.00%, 1/15/2032	2,120	2,517

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,793

		18,356

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 4.6%

Champaign County Community Unit School District No. 4 Champaign

GO, 4.00%, 6/1/2028	1,255	1,527

GO, 4.00%, 6/1/2029	1,000	1,231

GO, 4.00%, 6/1/2030	1,285	1,560

GO, 4.00%, 6/1/2031	1,250	1,499

GO, 4.00%, 6/1/2032	1,000	1,183

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2025	960	898

Series 2020A, GO, Zero Coupon, 1/1/2027	385	346

Series 2020A, GO, Zero Coupon, 1/1/2028	570	501

City of Chicago

Series 2015C, GO, 5.00%, 1/1/2022 (e)	3,335	3,586

Series 2015C, GO, 5.00%, 1/1/2022	1,665	1,773

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,292

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,384

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,483

Cook County Community Consolidated School District No. 65 Evanston GO, 4.00%, 12/1/2030	1,225	1,464

Cook County Community School District No. 97 Oak Park

GO, 4.00%, 1/1/2028	500	605

GO, 4.00%, 1/1/2029	375	452

GO, 4.00%, 1/1/2030	285	342

Cook County High School District No. 207 Maine Township

Series 2019A, GO, 5.00%, 12/1/2027	1,915	2,448

Series 2019A, GO, 5.00%, 12/1/2028	1,930	2,514

Series 2019A, GO, 4.00%, 12/1/2029	1,945	2,363

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2026 (f)	470	557

GO, 4.00%, 12/1/2027 (f)	490	590

GO, 4.00%, 12/1/2028 (f)	545	665

GO, 4.00%, 12/1/2029 (f)	515	624

GO, 4.00%, 12/1/2030 (f)	200	241

GO, 4.00%, 12/1/2031 (f)	820	984

GO, 4.00%, 12/1/2033 (f)	1,530	1,820

Cook County School District No. 99 Cicero

Series 2019B, GO, 5.00%, 12/1/2024	505	589

Series 2019B, GO, 5.00%, 12/1/2025	515	615

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Cook County, Proviso Township High School District No. 209

GO, 5.00%, 12/1/2022	2,975	3,276

GO, 5.00%, 12/1/2023	2,350	2,665

County of Cook, Township High School District No. 205 Series 2016A, GO, 5.00%, 12/1/2023	5	6

County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	385

DuPage County School District No. 2 Bensenville, Alternate Revenue Source

GO, 4.00%, 5/1/2032	615	736

GO, 4.00%, 5/1/2033	1,280	1,524

Effingham Community Unit School District No. 40 Series 2019A, GO, 4.00%, 12/1/2028	565	671

Glenview Park District

GO, 5.00%, 12/1/2026	300	374

GO, 5.00%, 12/1/2029	350	443

Grundy and Kendall Counties Consolidated Grade School District No. 60-C

GO, 4.00%, 2/1/2030	1,145	1,351

GO, 4.00%, 2/1/2031	1,190	1,396

GO, 4.00%, 2/1/2032	620	724

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	441

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 5.00%, 12/1/2026 (f)	115	143

Series 2020B, GO, AGM, 5.00%, 12/1/2026 (f)	210	261

Series 2020A, GO, AGM, 4.00%, 12/1/2027 (f)	105	126

Series 2020A, GO, AGM, 4.00%, 12/1/2028 (f)	65	79

Series 2020B, GO, AGM, 4.00%, 12/1/2028 (f)	135	164

Series 2020A, GO, AGM, 4.00%, 12/1/2029 (f)	65	79

Series 2020B, GO, AGM, 4.00%, 12/1/2029 (f)	40	48

Series 2020A, GO, AGM, 4.00%, 12/1/2030 (f)	80	96

Series 2020A, GO, AGM, 4.00%, 12/1/2031 (f)	100	119

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2020A, GO, AGM, 4.00%, 12/1/2032 (f)	110	131

Series 2020A, GO, AGM, 4.00%, 12/1/2033 (f)	125	148

Lincoln Land Community College District No. 526

GO, 5.00%, 12/15/2021	305	327

GO, 4.00%, 12/15/2022	440	465

Madison-Macoupin Etc Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2025	400	452

GO, AGM, 4.00%, 5/1/2026	200	230

GO, AGM, 4.00%, 5/1/2028	350	413

GO, AGM, 4.00%, 5/1/2029	1,000	1,157

McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	311

Peoria County Community Unit School District No. 309 Brimfield

GO, AGM, 4.00%, 4/1/2026	750	860

GO, AGM, 4.00%, 4/1/2027	780	910

GO, AGM, 4.00%, 4/1/2028	410	485

GO, AGM, 4.00%, 4/1/2029	240	288

GO, AGM, 4.00%, 4/1/2030	375	448

GO, AGM, 4.00%, 4/1/2031	410	488

State of Illinois

Series D, GO, 5.00%, 11/1/2020	10,000	10,264

Series D, GO, 5.00%, 11/1/2023	5,000	5,680

Will County Forest Preservation District GO, 5.00%, 12/15/2027	805	1,038

Will County Township High School District No. 204 Joliet

GO, 4.00%, 1/1/2028	500	595

GO, 4.00%, 1/1/2029	250	295

GO, 4.00%, 1/1/2030	1,420	1,669

		76,897

Hospital — 0.4%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (b)	3,750	3,780

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	158

Series 2015C, Rev., 5.00%, 8/15/2022	500	544

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,523

		7,005

Other Revenue — 1.9%

Peoria Public Building Commission

Series A, Rev., AGM, 4.00%, 12/1/2025	700	804

Series A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,163

Series A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,501

Series A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,523

Series A, Rev., AGM, 5.00%, 12/1/2029	2,400	3,035

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,443

Series C, Rev., 5.00%, 1/1/2025	4,250	5,026

State of Illinois, Sales Tax, Junior Obligation

Series 2018A, Rev., 5.00%, 6/15/2021	4,600	4,826

Series A, Rev., 5.00%, 6/15/2022	4,600	4,999

Series A, Rev., 5.00%, 6/15/2023	4,600	5,154

		31,474

Water & Sewer — 0.5%

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	611

Series C, Rev., AGM, 5.00%, 12/30/2026	680	838

Series C, Rev., AGM, 5.00%, 12/30/2027	710	889

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,950

		7,288

Total Illinois		141,020

Indiana — 1.0%

Education — 0.1%

New Albany Floyd County School Building Corp.

Rev., 5.00%, 7/15/2021	700	739

Rev., 5.00%, 7/15/2022	835	915

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,058

Series DD, Rev., 5.00%, 7/1/2027	10	13

		2,725

Hospital — 0.5%

Indiana Finance Authority, Health Obligation

Series C, Rev., 5.00%, 12/1/2021	2,355	2,524

Series B, Rev., 2.25%, 7/1/2025 (b)	5,000	5,339

		7,863

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,140

Utility — 0.3%

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	5,462

Total Indiana		17,190

Iowa — 0.8%

Hospital — 0.8%

Iowa Finance Authority, Health Systems Rev., VRDO, 1.72%, 3/10/2020 (b) (g)	13,100	13,100

Kansas — 1.2%

General Obligation — 0.3%

Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	215

Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2025	1,750	2,133

Wyandotte County Unified School District No. 202

Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	482

Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	273

Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	412

Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	512

Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	479

		4,506

Hospital — 0.0% (c)

University of Kansas Hospital Authority, Health System Series 2017A, Rev., 5.00%, 3/1/2024	275	319

Other Revenue — 0.3%

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	365

Rev., 5.00%, 9/1/2026	465	582

Overland Park Development Corp., Overland Park Convention Center

Rev., 4.00%, 3/1/2022	1,455	1,538

Rev., 5.00%, 3/1/2023	1,520	1,693

		4,178

Utility — 0.5%

Kansas Development Finance Authority, State of Kansas Project Series F, Rev., 4.00%, 11/1/2029	6,820	8,115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.1%

City of Wichita, Water and Sewer Utility System Series 2014A, Rev., 5.00%, 10/1/2022	2,200	2,434

Total Kansas		19,552

Kentucky — 1.6%

Education — 0.1%

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,512

Hospital — 1.2%

City of Ashland, Ashland Hospital Corp. DBA King’s Daughters Medical Center

Rev., 5.00%, 2/1/2025	625	727

Rev., 5.00%, 2/1/2026	1,085	1,292

Rev., 5.00%, 2/1/2027	1,310	1,596

Rev., 4.00%, 2/1/2033	580	658

Rev., 4.00%, 2/1/2034	500	565

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2020D, Rev., 5.00%, 3/10/2020 (b) (f)	10,500	14,037

		18,875

Prerefunded — 0.0% (c)

Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2026 (e)	250	259

Utility — 0.3%

Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL-RE, 5.00%, 9/1/2023	240	271

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (b)	2,500	2,780

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (b)	2,250	2,288

		5,339

Total Kentucky		25,985

Louisiana — 1.4%

Hospital — 0.6%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 1.80%, 3/10/2020 (d)	10,000	10,032

Other Revenue — 0.5%

Jefferson Sales Tax District Series 2019B, Rev., AGM, 4.00%, 12/1/2032	5,815	7,078

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	256

Rev., 5.00%, 12/15/2025	250	304

		7,638

Water & Sewer — 0.3%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021	175	181

Series C, Rev., 5.00%, 12/1/2022	270	299

Series 2018C, Rev., 5.00%, 12/1/2023	365	418

Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	463

Series 2018C, Rev., 5.00%, 12/1/2025	915	1,111

Series 2018C, Rev., 5.00%, 12/1/2026	500	622

Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	448

Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	762

Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	650

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	393

		5,347

Total Louisiana		23,017

Maryland — 0.8%

General Obligation — 0.8%

State of Maryland, State and Local Facilities Loan of 2013 Series A, GO, 5.00%, 8/1/2020	12,795	13,017

Massachusetts — 2.9%

Education — 0.2%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2025	525	629

Rev., 5.00%, 7/1/2026	435	534

Rev., 5.00%, 7/1/2027	420	527

Rev., 5.00%, 7/1/2028	525	670

		2,360

General Obligation — 1.3%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,301

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 1.73%, 5/1/2020 (d)	3,000	3,006

Series D, GO, 4.00%, 9/1/2030	8,290	9,641

		20,948

Hospital — 0.6%

Massachusetts Development Finance Agency, Partners Healthcare System Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 1.65%, 3/10/2020 (d)	10,000	10,016

Prerefunded — 0.0% (c)

Massachusetts Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2026 (e)	500	509

Transportation — 0.3%

Massachusetts Port Authority Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,482

Water & Sewer — 0.5%

Massachusetts Clean Water Trust (The), Revolving Funds Rev., 5.00%, 8/1/2025	6,775	8,296

Total Massachusetts		47,611

Michigan — 2.1%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (b)	10,000	11,215

General Obligation — 0.7%

Avondale School District Series 2020A, GO, Q-SBLF, 5.00%, 5/1/2029	1,835	2,441

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	792

GO, 5.00%, 4/1/2028	245	317

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	917

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2025	570	654

GO, Q-SBLF, 4.00%, 5/1/2026	885	1,036

GO, Q-SBLF, 4.00%, 5/1/2027	1,090	1,301

Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,087

Northville Public Schools, School Building and Site

Series II, GO, 5.00%, 5/1/2027	375	477

Series II, GO, 5.00%, 5/1/2028	600	780

Series II, GO, 5.00%, 5/1/2029	250	332

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2020	500	503

GO, Q-SBLF, 5.00%, 5/1/2021	550	577

GO, Q-SBLF, 5.00%, 5/1/2022	500	545

		11,759

Hospital — 0.2%

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,714

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (b)	2,600	2,607

Other Revenue — 0.0% (c)

Michigan Finance Authority, Local Government Loan Program Series B, Rev., 4.00%, 11/1/2020	455	464

Transportation — 0.2%

Gerald R Ford International Airport Authority, Limited Tax

Rev., GTD, 5.00%, 1/1/2023	1,560	1,741

Rev., GTD, 5.00%, 1/1/2024	1,400	1,618

		3,359

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	376

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,397

		2,773

Total Michigan		34,891

Minnesota — 0.5%

Certificate of Participation/Lease — 0.1%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2024	210	241

Series 2019C, COP, 5.00%, 2/1/2024	295	338

Series 2019B, COP, 5.00%, 2/1/2025	185	219

Series 2019C, COP, 5.00%, 2/1/2025	310	366

Series 2019B, COP, 5.00%, 2/1/2026	195	237

Series 2019C, COP, 5.00%, 2/1/2026	320	389

Series 2019B, COP, 5.00%, 2/1/2027	185	230

Series 2019B, COP, 5.00%, 2/1/2028	175	222

Series 2019C, COP, 5.00%, 2/1/2028	350	444

		2,686

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — 0.1%

Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	351

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 4.00%, 12/1/2024	100	112

Rev., 4.00%, 12/1/2025	185	210

Rev., 4.00%, 12/1/2026	185	213

Rev., 4.00%, 12/1/2027	195	228

Rev., 4.00%, 12/1/2028	240	284

		1,398

Transportation — 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport Series A, Rev., 5.00%, 1/1/2022	1,000	1,076

Utility — 0.2%

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,674

Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,157

		2,831

Total Minnesota		7,991

Mississippi — 0.9%

Education — 0.2%

Medical Center Educational Building Corp. Rev., 5.00%, 6/1/2031	3,105	4,070

General Obligation — 0.1%

County of Harrison

Series A, GO, 5.00%, 10/1/2027	800	1,023

Series A, GO, 5.00%, 10/1/2028	345	451

		1,474

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Mississippi Business Finance Corp., Pollution Control Series 2002, Rev., 3.20%, 9/1/2028	4,000	4,182

Other Revenue — 0.2%

Mississippi Development Bank, Rankin County Project Rev., 5.00%, 3/1/2023	750	840

State of Mississippi Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,833

		2,673

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.1%

Mississippi Development Bank, Rankin County, Mississippi General Obligation Bond Project

Rev., 5.00%, 8/1/2026	350	437

Rev., 5.00%, 8/1/2027	350	446

Rev., 5.00%, 8/1/2028	525	684

Rev., 5.00%, 8/1/2029	425	565

		2,132

Total Mississippi		14,531

Missouri — 0.9%

Certificate of Participation/Lease — 0.4%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,073

City of St. Peters

COP, 4.00%, 5/1/2026	705	828

COP, 4.00%, 5/1/2027	730	874

COP, 4.00%, 5/1/2028	760	925

COP, 4.00%, 5/1/2029	760	937

COP, 4.00%, 5/1/2030	545	681

COP, 4.00%, 5/1/2031	550	693

		6,011

Education — 0.1%

Health and Educational Facilities Authority of the State of Missouri

Rev., 4.00%, 10/1/2020	300	305

Rev., 4.00%, 10/1/2021	300	314

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Rev., 5.00%, 1/1/2021	225	233

		852

General Obligation — 0.0% (c)

County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program

GO, 5.00%, 3/1/2022	350	379

Industrial Development Revenue/Pollution Control Revenue — 0.0% (c)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	569

Other Revenue — 0.2%

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2028	300	366

Rev., 4.00%, 12/1/2029	200	248

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,329

		3,943

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.2%

St. Louis Lambert International Airport

Rev., 5.00%, 7/1/2021	1,575	1,661

Rev., 5.00%, 7/1/2022	1,000	1,096

Rev., 5.00%, 7/1/2023	1,080	1,228

		3,985

Total Missouri		15,739

Montana — 0.2%

General Obligation — 0.2%

Gallatin County High School District No. 7 Bozeman, School Building Series 2017A, GO, 5.00%, 12/1/2023	515	595

Missoula County Elementary School District No. 1, School Building GO, 5.00%, 7/1/2024	520	612

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	731

GO, 5.00%, 8/1/2022	1,000	1,101

Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	658

		3,697

Total Montana		3,697

Nebraska — 0.1%

Certificate of Participation/Lease — 0.1%

Southeast Community College

COP, 5.00%, 12/15/2021	200	215

COP, 5.00%, 12/15/2026	275	350

COP, 5.00%, 12/15/2027	495	643

COP, 5.00%, 12/15/2028	540	713

		1,921

Total Nebraska		1,921

New Hampshire — 0.5%

General Obligation — 0.2%

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,467

Other Revenue — 0.3%

New Hampshire Municipal Bond Bank

Series 2020A, Rev., 5.00%, 2/15/2029	1,870	2,514

Series 2020A, Rev., 4.00%, 2/15/2031	1,240	1,536

Series 2020A, Rev., 4.00%, 2/15/2032	1,300	1,600

		5,650

Total New Hampshire		9,117

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — 3.7%

Education — 0.4%

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,777

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,239

New Jersey Institute of Technology, Tax-Exempt

Series 2020A, Rev., 5.00%, 7/1/2027	175	224

Series 2020A, Rev., 5.00%, 7/1/2028	200	262

Series 2020A, Rev., 5.00%, 7/1/2029	270	361

Series 2020A, Rev., 5.00%, 7/1/2030	415	551

Series 2020A, Rev., 5.00%, 7/1/2032	725	955

		6,369

General Obligation — 0.9%

County of Passaic GO, 5.00%, 2/1/2021	90	93

State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,260

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,242

Township of South Brunswick GO, 5.00%, 9/1/2022	425	467

		15,062

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (b)	3,000	3,024

Other Revenue — 0.2%

Bergen County Improvement Authority (The) Rev., GTD, 4.00%, 10/15/2031	1,190	1,507

Bergen County Improvement Authority (The), Fort Lee Project Rev., GTD, 4.00%, 10/15/2030	475	604

Monmouth County Improvement Authority (The)

Series 2019B, Rev., GTD, 4.00%, 12/1/2033	1,000	1,258

Series 2019B, Rev., GTD, 4.00%, 12/1/2034	790	992

		4,361

Transportation — 2.0%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,620

Series A, Rev., 5.00%, 6/15/2029	5,350	6,439

Series A, Rev., 5.00%, 6/15/2031	4,750	5,682

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

New Jersey Turnpike Authority Series C-6, Rev., (ICE LIBOR USD 1 Month + 0.75%), 1.86%, 4/1/2020 (d)	10,000	10,069

South Jersey Transportation Authority

Series 2019A, Rev., AGM, 5.00%, 11/1/2029	1,700	2,244

Series 2019A, Rev., AGM, 5.00%, 11/1/2030	1,500	1,971

Series 2019A, Rev., AGM, 5.00%, 11/1/2031	1,500	1,965

Series 2019A, Rev., AGM, 5.00%, 11/1/2032	1,000	1,307

		33,297

Total New Jersey		62,113

New Mexico — 0.2%

General Obligation — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,297

GO, 5.00%, 8/1/2025	500	610

GO, 5.00%, 8/1/2026	650	815

		2,722

Other Revenue — 0.0% (c)

New Mexico Finance Authority, Senior Lien Public Project Series 2103B, Rev., 5.00%, 6/1/2021	800	842

Total New Mexico		3,564

New York — 9.2%

Education — 0.7%

New York State Dormitory Authority Series 2019A, Rev., 5.00%, 7/1/2027	4,630	6,012

New York State Dormitory Authority, Columbia University Series 2015B, Rev., 5.00%, 10/1/2021	585	625

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	4,115

New York State Dormitory Authority, The New School Series 2015A, Rev., 5.00%, 7/1/2024	1,100	1,284

		12,036

General Obligation — 1.3%

Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,685

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	650

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020 (e)	3,860	3,873

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,576

GO, 5.00%, 2/1/2023	1,000	1,123

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2026	365	462

GO, 5.00%, 6/15/2027	795	1,007

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,238

State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	4,079

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,053

GO, 5.00%, 5/15/2023	1,000	1,140

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,833

		21,719

Hospital — 0.5%

Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	579

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	905

New York State Dormitory Authority, Memorial Sloan, Kettering Cancer Center Series 1, Rev., 4.00%, 7/1/2031	4,255	5,400

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,262

		8,146

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., 2.00%, 5/1/2020 (b)	3,000	3,005

Other Revenue — 1.9%

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series 2016A, Rev., 5.00%, 7/15/2020	500	507

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	508

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,804

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2026	5,000	6,154

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,088

Series 2017A, Rev., 5.00%, 3/15/2024	6,135	7,165

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 5.00%, 10/15/2022	4,800	5,341

Series 2015A, Rev., 5.00%, 10/15/2025	4,500	5,381

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	479

		31,427

Special Tax — 0.1%

New York State Dormitory Authority, Personal Income Tax Series 2011G, Rev., 5.00%, 8/15/2021	1,110	1,178

Transportation — 3.2%

Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System Rev., 5.00%, 1/1/2021	815	844

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 1.71%, 4/1/2020 (d)	4,790	4,794

Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,476

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,555

Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,768

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,123

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	334

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	341

Port Authority of New York and New Jersey Series 207, Rev., AMT, 5.00%, 9/15/2023	4,325	4,921

Triborough Bridge and Tunnel Authority

Subseries 2005B-2, Rev., VRDO, LOC: Citibank NA, 1.21%, 3/2/2020 (b)	19,400	19,400

Series A, Rev., 5.00%, 11/15/2024	3,290	3,735

		54,291

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.1%

Long Island Power Authority, Electric System

Series 2017, Rev., 5.00%, 9/1/2025	500	608

Series 2017, Rev., 5.00%, 9/1/2027	500	641

Series 2017, Rev., 5.00%, 9/1/2028	750	961

		2,210

Water & Sewer — 1.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2006 Series B, Rev., VRDO, LIQ: State Street Bank & Trust, 1.23%, 3/2/2020 (b)	19,500	19,500

Total New York		153,512

North Carolina — 1.9%

Education — 0.4%

University of North Carolina, Chapel Hill Series B, Rev., VRDO, 1.46%, 4/1/2020 (b)	5,750	5,750

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	507

		6,257

General Obligation — 0.6%

State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	9,747

Hospital — 0.9%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (b)	13,805	14,783

Other Revenue — 0.0% (c)

State of North Carolina Series 2017B, Rev., 5.00%, 5/1/2022	700	763

Total North Carolina		31,550

Ohio — 2.8%

Education — 0.1%

Ohio Higher Educational Facility Commission, Oberlin College Rev., 5.00%, 10/1/2020	1,000	1,024

General Obligation — 0.3%

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	233

Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds

GO, 5.00%, 12/1/2028	2,300	2,875

Series 2018, GO, 4.00%, 12/1/2032	1,250	1,453

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Lexington Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2031	1,050	1,277

		5,838

Hospital — 1.3%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	400

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.75%), 1.90%, 3/10/2020 (d)	10,800	10,806

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,628

Rev., 5.00%, 8/15/2024	1,655	1,923

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.58%, 3/10/2020 (d)	4,000	4,006

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.36%, 3/2/2020 (b)	2,500	2,500

		21,263

Other Revenue — 0.7%

Buckeye Tobacco Settlement Financing Authority

Series 2020A-2, Class I, Rev., 5.00%, 6/1/2029	4,000	5,346

Series 2020A-2, Class I, Rev., 5.00%, 6/1/2030	2,130	2,892

City of Cleveland, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2025	150	183

Series 2018A, Rev., 5.00%, 10/1/2027	250	320

Series 2018A, Rev., 5.00%, 10/1/2028	250	323

Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project

Rev., 5.00%, 12/1/2025	250	300

Rev., 5.00%, 12/1/2026	625	768

Rev., 5.00%, 12/1/2029	800	1,030

		11,162

Utility — 0.3%

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (b)	5,000	5,089

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.1%

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati Series A, Rev., 5.00%, 12/1/2021	1,375	1,476

Total Ohio		45,852

Oklahoma — 1.7%

Education — 1.7%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 4.00%, 12/1/2028	385	468

Rev., 4.00%, 12/1/2029	415	511

Rev., 4.00%, 12/1/2030	435	533

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	436

Rev., 5.00%, 9/1/2026	820	1,003

Rev., 5.00%, 9/1/2027	1,250	1,559

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	3,050	3,659

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2025	700	808

Rev., 4.00%, 12/1/2027	1,255	1,481

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	483

Rev., 5.00%, 9/1/2029	1,175	1,513

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2029	300	371

Rev., 4.00%, 9/1/2030	430	528

Muskogee Industrial Trust, Educational Facilities, Muskogee Public Schools Project

Rev., 5.00%, 9/1/2024	890	1,030

Rev., 5.00%, 9/1/2025	850	1,009

Rev., 5.00%, 9/1/2026	1,800	2,183

Rev., 5.00%, 9/1/2027	480	594

Rev., 4.00%, 9/1/2028	2,500	2,952

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	500	551

Rev., 5.00%, 10/1/2023	355	405

Rev., 5.00%, 10/1/2025	1,000	1,216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,123

Wagoner County School Development Authority, Wagoner Public Schools Project

Rev., 4.00%, 9/1/2025	625	714

Rev., 4.00%, 9/1/2027	725	855

Rev., 4.00%, 9/1/2028	300	360

		27,345

Other Revenue — 0.0% (c)

Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	500

Total Oklahoma		27,845

Oregon — 0.2%

Transportation — 0.2%

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,136

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,875

		3,011

Water & Sewer — 0.0% (c)

City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		3,057

Pennsylvania — 6.1%

Education — 0.7%

Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015C, Rev., 5.00%, 10/1/2022	5,055	5,601

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,897

Rev., 5.00%, 6/15/2024	2,625	3,035

		11,533

General Obligation — 2.6%

Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,265

County of Chester GO, 4.00%, 7/15/2028	2,500	3,119

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	888

Series A, GO, 4.00%, 10/1/2027	1,565	1,851

Series A, GO, 4.00%, 10/1/2028	920	1,085

County of Westmoreland Series A, GO, 5.00%, 8/15/2028	3,000	3,932

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Panther Valley School District

GO, 2.00%, 10/15/2026	750	764

GO, 2.00%, 10/15/2027	680	689

GO, 2.00%, 10/15/2028	300	303

GO, 2.00%, 10/15/2029	300	302

Penn Hills School District

GO, 5.00%, 10/1/2026	4,845	5,989

GO, 5.00%, 10/1/2027	3,585	4,536

GO, 5.00%, 10/1/2028	3,585	4,635

GO, 5.00%, 10/1/2029	3,815	5,021

Quaker Valley School District

GO, 5.00%, 10/1/2028 (f)	350	460

GO, 5.00%, 10/1/2029 (f)	425	571

GO, 5.00%, 10/1/2030 (f)	250	338

GO, 5.00%, 10/1/2031 (f)	325	437

GO, 5.00%, 10/1/2032 (f)	350	469

GO, 5.00%, 10/1/2033 (f)	325	434

GO, 5.00%, 10/1/2034 (f)	400	533

GO, 5.00%, 10/1/2035 (f)	350	465

Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	379

Upper St. Clair Township School District

Series 2019B, GO, 4.00%, 10/1/2028	575	685

Series 2019B, GO, 4.00%, 10/1/2029	420	498

		43,648

Hospital — 0.4%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,140

Rev., 5.00%, 11/1/2024	1,000	1,176

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 5.00%, 9/1/2026	250	314

Series 2020A, Rev., 5.00%, 9/1/2027	200	259

Series 2020A, Rev., 5.00%, 9/1/2028	175	231

Series 2020A, Rev., 5.00%, 9/1/2029	175	236

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,175

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,696

Southcentral General Authority, Wellspan Health Obligation Group Series 2014A, Rev., 5.00%, 6/1/2024	380	444

		6,671

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Lehigh County Industrial Development Authority, Pollution Control

Series 2016B, Rev., 1.80%, 8/15/2022 (b)	4,000	4,070

Series 2016A, Rev., 1.80%, 9/1/2022 (b)	2,500	2,534

		6,604

Other Revenue — 0.1%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2022	555	604

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (b)	1,000	1,000

		1,604

Transportation — 0.8%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.75%, 3/10/2020 (d)	13,000	13,115

Series A, Rev., 5.00%, 12/1/2021	655	702

		13,817

Water & Sewer — 1.1%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,750

Rev., 5.00%, 12/1/2022	3,000	3,336

Rev., 5.00%, 12/1/2023	4,000	4,609

Charleroi Borough Authority, Water System

Rev., AGM, 4.00%, 12/1/2024	175	198

Rev., AGM, 4.00%, 12/1/2025	150	174

Rev., AGM, 4.00%, 12/1/2026	100	118

Rev., AGM, 4.00%, 12/1/2027	125	149

City of Philadelphia, Water and Wastewater

Series A, Rev., 5.00%, 7/1/2022	1,510	1,656

Series 2014A, Rev., 5.00%, 7/1/2024	2,595	3,053

Pittsburgh Water and Sewer Authority Series A, Rev., 5.00%, 9/1/2023	270	307

		17,350

Total Pennsylvania		101,227

Rhode Island — 0.1%

General Obligation — 0.1%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2019 Series 2019C, GO, 4.00%, 1/15/2034	1,000	1,201

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.0% (c)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2022	25	27

Total Rhode Island		1,228

South Dakota — 0.1%

Education — 0.1%

South Dakota Health and Educational Facilities Authority

Series B, Rev., 4.00%, 11/1/2020	625	638

Series B, Rev., 4.00%, 11/1/2021	500	525

Series B, Rev., 5.00%, 11/1/2022	375	414

		1,577

Other Revenue — 0.0% (c)

South Dakota State Building Authority Series B, Rev., 5.00%, 6/1/2021	485	510

Total South Dakota		2,087

Tennessee — 0.7%

General Obligation — 0.5%

County of Rutherford Series A, GO, 5.00%, 4/1/2026	1,165	1,406

State of Tennessee Series A, GO, 4.00%, 8/1/2025	7,000	7,543

		8,949

Other Revenue — 0.0% (c)

Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,548

Series A, Rev., 4.00%, 5/1/2023	1,400	1,518

		3,066

Total Tennessee		12,020

Texas — 10.7%

Education — 1.0%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,182

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	312

Series 2018C, Rev., 5.00%, 8/1/2027	200	256

Series 2018C, Rev., 5.00%, 8/1/2029	325	414

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	790	820

County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 1.94%, 3/10/2020 (d)	7,500	7,503

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,262

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Series 2017, Rev., 5.00%, 10/1/2021	425	453

Series 2017, Rev., 5.00%, 10/1/2022	400	442

Series 2017, Rev., 5.00%, 10/1/2023	400	458

Texas State University System Series 2019A, Rev., 4.00%, 3/15/2034	2,250	2,685

		16,787

General Obligation — 3.6%

Abilene Independent School District, Unlimited Tax School Building GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,429

City of Abilene GO, 5.00%, 2/15/2021	475	494

City of Colony GO, 5.00%, 8/15/2020	610	622

City of Denton GO, 5.00%, 2/15/2023	1,045	1,171

City of El Paso, Refunding and Improvement

GO, 5.00%, 8/15/2021	530	562

GO, 5.00%, 8/15/2025	4,035	4,887

City of Galveston GO, 4.00%, 5/1/2024	635	712

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,125

Series A, GO, 5.00%, 3/1/2025	1,195	1,436

College of the Mainland GO, 4.00%, 8/15/2034	2,860	3,400

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2026	1,000	1,121

County of Kaufman

Series 2020A, GO, 5.00%, 2/15/2028 (f)	270	350

Series 2020A, GO, 5.00%, 2/15/2029 (f)	285	377

Series 2020A, GO, 5.00%, 2/15/2030 (f)	300	395

Series 2020A, GO, 5.00%, 2/15/2031 (f)	630	825

Series 2020A, GO, 5.00%, 2/15/2032 (f)	660	862

Series 2020A, GO, 4.00%, 2/15/2033 (f)	345	416

Series 2020A, GO, 4.00%, 2/15/2034 (f)	360	431

Series 2020A, GO, 4.00%, 2/15/2035 (f)	375	447

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Kaufman, Unlimited Tax Road

GO, 5.00%, 2/15/2030 (f)	665	876

GO, 5.00%, 2/15/2031 (f)	205	268

GO, 5.00%, 2/15/2032 (f)	425	556

GO, 4.00%, 2/15/2033 (f)	300	362

GO, 4.00%, 2/15/2034 (f)	465	558

GO, 4.00%, 2/15/2035 (f)	300	359

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,544

Galveston County, Unlimited Tax Road

Series 2017, GO, 4.00%, 2/1/2024	980	1,095

Series 2017, GO, 4.00%, 2/1/2025	800	917

Georgetown Independent School District

Series C, GO, PSF-GTD, 4.00%, 8/15/2032	2,165	2,611

Series C, GO, PSF-GTD, 4.00%, 8/15/2033	2,315	2,786

Series C, GO, PSF-GTD, 4.00%, 8/15/2034	1,465	1,759

Harris County Fresh Water Supply District No. 61 Series 2019, GO, AGM, 3.00%, 9/1/2025	530	578

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,687

GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,760

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,177

GO, PSF-GTD, 4.00%, 2/15/2031	700	818

Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	316

Klein Independent School District, Unlimited Tax Series B, GO, 5.00%, 8/1/2029	525	639

Lewisville Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2025	750	858

GO, PSF-GTD, 5.00%, 8/15/2026	750	856

GO, PSF-GTD, 5.00%, 8/15/2027	650	741

New Braunfels Independent School District, Unlimited Tax, School Building Bonds GO, PSF-GTD, 4.00%, 2/1/2034	1,000	1,184

Pasadena Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,160

Pharr San Juan Alamo Independent School District Series 2015ISD, GO, PSF-GTD, 4.00%, 2/1/2030	4,000	4,507

Richardson Independent School District Series 2019, GO, PSF-GTD, 5.00%, 2/15/2029	3,165	4,115

S & S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	703

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	275

		59,127

Hospital — 0.2%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., (SIFMA Municipal Swap Index Yield + 1.10%), 2.25%, 3/10/2020 (d)	1,750	1,771

Series 2017A, Rev., 5.00%, 10/15/2022	250	274

Series 2017A, Rev., 5.00%, 10/15/2028	250	303

Series 2017A, Rev., 5.00%, 10/15/2029	500	603

		2,951

Other Revenue — 4.1%

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier

Series 2017A, Rev., 5.00%, 1/1/2021	500	516

Series 2017A, Rev., 5.00%, 1/1/2022	750	800

Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series 2017B, Rev., 5.00%, 1/1/2021	800	823

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,113

State of Texas Rev., TRAN, 4.00%, 8/27/2020	60,000	60,926

		68,178

Prerefunded — 0.0% (c)

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023 (e)	60	65

Transportation — 1.1%

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	1,545	1,606

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,362

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	727

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	781

Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,123

North Texas Tollway Authority System, First Tier Series A, Rev., 4.00%, 1/1/2033	2,500	2,897

		18,496

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.6%

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	615

City of San Antonio, Electric and Gas Systems Series B, Rev., 2.00%, 12/1/2021 (b)	6,480	6,556

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	1,705	2,029

West Travis County Public Utility Agency

Series 2017, Rev., 5.00%, 8/15/2022	545	598

Series 2017, Rev., 5.00%, 8/15/2023	325	368

Series 2017, Rev., 5.00%, 8/15/2027	350	445

		10,611

Water & Sewer — 0.1%

City of Galveston, Waterworks and Sewer System

Rev., 5.00%, 5/1/2020	245	246

Rev., 5.00%, 5/1/2021	265	278

City of Garland, Water & Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,273

		1,797

Total Texas		178,012

Utah — 1.3%

General Obligation — 0.3%

State of Utah GO, 5.00%, 7/1/2021	4,925	5,202

Other Revenue — 0.9%

Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	12,196

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	556

Rev., AGM, 5.00%, 2/1/2025	250	297

Rev., AGM, 5.00%, 2/1/2027	720	903

Rev., AGM, 5.00%, 2/1/2029	1,070	1,334

		15,286

Transportation — 0.1%

Salt Lake City Corp. Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,091

Total Utah		21,579

Vermont — 0.1%

Education — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	800

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 10/1/2022	855	944

		1,744

Other Revenue — 0.0% (c)

Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	429

Total Vermont		2,173

Virginia — 3.0%

Education — 1.6%

Virginia College Building Authority, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	25,506

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,275

		26,781

General Obligation — 0.9%

City of Lynchburg, Public Improvement

GO, 4.00%, 8/1/2031	1,000	1,248

GO, 4.00%, 8/1/2032	1,000	1,240

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	9,299

Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,398

		14,185

Transportation — 0.1%

Virginia Resources Authority, Infrastructure Series C, Rev., 5.00%, 11/1/2027	1,235	1,577

Water & Sewer — 0.4%

Fairfax County Water Authority, Water Series B, Rev., 5.25%, 4/1/2024	5,615	6,627

Total Virginia		49,170

Washington — 1.3%

Hospital — 1.3%

Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (b)	17,000	20,600

Utility — 0.0% (c)

Snohomish County Public Utility District No. 1 Rev., 5.00%, 12/1/2025	500	616

Total Washington		21,216

West Virginia — 0.2%

Utility — 0.2%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (b)	2,905	3,009

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — 1.6%

Education — 0.1%

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,288

General Obligation — 1.5%

Pewaukee School District Series 2019B, GO, 5.00%, 9/1/2027	200	258

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	6,150

Series 1, GO, 5.00%, 11/1/2026	1,135	1,441

Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	3,014

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,415

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,670

		24,948

Hospital — 0.0% (c)

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	392

Total Wisconsin		26,628

Total Municipal Bonds (Cost $1,570,853)		1,637,466

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.0% (c)

FNMA, REMIC Series 2002-36, Class FS, 2.16%, 6/25/2032 (b) (Cost $134)	134	134

	SHARES (000)
Short-Term Investments — 2.9%

Investment Companies — 2.9%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (h) (i) (Cost $48,402)	48,403	48,403

Total Investments — 101.5% (Cost $1,619,389)		1,686,003
Liabilities in Excess of Other Assets — (1.5)%		(24,636)

NET ASSETS — 100.0%		1,661,367

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar

VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(e)	Security is prerefunded or escrowed to maturity.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.1% (a)

Alabama — 1.0%

Hospital — 0.0% (b)

UAB Medicine Finance Authority Series B-2, Rev., 5.00%, 9/1/2037	30	37

Other Revenue — 0.2%

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,148

UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	176

		1,324

Utility — 0.3%

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	500	555

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (c)	835	930

		1,485

Water & Sewer — 0.5%

Montgomery Water Works and Sanitary Sewer Board

Series 2019A, Rev., 4.00%, 9/1/2036	515	625

Series 2019A, Rev., 4.00%, 9/1/2037	800	968

Series 2019A, Rev., 4.00%, 9/1/2038	830	1,001

		2,594

Total Alabama		5,440

Alaska — 0.5%

Education — 0.0% (b)

University of Alaska Series S, Rev., 4.00%, 10/1/2021	70	73

Housing — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	690	732

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2044	1,500	1,715

Total Alaska		2,520

Arizona — 1.0%

Education — 0.2%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2033	150	185

Series 2018A, Rev., 5.00%, 7/1/2037	200	245

University of Arizona Rev., 5.00%, 6/1/2033	40	50

		914

General Obligation — 0.0% (b)

City of Flagstaff Series 2014B, GO, 5.00%, 7/1/2020	25	25

County of Pima GO, 5.00%, 7/1/2020	20	20

Maricopa County Special Health Care District Series 2018C, GO, 5.00%, 7/1/2033	10	13

Maricopa County Unified School District No. 11, Peoria School Improvement GO, 4.00%, 7/1/2034	10	12

		70

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	4,404

Other Revenue — 0.0% (b)

City of Buckeye Rev., 4.00%, 7/1/2020	25	25

City of Chandler Rev., 5.00%, 7/1/2028	25	31

City of Phoenix Civic Improvement Corp., Capital Appreciation Series 2005B, Rev., BHAC-CR, FGIC, 5.50%, 7/1/2036	125	197

County of Pinal Rev., 4.00%, 8/1/2036	50	60

		313

Transportation — 0.0% (b)

Pima County Regional Transportation Authority Rev., 5.00%, 6/1/2020	30	30

Water & Sewer — 0.0% (b)

City of Phoenix Civic Improvement Corp., Junior Lien Water System Rev., 5.00%, 7/1/2020	20	20

Total Arizona		5,751

Arkansas — 0.2%

Education — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	227

University of Arkansas, Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	128

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	123

		478

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	63

Hospital — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	430

Total Arkansas		971

California — 4.9%

Certificate of Participation/Lease — 0.3%

City of Palm Springs Series B, COP, Zero Coupon, 4/15/2021 (d)	100	99

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,699

		1,798

Education — 0.3%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	571

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (e)	50	51

Series 2018A, Rev., 5.00%, 8/1/2021 (e)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (e)	80	87

Series 2018A, Rev., 5.00%, 8/1/2023 (e)	175	197

Series 2018A, Rev., 5.00%, 8/1/2024 (e)	160	185

Series 2018A, Rev., 5.00%, 8/1/2025 (e)	150	179

Series 2018A, Rev., 5.00%, 8/1/2026 (e)	150	183

Series 2018A, Rev., 5.00%, 8/1/2027 (e)	150	186

Series 2018A, Rev., 5.00%, 8/1/2028 (e)	190	241

		1,933

General Obligation — 1.9%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	76

County of Santa Clara, Campbell Union High School District

GO, 3.00%, 8/1/2030	620	677

GO, 3.00%, 8/1/2031	30	33

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	869

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2024	60	69

Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2043	7,150	7,754

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, Zero Coupon, 8/1/2037	2,450	1,108

South Monterey County Joint Union High School District, Election of 2018 Series A-1, GO, AGM, 5.00%, 8/1/2035	15	19

		10,605

Hospital — 0.9%

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2041	250	303

California Municipal Finance Authority, Eisenhower Medical Center Series 2017A, Rev., 5.00%, 7/1/2042	1,000	1,196

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	588

Rev., 5.00%, 10/15/2047	1,000	1,158

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,632

		4,877

Other Revenue — 0.0% (b)

California State Public Works Board, Riverside Campus Series 2017H, Rev., 5.00%, 4/1/2027	10	13

Transportation — 0.3%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2032	35	42

City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,399

		1,441

Utility — 0.4%

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,139

Water & Sewer — 0.8%

City of Fairfield Rev., 4.00%, 4/1/2020	5	5

East Bay Municipal Utility District, Wastewater System Series 2015A-1, Rev., 5.00%, 6/1/2036	2,450	2,945

East Bay Municipal Utility District, Water System Series B, Rev., 5.00%, 6/1/2033	515	622

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	830

		4,402

Total California		27,208

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — 2.8%

Certificate of Participation/Lease — 0.8%

Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	3,162

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,208

State of Colorado Series 2018A, COP, 5.00%, 9/1/2031	20	25

		4,395

General Obligation — 0.3%

Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	1,000	1,302

Vauxmont Metropolitan District, Subordinate Limited Tax, Convertible to Unlimited Tax

GO, AGM, 5.00%, 12/15/2024	265	307

GO, AGM, 5.00%, 12/15/2025	250	295

		1,904

Hospital — 1.3%

Colorado Health Facilities Authority, Commonspirit Health Series A-2, Rev., 4.00%, 8/1/2049	2,500	2,865

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,203

Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,115

Denver Health and Hospital Authority, Healthcare Series 2019A, Rev., 4.00%, 12/1/2040	1,635	1,894

		7,077

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2020	25	25

Prerefunded — 0.4%

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2032 (d)	2,000	2,087

Total Colorado		15,488

Connecticut — 1.0%

Education — 0.4%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2034	725	885

Series K-1, Rev., 5.00%, 7/1/2036	450	548

Series K-1, Rev., 5.00%, 7/1/2039	490	592

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., AMT, 5.00%, 11/15/2020	300	308

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	18

		2,351

General Obligation — 0.2%

State of Connecticut

Series 2016D, GO, 5.00%, 8/15/2026	25	31

Series 2012G, GO, 4.00%, 10/15/2027	45	48

Series A, GO, 5.00%, 4/15/2029	150	189

Town of New Canaan

GO, 4.00%, 10/1/2036	240	292

GO, 4.00%, 10/1/2037	395	479

GO, 4.00%, 10/1/2039	100	120

Town of Stonington Series 2012A, GO, 4.00%, 9/1/2020	15	15

Town of Wallingford GO, 4.00%, 3/15/2021	20	21

		1,195

Hospital — 0.2%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,200

Housing — 0.2%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	280	288

Series A-1, Rev., 4.00%, 11/15/2045	95	101

Subseries A-1, Rev., 4.00%, 11/15/2047	330	356

		745

Prerefunded — 0.0% (b)

City of New Britain GO, AGM, 3.00%, 3/15/2021 (d)	25	25

Special Tax — 0.0% (b)

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2016A, Rev., 5.00%, 9/1/2027	25	31

Series 2018B, Rev., 5.00%, 10/1/2033	55	70

		101

Total Connecticut		5,617

Delaware — 0.9%

Education — 0.4%

Delaware Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	597

Series A, Rev., 5.00%, 9/1/2046	500	586

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

University of Delaware Series 2019A, Rev., 5.00%, 11/1/2045	500	804

		1,987

General Obligation — 0.0% (b)

County of New Castle GO, 5.00%, 4/1/2027	25	32

Hospital — 0.3%

Delaware State Health Facilities Authority, Bayhealth Medical Center Project

Series 2017A, Rev., 4.00%, 7/1/2033	25	29

Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,446

		1,475

Housing — 0.0% (b)

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	300	307

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,177

Total Delaware		4,978

District of Columbia — 2.5%

Other Revenue — 1.1%

District of Columbia, Income Tax Series 2019C, Rev., 5.00%, 10/1/2032	3,000	4,035

District of Columbia, Kipp DC Project

Series 2017B, Rev., 5.00%, 7/1/2027	30	37

Series 2017B, Rev., 5.00%, 7/1/2037	25	31

Rev., 4.00%, 7/1/2039	600	688

Rev., 4.00%, 7/1/2044	1,240	1,404

District of Columbia, National Public Radio, Inc. Series 2016, Rev., 5.00%, 4/1/2024	25	29

		6,224

Prerefunded — 0.2%

District of Columbia

Series A, Rev., 6.00%, 7/1/2043 (d)	500	585

Series A, Rev., 6.00%, 7/1/2048 (d)	500	585

		1,170

Transportation — 1.2%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	6,258

Total District of Columbia		13,652

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 3.3%

Certificate of Participation/Lease — 0.0% (b)

Monroe County School District

Series A, COP, 5.00%, 6/1/2032	100	125

Series A, COP, 5.00%, 6/1/2034	40	50

		175

Education — 0.4%

Florida Atlantic University Finance Corp., Student Housing Project

Series 2019A, Rev., 5.00%, 7/1/2031	15	19

Series 2019B, Rev., 5.00%, 7/1/2034	120	155

Volusia County Educational Facility Authority, Embry-Riddle Aeronautical

Series 2020A, Rev., 4.00%, 10/15/2037	725	848

Series 2020A, Rev., 4.00%, 10/15/2038	750	874

Series 2020A, Rev., 4.00%, 10/15/2039	350	407

		2,303

General Obligation — 1.2%

County of Miami-Dade Series A, GO, 5.00%, 7/1/2036	2,745	3,596

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,843

School Board of Miami-Dade County (The) GO, 5.00%, 3/15/2020	40	40

		6,479

Hospital — 1.1%

City of South Miami Health Facilities Authority, Inc., Baptist Health Rev., 4.00%, 8/15/2042	20	23

Orange County Health Facilities Authority

Series B, Rev., 4.00%, 10/1/2045	215	238

Palm Beach County Health Facilities Authority, Baptist Health Rev., 4.00%, 8/15/2049	5,000	5,787

South Broward Hospital District, Memorial Healthcare System Series 2016, Rev., 5.00%, 5/1/2023	10	11

		6,059

Housing — 0.0% (b)

Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	30	31

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Florida Department of Environmental Protection Series 2011A, Rev., 5.00%, 7/1/2020	20	20

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

City of Jacksonville Series B, Rev., 5.00%, 10/1/2024	20	24

County of Miami-Dade Series 2016, Rev., 4.00%, 10/1/2040	105	118

Orange County Convention Center Series 2016A, Rev., 4.00%, 10/1/2036	40	46

		188

Prerefunded — 0.0% (b)

Palm Beach County Health Facilities Authority, Bethesda Healthcare System, Inc. Project

Series A, Rev., AGM, 4.75%, 7/1/2025 (d)	5	5

Series A, Rev., AGM, 5.25%, 7/1/2040 (d)	5	5

		10

Transportation — 0.0% (b)

Florida’s Turnpike Enterprise, Department of Transportation

Series A, Rev., 5.00%, 7/1/2020	35	36

Series 2018A, Rev., 5.00%, 7/1/2033	55	72

		108

Utility — 0.5%

City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	18

City of Port St. Lucie, Utility Systems Series 2018, Rev., 5.00%, 9/1/2028	25	32

City of Tallahassee, Utility System Series 2017, Rev., 5.00%, 10/1/2023	10	11

County of Sarasota, Utility System

Series 2019A, Rev., 5.00%, 10/1/2038	25	33

Series 2016A, Rev., 4.00%, 10/1/2043	65	73

Florida Governmental Utility Authority

Rev., AGM, 4.00%, 10/1/2034	600	728

Rev., AGM, 4.00%, 10/1/2035	1,000	1,210

Florida Governmental Utility Authority, Aloha Utility System Rev., AGM, 4.00%, 10/1/2036	370	447

		2,552

Water & Sewer — 0.0% (b)

City of Lauderhill, Water & Sewer System Rev., 4.00%, 10/1/2027	15	18

County of St. Johns, Water and Sewer

Rev., 4.00%, 6/1/2020	20	20

Rev., 5.00%, 6/1/2020	35	36

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2028	30	39

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2020 (d)	20	20

		133

Total Florida		18,058

Georgia — 4.3%

Education — 0.4%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	2,356

Hospital — 1.0%

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	2,915	3,340

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,142

Glynn-Brunswick Memorial Hospital Authority, Health System Project Rev., 4.00%, 8/1/2038	1,000	1,180

		5,662

Housing — 0.1%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., AMT, 5.00%, 6/1/2029	15	15

Subseries A-1, Rev., AMT, 4.00%, 6/1/2044	140	147

Lawrenceville Building Authority Rev., 5.00%, 4/1/2020	25	25

		187

Other Revenue — 0.0% (b)

Metropolitan Atlanta Rapid Transit Authority, Sales tax Series 2005A, Rev., NATL-RE, 5.00%, 7/1/2020	25	25

Prerefunded — 0.0% (b)

Brunswick-Glynn County, Joint Water & Sewer Commission Series C, Rev., AGM, 4.50%, 6/1/2035 (d)	5	5

Dahlonega Downtown Development Authority, North Georgia MBA, LLC Project Rev., AGC, 4.75%, 7/1/2040 (d)	5	5

Medical Center Hospital Authority, Columbus Regional Healthcare System, Inc. Project Rev., GRAN, AGM, 5.00%, 8/1/2045 (d)	5	5

		15

Transportation — 0.0% (b)

Metropolitan Atlanta Rapid Transit Authority Series A, Rev., NATL-RE, 5.25%, 7/1/2028	110	147

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 2.8%

Main Street Natural Gas, Inc., Gas Supply

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (c)	5,000	5,504

Series 2019B, Rev., 4.00%, 12/2/2024 (c)	8,600	9,824

		15,328

Total Georgia		23,720

Hawaii — 0.4%

General Obligation — 0.4%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,381

Idaho — 0.0% (b)

Education — 0.0% (b)

University of Idaho Series 2018A, Rev., 5.00%, 4/1/2035	25	32

Illinois — 4.2%

General Obligation — 1.4%

City of Oak Forest Series 2016B, GO, 3.00%, 12/15/2020	365	371

City of Rockford, Waterworks System Series 2018B, GO, 4.00%, 12/15/2022	105	113

Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	316

State of Illinois

Series 2018A, GO, 5.00%, 10/1/2021	50	53

Series 2012A, GO, 4.00%, 1/1/2024	15	16

GO, 5.00%, 5/1/2024	205	236

Series D, GO, 5.00%, 11/1/2024	325	379

Series 2012, GO, 4.00%, 8/1/2025	25	26

Series 2012, GO, 4.00%, 3/1/2026	10	10

Series 2012A, GO, 5.00%, 1/1/2027	25	27

GO, 5.00%, 5/1/2027	175	200

GO, 5.00%, 6/1/2027	25	30

Series 2009A, GO, 4.00%, 9/1/2027	115	115

Series 2016, GO, 5.00%, 11/1/2028	20	24

Series 2012A, GO, 4.00%, 1/1/2029	45	47

GO, 5.50%, 1/1/2030	20	27

GO, 4.13%, 11/1/2031	20	23

Series 2016, GO, 4.00%, 6/1/2033	15	17

Series 2016, GO, 4.00%, 6/1/2036	25	28

GO, 4.00%, 6/1/2037	45	50

GO, 5.50%, 7/1/2038	3,000	3,367

Village of Arlington Heights GO, 4.00%, 12/1/2034	130	146

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,245

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Village of Hoffman Estates GO, 5.00%, 12/1/2033	80	103

Village of Midlothian

GO, AGM, 4.00%, 1/1/2022 (f)	10	10

GO, AGM, 4.00%, 1/1/2023 (f)	10	11

GO, AGM, 4.00%, 1/1/2024 (f)	75	82

GO, AGM, 4.00%, 1/1/2025 (f)	40	45

GO, AGM, 4.00%, 1/1/2026 (f)	65	74

GO, AGM, 4.00%, 1/1/2027 (f)	85	99

GO, AGM, 4.00%, 1/1/2028 (f)	65	77

GO, AGM, 4.00%, 1/1/2029 (f)	95	113

Will County School District No. 86 Joliet Series A, GO, 4.00%, 3/1/2024	220	243

Winnebago and Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	37

		7,760

Hospital — 0.3%

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	368

Series 2017C, Rev., 5.00%, 3/1/2034	205	247

Illinois Finance Authority, Presence Health Network Series 2016C, Rev., 4.00%, 2/15/2041	930	1,065

		1,680

Housing — 0.0% (b)

Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2016A, Rev., 5.00%, 11/1/2031	10	12

Other Revenue — 1.5%

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	210

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	4,255

Series C, Rev., 5.25%, 1/1/2043	1,500	1,907

Sales Tax Securitization Corp., Second Lien Series 2020A, Rev., 4.00%, 1/1/2040	1,395	1,646

State of Illinois Series 2016C, Rev., 5.00%, 6/15/2022	25	27

State of Illinois, Sales Tax Series D, Rev., 5.00%, 6/15/2027	15	18

		8,063

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.2%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039 (d)	1,260	1,312

Illinois Finance Authority, Presence Health Network Series 2016C, Rev., 4.00%, 2/15/2041 (d)	20	24

Illinois Finance Authority, University of Chicago Medical Center Series C, Rev., 4.50%, 8/15/2026 (d)	5	5

		1,341

Transportation — 0.8%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039	240	249

Illinois State Toll Highway Authority

Series 2019C, Rev., 5.00%, 1/1/2031	3,000	4,015

Series 2019A, Rev., 4.00%, 1/1/2044	25	29

		4,293

Water & Sewer — 0.0% (b)

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2040	105	136

Total Illinois		23,285

Indiana — 1.6%

Education — 0.4%

Greenfield Middle School Building Corp.

Rev., 4.00%, 1/15/2026	100	116

Rev., 4.00%, 7/15/2031	240	279

Rev., 4.00%, 7/15/2032	350	405

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 1/15/2023	10	11

Indiana Finance Authority, Butler University Project Rev., 4.00%, 2/1/2040	25	29

Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034	1,100	1,376

University of Southern Indiana, Student Fee Series M, Rev., 5.00%, 10/1/2029	25	33

		2,249

General Obligation — 0.0% (b)

Gary Community School Corp. GO, 4.00%, 7/15/2023	230	249

Hospital — 0.2%

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2032	15	19

Series A, Rev., 4.00%, 11/1/2043	1,125	1,263

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Indiana Finance Authority, Parkview Health Series A, Rev., 4.00%, 11/1/2048	50	57

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	17

		1,356

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Clarksville Redevelopment Authority, Economic Development Lease Rental Rev., 4.00%, 2/1/2029	310	372

Other Revenue — 0.1%

City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	217

Clarksville Redevelopment Authority, District Tax Increment Rev., 5.00%, 1/15/2031	30	39

Indiana Finance Authority Series 2012M, Rev., 4.00%, 7/1/2020	100	101

		357

Prerefunded — 0.8%

Carmel Redevelopment Authority Rev., 5.00%, 7/1/2025 (d)	5	5

Indiana Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 2/1/2030 (d)	4,000	4,319

		4,324

Utility — 0.0% (b)

Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	36

Total Indiana		8,943

Iowa — 0.1%

General Obligation — 0.0% (b)

City of Bettendorf Series 2013A, GO, 4.00%, 6/1/2020	30	30

City of Council Bluffs Series 2018A, GO, 5.00%, 6/1/2020	25	25

Waukee Community School District, Capital Loan Notes Series 2016A, GO, 5.00%, 6/1/2020	25	26

		81

Housing — 0.1%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Series 2016D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	465	493

		518

Other Revenue — 0.0% (b)

Iowa Finance Authority, Revolving Fund — Green Bonds Rev., 5.00%, 8/1/2034	15	19

Total Iowa		618

Kansas — 0.0% (b)

General Obligation — 0.0% (b)

Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	50	54

Kentucky — 0.4%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Kentucky COP, 4.00%, 6/15/2032	30	33

Education — 0.0% (b)

Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	23

Hospital — 0.4%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,895

Housing — 0.0% (b)

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	20	21

Transportation — 0.0% (b)

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	34

Total Kentucky		2,006

Louisiana — 1.0%

General Obligation — 0.5%

State of Louisiana

Series 2019A, GO, 5.00%, 3/1/2020	20	20

Series 2014C, GO, 5.00%, 8/1/2020	25	25

Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,610

		2,655

Hospital — 0.3%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Series 2015A1, Rev., 5.00%, 6/1/2039	25	31

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,239

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

St. Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	56

		1,326

Other Revenue — 0.2%

City of Ruston Rev., AGM, 5.00%, 6/1/2024	10	12

Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2029	100	124

Tobacco Settlement Financing Corp., Asset-Backed Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,111

		1,247

Prerefunded — 0.0% (b)

East Ouachita Parish School District GO, 4.25%, 3/1/2032 (d)	5	5

Utility — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2020	45	45

Total Louisiana		5,278

Maine — 0.1%

Housing — 0.1%

Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	365	387

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	105

Total Maine		492

Maryland — 1.5%

Certificate of Participation/Lease — 1.4%

Baltimore County, Equipment Acquisition Program Series 2019, COP, 5.00%, 3/1/2029	5,735	7,625

General Obligation — 0.0% (b)

County of Charles GO, 4.00%, 3/1/2020	20	20

Hospital — 0.0% (b)

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	129

Housing — 0.0% (b)

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	225	238

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

State of Maryland, State and Local Facilities Loan GO, 3.00%, 3/15/2023 (d)	40	40

Transportation — 0.0% (b)

Maryland State Transportation Authority Series 2017, Rev., 5.00%, 7/1/2028	10	13

Water & Sewer — 0.1%

City of Baltimore, Stormwater Projects Series 2019A, Rev., 4.00%, 7/1/2044	50	59

City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	330

Maryland Water Quality Financing Administration Revolving Loan Fund Series 2014, Rev., 5.00%, 3/1/2020	50	50

		439

Total Maryland		8,504

Massachusetts — 2.3%

Education — 0.8%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	1,023

Rev., 5.00%, 1/1/2037	315	389

University of Massachusetts Building Authority, Senior Lien

Series 1, Rev., 5.00%, 11/1/2020	10	10

Series 2020-1, Rev., 5.00%, 11/1/2034	2,000	2,690

		4,112

General Obligation — 0.8%

City of Boston Series A, GO, 5.00%, 4/1/2020	20	20

City of Lowell, Municipal Purpose Loan Series 2018, GO, 5.00%, 3/1/2028	90	119

Commonwealth of Massachusetts Series E, GO, 5.00%, 9/1/2020	25	25

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	4,291

Town of Bellingham GO, 4.00%, 6/15/2032	10	12

Town of Dartmouth GO, 4.00%, 4/15/2020	25	25

Town of Plymouth, Municipal Purpose Loan GO, 5.00%, 5/1/2020	20	20

		4,512

Housing — 0.2%

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	410	433

Series 167, Rev., 4.00%, 12/1/2043	260	271

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 169, Rev., 4.00%, 12/1/2044	485	505

		1,209

Transportation — 0.5%

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,820

Total Massachusetts		12,653

Michigan — 1.3%

General Obligation — 0.2%

Grand Rapids Public Schools Series 2019, GO, AGM, 5.00%, 11/1/2043	1,000	1,269

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 5/1/2033	10	13

Whitehall District Schools GO, AGM, 5.00%, 5/1/2033	25	31

		1,313

Hospital — 0.4%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054	2,000	2,358

Housing — 0.0% (b)

Michigan State Housing Development Authority, Single Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	120	127

Other Revenue — 0.2%

Michigan State Building Authority, Facilities Program Series 2015I, Rev., 4.00%, 4/15/2040	120	133

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	870

		1,003

Prerefunded — 0.0% (b)

Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital Series A, Rev., 5.00%, 5/15/2036 (d)	5	5

Zeeland Public Schools GO, AGM, 4.50%, 5/1/2030 (d)	5	5

		10

Transportation — 0.3%

State of Michigan, Trunk Line Fund Rev., 5.00%, 11/15/2036	1,500	1,600

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2045	600	777

Total Michigan		7,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — 2.7%

Certificate of Participation/Lease — 0.1%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2021	150	155

Series 2019B, COP, 5.00%, 2/1/2022	160	172

		327

Education — 0.3%

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,173

Rev., 4.00%, 3/1/2033	500	586

		1,759

General Obligation — 1.4%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, Zero Coupon, 2/1/2026	150	133

Series 2017B, GO, Zero Coupon, 2/1/2027	400	343

Series 2017B, GO, Zero Coupon, 2/1/2028	225	185

Series 2017B, GO, Zero Coupon, 2/1/2030	880	663

City of Excelsior Series 2019A, GO, 5.00%, 2/1/2027	100	127

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2026	25	29

East Grand Forks Independent School District No. 595 Series A, GO, 4.00%, 2/1/2027	15	18

Greenway Independent School District No. 316

Series 2019F, GO, Zero Coupon, 2/1/2029	1,320	1,120

Series 2019F, GO, Zero Coupon, 2/1/2030	700	576

Series 2019F, GO, Zero Coupon, 2/1/2031	545	433

Lakeville Independent School District No. 194 , Credit Enhancement Program Series 2018A, GO, 5.00%, 2/1/2028	25	32

State of Minnesota Series A, GO, 5.00%, 8/1/2020	20	20

Virginia Independent School District No. 706 Series A, GO, 5.00%, 2/1/2030	3,000	3,872

		7,551

Hospital — 0.6%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	3,437

Housing — 0.3%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	45	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	15	15

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	13	13

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	60	61

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	15	15

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	30	31

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	50	51

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2014A, Rev., AMT, 4.00%, 7/1/2038	220	233

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	65	66

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	605	645

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	350	377

		1,553

Other Revenue — 0.0% (b)

Minnesota Public Facilities Authority Series 2010A, Rev., 5.00%, 3/1/2020	25	25

Prerefunded — 0.0% (b)

Perham Hospital District Rev., 6.35%, 3/1/2035 (d)	5	5

Total Minnesota		14,657

Mississippi — 0.7%

Education — 0.5%

Mississippi Development Bank, Lafayette County School District General Obligation Bond Project Rev., 4.00%, 4/1/2033	20	24

Mississippi Development Bank, Northwest Mississippi Community College Improvement Project Rev., 4.00%, 3/1/2050 (f)	2,335	2,733

		2,757

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.2%

Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,202

Total Mississippi		3,959

Missouri — 1.1%

Certificate of Participation/Lease — 0.0% (b)

City of Sedalia COP, 4.00%, 7/15/2035	205	234

Education — 0.9%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,152

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,140

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,448

		4,740

General Obligation — 0.0% (b)

St. Louis County Reorganized School District No. R-6 Series 2017, GO, 5.00%, 2/1/2023	10	11

Housing — 0.2%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	385	406

Series 2015B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	480	515

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	5	5

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	30	31

		957

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2010B, Rev., 5.00%, 7/1/2025	35	36

Prerefunded — 0.0% (b)

Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series B, Rev., 4.50%, 6/1/2025 (d)	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.0% (b)

Metropolitan St. Louis Sewer District Series 2017A, Rev., 5.00%, 5/1/2034	10	13

Total Missouri		5,996

Montana — 0.3%

Hospital — 0.3%

Montana Facility Finance Authority, SCL Health System Series A, Rev., 4.00%, 1/1/2038	1,200	1,442

Housing — 0.0% (b)

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	155	162

Series A-2, Rev., AMT, 4.00%, 12/1/2038	105	110

		272

Prerefunded — 0.0% (b)

Montana Facility Finance Authority, Community Medical Center, Inc. Project Series 2010D, Rev., 5.50%, 6/1/2035 (d)	5	5

Total Montana		1,719

Nebraska — 0.7%

Hospital — 0.0% (b)

Douglas County Hospital Authority No. 2, Health Facilities Series 2016, Rev., 5.00%, 5/15/2030	10	12

Utility — 0.7%

Central Plains Energy Project No. 3

Series 2017A, Rev., 5.00%, 9/1/2034	1,000	1,372

Series 2017A, Rev., 5.00%, 9/1/2042	1,500	2,221

Public Power Generation Agency, Whelan Energy Center Unit 2

Series 2015A, Rev., 5.00%, 1/1/2026	100	119

Series A, Rev., 5.00%, 1/1/2034	185	225

Series 2016A, Rev., 5.00%, 1/1/2035	25	30

		3,967

Total Nebraska		3,979

Nevada — 0.6%

General Obligation — 0.0% (b)

State of Nevada, Natural Resources Series 2016D, GO, 5.00%, 5/1/2020	30	30

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	428

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.5%

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,866

Water & Sewer — 0.0% (b)

Truckee Meadows Water Authority Series 2016, Rev., 5.00%, 7/1/2031	15	19

Total Nevada		3,343

New Hampshire — 0.0% (b)

Housing — 0.0% (b)

New Hampshire Housing Finance Authority, Single Family Mortgage

Series C, Rev., AMT, 4.00%, 1/1/2028	35	36

Series 2011A, Rev., AMT, 5.25%, 7/1/2028	5	5

		41

Total New Hampshire		41

New Jersey — 5.3%

Certificate of Participation/Lease — 0.0% (b)

County of Middlesex COP, 4.00%, 6/15/2022	110	118

Education — 0.9%

New Jersey Economic Development Authority, School Facilities Construction Series NN, Rev., 5.00%, 3/1/2024	150	166

New Jersey Educational Facilities Authority Series 2016B, Rev., 5.00%, 9/1/2036	105	125

New Jersey Educational Facilities Authority, Green Bonds Series 2020A, Rev., 5.00%, 7/1/2045 (f)	3,500	4,552

		4,843

General Obligation — 0.0% (b)

Livingston Township School District GO, 4.00%, 7/15/2020	80	81

Township of South Brunswick GO, 5.00%, 7/1/2020	30	30

		111

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	880	989

Industrial Development Revenue/Pollution Control Revenue — 0.6%

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	291

New Jersey Economic Development Authority, College Avenue Redevelopment Project Rev., 5.00%, 6/15/2020	60	61

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	3,264

		3,616

Other Revenue — 0.8%

Gloucester County Improvement Authority (The), Landfill Project Series 2016A, Rev., GTD, 4.00%, 3/1/2020	25	25

Monmouth County Improvement Authority Rev., GTD, 5.00%, 12/1/2020	60	62

Morris County Improvement Authority, Morris County General Obligation Bond Project Rev., GTD, 4.00%, 5/1/2020	20	20

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	1,150

Series A, Rev., 5.00%, 6/1/2046	1,000	1,217

Series A, Rev., 5.25%, 6/1/2046	1,500	1,860

		4,334

Transportation — 2.8%

New Jersey Transportation Trust Fund Authority Series BB, Rev., 4.00%, 6/15/2038	1,500	1,724

New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., Zero Coupon, 12/15/2036	10,355	6,680

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,231

Series A, Rev., 5.00%, 6/15/2031	3,000	3,589

		15,224

Total New Jersey		29,235

New Mexico — 0.2%

Housing — 0.2%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	10	10

Series 2012A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	105	107

Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	540	590

		707

Transportation — 0.0% (b)

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2024	100	101

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Roswell, Joint Water and Sewer System Series B, Rev., 4.00%, 6/1/2020	20	20

Total New Mexico		828

New York — 10.0%

Education — 0.9%

Monroe County Industrial Development Corp., University of Rochester Series 2017C, Rev., 4.00%, 7/1/2033	60	71

New York State Dormitory Authority

Series 2015B, Rev., 5.00%, 7/1/2026	15	18

Series 2018C, Rev., 5.00%, 3/15/2038	1,250	1,598

Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,408

New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2036	640	964

Tompkins County Development Corp., Ithaca College Rev., 5.00%, 7/1/2032	80	101

		5,160

General Obligation — 0.3%

County of Rockland Series B, GO, AGM, 5.00%, 9/1/2027	10	13

Homer Central School District GO, 4.00%, 3/15/2020	30	30

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	26

Sweet Home Central School District Series A, GO, 4.00%, 7/15/2020	15	15

Town of Greenburgh, Public Improvement GO, 5.00%, 4/15/2020	25	25

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	247

GO, AGM, 4.00%, 11/15/2041	205	230

GO, AGM, 4.00%, 11/15/2042	315	352

GO, AGM, 4.00%, 11/15/2043	325	363

Village of Tuxedo Park GO, 4.00%, 8/1/2031	45	54

		1,355

Housing — 0.1%

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	340	360

Other Revenue — 1.8%

Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Series 2013A, Rev., 3.00%, 3/15/2020	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series C, Rev., 5.00%, 11/1/2021	170	175

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	6,356

New York State Urban Development Corp., State Sales Tax Series 2019A, Rev., 5.00%, 3/15/2041	2,000	2,618

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	505

Westchester Tobacco Asset Securitization Series 2016B, Rev., 5.00%, 6/1/2025	130	153

		9,827

Prerefunded — 0.0% (b)

Canton Capital Resource Corp., Grasse River Series A, Rev., AGM, 4.13%, 5/1/2024 (d)	5	5

Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2030 (d)	70	78

		83

Special Tax — 0.8%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2011A, Rev., 5.00%, 3/15/2020	50	50

New York State Thruway Authority, State Personal Income Tax Series A, Rev., 5.00%, 3/15/2020	25	25

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2013D, Rev., 5.00%, 3/15/2020	30	30

Series 2019A, Rev., 5.00%, 3/15/2042	3,500	4,423

		4,528

Transportation — 3.0%

Metropolitan Transportation Authority Series D, Rev., 5.00%, 11/15/2031	400	498

New York State Thruway Authority Series 2019B, Rev., 4.00%, 1/1/2037	3,000	3,640

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,704

Rev., AMT, 5.00%, 1/1/2036	1,125	1,387

Port Authority of New York and New Jersey Series 188, Rev., AMT, 5.00%, 5/1/2024	50	58

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	7,470	9,031

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Triborough Bridge and Tunnel Authority Series 2018B, Rev., 5.00%, 11/15/2031	75	107

		16,425

Utility — 0.9%

Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,881

Water & Sewer — 2.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.25%, 3/2/2020 (c)	10,000	10,000

New York State Environmental Facilities Corp. Series B, Rev., 5.50%, 10/15/2020 (d)	40	41

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	2,215

		12,256

Total New York		54,875

North Carolina — 3.1%

Education — 0.6%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	1,060	1,292

Rev., 5.00%, 6/1/2028	905	1,100

Rev., 5.00%, 6/1/2029	350	424

Rev., 5.00%, 6/1/2030	450	542

		3,358

General Obligation — 0.0% (b)

City of High Point GO, 5.00%, 3/1/2020	25	25

City of Winston-Salem Series B, GO, 4.00%, 6/1/2030	10	12

County of Iredell Series 2015C, GO, 5.00%, 4/1/2020	25	25

County of Lee GO, 5.00%, 4/1/2020	50	50

County of Union Series A, GO, 5.00%, 3/1/2020	40	40

State of North Carolina

Series D, GO, 4.00%, 6/1/2020	30	30

Series 2016B, GO, 5.00%, 6/1/2020	25	25

		207

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

North Carolina Housing Finance Agency, Homeownership

Series 2, Rev., 4.25%, 1/1/2028	10	10

Series 1, Rev., AMT, 4.50%, 7/1/2028	25	26

Series A, Rev., AMT, 3.50%, 7/1/2039	275	288

		324

Other Revenue — 1.9%

City of Monroe, Enterprise System Rev., 4.00%, 3/1/2020	75	75

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	33

City of Wilmington Rev., 5.00%, 6/1/2020	25	25

County of Burke

Series 2017, Rev., 5.00%, 4/1/2025	15	18

Series 2018, Rev., 5.00%, 4/1/2031	25	31

State of North Carolina Rev., GRAN, 5.00%, 3/1/2033	7,735	10,124

Town of Fuquay-Varina Rev., 5.00%, 11/1/2030	10	13

		10,319

Prerefunded — 0.0% (b)

North Carolina Medical Care Commission, Duke University Health Systems Series A, Rev., 4.75%, 6/1/2035 (d)	5	5

University of North Carolina at Charlotte (The) Series B-1, Rev., 4.00%, 10/1/2025 (d)	5	5

		10

Transportation — 0.5%

North Carolina Turnpike Authority Rev., 5.00%, 7/1/2021	35	37

Raleigh Durham Airport Authority

Series 2020A, Rev., AMT, 5.00%, 5/1/2035	1,000	1,335

Series 2020A, Rev., AMT, 5.00%, 5/1/2036	1,000	1,332

		2,704

Water & Sewer — 0.0% (b)

City of Charlotte Rev., 5.00%, 7/1/2029	10	12

City of Greensborough, Combined Water & Sewer System Rev., 5.00%, 6/1/2027	10	13

		25

Total North Carolina		16,947

North Dakota — 0.1%

Housing — 0.1%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series B, Rev., 4.50%, 1/1/2028	80	83

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Series 2011D, Rev., 4.25%, 7/1/2028	45	46

Series A, Rev., 4.00%, 7/1/2034	230	242

Series 2016D, Rev., 3.50%, 7/1/2046	400	428

		799

Total North Dakota		799

Ohio — 3.5%

Education — 0.0% (b)

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	31

Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series 2012A, Rev., 5.00%, 12/1/2020	10	10

		41

General Obligation — 1.8%

Athens City School District Series 2019A, GO, 4.00%, 12/1/2040	460	542

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	2,094

Delaware City School District, School Facilities Construction and Improvement GO, 4.00%, 12/1/2039	160	192

Licking Heights Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2034	10	12

State of Ohio

Series A, GO, 5.00%, 5/1/2031	4,000	5,074

Series A, GO, 5.00%, 5/1/2033	1,500	1,896

State of Ohio, Higher Education Series B, GO, 5.00%, 8/1/2023	110	121

		9,931

Hospital — 0.4%

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series A, Rev., 5.50%, 7/1/2039	1,000	1,131

County of Warren, Otterbein Homes

Series A, Rev., 5.00%, 7/1/2031	115	139

Series A, Rev., 4.00%, 7/1/2045	740	832

		2,102

Housing — 0.0% (b)

County of Warren, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2032	35	42

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	60	62

		124

Other Revenue — 0.7%

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	3,210	3,677

Prerefunded — 0.4%

Greenville City School District, School Improvement

GO, 5.25%, 1/1/2038 (d)	1,000	1,081

GO, 5.25%, 1/1/2041 (d)	1,000	1,081

Ohio Higher Educational Facility Commission Rev., 5.00%, 7/1/2044 (d)	5	5

Streetsboro City School District Series A, GO, 4.00%, 12/1/2036 (d)	5	5

		2,172

Transportation — 0.2%

Ohio Turnpike and Infrastructure Commission, Junior Lien Series 2020A, Rev., 3.22%, 2/15/2048	1,000	1,046

Utility — 0.0% (b)

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (c)	100	102

Total Ohio		19,195

Oklahoma — 0.9%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	794

Housing — 0.0% (b)

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program

Series 2011B, Rev., GNMA COLL, 4.50%, 9/1/2027	35	36

Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	20	20

		56

Other Revenue — 0.0% (b)

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.7%

Oklahoma Development Finance Authority (The), Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	2,000	2,014

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	2,017

		4,031

Total Oklahoma		4,892

Oregon — 0.7%

General Obligation — 0.0% (b)

City of Sheridan GO, 4.00%, 12/1/2027	10	12

Clackamas County School District No. 7J Lake Oswego GO, 4.00%, 6/1/2020	25	25

		37

Transportation — 0.0% (b)

State of Oregon, Department of Transportation, User Tax Series 2013A, Rev., 5.00%, 11/15/2022	5	6

Utility — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	377

Water & Sewer — 0.6%

City of Portland, Water System, Second Lien Series 2020A, Rev., 5.00%, 5/1/2035	2,635	3,531

Total Oregon		3,951

Pennsylvania — 11.3%

Certificate of Participation/Lease — 0.2%

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,367

Education — 0.4%

Montgomery County Higher Education and Health Authority, Arcadia University Rev., 4.00%, 9/1/2036	1,655	1,959

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2036	100	117

Swarthmore Borough Authority, Swarthmore College

Rev., 5.00%, 9/15/2023	25	29

Series 2016B, Rev., 4.00%, 9/15/2041	15	17

		2,122

General Obligation — 1.7%

Abington School District Series 2017A, GO, 4.00%, 10/1/2037	15	17

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Central Dauphin School District GO, 4.00%, 2/1/2030	25	29

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,355

Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	152

County of Cambria Series 2020B, GO, AGM, 4.00%, 8/1/2035	700	793

Mifflinburg Area School District

Series 2020A, GO, 4.00%, 6/15/2038 (f)	620	721

Series 2020A, GO, 4.00%, 6/15/2039 (f)	335	389

Series 2020A, GO, 4.00%, 6/15/2040 (f)	400	464

North Penn School District Series A, GO, 5.00%, 3/1/2020	25	25

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,433

Township of Cranberry GO, 4.00%, 3/1/2020	50	50

Township of West Bradford

GO, 4.00%, 12/15/2040 (f)	600	702

GO, 4.00%, 12/15/2045 (f)	1,100	1,274

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	303

West Mifflin School District GO, 3.00%, 4/1/2038	1,400	1,492

		9,199

Hospital — 3.4%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	2,266

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2036	50	62

Rev., 5.00%, 11/1/2037	430	529

Berks County Municipal Authority (The), Tower Health Project Series 2020B-2, Rev., 5.00%, 2/1/2027 (c)	2,000	2,503

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	29

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,345

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	42

Rev., 5.00%, 11/1/2036	510	613

Rev., 5.00%, 11/1/2037	250	300

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	4,324

Series 2018A, Rev., 4.00%, 9/1/2043	3,740	4,280

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	445	453

Rev., 4.00%, 12/15/2028	1,000	1,109

Rev., 5.00%, 12/15/2038	750	848

		18,703

Housing — 0.2%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	20	21

Series 118A, Rev., AMT, 3.50%, 4/1/2040	580	599

Series 122, Rev., AMT, 4.00%, 10/1/2046	375	403

		1,023

Industrial Development Revenue/Pollution Control Revenue — 1.5%

Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2049	3,345	3,874

Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group Rev., 5.00%, 11/15/2025	510	552

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 5.00%, 12/1/2044	350	418

Series 2019, Rev., 5.00%, 12/1/2049	500	595

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (c)	2,950	3,044

		8,483

Other Revenue — 2.1%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	9,950	11,422

Prerefunded — 0.0% (b)

Commonwealth of Pennsylvania GO, 5.00%, 5/1/2021 (d)	25	25

Delaware County Authority, Haverford College Rev., 4.25%, 11/15/2022 (d)	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — continued

Pennsylvania Higher Educational Facilities Authority

Rev., 4.50%, 3/1/2029 (d)	5	5

Rev., 4.50%, 3/1/2030 (d)	5	5

		40

Transportation — 1.2%

Pennsylvania Turnpike Commission

Series E, Rev., 6.00%, 12/1/2030	305	403

Series A, Rev., 5.00%, 12/1/2044	5,000	6,270

		6,673

Water & Sewer — 0.6%

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,891

Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,396

		3,287

Total Pennsylvania		62,319

Rhode Island — 0.1%

Education — 0.0% (b)

Rhode Island Health and Educational Building Corp., Public Schools Series A, Rev., AGM, 5.00%, 5/15/2032	25	32

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	309

		341

General Obligation — 0.1%

City of Pawtucket Series D, GO, AGM, 5.00%, 7/15/2028	200	259

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series A, GO, 3.50%, 10/1/2020	100	101

		360

Total Rhode Island		701

South Carolina — 2.2%

General Obligation — 1.4%

Fort Mill School District No. 4

Series 2013B, GO, SCSDE, 5.00%, 3/1/2020	65	65

Series 2019B, GO, SCSDE, 5.00%, 3/1/2020	50	50

Lexington County School District No. 1 Series 2013A, GO, SCSDE, 5.00%, 3/1/2020	25	25

Spartanburg County School District No. 7

Series 2019D, GO, SCSDE, 5.00%, 3/1/2043	4,000	5,140

Series 2019D, GO, SCSDE, 5.00%, 3/1/2044	1,970	2,526

		7,806

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	295	317

Other Revenue — 0.0% (b)

City of North Charleston 4.00%, 10/1/2040	90	106

Greenville Public Facilities Corp. Rev., 5.00%, 4/1/2020	20	20

		126

Prerefunded — 0.0% (b)

South Carolina Ports Authority Rev., 5.25%, 7/1/2040 (d)	5	5

Transportation — 0.2%

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,210

Utility — 0.5%

City of Greenwood, Combined Public Utility

Rev., 5.00%, 12/1/2020	210	216

Rev., 5.00%, 12/1/2022	235	261

Rev., 5.00%, 12/1/2023	220	253

Rev., 5.00%, 12/1/2024	365	432

Rev., 5.00%, 12/1/2026	340	425

Rev., 5.00%, 12/1/2028	250	327

Rev., 5.00%, 12/1/2030	675	895

		2,809

Water & Sewer — 0.0% (b)

Greenwood Metropolitan District Rev., 5.00%, 10/1/2027	10	13

Spartanburg Sanitary Sewer District Series 2009-A, Rev., AGC, 4.50%, 3/1/2020 (d)	25	25

		38

Total South Carolina		12,311

South Dakota — 0.6%

General Obligation — 0.5%

Rapid City Area School District No. 51-4, Capital Outlay

GO, 4.00%, 8/1/2029	1,165	1,365

GO, 4.00%, 8/1/2030	610	709

GO, 4.00%, 8/1/2031	420	487

		2,561

Housing — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2019A, Rev., 4.00%, 4/1/2036	65	77

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	215	221

Series 2012A, Rev., AMT, 4.50%, 5/1/2031	40	42

Series 2015D, Rev., 4.00%, 11/1/2045	400	426

South Dakota Housing Development Authority, Single Family Mortgage Series 2011 2, Rev., 4.25%, 5/1/2032	50	51

		817

Total South Dakota		3,378

Tennessee — 5.9%

Education — 0.0% (b)

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2040	35	42

General Obligation — 3.6%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	224

Series 2018B, GO, 5.00%, 6/1/2027	245	314

Series 2018B, GO, 5.00%, 6/1/2028	260	341

Series 2018B, GO, 5.00%, 6/1/2030	285	371

Series 2018B, GO, 4.00%, 6/1/2031	300	362

Series 2018B, GO, 4.00%, 6/1/2032	310	373

Series 2018B, GO, 4.00%, 6/1/2038	395	464

Series 2018B, GO, 4.00%, 6/1/2039	410	481

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	802

GO, 4.00%, 6/1/2038	720	828

GO, 4.00%, 6/1/2039	750	862

County of Blount Series 2016B, GO, 5.00%, 6/1/2029	4,610	5,723

County of Hamilton

Series 2013B, GO, 4.00%, 3/1/2020	25	25

Series 2018A, GO, 5.00%, 4/1/2028	25	33

County of Williamson

GO, 4.00%, 4/1/2033	1,490	1,841

GO, 4.00%, 4/1/2034	1,485	1,824

County of Wilson

GO, 5.00%, 4/1/2030	3,625	4,830

Series 2017A, GO, 4.00%, 4/1/2039	25	29

		19,727

Hospital — 1.0%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	4,456

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital

Rev., 5.00%, 11/15/2024	800	945

Rev., 4.00%, 11/15/2043	105	120

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Series A, Rev., 5.00%, 7/1/2035	100	121

		5,642

Housing — 0.0% (b)

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	65	67

Series 1A, Rev., AMT, 4.50%, 1/1/2038	55	57

Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	20	20

		144

Prerefunded — 0.0% (b)

County of Claiborne, Public Improvement Series A, GO, 4.00%, 4/1/2022 (d)	5	5

Transportation — 0.5%

Metropolitan Nashville Airport Authority (The)

Series 2019A, Rev., 5.00%, 7/1/2044	1,000	1,312

Series 2019A, Rev., 5.00%, 7/1/2049	1,000	1,304

		2,616

Utility — 0.8%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (c)	4,000	4,588

Total Tennessee		32,764

Texas — 6.2%

Education — 1.1%

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	546

Series B, Rev., 5.00%, 8/15/2024	345	401

Series 2016B, Rev., 5.00%, 8/15/2025	460	550

Rev., 6.00%, 8/15/2033	1,250	1,451

Permanent University Fund — Texas A&M University System Series A, Rev., 5.00%, 7/1/2031	210	253

Southwest Higher Education Authority, Inc., Southern Methodist University Project Rev., 5.00%, 10/1/2020	30	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital Rev., 5.50%, 9/1/2043	2,300	2,574

Texas State University, Financing System Rev., 5.00%, 3/15/2020	95	95

Texas Woman’s University, Financing System Series 2016, Rev., 4.00%, 7/1/2030	10	11

		5,912

General Obligation — 1.4%

Calallen Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	10	13

Carrollton-Farmers Branch Independent School District Series B, GO, 4.00%, 2/15/2021	25	26

City of Abilene GO, 5.00%, 2/15/2024	10	12

City of Austin, Public Improvement Series 2019, GO, 5.00%, 9/1/2033	2,000	2,655

City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	13

City of El Paso

GO, 4.00%, 8/15/2040	475	526

GO, 4.00%, 8/15/2042	25	28

GO, 4.00%, 8/15/2045 (f)	1,000	1,175

City of Garland Series 2018, GO, 5.00%, 2/15/2027	10	13

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2020	35	35

City of Hutchins GO, 5.00%, 2/15/2027	180	226

City of Laredo

GO, 5.00%, 2/15/2027	30	36

GO, 5.00%, 2/15/2032	40	51

City of Lucas, A Political Subdivision of the State of Texas Located in Collin County GO, 5.00%, 2/1/2028	170	221

City of Mission GO, AGM, 5.00%, 2/15/2031	575	725

City of Pearland GO, 4.00%, 3/1/2032	35	41

City of San Marcos GO, 5.00%, 8/15/2031	25	32

City of Temple Series 2016A, GO, 5.00%, 8/1/2031	50	60

City of Waxahachie Series A, GO, 5.00%, 8/1/2025	45	54

Community Independent School District GO, PSF-GTD, 5.00%, 2/15/2032	100	128

County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/15/2020	135	134

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Galveston GO, 4.00%, 2/1/2039	10	12

County of Hidalgo

Series 2016, GO, 5.00%, 8/15/2028	10	12

GO, 4.00%, 8/15/2035	85	99

Series 2018B, GO, 4.00%, 8/15/2038	40	47

County of Travis, Certificate of Obligation Limited Tax GO, 5.00%, 3/1/2020	40	40

County of Travis, Limited Tax Refunding Series 2016A, GO, 5.00%, 3/1/2020	25	25

County of Victoria, Limited Tax GO, 4.00%, 2/15/2030	15	18

Cypress-Fairbanks Independent School District Series 2013, GO, PSF-GTD, 5.00%, 2/15/2022	10	11

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	573

Ennis Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	30	38

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	17

Highland Park Independent School District GO, PSF-GTD, 5.00%, 2/15/2024	30	35

Ingleside Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	35	44

Killeen Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	25	31

McLennan County Junior College District GO, 5.00%, 8/15/2020	20	20

Palestine Independent School District Series 2016, GO, PSF-GTD, 5.00%, 2/15/2026	30	37

Pasadena Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	15	20

Plano Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	40	49

Red Oak Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	20	25

Round Rock Independent School District GO, PSF-GTD, 4.00%, 8/1/2032	170	198

Socorro Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	45	55

Stafford Municipal School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 8/15/2029	35	46

		7,656

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.0% (b)

Texas Department of Housing and Community Affairs, Residential Mortgage Series 2011B, Rev., GNMA COLL, 4.25%, 1/1/2034	120	123

Other Revenue — 0.5%

Texas Public Finance Authority Rev., 4.00%, 2/1/2035	2,315	2,774

Prerefunded — 0.8%

Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2042 (d)	1,965	2,019

Metropolitan Transit Authority of Harris County, Vanderbilt University Medical Center Rev., 5.00%, 11/1/2027 (d)	15	18

North Texas Tollway Authority System, Special Projects System Series A, Rev., 6.00%, 9/1/2041 (d)	2,000	2,153

		4,190

Transportation — 0.0% (b)

Harris County, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2022	10	11

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	232

		243

Utility — 0.1%

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	58

City of San Antonio, Electric and Gas Systems

Rev., 4.00%, 2/1/2028	45	56

Rev., 5.00%, 2/1/2031	230	287

Rev., 5.00%, 2/1/2032	35	43

		444

Water & Sewer — 2.3%

City of Fort Worth Rev., 4.00%, 2/15/2040	3,800	4,428

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (d)	2,500	3,863

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Series 2017, Rev., 5.00%, 6/1/2031	10	13

North Texas Municipal Water District, Wastewater System Rev., 4.00%, 6/1/2028	15	18

San Antonio Water System Series 2017A, Rev., 4.00%, 5/15/2034	60	70

Texas Water Development Board, State Water Implementation

Series B, Rev., 5.00%, 4/15/2026	25	31

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Series 2019A, Rev., 4.00%, 10/15/2037	500	609

Series 2019A, Rev., 4.00%, 10/15/2044	2,100	2,507

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045	1,000	1,178

		12,717

Total Texas		34,059

Utah — 0.2%

General Obligation — 0.0% (b)

Central Utah Water Conservancy District, Limited Tax Series 2011A, GO, 5.00%, 4/1/2020	20	20

City of Provo GO, 5.00%, 1/1/2032	10	13

Washington County School District Board of Education GO, 5.00%, 3/1/2020	25	25

		58

Other Revenue — 0.1%

City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	563

Tooele County Municipal Building Authority Series 2017, Rev., 4.00%, 12/15/2042	25	28

		591

Prerefunded — 0.0% (b)

Utah State Board of Regents, Auxiliary and Campus Facilities Series A, Rev., 5.00%, 4/1/2023 (d)	5	5

Transportation — 0.1%

Salt Lake City Corp. Airport Series 2017B, Rev., 5.00%, 7/1/2042	260	321

Total Utah		975

Vermont — 1.4%

Education — 0.9%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	786

Series 2018A, Rev., AMT, 3.63%, 6/15/2029	1,000	1,087

Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,526

Series A, Rev., AMT, 4.00%, 6/15/2031	500	551

Series A, Rev., AMT, 4.00%, 6/15/2032	200	220

Series A, Rev., AMT, 4.00%, 6/15/2033	250	275

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	219

		4,664

General Obligation — 0.4%

City of Burlington, Public Improvement

Series 2019A, GO, 4.00%, 11/1/2037	500	594

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series 2019A, GO, 4.00%, 11/1/2038	1,025	1,214

Series 2019A, GO, 4.00%, 11/1/2039	435	515

		2,323

Housing — 0.1%

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	50	52

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	235	238

Series A, Rev., AMT, 4.00%, 11/1/2046	250	267

		557

Other Revenue — 0.0% (b)

Vermont Municipal Bond Bank Series 1, Rev., 5.00%, 12/1/2034	30	37

Total Vermont		7,581

Virginia — 1.1%

Education — 0.0% (b)

Virginia College Building Authority, 21st Century College and Equipment Program Series 2017E, Rev., 5.00%, 2/1/2029	10	13

Virginia Public School Authority Series B, Rev., 5.00%, 8/1/2020	20	20

		33

General Obligation — 0.0% (b)

City of Portsmouth Series 2015A, GO, 5.00%, 8/1/2025	20	24

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	7

		31

Hospital — 0.9%

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	5,104

Other Revenue — 0.0% (b)

Virginia Public Building Authority Series B, Rev., 5.00%, 8/1/2020	10	10

Virginia Resources Authority, Infrastructure Series 2017B, Rev., 5.00%, 11/1/2028	10	13

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series 2011B, Rev., 5.00%, 11/1/2023	25	27

Series B, Rev., 5.00%, 11/1/2026	20	21

		71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.1%

County of Loudoun, Public Improvement Series A, GO, 4.00%, 12/1/2027 (d)	5	5

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series B, Rev., 5.00%, 11/1/2023 (d)	125	134

Series B, Rev., 5.00%, 11/1/2026 (d)	155	166

		305

Transportation — 0.1%

Capital Region Airport Commission (Richmond International Airport)

Series 2016A, Rev., 4.00%, 7/1/2035	350	400

Series 2016A, Rev., 4.00%, 7/1/2036	320	365

		765

Total Virginia		6,309

Washington — 1.1%

Education — 0.4%

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,195	2,321

General Obligation — 0.3%

King County School District No. 414 Lake Washington Series 2017, GO, 5.00%, 12/1/2028	15	19

Pierce & Lewis Counties School District No. 404 GO, 4.00%, 12/1/2025	5	6

Pierce County School District No. 416 White River GO, 4.00%, 12/1/2030	10	12

State of Washington, Motor Vehicle Fuel Tax Series B-1, GO, 5.00%, 8/1/2020	25	25

State of Washington, Various Purpose Series 2018C, GO, 5.00%, 2/1/2042	1,295	1,629

		1,691

Hospital — 0.2%

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 5.00%, 8/1/2031	1,000	1,285

Housing — 0.1%

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	205	208

Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	290	303

		511

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)

County of King Rev., 5.00%, 1/1/2045 (d)	5	5

Vancouver Housing Authority Series A, Rev., 5.00%, 3/1/2025 (d)	5	5

		10

Utility — 0.1%

Chelan County Public Utility District No. 1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	371

City of Lynnwood, Utility System Series 2018, Rev., 5.00%, 12/1/2028	25	33

Energy Northwest, Project 3 Electric System Series C, Rev., 5.00%, 7/1/2023	25	28

		432

Water & Sewer — 0.0% (b)

County of King, Sewer

Series 2102C, Rev., 5.00%, 1/1/2023	40	44

Series 2018B, Rev., 5.00%, 7/1/2031	10	13

		57

Total Washington		6,307

West Virginia — 0.2%

Education — 0.2%

West Virginia Hospital Finance Authority, University Health System Series A, Rev., 4.00%, 6/1/2051	1,000	1,129

Wisconsin — 1.6%

Education — 0.2%

Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	348

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series 2018A, Rev., 5.00%, 9/15/2040	665	718

		1,066

General Obligation — 0.0% (b)

State of Wisconsin Series 1, GO, 5.00%, 5/1/2020	35	35

Hospital — 1.2%

Wisconsin Health and Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	16

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	5,481

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	181

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Series A, Rev., 5.00%, 7/1/2044	210	251

Series A, Rev., 5.00%, 7/1/2049	750	895

		6,824

Housing — 0.2%

Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	840	914

Prerefunded — 0.0% (b)

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.50%, 7/1/2040 (d)	5	5

Wisconsin Health and Educational Facilities Authority, Ministry Health Care, Inc. Series B, Rev., 5.13%, 8/15/2035 (d)	5	5

		10

Total Wisconsin		8,849

Wyoming — 0.0% (b)

Housing — 0.0% (b)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	5	5

Total Municipal Bonds (Cost $489,103)		535,940

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD * ‡ (Cost $—)	—	(g)	—

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 5.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (h) (i) (Cost $27,432)	27,433		27,433

Total Investments — 102.1% (Cost $516,535)			563,373
Liabilities in Excess of Other Assets — (2.1)%			(11,595)

NET ASSETS — 100.0%			551,778

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement

USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

Futures contracts outstanding as of February 29, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(124)	06/2020	USD	(16,705)	(259)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 104.4% (a)

Alabama — 1.1%

Education — 0.0% (b)

Alabama Public School and College Authority, Capital Improvement Series 2014-B, Rev., 5.00%, 1/1/2021	20	21

University of West Alabama

Rev., AGM, 4.00%, 1/1/2022 (c)	150	158

Rev., AGM, 4.00%, 1/1/2023 (c)	120	129

Rev., AGM, 4.00%, 1/1/2024 (c)	125	138

Rev., AGM, 4.00%, 1/1/2025 (c)	150	169

		615

General Obligation — 0.0% (b)

City of Centre

GO, 3.00%, 9/1/2021	100	103

GO, 3.00%, 9/1/2022	110	116

GO, 4.00%, 9/1/2023	215	236

City of Hamilton

GO, 3.00%, 8/1/2020	55	55

GO, 3.00%, 8/1/2021	365	376

GO, 2.00%, 8/1/2022	370	377

GO, 5.00%, 8/1/2023	240	271

		1,534

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Prattville Industrial Development Board, International Paper Company Project

Series 2019C, Rev., 2.00%, 5/1/2020 (d)	430	441

Series 2019B, Rev., 2.00%, 10/1/2024 (d)	450	461

		902

Utility — 1.1%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, 1.77%, 3/10/2020 (d)	30,000	30,000

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	11,450	11,873

Southeast Alabama Gas Supply District (The), Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,003

Southeast Alabama Gas Supply District (The), Project No. 2 Series A, Rev., 4.00%, 6/1/2020	1,000	1,008

		43,884

Total Alabama		46,935

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alaska — 0.0% (b)

Other Revenue — 0.0% (b)

Alaska Municipal Bond Bank Authority

Series 2019 1, Rev., 5.00%, 5/1/2021	215	225

Series 2019 1, Rev., 5.00%, 5/1/2022	200	217

		442

Total Alaska		442

Arizona — 1.2%

Certificate of Participation/Lease — 0.0% (b)

Arizona State University Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,010

Education — 0.0% (b)

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	157

Series 2018A, Rev., 5.00%, 7/1/2024	200	230

		387

General Obligation — 0.2%

Maricopa County School District No. 24-Gila Bend, School Improvement

Series 2019, GO, AGM, 2.00%, 7/1/2020	585	587

Series 2019, GO, AGM, 3.00%, 7/1/2021	575	592

Series 2019, GO, AGM, 4.00%, 7/1/2022	300	321

Series 2019, GO, AGM, 5.00%, 7/1/2023	700	793

Maricopa County School District No. 66, Roosevelt Elementary

GO, 5.00%, 7/1/2020	1,450	1,469

GO, 5.00%, 7/1/2021	1,520	1,602

Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement

Series 2018A, GO, 5.00%, 7/1/2020	1,025	1,038

Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,212

		7,614

Hospital — 0.0% (b)

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center

Rev., 5.00%, 8/1/2021	225	238

Rev., 5.00%, 8/1/2022	380	417

Industrial Development Authority of the County of Yavapai (The), Yavapai Regional Medical Center Rev., 5.00%, 8/1/2023	325	369

		1,024

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., 1.60%, 5/21/2020 (d)	1,100	1,101

Other Revenue — 0.7%

Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic Series 2014A, Rev., VRDO, LIQ: Bank of America NA, 1.31%, 3/2/2020 (d)	30,790	30,790

Transportation — 0.2%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2020	400	406

Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	8,683

		9,089

Water & Sewer — 0.0% (b)

Arizona Water Infrastructure Finance Authority, Water Quality Rev., 4.00%, 10/1/2020 (e)	540	550

Total Arizona		51,565

Arkansas — 0.1%

Education — 0.0% (b)

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	353

University of Central Arkansas, Student Fee

Series 2020A, Rev., 5.00%, 11/1/2021	150	160

Series 2020A, Rev., 5.00%, 11/1/2022	200	221

Series 2020A, Rev., 5.00%, 11/1/2023	205	233

Series 2020A, Rev., 5.00%, 11/1/2024	160	188

Series 2020A, Rev., 5.00%, 11/1/2025	230	277

Series 2020A, Rev., 5.00%, 11/1/2026	220	272

Series 2020A, Rev., 5.00%, 11/1/2027	200	253

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	78

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	89

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	144

		2,268

Other Revenue — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	511

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 5.00%, 11/1/2021	310	331

Rev., 5.00%, 11/1/2022	410	454

County of Sharp

Rev., 5.00%, 3/1/2021	270	281

Rev., 5.00%, 3/1/2022	495	532

Rev., 5.00%, 3/1/2023	540	598

		2,707

Water & Sewer — 0.0% (b)

City of Centerton Rev., 3.00%, 12/1/2021	125	129

City of Heber Springs, Greenstar

Rev., 3.00%, 11/1/2021	50	52

Rev., 3.00%, 11/1/2023	100	106

Northwest Arkansas Conservation Authority, Wastewater Rev., 3.00%, 3/1/2020	280	280

		567

Total Arkansas		5,542

California — 2.0%

Education — 0.2%

California Educational Facilities Authority, Art Center College of Design Series 2018A, Rev., 5.00%, 12/1/2020	180	185

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2020	325	333

Rev., 5.00%, 10/1/2021	250	265

California Municipal Finance Authority, River Springs Charter School Rev., RAN, 4.00%, 8/15/2020 (f)	1,000	1,009

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (f)	50	51

Series 2018A, Rev., 5.00%, 8/1/2021 (f)	50	52

Series 2018A, Rev., 5.00%, 8/1/2022 (f)	85	93

California School Finance Authority, Kipp Socal Project

Series 2019A, Rev., 5.00%, 7/1/2022 (f)	100	109

Series 2019A, Rev., 5.00%, 7/1/2023 (f)	100	112

Chula Vista Elementary School District Rev., BAN, Zero Coupon, 8/1/2023	5,500	5,345

		7,554

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.2%

Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022	250	246

Sacramento City Unified School District Series 2019D, GO, 4.00%, 8/1/2021	4,475	4,671

South Bay Union School District GO, BAN, Zero Coupon, 8/1/2022	2,000	1,946

		6,863

Hospital — 0.0% (b)

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (d)	1,970	2,102

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	102

Pioneers Memorial Healthcare District Rev., 3.00%, 10/1/2020	265	267

		2,471

Housing — 0.1%

California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project

Rev., 5.00%, 5/15/2023	360	406

Rev., 5.00%, 5/15/2024	300	350

Rev., 5.00%, 5/15/2025	425	510

Rev., 5.00%, 5/15/2026	500	616

Rev., 5.00%, 5/15/2027	725	915

Rev., 5.00%, 5/15/2028	1,000	1,288

		4,085

Other Revenue — 1.1%

California Enterprise Development Authority, Riverside County, Library Facility

Rev., 4.00%, 11/1/2022	100	108

Rev., 4.00%, 11/1/2023	200	223

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., (ICE LIBOR USD 1 Month + 0.38%), 1.51%, 3/10/2020 (g)	17,010	17,034

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2012B-2, Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.31%, 4/1/2020 (g)	11,615	11,633

Series 2013A-2, Rev., 1.44%, 4/1/2020 (d)	6,750	6,773

Series 2011A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 1.48%, 4/1/2020 (g)	1,000	1,000

California Municipal Finance Authority, Hollywood El Centro Apartments Series 2019A, Rev., 1.40%, 5/1/2021 (d)	1,750	1,761

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2017A, Rev., 5.00%, 4/1/2020	75	75

Stockton Public Financing Authority

Rev., 5.00%, 3/1/2023	360	402

Rev., 5.00%, 3/1/2025	570	678

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 3/10/2020 (d) (f)	5,230	5,230

		44,917

Prerefunded — 0.1%

Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2046 (e)	3,000	3,215

Utility — 0.0% (b)

California Municipal Finance Authority, San Antonio Gardens Project

Rev., 4.00%, 11/15/2021	270	283

Rev., 4.00%, 11/15/2022	280	301

Rev., 4.00%, 11/15/2023	290	320

		904

Water & Sewer — 0.3%

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.37%, 3/10/2020 (g)	12,000	12,008

Stockton Public Financing Authority, Green Bonds

Series 2018A, Rev., 5.00%, 10/1/2020	500	512

Series 2018A, Rev., 5.00%, 10/1/2021	450	480

		13,000

Total California		83,009

Colorado — 1.7%

Certificate of Participation/Lease — 0.1%

City of Colorado Springs

COP, 5.00%, 12/1/2020	120	124

COP, 5.00%, 12/1/2021	145	156

COP, 5.00%, 12/1/2022	155	172

COP, 5.00%, 12/1/2023	100	115

Denver Health and Hospital Authority, 550 Acoma, Inc.

COP, 5.00%, 12/1/2020	110	113

COP, 5.00%, 12/1/2021	220	235

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Certificate of Participation/Lease — continued

COP, 5.00%, 12/1/2022	295	324

		1,239

General Obligation — 0.1%

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,775

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,527

City of Aurora, Sterling Hills West Metropolitan District GO, 5.00%, 12/1/2020	100	103

Interlocken Metropolitan District Series A-1, GO, AGM, 5.00%, 12/1/2020	175	180

		4,585

Hospital — 1.2%

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	411

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Rev., 5.00%, 6/1/2020 (e)	400	404

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,555	1,619

University of Colorado Hospital Authority

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.10%, 3/10/2020 (d)	33,100	33,100

Series 2017B-2, Rev., VRDO, 1.14%, 3/10/2020 (d)	14,740	14,740

		50,274

Housing — 0.1%

Colorado Housing and Finance Authority Rev., 1.30%, 1/1/2021 (d)	5,000	5,012

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2021	35	36

Transportation — 0.2%

E-470 Public Highway Authority, Senior LIBOR Index Series 2019A, Rev., 1.51%, 3/10/2020 (d)	8,000	8,008

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	200

Water & Sewer — 0.0% (b)

Town of Milliken, Water Activity Enterprise Rev., 3.00%, 12/1/2020	195	198

Total Colorado		69,552

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 2.4%

Education — 0.1%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2021	665	698

Series K-1, Rev., 5.00%, 7/1/2022	675	730

Connecticut State Health and Educational Facilities Authority, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (d)	4,000	4,054

		5,482

General Obligation — 1.8%

City of Bridgeport Series C, GO, GAN, 2.00%, 12/10/2020	21,000	21,124

City of Derby

Series A, GO, 5.00%, 8/1/2020	140	142

Series A, GO, 5.00%, 8/1/2021	220	233

Series A, GO, 5.00%, 8/1/2022	75	82

Series A, GO, 5.00%, 8/1/2023	150	169

Series A, GO, 5.00%, 8/1/2024	85	99

City of Hartford Series B, GO, 4.00%, 4/1/2020 (e)	115	115

City of New Britain

GO, 5.00%, 9/1/2022	50	55

GO, 5.00%, 9/1/2023	110	125

City of New Haven

Series 2019A, GO, 5.00%, 8/1/2021	1,300	1,367

Series 2019B, GO, 5.00%, 2/1/2022	700	748

Series 2019A, GO, 5.00%, 8/1/2022	1,000	1,087

State of Connecticut

Series C, GO, VRDO, LIQ: Bank of America NA, 1.24%, 3/10/2020 (d)	5,030	5,030

Series 2019A, GO, 5.00%, 4/15/2020	28,040	28,177

Series G, GO, 5.00%, 11/1/2021	200	214

Tender Option Bond Trust Receipts/Certificates

Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.21%, 3/10/2020 (d) (f)	6,890	6,890

Series 2018-YX1095, GO, VRDO, LIQ: Barclays Bank plc, 1.21%, 3/10/2020 (d) (f)	4,500	4,500

Town of Windham GO, BAN, 3.00%, 10/1/2020	6,250	6,323

		76,480

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series 2018B, Rev., 5.00%, 12/1/2021	1,000	1,066

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Issue Series 2020B-1, Rev., 5.00%, 1/1/2025 (d)	8,500	10,075

		11,141

Housing — 0.1%

Connecticut Housing Finance Authority Series E, Subseries E-3, Rev., 1.63%, 11/15/2022 (d)	1,750	1,756

Other Revenue — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.21%, 3/10/2020 (d) (f)	4,550	4,550

Total Connecticut		99,409

Delaware — 0.0% (b)

Utility — 0.0% (b)

Delaware Municipal Electric Corp. (The), Middletown and Seaford Project

Series 2019A, Rev., 5.00%, 10/1/2020	195	200

Series 2019A, Rev., 5.00%, 10/1/2021	145	154

Series 2019A, Rev., 5.00%, 10/1/2022	150	165

Series 2019A, Rev., 5.00%, 10/1/2023	220	249

		768

Total Delaware		768

District of Columbia — 0.2%

Education — 0.1%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2022	500	542

Other Revenue — 0.0% (b)

District of Columbia, Kipp DC Project Rev., 5.00%, 7/1/2023	100	112

Transportation — 0.1%

Metropolitan Washington Airports Authority, Airport System Subseries C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.18%, 3/10/2020 (d)	5,930	5,930

Total District of Columbia		6,584

Florida — 4.0%

Education — 0.0% (b)

Florida Higher Educational Facilities Financial Authority, Institute of Technology

Rev., 5.00%, 10/1/2020	115	117

Rev., 5.00%, 10/1/2021	115	122

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 4.00%, 3/1/2021	60	62

Rev., 4.00%, 3/1/2022	55	58

Rev., 5.00%, 3/1/2023	185	207

Rev., 5.00%, 3/1/2024	110	127

Florida Higher Educational Facilities Financial Authority, St. Leo University Project

Series 2019, Rev., 5.00%, 3/1/2021	350	362

Series 2019, Rev., 5.00%, 3/1/2022	355	377

Series 2019, Rev., 5.00%, 3/1/2023	410	448

		1,880

General Obligation — 0.0% (b)

City of Lauderhill GO, 3.00%, 1/1/2021	425	433

Hospital — 0.5%

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series 2007A-2, Rev., VRDO, 1.15%, 3/10/2020 (d)	15,000	15,000

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2020	1,875	1,881

Series 2019A-1, Rev., 5.00%, 4/1/2022	750	812

Series 2019A-1, Rev., 5.00%, 4/1/2023	400	449

Series 2019A-1, Rev., 5.00%, 4/1/2024	575	666

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.12%, 3/10/2020 (d)	880	880

		19,688

Other Revenue — 0.1%

County of Escambia, International Paper Co. Project, Environmental Improvement, Composite Offering 2019 Series 2019B, Rev., 2.00%, 10/1/2024 (d)	775	795

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	32

Village Community Development District No. 13 Rev.,, 2.63%, 5/1/2024 (f)	500	508

West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area

5.00%, 3/1/2023	1,335	1,496

5.00%, 3/1/2024	1,160	1,340

		4,171

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.3%

County of Miami-Dade, Water and Sewer System Rev., AGM, 5.00%, 10/1/2029 (e)	10,000	10,246

Orlando-Orange County Expressway Authority Series C, Rev., 5.00%, 7/1/2035 (e)	25	25

		10,271

Transportation — 0.6%

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: PNC Bank NA, 1.18%, 3/10/2020 (d)	8,000	8,000

Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project Series B, Rev., AMT, 1.90%, 3/17/2020 (d)	15,000	15,005

		23,005

Utility — 1.8%

City of Gainesville, Utilities System Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/10/2020 (d)	6,100	6,100

County of Martin, Utilities System Series A, Rev., 5.00%, 10/1/2020	90	92

Orlando Utilities Commission, Utility System

Series 2008-1, Rev., VRDO, LIQ: TD Bank NA, 1.16%, 3/10/2020 (d)	43,000	43,000

Series B, Rev., VRDO, LIQ: TD Bank NA, 1.16%, 3/10/2020 (d)	25,820	25,820

		75,012

Water & Sewer — 0.7%

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	20	21

JEA Water and Sewer System Series 2008A-1, Rev., VRDO, LIQ: U.S. Bank NA, 1.23%, 3/2/2020 (d)	30,600	30,600

		30,621

Total Florida		165,081

Georgia — 2.8%

Education — 1.4%

Private Colleges & Universities Authority Series C, Rev., (SIFMA Municipal Swap Index Yield + 0.25%), 1.40%, 3/10/2020 (g)	57,865	57,878

General Obligation — 0.1%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	32

Dougherty County School District, Sales Tax

Series 2018, GO, 4.00%, 12/1/2020	1,250	1,279

Hall County School District Series 2018, GO, 5.00%, 11/1/2020	1,250	1,285

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Pike County School District GO, 4.00%, 10/1/2020	400	407

		3,003

Hospital — 0.0% (b)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., RAN, 5.00%, 1/1/2022	100	107

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Savannah Economic Development Authority, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (d)	1,675	1,718

Other Revenue — 0.0% (b)

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2020	275	278

Series 2017, Rev., 5.00%, 7/1/2021	370	390

Series 2017, Rev., 5.00%, 7/1/2022	300	328

		996

Prerefunded — 0.6%

DeKalb County Hospital Authority, Medical Center, Inc. Project

Rev., RAN, 6.00%, 9/1/2030 (e)	5,470	5,611

Rev., RAN, 6.13%, 9/1/2040 (e)	17,925	18,397

		24,008

Transportation — 0.6%

Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	15,603

Metropolitan Atlanta Rapid Transit Authority

Series A, Rev., 3.00%, 7/1/2020	2,900	2,921

Series A, Rev., 3.75%, 7/1/2021	5,585	5,806

		24,330

Utility — 0.1%

Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/10/2020 (d)	4,145	4,145

Total Georgia		116,185

Hawaii — 0.1%

General Obligation — 0.1%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, 1.45%, 3/10/2020 (d)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Idaho — 0.2%

Education — 0.1%

University of Idaho

Series 2020A, Rev., 5.00%, 4/1/2021 (c)	390	406

Series 2020A, Rev., 5.00%, 4/1/2022 (c)	165	178

Series 2020A, Rev., 5.00%, 4/1/2023 (c)	355	398

Series 2020A, Rev., 5.00%, 4/1/2024 (c)	315	365

Series 2020A, Rev., 5.00%, 4/1/2025 (c)	330	395

		1,742

Hospital — 0.1%

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2013ID, Rev., 1.05%, 5/1/2020 (d)	4,450	4,451

Transportation — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust

Series A, Rev., GRAN, 5.00%, 7/15/2020	425	431

Series A, Rev., GRAN, 5.00%, 7/15/2021	25	27

		458

Total Idaho		6,651

Illinois — 6.7%

Education — 1.0%

Cook County School District No. 89, Maywood Melrose Park

Rev., AGM, 4.00%, 12/15/2020	415	424

Rev., AGM, 4.00%, 12/15/2021	515	542

Rev., AGM, 4.00%, 12/15/2022	535	578

Rev., AGM, 4.00%, 12/15/2023	555	613

Rev., AGM, 4.00%, 12/15/2024	580	652

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project

Rev., 4.00%, 12/1/2020	230	235

Rev., 5.00%, 12/1/2021	250	268

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 3/10/2020 (d)	9,050	9,050

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 1.12%, 3/10/2020 (d)	3,425	3,425

Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.14%, 3/10/2020 (d)	20,028	20,028

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	608

Lake County School District No. 70 Libertyville Series 2019, Rev., 4.00%, 1/1/2023	300	325

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,793

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates

Series A, Rev., AGM, 4.00%, 12/1/2020	385	394

Series A, Rev., AGM, 4.00%, 12/1/2021	400	421

		40,356

General Obligation — 2.9%

Adams County School District No. 172 GO, AGM, 4.00%, 2/1/2021	300	308

Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	333

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2020	1,250	1,279

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,636

Series 2018C, GO, 4.00%, 12/1/2021	465	490

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2022	200	196

Series 2020A, GO, Zero Coupon, 1/1/2023	200	194

Series 2020A, GO, Zero Coupon, 1/1/2024	385	366

Chicago Park District, Limited Tax

Series 2011B, GO, 4.00%, 1/1/2021	100	102

Series 2013B, GO, 5.00%, 1/1/2021	100	103

Chicago Park District, Unlimited Tax Series 2011C, GO, 5.00%, 1/1/2022	175	186

Chicago Park District, Unlimited Tax, Special Recreation Activity Series 2018E, GO, 5.00%, 11/15/2021	300	319

City of Aurora

Series 2019A, GO, 4.00%, 12/30/2021	470	497

Series 2019A, GO, 4.00%, 12/30/2022	1,525	1,649

Series 2019A, GO, 4.00%, 12/30/2023	1,595	1,769

Series 2019A, GO, 4.00%, 12/30/2024	1,655	1,879

City of Calumet Series 2018, GO, 4.00%, 3/1/2020	150	150

City of Danville

GO, 2.00%, 12/1/2020	170	171

GO, 2.00%, 12/1/2021	255	258

GO, 3.00%, 12/1/2022	140	145

GO, 4.00%, 12/1/2023	145	158

City of Elgin

Series 2020A, GO, 2.00%, 12/15/2021	230	234

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2020A, GO, 3.00%, 12/15/2022	1,480	1,558

Series 2020A, GO, 3.00%, 12/15/2023	1,025	1,096

City of Kankakee Series 2011A, GO, AGM, 4.30%, 1/1/2021	1,040	1,067

City of Rock Island

Series B, GO, AGM, 3.00%, 12/1/2020	200	203

Series A, GO, AGM, 3.00%, 12/1/2021	130	134

Series B, GO, AGM, 3.00%, 12/1/2021	200	207

City of Rockford

Series 2019A, GO, AGM, 4.00%, 12/15/2020	100	102

Series 2019A, GO, AGM, 4.00%, 12/15/2021	130	137

Series 2019A, GO, AGM, 4.00%, 12/15/2022	135	145

Series 2019A, GO, AGM, 4.00%, 12/15/2023	140	153

City of Waukegan

Series A, GO, AGM, 3.00%, 12/30/2020	590	600

Series A, GO, AGM, 4.00%, 12/30/2023	525	577

Clay Wayne and Marion Counties Community Unit School District No. 35

Series 2019, GO, AGM, 5.00%, 12/1/2020	145	149

Series 2019, GO, AGM, 5.00%, 12/1/2021	205	218

Series 2019, GO, AGM, 5.00%, 12/1/2022	165	182

Series 2019, GO, AGM, 5.00%, 12/1/2023	175	198

Cook County

Series 2018, GO, 5.00%, 11/15/2020	900	923

Series 2018, GO, 5.00%, 11/15/2021	700	743

Series A, GO, 5.00%, 11/15/2021	355	376

Series C, GO, 5.00%, 11/15/2022	180	197

Cook County Community College District No. 508 GO, 5.25%, 12/1/2029	250	286

Cook County Community Consolidated School District No. 34 Glenview

GO, 4.00%, 12/1/2020	100	102

GO, 4.00%, 12/1/2021	175	185

GO, 4.00%, 12/1/2022	150	162

GO, 4.00%, 12/1/2023	150	167

Cook County Community Consolidated School District No. 65 Evanston GO, 5.00%, 12/1/2020	270	278

Cook County Community School District No. 97 Oak Park

GO, 4.00%, 1/1/2021	550	564

GO, 4.00%, 1/1/2022	400	423

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 4.00%, 1/1/2023	300	326

GO, 4.00%, 1/1/2024	275	306

Cook County Community Unit School District No. 401 Elmwood Park Series 2013, GO, 4.00%, 12/1/2023	3,440	3,596

Cook County High School District No. 207 Maine Township

Series 2019A, GO, 4.00%, 12/1/2021	8,330	8,782

Series 2019B, GO, 3.50%, 12/1/2022	325	346

Cook County School District No. 100 South Berwyn

Series 2019A, GO, 3.00%, 12/1/2020	100	101

Series 2019C, GO, 3.00%, 12/1/2020	100	102

Series 2019A, GO, 4.00%, 12/1/2021	100	105

Series 2019C, GO, 4.00%, 12/1/2021	165	174

Series 2019A, GO, 4.00%, 12/1/2022	235	252

Series 2019C, GO, 4.00%, 12/1/2022	605	649

Series 2019A, GO, 5.00%, 12/1/2023	345	391

Series 2019C, GO, 5.00%, 12/1/2023	660	747

Cook County School District No. 102 La Grange, Limited Tax

GO, AGM, 4.00%, 12/15/2020 (c)	400	409

GO, AGM, 4.00%, 12/15/2021 (c)	840	883

GO, AGM, 4.00%, 12/15/2022 (c)	825	892

GO, AGM, 4.00%, 12/15/2023 (c)	825	916

GO, AGM, 4.00%, 12/15/2024 (c)	930	1,056

GO, AGM, 4.00%, 12/15/2025 (c)	985	1,142

Cook County School District No. 109 Indian Springs, Limited Tax

Series 2020A, GO, 4.00%, 12/1/2023	125	138

Series 2020A, GO, 4.00%, 12/1/2024	400	450

Cook County School District No. 145, Arbor Park

Series 2019B, GO, 4.00%, 12/1/2021	150	158

Series 2019D, GO, 4.00%, 12/1/2023	110	120

Cook County School District No. 148 Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	478

Series 2018A, GO, 5.00%, 12/1/2022	725	794

Cook County School District No. 150, South Holland

GO, 4.00%, 4/1/2021	175	181

GO, 4.00%, 4/1/2022	190	201

Cook County School District No. 160, Country Club Hills

Series 2020A, GO, 4.00%, 12/1/2021	250	262

Series 2020A, GO, 4.00%, 12/1/2022	510	547

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2020A, GO, 4.00%, 12/1/2023	285	313

Series 2020A, GO, 4.00%, 12/1/2024	255	286

Cook County School District No. 160, Country Club Hills, Limited Tax

Series 2020B, GO, 4.00%, 12/1/2022	180	193

Series 2020B, GO, 4.00%, 12/1/2023	100	110

Series 2020B, GO, 4.00%, 12/1/2024	100	112

Cook County School District No. 63 East Maine

GO, 5.00%, 12/1/2020	2,170	2,237

GO, 5.00%, 12/1/2021	1,845	1,976

GO, 5.00%, 12/1/2022	1,935	2,148

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2024 (c)	315	359

GO, 4.00%, 12/1/2025 (c)	460	535

Cook County School District No. 99 Cicero

Series 2019B, GO, 5.00%, 12/1/2022	350	385

Series 2019B, GO, 5.00%, 12/1/2023	575	653

Cook County, Community Consolidated School District No. 146 Tinley Park

GO, 4.00%, 12/1/2020	200	204

GO, 4.00%, 12/1/2021	200	211

Cook County, Proviso Township High School District No. 209 GO, 5.00%, 12/1/2021	2,825	3,022

County of Will

Series 2019, GO, 5.00%, 11/15/2020	810	833

Series 2019, GO, 5.00%, 11/15/2021	270	289

Series 2019, GO, 5.00%, 11/15/2022	475	527

Series 2019, GO, 5.00%, 11/15/2023	525	603

DuPage County Community High School District No. 94

GO, 4.00%, 1/1/2021	200	205

GO, 4.00%, 1/1/2033	10	11

DuPage County High School District No. 87 Glenbard GO, 3.00%, 10/1/2022	1,500	1,575

Flagg-Rochelle Community Park District

Series A, GO, AGM, 4.00%, 1/1/2021	100	102

Series A, GO, AGM, 4.00%, 1/1/2022	210	222

Series A, GO, AGM, 4.00%, 1/1/2023	220	236

Series A, GO, AGM, 4.00%, 1/1/2024	225	247

Grundy County School District No. 54 Series 2011A, GO, AGM, 7.25%, 12/1/2021	710	787

Hoffman Estates Park District

Series 2019A, GO, 4.00%, 12/1/2020	1,300	1,329

Series 2019A, GO, 4.00%, 12/1/2021	135	142

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series 2019B, GO, 4.00%, 12/1/2023	245	272

Jackson County Community Unit School District No. 186 GO, AGM, 4.00%, 12/1/2020	265	271

Joliet Park District, Limited Tax Park GO, 4.00%, 2/1/2021	830	852

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 2.00%, 12/1/2020 (c)	185	187

Series 2020B, GO, AGM, 2.00%, 12/1/2020 (c)	220	222

Series 2020A, GO, AGM, 3.00%, 12/1/2021 (c)	175	181

Series 2020B, GO, AGM, 3.00%, 12/1/2021 (c)	255	264

Series 2020A, GO, AGM, 4.00%, 12/1/2022 (c)	120	130

Series 2020B, GO, AGM, 4.00%, 12/1/2022 (c)	220	238

Series 2020A, GO, AGM, 5.00%, 12/1/2023 (c)	145	166

Series 2020B, GO, AGM, 5.00%, 12/1/2023 (c)	235	269

Series 2020A, GO, AGM, 5.00%, 12/1/2024 (c)	240	284

Series 2020A, GO, AGM, 5.00%, 12/1/2025 (c)	55	67

Series 2020B, GO, AGM, 5.00%, 12/1/2025 (c)	115	140

Kendall Kane and Will Counties Community Unit School District No. 308

Series B, GO, 4.00%, 10/1/2020	225	229

Series B, GO, 4.00%, 10/1/2021	255	267

Series B, GO, 5.00%, 10/1/2022	1,375	1,502

La Grange Park District Series 2012B, GO, 5.00%, 12/1/2021	415	444

Lee & Ogle Counties School District No. 170 Dixon

Series 2019A, GO, AGM, 3.00%, 1/30/2021	50	51

Series 2019B, GO, AGM, 3.00%, 1/30/2021	120	122

Series 2019A, GO, AGM, 3.00%, 1/30/2022	160	166

Series 2019B, GO, AGM, 3.00%, 1/30/2022	245	254

Series 2019A, GO, AGM, 3.00%, 1/30/2023	170	178

Series 2019B, GO, AGM, 3.00%, 1/30/2023	255	266

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	134

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Madison-Macoupin Etc Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2020	75	76

GO, AGM, 4.00%, 5/1/2022	750	797

GO, AGM, 4.00%, 5/1/2023	700	761

Sangamon County Community Unit School District No. 5 Ball-Chatham

Series B, GO, 5.00%, 1/1/2022	1,650	1,772

GO, 4.00%, 2/1/2023	2,015	2,177

Sangamon Menard Etc Counties Community School District No. 8 Pleasant Plains

Series 2019C, GO, 4.00%, 1/1/2022	165	174

Series 2019C, GO, 4.00%, 1/1/2023	310	334

Series 2019C, GO, 4.00%, 1/1/2024	370	408

State of Illinois

Series D, GO, 5.00%, 11/1/2020	5,000	5,132

GO, 5.00%, 2/1/2024	3,370	3,843

Village of Antioch GO, 3.00%, 12/1/2020	290	294

Village of Bartlett

GO, 5.00%, 12/1/2021	980	1,048

GO, 5.00%, 12/1/2022	1,065	1,179

GO, 5.00%, 12/1/2023	1,130	1,292

Village of Bolingbrook Series A, GO, AGM, 4.00%, 1/1/2021	185	190

Village of Flossmoor

GO, 3.00%, 12/1/2020	585	594

GO, 3.00%, 12/1/2021	605	626

Village of Franklin Park GO, 4.00%, 1/1/2021	500	512

Village of Gilberts Series 2011, GO, 4.00%, 12/1/2021	440	454

Village of Hoffman Estates

Series A, GO, 3.00%, 12/1/2020	110	112

GO, 5.00%, 12/1/2020	270	278

GO, 5.00%, 12/1/2021	210	225

Village of Midlothian

Series 2019A, GO, 4.00%, 1/1/2023	190	204

Series 2019A, GO, 4.00%, 1/1/2024	120	132

Village of Sugar Grove, Kane County, Waterworks and Sewerage GO, 3.00%, 5/1/2020	390	391

Village of Villa Park

Series B, GO, 4.00%, 12/15/2020	125	128

Series B, GO, 4.00%, 12/15/2021	190	200

Series B, GO, 4.00%, 12/15/2022	200	216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series B, GO, 4.00%, 12/15/2023	205	227

Village of Villa Park, Illinois Alternate Source

Series 2018C, GO, 3.00%, 12/15/2020	415	422

Series 2018C, GO, 4.00%, 12/15/2021	505	532

Village of Villa Park, Sales Tax Series A, GO, 4.00%, 12/15/2023	125	138

Village of Woodridge Series 2017, GO, 3.00%, 2/1/2021	250	255

Washington County Community Unit School District No. 10 West Washington

GO, 4.00%, 1/15/2021	740	759

GO, 4.00%, 1/15/2022	575	607

GO, 4.00%, 1/15/2023	685	738

Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	327

Whiteside County Community Unit School District No. 6 Morrison

Series A, GO, AGM, 4.00%, 12/1/2020	205	209

Series A, GO, AGM, 4.00%, 12/1/2021	745	785

Will County Community High School District No. 210 Lincoln-Way

GO, AGM, 4.00%, 1/1/2021	100	102

GO, AGM, 4.00%, 1/1/2022	1,000	1,052

Will County Township High School District No. 204 Joliet

GO, 4.00%, 1/1/2021	75	77

GO, 4.00%, 1/1/2023	125	135

Will, Grundy, Livingston, Cook, Kendal, Lasalle and Kankakee Counties, Joliet Junior College, Community College District No. 525

GO, 5.00%, 1/1/2022	5,275	5,658

GO, 5.00%, 1/1/2023	5,495	6,105

GO, 5.00%, 1/1/2024	2,600	2,986

Winnebago and Stephenson Counties School District No. 323, School Building GO, 5.00%, 11/1/2020	100	103

		120,832

Hospital — 1.5%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	250	252

Illinois Finance Authority, Little Company of Mary Hospital and Health Care Centers

Series 2008B, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/10/2020 (d)	42,220	42,220

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.18%, 3/10/2020 (d)	18,840	18,840

		61,312

Housing — 0.1%

Illinois Housing Development Authority Series 2019A, Rev., FHA, 1.60%, 1/1/2023 (d)	5,600	5,635

Other Revenue — 0.9%

City of Rochelle Series A, Rev., AGM, 3.00%, 6/30/2020	275	277

Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.13%, 3/10/2020 (d)	6,080	6,080

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation Series 1992A, Rev., NATL-RE, Zero Coupon, 6/15/2020	130	130

Peoria Public Building Commission

Series A, Rev., AGM, 3.00%, 12/1/2022	75	78

Series A, Rev., AGM, 4.00%, 12/1/2024	655	737

Sales Tax Securitization Corp. Series C, Rev., 5.00%, 1/1/2023	2,700	2,999

St. Charles Public Library District

Series 2019, Rev., 3.00%, 11/1/2020	100	101

Series 2019, Rev., 3.00%, 11/1/2021	85	88

Series 2019, Rev., 4.00%, 11/1/2022	100	107

State of Illinois, Sales Tax, Junior Obligation

Series A, Rev., 5.00%, 6/15/2020	4,600	4,648

Series B, Rev., 5.00%, 6/15/2020	5,000	5,049

Rev., 5.00%, 6/15/2021	110	115

Series 2018B, Rev., 5.00%, 6/15/2021	5,000	5,239

Rev., 5.00%, 6/15/2023	990	1,109

Tender Option Bond Trust Receipts/Certificates

Series 2015-XF1045, Rev., VRDO, LOC: Barclays Bank plc, 1.30%, 3/10/2020 (d) (f)	6,550	6,550

Series 2018, Rev., VRDO, LIQ: Barclays Bank plc, 1.30%, 3/10/2020 (d) (f)	4,500	4,500

		37,807

Prerefunded — 0.1%

Chicago O’Hare International Airport, Third Lien Series 2011C, Rev., 6.50%, 1/1/2041 (e)	5,000	5,235

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Special Tax — 0.0% (b)

Village of Hampshire, Special Service Area No. 14, Lakewood Crossing Rev., 1.90%, 3/1/2020	200	200

Transportation — 0.2%

Chicago Midway International Airport, Second Lien

Series 2014A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,033

Series 2014B, Rev., 5.00%, 1/1/2023	150	167

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2016G, Rev., AMT, 5.00%, 1/1/2021	200	207

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	282

Illinois State Toll Highway Authority Series 2019C, Rev., 5.00%, 1/1/2025	5,000	5,953

		7,642

Total Illinois		279,019

Indiana — 3.6%

Education — 0.3%

Fort Wayne Community School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2020	165	167

Rev., 4.00%, 1/15/2021	100	103

Rev., 4.00%, 7/15/2021	250	260

Rev., 4.00%, 1/15/2022	250	264

Rev., 4.00%, 7/15/2022	125	134

Hammond Multi-School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2020	615	621

Rev., 4.00%, 7/15/2021	670	695

Indiana Finance Authority, Butler University Project

Rev., 3.00%, 2/1/2021	140	143

Rev., 3.00%, 2/1/2022	210	218

Rev., 3.00%, 2/1/2023	225	238

Indiana Finance Authority, Marian University Project

Series A, Rev., 5.00%, 9/15/2020	50	51

Series A, Rev., 5.00%, 9/15/2021	60	63

Series A, Rev., 5.00%, 9/15/2022	50	55

Series A, Rev., 5.00%, 9/15/2023	75	84

Series A, Rev., 5.00%, 9/15/2024	155	179

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	95

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

North Putnam Middle School Building Corp., Property Tax, First Mortgage

Series 2019, Rev., 3.00%, 1/15/2021	170	173

Series 2019, Rev., 3.00%, 7/15/2021	190	195

Series 2019, Rev., 3.00%, 1/15/2022	250	260

Series 2019, Rev., 3.00%, 7/15/2022	150	157

Purdue University, Student Facilities System Series 2007C, Rev., VRDO, 1.07%, 3/10/2020 (d)	6,575	6,575

South Madison Elementary School Building Corp., Indiana Ad Valorem Property Tax

Rev., 4.00%, 7/15/2020	70	71

Rev., 4.00%, 1/15/2021	100	103

Rev., 4.00%, 7/15/2021	80	83

Southmont School Building Corp., Ad Valorem Property Tax Rev., 4.00%, 7/15/2020	190	192

Tippecanoe County School Building Corp.

Rev., 4.00%, 7/15/2020	240	243

Rev., 4.00%, 1/15/2021	300	308

Rev., 4.00%, 7/15/2021	200	208

Rev., 4.00%, 1/15/2022	365	386

Rev., 4.00%, 7/15/2022	275	295

Rev., 4.00%, 1/15/2023	300	326

Rev., 4.00%, 7/15/2023	380	419

		13,269

General Obligation — 0.5%

Fort Wayne Community Schools

GO, 2.00%, 7/15/2020	450	452

GO, 4.00%, 1/15/2021	455	467

GO, 4.00%, 7/15/2021	630	656

GO, 4.00%, 1/15/2022	755	798

Franklin Township Community School Corp.

GO, 4.00%, 7/15/2020	1,415	1,430

GO, 4.00%, 1/15/2021	1,465	1,502

Metropolitan School District of Southwest Allen County

Series 2019B, GO, 4.00%, 7/15/2020	175	177

Series 2019B, GO, 4.00%, 1/15/2021	110	113

Series 2019B, GO, 4.00%, 7/15/2021	100	104

Series 2019B, GO, 4.00%, 1/15/2022	100	106

Series 2019B, GO, 4.00%, 7/15/2022	590	632

Series 2019B, GO, 4.00%, 1/15/2023	520	564

Series 2019B, GO, 4.00%, 7/15/2023	485	533

Series 2019B, GO, 4.00%, 1/15/2024	575	639

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Metropolitan School District Washington Township

GO, 4.00%, 7/15/2021	250	261

GO, 4.00%, 1/15/2022	590	624

Vinton-Tecumseh School Building Corp. Series C, GO, BAN, 2.50%, 4/1/2020	10,000	10,011

		19,069

Hospital — 1.2%

Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (d)	2,700	2,805

Indiana Finance Authority, Health Obligation

Series L, Rev., (SIFMA Municipal Swap Index Yield + 0.28%), 1.43%, 3/10/2020 (g)	10,000	10,003

Series B, Rev., 2.25%, 7/1/2025 (d)	5,000	5,339

Indiana Finance Authority, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.14%, 3/10/2020 (d)	1,055	1,055

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., 1.37%, 5/1/2020 (d)	3,675	3,678

Series 2001 A-2, Rev., 2.00%, 2/1/2023 (d)	25,000	25,715

		48,595

Other Revenue — 0.9%

Hammond Local Public Improvement Bond Bank

Series 2020A, Rev., 2.25%, 6/30/2020	2,000	2,004

Series 2020A, Rev., 2.38%, 12/31/2020	2,000	2,012

Indiana Finance Authority, Lease Appropriation Series 2007A-3, Rev., VRDO, LIQ: U.S. Bank NA, 1.24%, 3/2/2020 (d)	27,475	27,475

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.14%, 3/10/2020 (d)	6,820	6,820

		38,311

Prerefunded — 0.0% (b)

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., 1.37%, 5/1/2020 (d) (e)	95	95

Utility — 0.7%

City of Rockport, AEP Generating Company Project

Series A, Rev., 1.35%, 9/1/2022 (d)	2,000	2,012

Series B, Rev., 1.35%, 9/1/2022 (d)	2,250	2,263

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	7,101

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.20%, 3/10/2020 (d)	20,000	20,000

		31,376

Water & Sewer — 0.0% (b)

City of Martinsville, Waterworks Rev., AGM, 2.00%, 7/1/2020	310	311

Town of Schererville, Sewage Works

Rev., 2.00%, 3/1/2020	100	100

Rev., 4.00%, 3/1/2021	50	51

Rev., 4.00%, 3/1/2022	75	80

Rev., 4.00%, 3/1/2023	75	81

Rev., 4.00%, 3/1/2024	110	123

		746

Total Indiana		151,461

Iowa — 0.6%

Certificate of Participation/Lease — 0.0% (b)

City of Altoona, Evidencing an Ownership Interest in Base Lease Payments Pursuant to a Lease Purchase Agreement

Series 2020A, COP, 4.00%, 6/1/2022	225	240

Series 2020A, COP, 4.00%, 6/1/2023	275	302

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	330

		872

Education — 0.0% (b)

North Polk Community School District, Iowa School Infrastructure Sales Series 2020B, Rev., 4.00%, 6/1/2022	450	479

General Obligation — 0.1%

City of Iowa Falls

GO, 3.00%, 6/1/2020	120	121

GO, 3.00%, 6/1/2023	230	244

City of Sac City

GO, 5.00%, 6/1/2020	150	152

GO, 5.00%, 6/1/2021	160	168

County of Plymouth

GO, AGM, 3.00%, 6/1/2020	280	282

GO, AGM, 3.00%, 6/1/2021	565	580

GO, AGM, 3.00%, 6/1/2022	290	302

Waukee Community School District GO, 5.00%, 6/1/2020	45	45

		1,894

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.5%

Iowa Finance Authority, Health Systems Rev., VRDO, 1.72%, 3/10/2020 (d) (f)	19,650	19,650

Other Revenue — 0.0% (b)

City of Coralville, Annual Appropriation Series 2018D, Rev., 3.00%, 5/1/2020	300	300

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	421

		721

Total Iowa		23,616

Kansas — 0.5%

Certificate of Participation/Lease — 0.1%

Johnson County Park and Recreation District

Series 2019B, COP, 3.00%, 9/1/2020	340	343

Series 2019A, COP, 5.00%, 9/1/2020	200	204

Series 2019B, COP, 3.00%, 9/1/2021	255	263

Series 2019A, COP, 5.00%, 9/1/2021	240	255

Series 2019B, COP, 3.00%, 9/1/2022	200	210

Series 2019A, COP, 5.00%, 9/1/2022	250	274

Series 2019B, COP, 3.00%, 9/1/2023	200	213

Series 2019A, COP, 5.00%, 9/1/2023	125	142

Kansas City Kansas Community College

Series 2020A, COP, 4.00%, 4/1/2021	450	464

Series 2020A, COP, 4.00%, 4/1/2022	600	637

Series 2020A, COP, 4.00%, 4/1/2023	800	871

Series 2020A, COP, 4.00%, 4/1/2024	500	558

		4,434

General Obligation — 0.3%

Butler County Unified School District No. 385, Temporary Notes GO, 3.00%, 12/1/2020	815	827

City of Manhattan, Temporary Notes GO, 1.50%, 6/15/2022	5,915	5,921

County of Reno, Temporary Notes GO, 3.00%, 12/1/2021	4,605	4,673

Sedgwick County Unified School District No. 267 Renwick

Series 2019A, GO, 3.00%, 11/1/2022	100	105

Series 2019A, GO, 3.00%, 11/1/2023	100	107

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 2.00%, 9/1/2021	200	203

Series 2019A, GO, AGM, 3.00%, 9/1/2022	125	131

Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	426

Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	433

		12,826

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	97

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.0% (b)

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc. Series A, Rev., 5.00%, 5/15/2020	440	443

Other Revenue — 0.1%

Overland Park Development Corp., Overland Park Convention Center

Rev., 3.00%, 3/1/2020	2,235	2,235

Rev., 4.00%, 3/1/2021	1,400	1,440

		3,675

Total Kansas		21,378

Kentucky — 1.8%

General Obligation — 0.0% (b)

Lexington-Fayette Urban County Government, Various Purpose Series 2014A, GO, 5.00%, 9/1/2020	20	20

Hospital — 0.8%

City of Ashland, Ashland Hospital Corp. DBA King’s Daughters Medical Center

Rev., 5.00%, 2/1/2021	385	398

Rev., 5.00%, 2/1/2022	500	534

Rev., 5.00%, 2/1/2023	600	662

Rev., 5.00%, 2/1/2024	575	652

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc.

Series 2020B, Rev., 5.00%, 3/10/2020 (c) (d)	22,000	25,179

Series 2020C, Rev., 5.00%, 3/10/2020 (c) (d)	5,000	6,251

		33,676

Housing — 0.3%

Kentucky Housing Corp., BTT Development III Portfolio Rev., 1.40%, 6/1/2022 (d)	3,315	3,342

Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (d)	7,200	7,236

		10,578

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Louisville/Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2003A, Rev., 1.85%, 4/1/2021 (d)	10,000	10,088

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.0% (b)

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	99

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,581

		1,680

Prerefunded — 0.0% (b)

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2031 (e)	40	42

Transportation — 0.0% (b)

Louisville Regional Airport Authority, Airport System Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,093

Utility — 0.4%

Kentucky Public Energy Authority, Gas Supply

Series 2018A, Rev., 4.00%, 4/1/2020	780	782

Series 2018A, Rev., 4.00%, 4/1/2021	775	800

Series A, Rev., 4.00%, 4/1/2022	1,210	1,283

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (d)	2,750	2,797

Paducah Electric Plant Board

Rev., 5.00%, 10/1/2020	2,250	2,301

Rev., 5.00%, 10/1/2021	2,300	2,440

Rev., 5.00%, 10/1/2022	2,000	2,194

Rev., 5.00%, 10/1/2023	2,000	2,267

		14,864

Water & Sewer — 0.0% (b)

Kentucky Rural Water Finance Corp., Construction Series E-2018-1, Rev., 2.25%, 3/1/2020	1,565	1,565

Total Kentucky		73,606

Louisiana — 1.5%

General Obligation — 0.3%

Calcasieu Parish School District No. 23

GO, 5.00%, 9/1/2023	180	205

GO, 5.00%, 9/1/2024	250	294

Calcasieu Parish School District No. 31 GO, 3.00%, 3/1/2020	370	370

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	541

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Shreveport, Water and Sewer GO, 5.00%, 9/1/2021	145	153

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	152

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	342

St. Tammany Parish Wide School District No. 12 GO, 2.00%, 3/1/2020	200	200

State of Louisiana Series 2013-C, GO, 5.00%, 7/15/2021	10,105	10,683

Zachary Community School District No. 1

GO, 3.00%, 3/1/2021	200	204

GO, 3.00%, 3/1/2022	685	715

GO, 3.00%, 3/1/2023	715	755

		14,614

Hospital — 1.0%

Louisiana Public Facilities Authority, Christus Health Series 2018D, Rev., 5.00%, 7/1/2020	700	709

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 1.80%, 3/10/2020 (g)	40,000	40,126

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 4.00%, 5/15/2020	195	196

Rev., 5.00%, 5/15/2020	325	328

		41,359

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Parish of St. Charles, Pollution Control, Shell Oil Co., Norco Project Series B, Rev., VRDO, 1.25%, 3/2/2020 (d)	150	150

Other Revenue — 0.2%

City of Youngsville LA

Rev., 3.00%, 12/1/2020	250	254

Rev., 3.00%, 12/1/2021	255	264

Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Project Series 2015, Rev., 5.00%, 12/1/2025	715	874

Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	201

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,595

Louisiana Office Facilities Corp., Lease, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,319

		7,507

Water & Sewer — 0.0% (b)

City of Shreveport, Water and Sewer, Junior Lien

Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	343

Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	266

		609

Total Louisiana		64,239

Maryland — 1.2%

Hospital — 1.1%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.12%, 6/1/2020 (d)	46,000	46,000

Other Revenue — 0.1%

Maryland Stadium Authority, Construction and Revitalization Program

Series 2018A, Rev., 5.00%, 5/1/2020	800	806

Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,273

		2,079

Total Maryland		48,079

Massachusetts — 4.1%

Education — 0.0% (b)

Massachusetts Development Finance Agency, Suffolk University

Rev., 4.00%, 7/1/2020	250	252

Rev., 5.00%, 7/1/2021	500	527

Rev., 5.00%, 7/1/2022	390	426

Rev., 5.00%, 7/1/2024	350	408

Massachusetts Development Finance Agency, Western New England University

Rev., 5.00%, 9/1/2020	300	306

Rev., 5.00%, 9/1/2021	265	280

		2,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	99

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 1.7%

City of Boston Series A, GO, 5.00%, 4/1/2020	10	10

City of Fall River GO, BAN, 1.50%, 2/5/2021	14,094	14,161

City of Greenfield GO, BAN, 2.00%, 10/1/2020	4,853	4,881

City of Lowell GO, BAN, 2.00%, 9/25/2020	4,389	4,413

Commonwealth of Massachusetts Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 1.73%, 5/1/2020 (g)	30,000	30,061

Commonwealth of Massachusetts, Consolidated Loan of 2014 Subseries D-2, GO, 1.70%, 8/1/2022 (d)	5,500	5,613

Masconomet Regional School District GO, 5.00%, 5/1/2020	20	20

Southeastern Massachusetts Regional 911 District GO, BAN, 2.00%, 11/4/2020	7,000	7,040

Town of Bridgewater GO, BAN, 2.25%, 6/26/2020	3,500	3,514

		69,713

Hospital — 0.3%

Massachusetts Development Finance Agency, Partners Healthcare System

Series 2017S-5, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 1.57%, 3/10/2020 (g)	10,000	10,003

Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 1.65%, 3/10/2020 (g)	1,500	1,503

		11,506

Housing — 0.0% (b)

Massachusetts Housing Finance Agency, Construction Loan Series 2017A, Rev., 1.85%, 6/1/2020	1,630	1,631

Prerefunded — 0.1%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series 2011A, GO, 5.00%, 4/1/2028 (e)	20	21

Massachusetts Clean Water Trust (The), Revolving Funds Subseries 16B, Rev., 5.00%, 8/1/2021 (e)	4,720	4,802

		4,823

Transportation — 2.0%

Massachusetts Bay Transportation Authority, Sales Tax Series A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.13%, 3/10/2020 (d)	30,785	30,785

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2020	2,295	2,326

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021	3,000	3,160

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022	2,500	2,735

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured Series A, Rev., 5.00%, 1/1/2023 (d)	10,000	11,160

Merrimack Valley Regional Transit Authority Rev., RAN, 2.25%, 6/26/2020	8,400	8,429

Metrowest Regional Transit Authority Rev., RAN, 2.00%, 9/18/2020	9,657	9,712

Pioneer Valley Transit Authority Rev., RAN, 2.00%, 7/16/2020	13,000	13,040

		81,347

Water & Sewer — 0.0% (b)

Massachusetts Clean Water Trust (The), Revolving Funds Series 15A, Rev., 5.00%, 8/1/2020	200	204

Total Massachusetts		171,423

Michigan — 2.6%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (d)	25,000	28,039

General Obligation — 0.7%

City of Garden, Capital Improvement GO, 4.00%, 10/1/2020	795	809

City of Gladstone, Limited Tax

GO, AGM, 3.00%, 3/1/2021 (c)	250	255

GO, AGM, 3.00%, 3/1/2022 (c)	250	260

GO, AGM, 3.00%, 3/1/2023 (c)	260	275

GO, AGM, 3.00%, 3/1/2024 (c)	265	285

GO, AGM, 3.00%, 3/1/2025 (c)	275	301

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2020	75	75

GO, 4.00%, 5/1/2021	150	156

City of Marquette, Limited Tax

GO, 3.00%, 5/1/2020	85	85

GO, 3.00%, 5/1/2021	125	128

Frankenmuth School District, School Building and Site GO, Q-SBLF, 4.00%, 5/1/2023	200	219

Grand Rapids Public Schools

Series 2019, GO, AGM, 5.00%, 11/1/2020	2,075	2,131

Series 2019, GO, AGM, 5.00%, 11/1/2021	2,225	2,376

Series 2019, GO, AGM, 5.00%, 11/1/2023	1,700	1,949

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Grosse Pointe Public School System

GO, 4.00%, 5/1/2020	500	502

GO, 4.00%, 5/1/2021	240	249

Hopkins Public Schools

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2020	85	86

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2021	180	187

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2022	160	170

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2023	365	399

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2021	1,015	1,052

GO, Q-SBLF, 4.00%, 5/1/2022	1,345	1,433

GO, Q-SBLF, 4.00%, 5/1/2023	605	662

GO, Q-SBLF, 4.00%, 5/1/2024	690	774

Kalamazoo Public Schools, School Building and Site

GO, 4.00%, 5/1/2020	1,820	1,829

GO, 4.00%, 5/1/2021	775	804

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	373

GO, AGM, 4.00%, 5/1/2022	380	405

Leland Public School District

GO, AGM, 4.00%, 5/1/2022	510	543

GO, AGM, 4.00%, 5/1/2023	785	860

Marshall Public Schools Series 2016, GO, Q-SBLF, 4.00%, 5/1/2020	850	855

Waterford School District, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2021 (c)	265	274

GO, Q-SBLF, 4.00%, 5/1/2022 (c)	650	693

GO, Q-SBLF, 4.00%, 5/1/2023 (c)	1,340	1,466

GO, Q-SBLF, 4.00%, 5/1/2024 (c)	1,360	1,526

Wayne-Westland Community Schools, Building and Site

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2020	190	191

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2020	875	893

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2021	200	207

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2021	785	824

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2022	160	170

Series 2019, GO, Q-SBLF, 5.00%, 11/1/2022	290	320

		27,051

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.4%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (d)	4,165	4,423

Michigan Finance Authority, CHE Trinity Health Credit Group Series MI-1, Rev., VRDO, 1.12%, 6/1/2020 (d)	11,500	11,500

Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Series A, Subseries 2016A-1, Rev., 1.37%, 5/1/2020 (d)	2,095	2,097

		18,020

Housing — 0.2%

Michigan State Housing Development Authority, Single Family Mortgage Series D, Rev., LIQ: Industrial & Commercial Bank of China, 1.24%, 3/10/2020 (d)	9,905	9,905

Other Revenue — 0.6%

City of Charlevoix, Limited Tax

Rev., 4.00%, 10/1/2020	165	168

Rev., 4.00%, 10/1/2021	215	226

Rev., 4.00%, 10/1/2022	175	188

Rev., 4.00%, 10/1/2023	110	121

Detroit Downtown Development Authority, Tax Increment

Series B, Rev., AGM, 5.00%, 7/1/2020	1,200	1,215

Series 2018A, Rev., AGM, 5.00%, 7/1/2021	500	525

Michigan Finance Authority Series A-1, Rev., 4.00%, 8/20/2020	10,000	10,145

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2020	200	203

Rev., 4.00%, 11/15/2021	180	186

Rev., 4.00%, 11/15/2022	180	190

Rev., 4.00%, 11/15/2023	190	204

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0717, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 1.35%, 3/10/2020 (d) (f)	9,410	9,410

		22,781

Transportation — 0.0% (b)

Gerald R Ford International Airport Authority, Limited Tax Rev., GTD, 5.00%, 1/1/2021	815	843

Wayne County Airport Authority, Junior Lien Series B, Rev., AMT, 5.00%, 12/1/2020	550	567

		1,410

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	101

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

South Haven Township and Casco Township Water and Sewage Treatment Authority

Rev., 4.00%, 5/1/2021	280	290

Rev., 4.00%, 5/1/2022	285	303

Rev., 4.00%, 5/1/2023	480	525

Rev., 4.00%, 5/1/2024	720	806

		1,924

Total Michigan		109,130

Minnesota — 0.5%

Certificate of Participation/Lease — 0.0% (b)

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2021	145	150

Series 2019B, COP, 5.00%, 2/1/2022	160	172

Series 2019C, COP, 5.00%, 2/1/2022	135	145

Series 2019B, COP, 5.00%, 2/1/2023	185	205

St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	966

		1,638

Education — 0.1%

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 3.00%, 12/1/2020	75	76

Rev., 3.00%, 12/1/2021	75	77

Rev., 3.00%, 12/1/2022	100	105

Rev., 3.00%, 12/1/2023	100	106

Minnesota Higher Education Facilities Authority, Trustees of the Hamline University Series 2017B, Rev., 4.00%, 10/1/2020	780	792

University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,949

		4,105

General Obligation — 0.1%

City of Glencoe

Series 2018-A, GO, 3.00%, 8/1/2020	75	76

Series 2018-A, GO, 3.00%, 8/1/2021	80	82

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,871

		2,029

Hospital — 0.2%

Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care, Allina Health Series 2007C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.14%, 3/10/2020 (d)	10,000	10,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

City of Wayzata, Folkestone Senior Living Community

Rev., 3.00%, 8/1/2022	200	207

Rev., 3.00%, 8/1/2023	100	104

Rev., 3.00%, 8/1/2024	100	105

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	337

Series 2018-A, Rev., 3.63%, 11/1/2022	345	359

Series 2018-A, Rev., 3.88%, 11/1/2023	325	344

Housing and Redevelopment Authority of The City of St. Paul Minnesota, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	520

		1,976

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	400

Total Minnesota		20,148

Mississippi — 1.0%

General Obligation — 0.1%

City of Tupelo

Series 2019, GO, 4.00%, 12/1/2020	360	368

Series 2019, GO, 4.00%, 12/1/2021	125	132

Series 2019, GO, 4.00%, 12/1/2022	245	265

Series 2019, GO, 4.00%, 12/1/2023	315	350

State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,112

		5,227

Hospital — 0.2%

Mississippi Hospital Equipment and Facilities Authority, Baptist Memorial Health Care Series B2, Rev., VRDO, 1.07%, 6/1/2020 (d)	4,335	4,335

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series B, Rev., 5.00%, 1/1/2021	270	279

Series B, Rev., 5.00%, 1/1/2022	320	343

Series B, Rev., 5.00%, 1/1/2023	370	409

Series B, Rev., 5.00%, 1/1/2024	370	422

		5,788

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series E, Rev., VRDO, 1.16%, 3/10/2020 (d)	6,200	6,200

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.6%

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.23%, 3/2/2020 (d)	25,000	25,000

Mississippi Development Bank, Rankin County Project Rev., 3.00%, 3/1/2022	100	104

Mississippi Development Bank, Special Obligation, Biloxi project

Rev., 3.00%, 3/1/2020	125	125

Rev., 3.00%, 3/1/2021	130	133

Rev., 3.00%, 3/1/2022	175	181

State of Mississippi Series E, Rev., 5.00%, 10/15/2020	100	103

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	746

		26,392

Prerefunded — 0.0% (b)

State of Mississippi, Capital Improvements Project Series 2011A, GO, 5.00%, 10/1/2036 (e)	25	27

Total Mississippi		43,634

Missouri — 1.7%

Certificate of Participation/Lease — 0.1%

Belton School District No. 124 Series 2019, COP, AGM, 4.00%, 1/15/2022	100	106

Blue Eye R-V School District COP, 4.00%, 4/1/2021	75	77

City of St. Peters

COP, 4.00%, 5/1/2021	530	549

COP, 4.00%, 5/1/2022	605	645

COP, 4.00%, 5/1/2023	625	684

COP, 4.00%, 5/1/2024	650	730

COP, 4.00%, 5/1/2025	425	488

City of Waynesville Series C, COP, 2.00%, 4/15/2020	250	250

County of Stone COP, 3.00%, 12/1/2020	145	147

St. Louis County Special School District

COP, 4.00%, 4/1/2021	355	367

COP, 4.00%, 4/1/2022	395	420

COP, 4.00%, 4/1/2023	410	447

COP, 4.00%, 4/1/2024	605	677

Village of Country Club

COP, AGM, 3.00%, 4/1/2020	100	100

COP, AGM, 3.00%, 4/1/2021	165	169

		5,856

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — 0.1%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2019B, Rev., 2.88%, 2/1/2022	3,270	3,274

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

		3,324

General Obligation — 0.1%

Greene County Reorganized School District No. R-8

Series 2019B, GO, 3.00%, 3/1/2022	500	520

Series 2019B, GO, 3.00%, 3/1/2023	595	631

Nixa Public Schools, Missouri Direct Deposit Program

Series 2019B, GO, 4.00%, 3/1/2020	100	100

Series 2019B, GO, 4.00%, 3/1/2021	100	103

Series 2019B, GO, 4.00%, 3/1/2022	175	186

Series 2019B, GO, 5.00%, 3/1/2023	200	224

		1,764

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Cape Girardeau County IDA, South Eastern Health Series 2017A, Rev., 5.00%, 3/1/2020	320	320

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	306

		626

Other Revenue — 1.4%

City of Kansas City, Roe Bartle Convention Center Series F, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/10/2020 (d)	4,490	4,490

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2021	205	216

Rev., 4.00%, 12/1/2022	260	281

Rev., 4.00%, 12/1/2023	520	577

Rev., 4.00%, 12/1/2024	540	614

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,439

Missouri Development Finance Board, The Nelson Gallery Foundation Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.23%, 3/2/2020 (d)	39,970	39,970

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.25%, 3/10/2020 (d) (f)	8,200	8,200

		58,787

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	103

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.0% (b)

St. Louis Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,376

Total Missouri		71,733

Montana — 0.1%

Education — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., VRDO, 1.60%, 3/10/2020 (d)	3,225	3,225

Nebraska — 0.0% (b)

General Obligation — 0.0% (b)

County of Saunders

GO, 1.00%, 11/1/2021	100	100

GO, 2.00%, 11/1/2022	300	308

GO, 3.00%, 11/1/2023	325	349

GO, 3.00%, 11/1/2024	415	454

Papio-Missouri River Natural Resource District GO, 4.00%, 12/15/2020	405	416

		1,627

Other Revenue — 0.0% (b)

Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Series 2017B, Rev., AGM, 3.00%, 12/15/2020	250	254

Special Tax — 0.0% (b)

City of Omaha

Series A, Rev., 2.20%, 1/15/2021	125	126

Series A, Rev., 5.00%, 1/15/2022	125	135

		261

Total Nebraska		2,142

Nevada — 0.9%

General Obligation — 0.1%

Clark County School District

Series 2014A, GO, 5.00%, 6/15/2020	50	51

Series C, GO, 5.00%, 6/15/2023	2,000	2,267

		2,318

Hospital — 0.0% (b)

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2020	250	255

Rev., 5.00%, 9/1/2027	610	765

		1,020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.1%

County of Humboldt, Sierra Pacific Power Company Project Series 2016B, Rev., 1.85%, 4/15/2022 (d)	4,550	4,623

Other Revenue — 0.0% (b)

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (f)	885	906

Transportation — 0.5%

Clark County, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	19,519

Utility — 0.1%

Clark County, Nevada Power Co. Projects Rev., 1.60%, 5/21/2020 (d)	3,000	3,004

Water & Sewer — 0.1%

County of Washoe, Sierra Pacific Power Company Project Series 2016G, Rev., 1.85%, 4/15/2022 (d)	5,000	5,080

Total Nevada		36,470

New Hampshire — 0.2%

Education — 0.2%

New Hampshire Health and Education Facilities Authority Act, Dartmouth College Rev., VRDO, LIQ: U.S. Bank NA, 1.03%, 3/10/2020 (d)	7,310	7,310

New Jersey — 6.4%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series 2017DDD, Rev., 5.00%, 6/15/2020	500	506

Series PP, Rev., 5.00%, 6/15/2020	200	202

Series XX, Rev., 5.00%, 6/15/2021	5,000	5,245

New Jersey Educational Facilities Authority, The William Paterson University

Series 2012D, Rev., 5.00%, 7/1/2020	100	102

Series C, Rev., 5.00%, 7/1/2021	150	158

		6,213

General Obligation — 5.1%

Borough of Carlstadt GO, BAN, 2.00%, 6/26/2020	5,000	5,013

Borough of Carteret

Series 2019, GO, BAN, 2.25%, 6/5/2020	5,999	6,016

GO, BAN, 1.75%, 1/29/2021	7,147	7,189

Borough of East Rutherford GO, AGM, 5.00%, 12/1/2020	290	299

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Borough of Franklin GO, BAN, 2.00%, 7/31/2020	2,193	2,200

Borough of Haledon GO, BAN, 2.00%, 10/30/2020	3,650	3,673

Borough of Middlesex Series A, GO, BAN, 2.25%, 6/25/2020	5,282	5,302

Borough of Stanhope GO, BAN, 2.00%, 5/21/2020	4,639	4,649

Borough of Sussex GO, BAN, 2.00%, 10/23/2020	2,027	2,038

City of Atlantic, Tax Appeal

Series 2017A, GO, 5.00%, 3/1/2020	650	650

Series 2017B, GO, AGM, 5.00%, 3/1/2020	200	200

City of Bridgeton GO, BAN, 2.00%, 8/21/2020	9,397	9,429

City of Englewood GO, 2.00%, 3/27/2020	5,130	5,134

City of Linwood, Bemporary Nobas GO, BAN, 2.00%, 7/21/2020	4,935	4,949

City of Newark GO, 2.00%, 10/7/2020	49,420	49,648

City of Newark, School Promissory Notes GO, 2.50%, 7/29/2020	30,582	30,739

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2020	65	66

GO, 5.00%, 8/1/2021	55	58

GO, 5.00%, 8/1/2022	110	121

Penns Grove-Carneys Point Regional School District GO, GAN, 2.50%, 7/10/2020	7,158	7,189

Township of Franklin GO, BAN, 2.00%, 7/17/2020	3,158	3,167

Township of Galloway GO, BAN, 2.00%, 8/13/2020	6,920	6,947

Township of Haddon Series 2019A, GO, BAN, 2.00%, 10/29/2020	15,758	15,860

Township of Logan GO, BAN, 1.75%, 10/21/2020	2,360	2,371

Township of Lyndhurst GO, BAN, 1.50%, 2/5/2021	4,065	4,080

Township of Pemberton Series 2019, GO, BAN, 2.25%, 6/9/2020	6,230	6,249

Township of Springfield GO, BAN, 2.00%, 7/30/2020	11,000	11,039

Township of Waterford Series 2019A, GO, BAN, 2.00%, 12/1/2020	2,718	2,737

Township of West Orange GO, BAN, 2.00%, 7/24/2020	6,692	6,716

Township of Westampton Series B, GO, BAN, 2.00%, 6/4/2020	2,205	2,209

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Township of Willingboro Series 2019, GO, BAN, 2.75%, 4/24/2020	4,973	4,984

		210,921

Hospital — 0.0% (b)

New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	379

Housing — 0.3%

New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit, Garden Spires Project Series 2018A, Rev., 2.02%, 8/1/2020 (d)	8,000	8,031

New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (d)	4,500	4,536

New Jersey Housing and Mortgage Finance Agency, Oceanport Gardens Series C, Rev., 1.58%, 6/1/2020 (d)	1,000	1,001

		13,568

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Passaic County Utilities Authority, Solid Waste Disposal

Series 2018, Rev., GTD, 4.25%, 3/1/2020	180	180

Series 2018, Rev., GTD, 4.38%, 3/1/2021	255	264

		444

Other Revenue — 0.2%

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25	25

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.27%, 3/10/2020 (d) (f)	5,000	5,000

The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	366

Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2020	3,000	3,029

		8,420

Transportation — 0.6%

New Jersey Transportation Trust Fund Authority Series 2013A, Rev., 5.00%, 6/15/2020	9,635	9,745

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,303

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	105

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

New Jersey Turnpike Authority

Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 1.45%, 4/1/2020 (g)	4,000	4,007

Series B, Rev., 5.00%, 1/1/2025	5,345	5,961

		26,016

Water & Sewer — 0.0% (b)

Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	100

Total New Jersey		266,061

New Mexico — 0.4%

General Obligation — 0.1%

Albuquerque Municipal School District No. 12, Education Technology Notes GO, 5.00%, 8/1/2020	25	25

County of Sandoval

GO, 3.00%, 8/1/2020	330	333

GO, 5.00%, 8/1/2021	535	566

GO, 5.00%, 8/1/2022	560	616

University of New Mexico, Gallup Branch Community College District Series 2012, GO, 2.00%, 10/15/2022	1,500	1,501

		3,041

Other Revenue — 0.1%

City of Farmington, Southern California Edison Co. Four Corners Project Rev., 1.87%, 4/1/2020 (d)	5,000	5,002

City of Santa Fe, El Castillo Retirement Residences Project Series 2019B-2, Rev., 2.25%, 5/15/2024	600	604

		5,606

Utility — 0.1%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series C, Rev., 2.25%, 7/1/2023	1,525	1,530

Series C, Rev., 2.38%, 7/1/2024	1,525	1,531

		3,061

Water & Sewer — 0.1%

City of Rio Rancho, Water and Wastewater System

Rev., 5.00%, 5/15/2020	825	832

Rev., 5.00%, 5/15/2021	720	756

Rev., 5.00%, 5/15/2022	1,250	1,362

		2,950

Total New Mexico		14,658

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 21.4%

Education — 0.0% (b)

Hempstead Town Local Development Corp., Adelphi University Project

Series 2019, Rev., 4.00%, 2/1/2021	75	77

Series 2019, Rev., 4.00%, 2/1/2022	50	53

Series 2019, Rev., 4.00%, 2/1/2023	100	109

Series 2019, Rev., 4.00%, 2/1/2024	200	223

New York State Dormitory Authority, Dormitory Facilities Series 2015A, Rev., 5.00%, 7/1/2020	10	10

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,046

		1,518

General Obligation — 14.4%

Batavia City School District GO, BAN, 2.00%, 6/16/2020	8,069	8,092

Beacon City School District GO, BAN, 2.50%, 6/19/2020	8,944	8,984

Brasher Falls Central School District GO, BAN, 2.00%, 7/15/2020	3,900	3,913

City of Ithaca Series B, GO, BAN, 2.00%, 7/24/2020	2,310	2,317

City of Jamestown, Public Improvement

GO, 5.00%, 6/1/2020	450	455

GO, 5.00%, 6/1/2021	475	500

GO, 5.00%, 6/1/2022	500	545

GO, 5.00%, 6/1/2023	525	593

GO, 5.00%, 6/1/2024	545	636

City of Long Beach Series 2020A, GO, BAN, 1.50%, 9/4/2020	21,645	21,688

City of New York Subseries G-4, GO, VRDO, LIQ: Barclays Bank plc, 1.18%, 3/10/2020 (d)	20,000	20,000

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.19%, 3/2/2020 (d)	76,035	76,035

City of New York, Fiscal Year 2008 Subseries J-10, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 1.12%, 3/10/2020 (d)	17,850	17,850

City of New York, Fiscal Year 2010 Series 2010E, GO, 5.00%, 8/1/2022	5,000	5,014

City of New York, Fiscal Year 2012

Subseries 2012G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.22%, 3/2/2020 (d)	22,615	22,615

Series 2012A-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 1.18%, 3/10/2020 (d)	22,700	22,700

City of Ogdensburg Series 2019, GO, BAN, 3.00%, 4/24/2020	1,500	1,503

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Troy Series B, GO, BAN, 2.00%, 7/31/2020	8,272	8,309

Clifton-Fine Central School District GO, BAN, 1.75%, 7/15/2020	3,980	3,988

County of Clinton Series B, GO, BAN, 2.00%, 7/30/2020	7,389	7,415

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	2,295	2,576

County of Suffolk Series I, GO, TAN, 2.50%, 7/23/2020	11,000	11,064

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	317

Fallsburg Central School District GO, BAN, 2.00%, 6/26/2020	9,000	9,025

Fort Ann Central School District GO, BAN, 2.25%, 6/26/2020	3,355	3,366

General Brown Central School District GO, BAN, 2.25%, 6/26/2020	5,500	5,521

Geneva City School District GO, RAN, 2.25%, 6/24/2020	6,000	6,021

Germantown Central School District GO, BAN, 2.25%, 6/26/2020	8,890	8,924

Gorham-Middlesex Central School District GO, BAN, 2.25%, 6/25/2020	9,500	9,536

Gouverneur Central School District GO, BAN, 2.00%, 6/26/2020	6,500	6,517

Grand Island Central School District GO, BAN, 2.00%, 8/13/2020	5,300	5,321

Hartford Central School District GO, BAN, 2.00%, 6/18/2020	3,760	3,770

Hempstead Union Free School District

GO, TAN, 2.50%, 6/25/2020	6,750	6,782

Series 2019C, GO, BAN, 2.00%, 7/15/2020	6,000	6,022

Hinsdale Central School District GO, BAN, 2.25%, 6/26/2020	4,570	4,587

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	2,292	2,301

Lansing Central School District GO, BAN, 2.00%, 6/30/2020	3,150	3,158

Lewiston-Porter Central School District Series A, GO, BAN, 2.50%, 6/17/2020	3,750	3,765

Lynbrook Union Free School District GO, BAN, 2.00%, 6/26/2020	7,000	7,020

Menands Union Free School District GO, BAN, 2.25%, 6/26/2020	7,200	7,225

Morrisville-Eaton Central School District GO, BAN, 2.00%, 6/26/2020	5,372	5,389

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	950

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 5.00%, 12/1/2022	1,965	2,195

Peru Central School District GO, BAN, 2.00%, 6/26/2020	5,500	5,514

Poland Central School District GO, BAN, 2.25%, 6/26/2020	11,741	11,786

Rocky Point Union Free School District GO, TAN, 2.00%, 6/25/2020	4,500	4,512

Rome City School District GO, RAN, 2.00%, 2/3/2021	8,000	8,065

Romulus Central School District GO, BAN, 2.00%, 6/26/2020	7,700	7,720

Salamanca City School District GO, BAN, 1.75%, 6/26/2020	8,600	8,616

Sharon Springs Central School District GO, BAN, 2.00%, 6/26/2020	3,540	3,550

Shenendehowa Central School District GO, BAN, 1.95%, 6/26/2020	6,000	6,016

Sherburne Earlville Central School District GO, BAN, 2.00%, 6/26/2020	10,095	10,121

Southwestern Central School District Series B, GO, BAN, 2.00%, 7/22/2020	8,464	8,500

St. Regis Falls Central School District GO, BAN, 2.00%, 7/8/2020	4,751	4,766

Stillwater Central School District GO, BAN, 2.00%, 6/26/2020	6,100	6,119

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	5,150	5,170

Town of LaGrange Series B, GO, BAN, 2.50%, 6/12/2020	3,780	3,795

Town of Oyster Bay Series 2020A, GO, BAN, 2.00%, 3/12/2021 (c)	80,695	81,375

Town of Oyster Bay, Water District Notes Series B, GO, 2.00%, 3/12/2021 (c)	49,190	49,589

Town of Victor GO, BAN, 2.00%, 7/30/2020	5,000	5,019

Wayne Central School District GO, BAN, 2.00%, 7/30/2020	3,500	3,513

Wellsville Central School District, New Issue GO, BAN, 2.00%, 6/26/2020	3,600	3,610

Wheatland Chili Central School District GO, BAN, 2.25%, 6/24/2020	4,940	4,959

		596,819

Hospital — 0.0% (b)

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series A, Rev., 3.00%, 11/1/2020	575	580

New York State Dormitory Authority, Mount Sinai Hospital Series 2010A, Rev., 5.00%, 7/1/2020 (e)	45	46

		626

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	107

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.3%

New York State Housing Finance Agency, Dock Street Housing Series 2012A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.18%, 3/10/2020 (d)	13,905	13,905

Other Revenue — 3.6%

Battery Park City Authority, Junior Series D-2, Rev., VRDO, LIQ: TD Bank NA, 1.12%, 3/10/2020 (d)	10,000	10,000

New York City Transitional Finance Authority Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.25%, 3/2/2020 (d)	40,745	40,745

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (d)	35,000	35,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.12%, 3/10/2020 (d)	21,030	21,030

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries B-3, Rev., VRDO, LIQ: Barclays Bank plc, 1.32%, 3/2/2020 (d)	22,500	22,500

New York City Transitional Finance Authority, Future Tax-Exempt Series 1999A-1, Rev., VRDO, LIQ: TD Bank NA, 1.18%, 3/10/2020 (d)	10,000	10,000

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.14%, 3/10/2020 (d)	2,495	2,495

New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series 2015A, Rev., 4.00%, 5/1/2020	150	151

New York State Dormitory Authority, Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025	400	483

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.28%, 3/10/2020 (d) (f)	6,000	6,000

		148,404

Prerefunded — 0.2%

New York City Municipal Water Finance Authority, Water and Sewer System Rev., 5.00%, 6/15/2047 (e)	7,165	8,146

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2028 (e)	1,120	1,209

		9,355

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2014A, Rev., 5.00%, 2/15/2021	200	208

Transportation — 1.7%

Metropolitan Transportation Authority

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	10,010	10,092

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	20,000	21,606

New York State Thruway Authority Series L, Rev., 5.00%, 1/1/2021	50	52

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,650	15,642

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2020	500	502

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,606

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	912

Port Authority of New York and New Jersey Series 207, Rev., AMT, 5.00%, 9/15/2023	10,000	11,377

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series D, Rev., VRDO, 1.57%, 3/2/2020 (d)	10,000	9,999

		71,788

Water & Sewer — 1.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ, 1.18%, 3/10/2020 (d)	12,560	12,560

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Subseries 2014 AA-3, Rev., VRDO, LIQ: TD Bank NA, 1.19%, 3/2/2020 (d)	25,000	25,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.15%, 3/10/2020 (d)	5,680	5,680

New York City Water and Sewer System, Second General Resolution Series 2010CC, Rev., VRDO, LIQ: Barclays Bank plc, 1.18%, 3/10/2020 (d)	5,090	5,090

		48,330

Total New York		890,953

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — 0.5%

Education — 0.1%

North Carolina Capital Facilities Finance Agency, Meredith College Rev., 5.00%, 6/1/2020	275	278

University of North Carolina, Chapel Hill Series B, Rev., VRDO, 1.46%, 4/1/2020 (d)	3,750	3,750

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 4.00%, 10/1/2020	120	122

		4,150

General Obligation — 0.0% (b)

County of Union Series A, GO, 5.00%, 3/1/2020	20	20

Hospital — 0.3%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (d)	13,500	13,771

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Columbus County Industrial Facilities and Pollution Control Financing Authority, International Paper Co. Project

Series 2019A, Rev., 2.00%, 10/1/2024 (d)	825	846

Series 2019B, Rev., 2.00%, 10/1/2024 (d)	825	846

		1,692

Other Revenue — 0.0% (b)

County of Buncombe, Limited Obligation Series 2014A, Rev., 5.00%, 6/1/2021	20	21

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	426

Total North Carolina		20,080

Ohio — 4.1%

Certificate of Participation/Lease — 0.0% (b)

Euclid City School District

COP, 4.00%, 12/1/2023	70	77

COP, 4.00%, 12/1/2024	70	79

Goshen Local School District, School Facilities Project COP, 1.50%, 12/15/2020	280	281

		437

General Obligation — 2.0%

Avon Local School District GO, BAN, 2.00%, 9/30/2020 (c)	3,015	3,031

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Brecksville, Various Purpose Improvement, Limited Tax GO, BAN, 2.00%, 2/25/2021	4,875	4,921

City of Elyria

Series 2019-2, GO, 4.00%, 12/1/2021	1,010	1,064

Series 2019-2, GO, 4.00%, 12/1/2022	935	1,012

City of Euclid, Various Purpose Improvement Series 2019, GO, BAN, 3.00%, 4/30/2020	1,350	1,354

City of Gahanna GO, BAN, 3.00%, 8/6/2020	1,400	1,411

City of Lorain, Streetscape Improvements GO, BAN, 3.00%, 6/18/2020	540	543

City of Marysville, Various Purpose Series 2019B, GO, BAN, 3.00%, 3/26/2020	910	911

City of Moraine GO, BAN, 2.50%, 6/25/2020	2,725	2,737

City of Napoleon GO, BAN, 2.00%, 2/25/2021	5,852	5,902

City of Olmsted Falls, Various Purpose Series 2019, GO, BAN, 3.00%, 6/11/2020	1,365	1,372

City of Rocky River GO, BAN, 2.00%, 9/24/2020	3,375	3,394

City of Seven Hills Series 2019C, GO, BAN, 3.50%, 4/9/2020	700	702

City of Seven Hills, Capital Improvement Series 2019, GO, BAN, 3.00%, 4/9/2020	500	501

City of Toledo GO, AGM, 4.00%, 12/1/2020	100	102

City of Toledo, Capital Improvement

GO, AGM, 5.00%, 12/1/2020	615	634

GO, AGM, 5.00%, 12/1/2021	1,275	1,366

GO, AGM, 5.00%, 12/1/2022	1,305	1,447

City of Twinsburg, Gleneagles Clubhouse Improvements, Limited Tax GO, BAN, 2.00%, 2/25/2021	2,300	2,316

City of Willoughby GO, BAN, 2.25%, 6/19/2020	6,400	6,420

County of Licking Series 2019, GO, BAN, 3.00%, 5/8/2020	1,500	1,506

County of Lorain

Series B, GO, BAN, 1.30%, 2/6/2021	500	500

Series A, GO, BAN, 3.00%, 2/6/2021	5,010	5,099

County of Mahoning, Various Purpose Notes GO, 3.00%, 9/16/2020	3,100	3,133

County of Union GO, BAN, 2.00%, 9/9/2020	1,500	1,507

Sycamore Community City School District GO, BAN, 2.25%, 4/15/2020	30,000	30,042

Zanesville City School District GO, 4.00%, 12/1/2021	595	627

		83,554

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	109

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 1.2%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	133

City of Centerville, Graceworks Lutheran Services

Rev., 5.00%, 11/1/2020	275	280

Rev., 5.00%, 11/1/2021	285	298

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (d)	2,000	2,171

County of Franklin, CHE Trinity Health Credit Group Series 2013OH, Rev., 1.05%, 5/1/2020 (d)	5,000	5,001

County of Franklin, Ohio Hospital Facilities Series C, Rev., VRDO, 1.17%, 3/10/2020 (d)	27,470	27,470

County of Ross, Adena Health System

Rev., 5.00%, 12/1/2020	1,000	1,030

Rev., 5.00%, 12/1/2021	335	358

Rev., 5.00%, 12/1/2022	355	393

Rev., 5.00%, 12/1/2023	490	560

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2021	50	53

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.58%, 3/10/2020 (g)	5,000	5,008

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.36%, 3/2/2020 (d)	8,250	8,250

		51,005

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2016 A, Rev., LIQ: TD Bank NA, 1.11%, 3/10/2020 (d)	7,500	7,500

Rev., 5.25%, 12/1/2020	35	36

		7,536

Other Revenue — 0.3%

Buckeye Tobacco Settlement Financing Authority

Series 2020A-2, Class I, Rev., 5.00%, 6/1/2027	2,250	2,886

Series 2020A-2, Class I, Rev., 5.00%, 6/1/2028	3,000	3,931

City of Cleveland, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	292

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

City of Whitehall Rev., 2.25%, 12/9/2020	3,810	3,839

County of Mahoning, Various Purpose Sales Tax Supported Improvement Notes Rev., 3.00%, 9/16/2020	750	758

Village of Obetz

Rev., 5.00%, 12/1/2020	185	191

Rev., 5.00%, 12/1/2021	125	134

		12,031

Transportation — 0.1%

Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.14%, 3/10/2020 (d)	5,525	5,525

Utility — 0.3%

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (d)	10,000	10,178

Total Ohio		170,266

Oklahoma — 0.5%

Education — 0.3%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 1.15%, 12/1/2020	270	270

Rev., 4.00%, 12/1/2021	140	147

Rev., 4.00%, 12/1/2022	190	205

Rev., 4.00%, 12/1/2023	155	172

Rev., 4.00%, 12/1/2024	165	187

Canadian County Educational Facilities Authority, Yukon Public Schools Project Series 2019, Rev., 5.00%, 12/1/2020	2,050	2,104

Cleveland County Educational Facilities Authority, Lexington Public Schools Project

Series 2019, Rev., 4.00%, 9/1/2020	110	112

Series 2019, Rev., 4.00%, 9/1/2021	150	157

Series 2019, Rev., 4.00%, 9/1/2022	125	133

Series 2019, Rev., 4.00%, 9/1/2023	270	295

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2020	1,200	1,212

Cushing Educational Facilities Authority, Public Schools Project Rev., 5.00%, 9/1/2020	50	51

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2021	410	431

Rev., 4.00%, 12/1/2023	450	497

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Ellis County Educational Facilities Authority, Fargo-Gage Public Schools Project

Rev., 3.00%, 3/1/2022	725	754

Rev., 3.00%, 3/1/2023	730	770

Garvin County Educational Facilities Authority, Pernell Public School Project

Rev., 4.00%, 9/1/2021	125	130

Rev., 4.00%, 9/1/2022	135	145

Rev., 4.00%, 9/1/2023	110	121

Rev., 4.00%, 9/1/2024	160	179

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2021	250	261

Rev., 4.00%, 9/1/2022	200	215

Rev., 4.00%, 9/1/2023	300	331

Rev., 4.00%, 9/1/2024	245	277

Kingfisher County Educational Facilities Authority, Lomega Public Schools Project

Rev., 3.00%, 3/1/2022	165	171

Rev., 3.00%, 3/1/2023	385	405

Rev., 3.00%, 3/1/2024	270	289

Muskogee Industrial Trust, Educational Facilities, Muskogee Public Schools Project Rev., 5.00%, 9/1/2023	900	1,013

Tulsa County Industrial Authority, Sand Springs Public Schools Project

Rev., 2.00%, 9/1/2020	70	70

Rev., 5.00%, 9/1/2021	325	345

Rev., 2.00%, 9/1/2022	125	128

Rev., 4.00%, 9/1/2023	175	193

Rev., 4.00%, 9/1/2024	435	487

Wagoner County School Development Authority, Wagoner Public Schools Project

Rev., 4.00%, 9/1/2021	225	235

Rev., 4.00%, 9/1/2023	525	576

		13,068

Housing — 0.1%

Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., VRDO, 1.90%, 3/1/2021 (d)	1,500	1,500

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.37%, 10/1/2020 (d)	2,375	2,393

		3,893

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Elk City Industrial Authority Rev., 2.00%, 5/1/2023	140	143

Prerefunded — 0.0% (b)

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series B, Rev., 5.00%, 1/1/2029 (e)	20	21

Transportation — 0.1%

Oklahoma Development Finance Authority (The), Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	4,885	4,919

Total Oklahoma		22,044

Oregon — 0.4%

General Obligation — 0.1%

County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	1,974

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2020	225	227

GO, 4.00%, 6/15/2021	175	182

GO, 5.00%, 6/15/2021	500	527

		2,910

Hospital — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series 2008A, Rev., VRDO, LOC: U.S. Bank NA, 1.07%, 3/10/2020 (d)	8,800	8,800

Housing — 0.1%

State of Oregon Housing and Community Services Department, SHA RAD Group II Apartment Projects Rev., 1.45%, 6/1/2022 (d)	3,350	3,376

Total Oregon		15,086

Pennsylvania — 7.9%

Education — 2.7%

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2022	300	324

Rev., 5.00%, 4/1/2023	300	335

Rev., 5.00%, 4/1/2024	300	345

Rev., 5.00%, 4/1/2025	250	296

Rev., 5.00%, 4/1/2026	165	200

Pennsylvania Higher Educational Facilities Authority Series AN, Rev., 5.00%, 6/15/2020	5,975	6,045

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	111

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (d)	2,500	2,505

School District of Philadelphia (The) Series C, Rev., TRAN, 4.00%, 3/31/2020	43,000	43,104

State Public School Building Authority, Community College of Philadelphia Project

Series 2019A, Rev., AGM, 5.00%, 6/15/2021	295	310

Series 2019A, Rev., AGM, 5.00%, 6/15/2022	310	337

University of Pittsburgh-of the Commonwealth System of Higher Education

Rev., (SIFMA Municipal Swap Index Yield + 0.24%), 1.39%, 3/10/2020 (g)	11,510	11,527

Rev., (SIFMA Municipal Swap Index Yield + 0.36%), 1.51%, 3/10/2020 (g)	47,000	47,048

		112,376

General Obligation — 2.2%

Apollo-Ridge School District

Series 2019A, GO, 2.00%, 9/1/2022	375	383

Series 2019A, GO, 4.00%, 9/1/2023	385	423

Series 2019A, GO, 4.00%, 9/1/2024	450	505

Armstrong School District

Series A, GO, 3.00%, 3/15/2020	165	165

Series B, GO, 3.00%, 3/15/2020	160	160

Series A, GO, 3.00%, 3/15/2021	230	235

Series B, GO, 3.00%, 3/15/2021	105	107

Series A, GO, 3.00%, 3/15/2022	235	244

Series B, GO, 3.00%, 3/15/2022	300	312

Series A, GO, 3.00%, 3/15/2023	240	253

Series B, GO, 3.00%, 3/15/2023	400	422

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	14,014

Big Beaver Falls Area School District

GO, 4.00%, 3/15/2022	1,155	1,222

GO, 5.00%, 3/15/2023	1,200	1,337

Burgettstown Area School District

Series A, GO, 3.00%, 3/15/2022	100	103

Series A, GO, 4.00%, 3/15/2023	200	215

Butler Area School District GO, AGM, 4.00%, 10/1/2020	865	880

Carmichaels Area School District

GO, 4.00%, 9/1/2022	190	203

GO, 4.00%, 9/1/2023	150	164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Altoona, Guaranteed Sewer

GO, AGM, 5.00%, 12/1/2020	315	324

GO, AGM, 5.00%, 12/1/2021	265	283

GO, AGM, 5.00%, 12/1/2022	200	221

GO, AGM, 5.00%, 12/1/2023	300	342

City of Philadelphia Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 1.15%, 3/10/2020 (d)	12,965	12,965

Series 2019A, GO, 5.00%, 8/1/2020	1,725	1,754

Series 2012A, GO, 5.00%, 9/15/2021	45	48

Series 2019A, GO, 5.00%, 8/1/2022	4,755	5,222

Conewago Valley School District Series 2013A, GO, 2.00%, 9/1/2022	570	571

Connellsville Area School District

Series A, GO, AGM, 2.00%, 5/15/2020	145	145

Series A, GO, AGM, 2.00%, 5/15/2021	70	71

Series A, GO, AGM, 2.00%, 5/15/2022	70	71

Series A, GO, AGM, 2.00%, 5/15/2023	70	72

Cornell School District

GO, AGM, 2.00%, 9/1/2020	200	201

GO, AGM, 2.00%, 9/1/2021	200	203

GO, AGM, 4.00%, 9/1/2022	200	213

County of Armstrong, Commonwealth of Pennsylvania

GO, AGM, 3.00%, 6/1/2020 (c)	345	346

GO, AGM, 3.00%, 6/1/2021 (c)	370	379

Series A, GO, 4.00%, 6/1/2021	230	239

GO, AGM, 4.00%, 6/1/2022 (c)	380	404

Series A, GO, 4.00%, 6/1/2022	430	458

GO, AGM, 4.00%, 6/1/2023 (c)	225	246

Series A, GO, 5.00%, 6/1/2023	225	253

GO, AGM, 4.00%, 6/1/2024 (c)	230	258

GO, AGM, 4.00%, 6/1/2025 (c)	240	275

County of Lackawanna

Series 2020A, GO, 1.00%, 9/15/2020 (c)	300	300

Series 2020A, GO, 3.00%, 3/15/2021 (c)	200	204

Series 2020A, GO, 4.00%, 3/15/2022 (c)	200	212

Series 2020A, GO, 4.00%, 3/15/2023 (c)	200	217

Series 2020A, GO, 4.00%, 3/15/2024 (c)	300	334

Series 2020A, GO, 4.00%, 3/15/2025 (c)	300	341

County of Somerset

GO, 2.00%, 10/1/2020	225	226

GO, 2.00%, 10/1/2021	285	289

GO, 2.00%, 10/1/2022	340	347

GO, 2.00%, 10/1/2023	335	343

GO, 2.00%, 10/1/2024	300	309

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Dallas School District

Series 2019, GO, AGM, 4.00%, 10/15/2020	290	296

Series 2019, GO, AGM, 4.00%, 10/15/2021	275	288

Series 2019, GO, AGM, 4.00%, 10/15/2022	300	324

Series 2019, GO, AGM, 5.00%, 10/15/2023	175	200

Series 2019, GO, AGM, 5.00%, 10/15/2024	325	383

Iroquois School District

GO, 3.00%, 10/1/2020	185	187

GO, 4.00%, 10/1/2021	300	314

GO, 4.00%, 10/1/2022	390	420

GO, 4.00%, 10/1/2023	200	221

Juniata County School District GO, AGM, 5.00%, 11/15/2021	185	198

Mars Area School District

Series 2019B, GO, AGM, 5.00%, 9/1/2020	145	148

Series 2019B, GO, AGM, 5.00%, 9/1/2021	120	127

Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	130

Montour School District GO, 3.00%, 10/1/2023	200	213

Muncy School District GO, 4.00%, 5/15/2023	345	376

Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,081

Municipality of Penn Hills

Series A, GO, 3.00%, 12/1/2020	275	279

Series A, GO, 3.00%, 12/1/2021	340	353

Series A, GO, 3.00%, 12/1/2022	345	363

Series A, GO, 3.00%, 12/1/2023	305	326

Neshannock Township School District

Series 2019AA, GO, 4.00%, 9/1/2021	100	104

Series 2019AA, GO, 4.00%, 9/1/2022	150	161

Series 2019AA, GO, 4.00%, 9/1/2023	200	220

Northeast Bradford School District

GO, AGM, 2.00%, 6/1/2020	125	125

GO, AGM, 2.00%, 6/1/2021	150	152

GO, AGM, 2.00%, 6/1/2022	320	326

GO, AGM, 3.00%, 6/1/2023	330	350

Northwestern Lehigh School District

Series 2019, GO, 5.00%, 2/15/2021	155	161

Series 2019, GO, 5.00%, 2/15/2023	680	760

Parkland School District GO, 4.00%, 4/15/2020	1,500	1,506

Penn Hills School District

GO, 3.00%, 10/1/2022	1,725	1,808

GO, 4.00%, 10/1/2023	1,790	1,971

GO, 4.00%, 10/1/2024	1,855	2,090

GO, 5.00%, 10/1/2025	4,615	5,562

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Pittsburgh School District

Series 2019, GO, 5.00%, 9/1/2022	1,690	1,864

Series 2019, GO, 5.00%, 9/1/2023	1,810	2,067

Punxsutawney Area School District

Series 2020A, GO, AGM, 4.00%, 10/15/2020	215	219

Series 2020A, GO, AGM, 4.00%, 10/15/2021	315	331

Series 2020A, GO, AGM, 5.00%, 10/15/2022	290	320

Series 2020A, GO, AGM, 5.00%, 10/15/2023	250	286

Series 2020A, GO, AGM, 5.00%, 10/15/2024	150	177

School District of Philadelphia (The)

Series 2019A, GO, 5.00%, 9/1/2020	600	612

Series 2019A, GO, 5.00%, 9/1/2021	800	848

Series 2019A, GO, 5.00%, 9/1/2022	1,050	1,155

Series 2019A, GO, 5.00%, 9/1/2023	1,050	1,194

School District of the City of Erie (The)

Series 2019B, GO, AGM, 5.00%, 4/1/2020	420	421

Series 2019B, GO, AGM, 5.00%, 4/1/2021	400	417

Series 2019B, GO, AGM, 5.00%, 4/1/2022	325	351

Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	351

Selinsgrove Area School District

Series A, GO, 2.00%, 3/1/2020	100	100

Series B, GO, 3.00%, 3/1/2020	110	110

Series A, GO, 2.00%, 9/1/2020	100	101

Series A, GO, 2.00%, 3/1/2021	5	5

Series B, GO, 3.00%, 3/1/2021	110	112

Series A, GO, 2.00%, 9/1/2021	125	127

Series A, GO, 2.00%, 3/1/2022	5	5

Series B, GO, 3.00%, 3/1/2022	130	135

Series A, GO, 2.00%, 9/1/2022	400	409

Series A, GO, 2.00%, 3/1/2023	5	5

Series B, GO, 3.00%, 3/1/2023	95	101

Series A, GO, 2.00%, 9/1/2023	585	604

Steel Valley School District

Series 2019B, GO, 3.00%, 11/1/2021	230	237

Series 2019B, GO, 4.00%, 11/1/2022	240	257

Series 2019B, GO, 4.00%, 11/1/2023	250	274

Steelton-Highspire School District

GO, 4.00%, 11/15/2022	60	64

GO, 4.00%, 11/15/2023	85	93

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	113

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Township of Butler

GO, 1.10%, 10/1/2020	1,100	1,100

GO, 4.00%, 10/1/2021	475	497

GO, 5.00%, 10/1/2022	250	275

GO, 5.00%, 10/1/2023	260	295

GO, 5.00%, 10/1/2024	275	321

Township of East Pennsboro, Cumberland County

Series 2019, GO, 3.00%, 9/1/2020	150	151

Series 2019, GO, 3.00%, 9/1/2021	190	196

Series 2019, GO, 3.00%, 9/1/2022	175	184

Township of Rostraver

GO, AGM, 3.00%, 9/1/2020	140	141

GO, AGM, 4.00%, 9/1/2021	100	105

Waynesboro Area School District, Franklin County

Series 2019, GO, 5.00%, 10/1/2020	485	496

Series 2019, GO, 5.00%, 10/1/2021	580	616

Series 2019, GO, 5.00%, 10/1/2022	305	336

Series 2019, GO, 5.00%, 10/1/2023	320	366

Wilkes-Barre Area School District Series 2019, GO, 5.00%, 4/15/2023	115	128

Wyalusing Area School District, Bradford and Wyoming Counties

Series 2019, GO, AGM, 4.00%, 4/1/2021	375	387

Series 2019, GO, AGM, 4.00%, 4/1/2022	315	334

Series 2019, GO, AGM, 4.00%, 4/1/2023	400	435

		91,271

Hospital — 0.7%

Berks County Municipal Authority (The), Tower Health Project

Series 2020A, Rev., 5.00%, 2/1/2021	400	415

Series 2020A, Rev., 5.00%, 2/1/2022	500	537

Series 2020A, Rev., 5.00%, 2/1/2023	1,300	1,445

Series 2020A, Rev., 5.00%, 2/1/2024	425	488

Series 2020A, Rev., 5.00%, 2/1/2025	600	709

Series 2020B-1, Rev., 5.00%, 2/1/2025 (d)	6,565	7,816

Series 2020A, Rev., 5.00%, 2/1/2026	1,015	1,229

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 3.00%, 9/1/2023	230	247

Series 2020A, Rev., 3.00%, 9/1/2024	215	235

Series 2020A, Rev., 5.00%, 9/1/2025	250	305

General Authority of Southcentral, Wellspan Health Obligation Series C, Rev., VRDO, LIQ: Bank of America NA, 1.18%, 3/10/2020 (d)	16,000	16,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,001

Northampton County General Purpose Authority, Saint Luke’s Hospital Project Series 2010A, Rev., 5.00%, 8/15/2020	25	25

		30,452

Housing — 0.2%

Indiana County Industrial Development Authority, Residential Revival Indiana Student Housing Project Series 2017C, Rev., BAN, 1.45%, 9/1/2020	6,450	6,451

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	527

Lackawanna County Industrial Development Authority, University of Scranton

Rev., 4.00%, 11/1/2020	100	102

Rev., 5.00%, 11/1/2021	1,000	1,067

Montgomery County Industrial Development Authority, Meadowood Senior Living Project

Series A, Rev., 3.00%, 12/1/2020	250	253

Series A, Rev., 3.00%, 12/1/2021	250	256

		2,205

Other Revenue — 0.6%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (f)	250	275

City of Lebanon Authority

Rev., 4.00%, 12/15/2020	405	415

Rev., 4.00%, 12/15/2021	240	253

Rev., 4.00%, 12/15/2022	275	298

Rev., 4.00%, 12/15/2023	360	400

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Series 2018, Rev., 5.00%, 6/1/2020	555	561

Series 2018, Rev., 5.00%, 6/1/2021	535	561

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (d)	250	250

Emmaus General Authority Rev., VRDO, AGM, LIQ: Wells Fargo Bank NA, 1.15%, 3/10/2020 (d)	4,990	4,990

Spring-Benner-Walker Joint Authority Rev., 4.00%, 9/1/2024	440	492

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0060, Rev., VRDO, LOC: Barclays Bank plc, 1.25%, 3/10/2020 (d) (f)	5,650	5,650

Series 2018-XX1, Rev., VRDO, LOC: Barclays Bank plc, 1.25%, 3/10/2020 (d) (f)	7,800	7,800

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020 (d)	1,850	1,851

		23,796

Prerefunded — 0.0% (b)

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2027 (e)	1,465	1,627

Pennsylvania Turnpike Commission, Convertible Capital Appreciation Series B2, Rev., 5.35%, 12/1/2024 (e)	30	31

		1,658

Transportation — 0.8%

Pennsylvania Turnpike Commission

Series 2nd, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/10/2020 (d)	12,855	12,855

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.75%, 3/10/2020 (g)	18,000	18,159

Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	51

Series A, Rev., 5.00%, 12/1/2022	1,000	1,111

Series A, Rev., 5.00%, 12/1/2023	1,000	1,151

Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	113

		33,440

Utility — 0.6%

Philadelphia Gas Works Co., 1998 General Ordinance

Series A-2, Rev., VRDO, LOC: TD Bank NA, 1.12%, 3/10/2020 (d)	13,300	13,300

Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 3/10/2020 (d)	10,585	10,585

		23,885

Water & Sewer — 0.1%

Ambridge Borough Water Authority

Rev., 3.00%, 11/15/2020	195	198

Rev., 4.00%, 11/15/2021	160	168

Rev., 4.00%, 11/15/2022	175	189

Rev., 4.00%, 11/15/2023	175	193

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Charleroi Borough Authority, Water System

Rev., AGM, 3.00%, 12/1/2020	305	310

Rev., AGM, 4.00%, 12/1/2021	225	237

Rev., AGM, 4.00%, 12/1/2022	165	178

Rev., AGM, 4.00%, 12/1/2023	225	249

Lycoming County Water and Sewer Authority, Guaranteed Sewer

Rev., AGM, 2.00%, 11/15/2020	225	227

Rev., AGM, 4.00%, 11/15/2021	245	257

Rev., AGM, 4.00%, 11/15/2022	200	215

Rev., AGM, 4.00%, 11/15/2023	150	166

Middletown Township Sewer Authority

Rev., 3.00%, 10/1/2020	270	273

Rev., 4.00%, 10/1/2021	330	346

Rev., 4.00%, 10/1/2022	265	285

Rev., 4.00%, 10/1/2023	210	232

Pittsburgh Water and Sewer Authority, First Lien Series A, Rev., 5.00%, 9/1/2022	250	275

Upper Allegheny Joint Sanitary Authority

Series 2019A, Rev., AGM, 3.00%, 9/1/2020	125	126

Series 2019A, Rev., AGM, 3.00%, 9/1/2021	285	293

Series 2019A, Rev., AGM, 4.00%, 9/1/2022	200	215

Series 2019A, Rev., AGM, 4.00%, 9/1/2023	215	237

		4,869

Total Pennsylvania		330,403

Rhode Island — 1.0%

Education — 0.9%

Rhode Island Health and Educational Building Corp., Bryant University Rev., VRDO, LOC: TD Bank NA, 1.14%, 3/10/2020 (d)	25,120	25,120

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008A, Rev., VRDO, LOC: U.S. Bank NA, 1.08%, 3/10/2020 (d)	12,120	12,120

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	16

		37,256

General Obligation — 0.1%

City of Pawtucket

Series 2019C, GO, AGM, 3.00%, 7/15/2020	185	186

Series 2019D, GO, AGM, 3.00%, 7/15/2020	185	186

Series 2019D, GO, AGM, 3.00%, 7/15/2021	125	129

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	115

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2019C, GO, AGM, 4.00%, 7/15/2021	185	193

Series 2019D, GO, AGM, 3.00%, 7/15/2022	210	220

Series 2019C, GO, AGM, 4.00%, 7/15/2022	210	225

Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	75

Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	417

		1,631

Other Revenue — 0.0% (b)

Providence Public Building Authority, Capital Improvement Series A, Rev., 5.00%, 9/15/2020	200	204

Transportation — 0.0% (b)

Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project Series 2018, Rev., 5.00%, 7/1/2020	585	593

Rhode Island Turnpike and Bridge Authority

Series 2019A, Rev., 5.00%, 10/1/2021	300	319

Series 2019A, Rev., 5.00%, 10/1/2023	125	143

		1,055

Total Rhode Island		40,146

South Carolina — 0.5%

Education — 0.0% (b)

Educational Facilities Authority, Wofford College Series B, Rev., 2.37%, 4/1/2022 (d)	500	513

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series A, Rev., 2.38%, 12/1/2024 (f)	600	607

		1,120

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2021	500	517

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 4.00%, 11/15/2023	130	138

		655

Transportation — 0.3%

South Carolina Transportation Infrastructure Bank Series 2003B, Rev., (ICE LIBOR USD 1 Month + 0.45%), 1.51%, 4/1/2020 (g)	9,950	9,993

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

Chester Sewer District, Wastewater System Improvement

Rev., 3.00%, 6/1/2020	75	75

Rev., 3.00%, 6/1/2021	110	113

Rev., 4.00%, 6/1/2023	75	82

Laurens County Water and Sewer Commission, Waterworks Distribution System Rev., BAN, 1.38%, 2/1/2022	7,000	7,027

		7,297

Total South Carolina		19,065

South Dakota — 0.0% (b)

Housing — 0.0% (b)

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	406

Other Revenue — 0.0% (b)

South Dakota State Building Authority Series A, Rev., 3.00%, 6/1/2020	200	201

Total South Dakota		607

Tennessee — 2.8%

Education — 0.3%

Knox County Health Educational and Housing Facility Board, Meadowbrook Apartments Project Rev., 1.50%, 7/1/2021 (d)	650	654

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (d)	2,500	2,502

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Hermitage Flats Apartments Project Rev., 1.50%, 7/1/2020	3,750	3,757

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (d)	6,500	6,540

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2019, Rev., 3.00%, 10/1/2024	525	543

		13,996

General Obligation — 0.1%

City of Memphis, General Improvement GO, 5.00%, 6/1/2020	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Shelby, Public Improvement Series B, GO, VRDO, 1.15%, 3/10/2020 (d)	1,975	1,975

		2,000

Hospital — 1.6%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Services Series 2004C, Rev., VRDO, 1.26%, 3/10/2020 (d)	21,940	21,940

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (d)	3,500	3,533

Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare Series B, Rev., VRDO, AGM, LIQ: U.S. Bank NA, 1.21%, 3/2/2020 (d)	30,000	30,000

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019B-1, Rev., 4.00%, 12/1/2026	10,000	10,159

		65,632

Housing — 0.5%

Highlands Residential Services, Walnut Village Project Series 2019, Rev., GNMA COLL, 1.80%, 4/1/2021 (d)	1,000	1,007

Knox County Health Educational and Housing Facility Board, Clear Springs Apartments Project Series 2019, Rev., 1.80%, 5/1/2021 (d)	800	807

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (d)	2,400	2,405

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (d)	10,000	10,078

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Trevecca Towers II Project Rev., 2.00%, 1/1/2021 (d)	5,000	5,045

		19,342

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Lewisburg Industrial Development Board, Lewisburg Summit Apartments Rev., 1.55%, 3/1/2022 (d)	1,900	1,919

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.3%

Tennergy Corp., Gas Supply Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 10/1/2024 (d)	10,000	11,744

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2020	780	784

Series 2017A, Rev., 4.00%, 5/1/2021	730	755

		13,283

Total Tennessee		116,172

Texas — 6.4%

Education — 0.1%

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	235

Series 2018C, Rev., 5.00%, 8/1/2025	200	242

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2021	160	166

Rev., 5.00%, 2/1/2022	165	178

Rev., 5.00%, 2/1/2023	170	190

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2020	300	301

Rev., AGM, 3.00%, 4/15/2021	350	358

Rev., AGM, 3.00%, 4/15/2022	100	104

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Series 2020A, Rev., 2.10%, 1/1/2023	90	90

Series 2020A, Rev., 2.20%, 1/1/2024	180	182

Series 2020A, Rev., 2.25%, 1/1/2025	315	318

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2020	675	687

Rev., 5.00%, 10/1/2021	1,425	1,489

Rev., 5.00%, 10/1/2022	1,495	1,601

University of Texas (The), Board of Regents, Financing System

Series A, Rev., 5.00%, 8/15/2020	25	25

Series 2016D, Rev., 5.00%, 8/15/2021	25	27

		6,193

General Obligation — 2.7%

Avery Ranch Road District No. 1

Series 2019, GO, 3.00%, 8/15/2022	615	646

Series 2019, GO, 3.00%, 8/15/2023	810	865

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	117

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Big Oaks Municipal Utility District, Waterworks & Sewer System, Combination Unlimited Tax

GO, AGM, 3.00%, 3/1/2021	335	342

GO, AGM, 3.00%, 3/1/2022	345	358

GO, AGM, 3.00%, 3/1/2023	905	954

Bridgestone Municipal Utility District

Series A, GO, AGM, 2.00%, 5/1/2021	1,480	1,497

Series A, GO, AGM, 2.00%, 5/1/2022	110	112

Series A, GO, AGM, 3.00%, 5/1/2023	85	90

Brushy Creek Municipal Utility District

GO, 3.00%, 6/1/2021	200	205

GO, 3.00%, 6/1/2022	235	245

GO, 3.00%, 6/1/2023	250	264

City of El Paso

Series 2020A, GO, 5.00%, 8/15/2020 (c)	885	901

Series 2020A, GO, 5.00%, 8/15/2021 (c)	600	636

GO, 5.00%, 8/15/2022 (c)	400	440

GO, 5.00%, 8/15/2023 (c)	515	585

GO, 5.00%, 8/15/2024 (c)	700	823

Series 2020A, GO, 5.00%, 8/15/2024 (c)	275	323

City of Galveston

GO, 3.00%, 5/1/2021	130	133

GO, 4.00%, 5/1/2022	590	629

City of Granbury Series 2018, GO, 2.00%, 8/15/2020	185	186

City of Grand Prairie GO, 5.00%, 2/15/2021	20	21

City of Kenedy, Certificates of Obligation

GO, 4.00%, 5/1/2020	315	317

GO, 4.00%, 5/1/2021	130	135

GO, 4.00%, 5/1/2022	120	127

GO, 4.00%, 5/1/2023	125	136

City of Laredo, A Home Rule City Located in Webb County GO, 5.00%, 2/15/2021	725	753

City of Odessa Series 2017, GO, 4.00%, 3/1/2020	300	300

City of Port Arthur

GO, AGM, 3.00%, 2/15/2021	350	357

Series 2020A, GO, AGM, 3.00%, 2/15/2021	970	989

GO, AGM, 3.00%, 2/15/2022	765	795

Series 2020A, GO, AGM, 4.00%, 2/15/2022	350	370

Series 2020A, GO, AGM, 4.00%, 2/15/2023	365	397

GO, AGM, 5.00%, 2/15/2023	910	1,015

Series 2020A, GO, AGM, 5.00%, 2/15/2024	380	437

Series 2020A, GO, AGM, 5.00%, 2/15/2025	400	475

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Sulphur Springs

Series 2019, GO, AGM, 3.00%, 9/1/2020	100	101

Series 2019, GO, AGM, 3.00%, 9/1/2021	100	103

Series 2019, GO, AGM, 3.00%, 9/1/2022	520	546

City of Universal City

GO, 4.00%, 8/15/2020	215	218

GO, 4.00%, 8/15/2021	140	147

GO, 4.00%, 8/15/2022	145	155

GO, 2.00%, 8/15/2023	230	237

Clear Brook City Municipal Utility District Series 2019, GO, AGM, 2.10%, 2/1/2023	450	460

Clear Creek Independent School District, School Building Series B, GO, PSF-GTD, 1.45%, 8/14/2020 (d)	2,200	2,205

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2021	30	32

County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (d)	4,000	4,037

County of Denton GO, 5.00%, 7/15/2020	50	51

County of Kaufman, Limited Tax

Series 2020A, GO, 5.00%, 2/15/2022 (c)	250	270

Series 2020A, GO, 5.00%, 2/15/2023 (c)	110	123

Series 2020A, GO, 5.00%, 2/15/2024 (c)	125	145

Series 2020A, GO, 5.00%, 2/15/2025 (c)	130	155

County of Kaufman, Unlimited Tax Road

GO, 5.00%, 2/15/2023 (c)	155	174

GO, 5.00%, 2/15/2024 (c)	210	243

GO, 5.00%, 2/15/2025 (c)	255	305

County of La Salle

GO, AGM, 5.00%, 3/1/2020	315	315

GO, AGM, 5.00%, 3/1/2021	345	359

County of La Salle, Unlimited Tax

GO, AGM, 5.00%, 3/1/2020	2,075	2,075

GO, AGM, 5.00%, 3/1/2021	2,135	2,224

Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	106

Cypress Hill Municipal Utility District No. 1

GO, 2.00%, 9/1/2020	30	30

GO, 2.00%, 9/1/2021	290	294

GO, 2.00%, 9/1/2022	190	194

GO, 3.00%, 9/1/2023	270	287

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Florence Independent School District

GO, PSF-GTD, 3.00%, 8/15/2026	230	241

GO, PSF-GTD, 3.00%, 8/15/2027	115	120

Fort Bend County Levee Improvement District No. 11 GO, AGM, 3.00%, 9/1/2023	400	424

Fort Bend County Municipal Utility District No. 116

Series 2019, GO, 3.00%, 9/1/2021	330	340

Series 2019, GO, 3.00%, 9/1/2022	460	480

Series 2019, GO, 3.00%, 9/1/2023	450	478

Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	196

Georgetown Independent School District Series 2019-B, GO, PSF-GTD, 2.75%, 8/1/2022 (d)	8,000	8,325

Greenhawe Water Control and Improvement District No. 2

GO, AGM, 3.00%, 9/1/2022	190	199

GO, AGM, 3.00%, 9/1/2023	200	212

Harris County Fresh Water Supply District No. 61

Series 2019, GO, AGM, 4.00%, 9/1/2023	445	489

Series 2019, GO, AGM, 3.00%, 9/1/2024	695	750

Harris County Municipal Utility District No. 096

Series 2019, GO, 2.00%, 9/1/2021	185	188

Series 2019, GO, 2.00%, 9/1/2023	195	200

Harris County Municipal Utility District No. 152

GO, AGM, 3.00%, 8/1/2022	280	292

GO, AGM, 3.00%, 8/1/2023	400	423

Harris County Municipal Utility District No. 157 GO, AGM, 3.00%, 3/1/2023	425	448

Harris County Municipal Utility District No. 276

GO, 3.00%, 9/1/2022	365	382

GO, 3.00%, 9/1/2023	745	790

Harris County Municipal Utility District No. 281

Series 2019, GO, 2.00%, 9/1/2020	135	136

Series 2019, GO, 2.00%, 9/1/2021	130	132

Series 2019, GO, 2.00%, 9/1/2022	300	306

Series 2019, GO, 2.00%, 9/1/2023	305	313

Harris County Municipal Utility District No. 374

Series 2019, GO, 3.00%, 9/1/2021	100	103

Series 2019, GO, 3.00%, 9/1/2022	145	151

Series 2019, GO, 3.00%, 9/1/2023	115	122

Harris County Municipal Utility District No. 391

GO, 3.00%, 9/1/2020	95	96

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 3.00%, 9/1/2021	375	386

GO, 3.00%, 9/1/2023	400	424

Harris County Municipal Utility District No. 419

GO, 3.00%, 9/1/2020	75	76

GO, 3.00%, 9/1/2021	70	72

GO, 3.00%, 9/1/2022	175	182

GO, 3.00%, 9/1/2023	455	482

Harris County Municipal Utility District No. 55

GO, 2.00%, 2/1/2021	470	474

GO, 3.00%, 2/1/2022	260	270

GO, 3.00%, 2/1/2023	785	827

Harris County Water Control and Improvement District No. 119

GO, AGM, 2.00%, 10/1/2021	835	848

GO, AGM, 3.00%, 10/1/2022	365	383

GO, AGM, 3.00%, 10/1/2023	375	400

Hunters Glen Municipal Utility District, Waterworks and Sewer System

Series 2019A, GO, AGM, 2.00%, 4/1/2020	120	120

Series 2019A, GO, AGM, 2.00%, 4/1/2021	110	111

Series 2019A, GO, AGM, 2.00%, 4/1/2022	330	337

Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	611

La Joya Independent School District

GO, AGM, 4.00%, 2/15/2021	380	392

GO, AGM, 4.00%, 2/15/2022	390	414

GO, AGM, 4.00%, 2/15/2023	420	456

Lytle Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	255	307

Midlothian Independent School District, Unlimited Tax Series 2017B, GO, PSF-GTD, 2.50%, 8/1/2020 (d)	4,315	4,343

Montgomery County Municipal Utility District No. 94

GO, 2.00%, 10/1/2020	20	20

GO, 2.00%, 10/1/2021	60	61

GO, 2.00%, 10/1/2022	185	189

GO, 2.00%, 10/1/2023	185	191

New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (d)	1,500	1,545

Northside Independent School District, School Building

GO, PSF-GTD, 1.45%, 6/1/2020 (d)	4,000	4,005

GO, PSF-GTD, 2.00%, 6/1/2021 (d)	3,035	3,075

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	119

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Northwest Harris County Municipal Utility District No. 19

GO, AGM, 2.00%, 10/1/2020	40	40

GO, AGM, 2.00%, 10/1/2021	100	102

GO, AGM, 2.00%, 10/1/2022	100	102

GO, AGM, 2.00%, 10/1/2023	105	107

Pecan Grove Municipal Utility District, Unlimited Tax

Series 2019, GO, 4.00%, 9/1/2021	560	585

GO, AGM, 3.00%, 9/1/2022 (c)	195	205

Series 2019, GO, 4.00%, 9/1/2022	710	763

GO, AGM, 3.00%, 9/1/2023 (c)	345	368

Series 2019, GO, 4.00%, 9/1/2023	740	816

GO, AGM, 3.00%, 9/1/2024 (c)	600	651

Robstown Independent School District

GO, PSF-GTD, 2.00%, 2/15/2021	325	329

GO, PSF-GTD, 2.00%, 2/15/2022	325	332

GO, PSF-GTD, 3.00%, 2/15/2023	650	689

GO, PSF-GTD, 3.00%, 2/15/2024	360	388

Sienna Plantation Municipal Utility District No. 3

GO, 2.00%, 3/1/2021	200	202

GO, 2.00%, 3/1/2022	225	230

GO, 2.00%, 3/1/2023	185	189

State of Texas, Veterans

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.18%, 3/10/2020 (d)	12,370	12,370

GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.20%, 3/10/2020 (d)	19,505	19,505

Town of Horizon City

Series 2019, GO, AGM, 3.00%, 8/15/2020	155	157

Series 2019, GO, AGM, 3.00%, 8/15/2021	300	309

Series 2019, GO, AGM, 3.00%, 8/15/2022	170	178

Series 2019, GO, AGM, 4.00%, 8/15/2023	230	253

Travis County Municipal Utility District No. 4

Series 2019A, GO, AGM, 2.00%, 9/1/2022	410	418

Series 2019A, GO, AGM, 3.00%, 9/1/2023	650	690

Williamson County Municipal Utility District No. 11

GO, AGM, 4.00%, 8/1/2020	255	258

GO, AGM, 4.00%, 8/1/2021	140	146

GO, AGM, 4.00%, 8/1/2022	110	117

		110,285

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.8%

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital Series A, Rev., 5.00%, 10/1/2020	3,255	3,332

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Series 2019C, Rev., VRDO, 1.57%, 3/10/2020 (d)	10,000	10,000

Series 2019C-2, Rev., VRDO, 1.72%, 3/10/2020 (d)	9,000	9,000

Series 2019A, Rev., 5.00%, 12/1/2021	1,750	1,873

Series 2019A, Rev., 5.00%, 12/1/2022	1,700	1,888

Series 2019A, Rev., 5.00%, 12/1/2023	2,230	2,561

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series A, Rev., 5.00%, 7/1/2020	3,460	3,506

		32,160

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Matagorda County Navigation District No. 1, Pollution Control Rev., AMT, 1.75%, 9/1/2020 (d)	4,000	4,012

Other Revenue — 1.9%

City of Irving, Hotel Occupancy

Rev., 5.00%, 8/15/2020	125	127

Rev., 5.00%, 8/15/2021	25	26

Rev., 5.00%, 8/15/2022	50	55

Rev., 5.00%, 8/15/2023	50	57

State of Texas Rev., TRAN, 4.00%, 8/27/2020	75,915	77,087

		77,352

Prerefunded — 0.0% (b)

Austin Independent School District, Unlimited Tax Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2032 (e)	30	32

Midlothian Independent School District, Unlimited Tax Series 2017B, GO, PSF-GTD, 2.50%, 8/1/2020 (d) (e)	685	689

		721

Transportation — 0.7%

Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series 2017B, Rev., BAN, GTD, 1.45%, 3/1/2020 (e)	7,000	7,000

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	2,455	2,552

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

City of Austin, Airport System Series 2019, Rev., AMT, 5.00%, 11/15/2022	4,250	4,700

Harris County Toll Road Authority (The), Senior Lien

Series 2018A, Rev., 5.00%, 8/15/2020	1,500	1,528

Series A, Rev., 5.00%, 8/15/2021	1,500	1,591

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	133

North Texas Tollway Authority

Series B, Rev., 4.00%, 1/1/2022	800	845

Series B, Rev., 5.00%, 1/1/2023	5,000	5,579

Series B, Rev., 5.00%, 1/1/2024	5,500	6,346

Port Beaumont Navigation District Rev., 4.00%, 9/1/2020	155	157

		30,431

Utility — 0.1%

City of Houston, Combined Utility System, First Lien Series 2004B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.15%, 3/10/2020 (d)	1,540	1,540

County of Bexar, Tax Exempt Project

Rev., 5.00%, 8/15/2020	235	239

Rev., 5.00%, 8/15/2022	275	302

Rev., 5.00%, 8/15/2023	275	313

		2,394

Water & Sewer — 0.0% (b)

Canyon Regional Water Authority, Wells Ranch I Project Rev., 4.00%, 8/1/2020	20	20

City of Laredo, Waterworks and Sewer System

Rev., 5.00%, 3/1/2020	250	250

Rev., 5.00%, 3/1/2021	125	130

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2020	675	687

		1,087

Total Texas		264,635

Utah — 0.6%

Education — 0.0% (b)

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2020	65	65

Series A, Rev., 5.00%, 4/15/2021	40	42

Series A, Rev., 5.00%, 4/15/2022	35	38

Series A, Rev., 5.00%, 4/15/2023	85	95

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Utah Charter School Finance Authority, Utah Charter Academies Project

Rev., 3.00%, 10/15/2020	220	223

Rev., 4.00%, 10/15/2021	305	319

		782

Hospital — 0.3%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.09%, 3/10/2020 (d)	2,500	2,500

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.09%, 3/10/2020 (d)	11,275	11,275

		13,775

Other Revenue — 0.0% (b)

City of Murray, Sales Tax

Series 2018, Rev., 3.00%, 11/15/2020	235	239

Series 2018, Rev., 4.00%, 11/15/2021	150	158

West Valley City Municipal Building Authority Series 2019, Rev., AGM, 5.00%, 2/1/2021	90	93

		490

Prerefunded — 0.3%

Utah State Board of Regents, University of Utah (The)

Series 2011B, Rev., 5.00%, 8/1/2029 (e)	5,100	5,187

Series 2011B, Rev., 5.00%, 8/1/2030 (e)	5,110	5,197

		10,384

Utility — 0.0% (b)

City of Lehi, Electric Utility

Series 2018, Rev., 5.00%, 6/1/2020	85	86

Series 2018, Rev., 5.00%, 6/1/2021	75	79

		165

Total Utah		25,596

Virginia — 3.6%

Education — 0.2%

Virginia College Building Authority, Public Higher Education Financing Program Series 2014B, Rev., 5.00%, 9/1/2020	7,685	7,846

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	200	202

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,558

		1,760

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	121

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 2.0%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 5.00%, 7/1/2023	925	1,049

Rev., 5.00%, 7/1/2024	885	1,037

Fairfax County Industrial Development Authority, Health Care Series C, Rev., VRDO, 1.16%, 3/10/2020 (d)	33,120	33,120

Lynchburg Economic Development Authority, Centra Health Obligated Group Series 2017B, Rev., VRDO, LOC: Branch Banking & Trust, 1.30%, 3/2/2020 (d)	13,725	13,725

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., VRDO, 1.17%, 3/10/2020 (d)	33,515	33,515

		82,446

Industrial Development Revenue/Pollution Control Revenue — 0.5%

Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (d)	4,250	4,375

Rockingham County Economic Development Authority, Sunnyside Presbyterian Home

Series 2020A, Rev., 4.00%, 12/1/2020	280	286

Series 2020A, Rev., 4.00%, 12/1/2021	270	283

Series 2020A, Rev., 4.00%, 12/1/2022	295	318

Series 2020A, Rev., 4.00%, 12/1/2023	100	110

Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (d)	7,500	7,542

York County Economic Development Authority, Electric and Power Company Project Series 2009A, Rev., 1.90%, 6/1/2023 (d)	8,000	8,232

		21,146

Other Revenue — 0.6%

Virginia Public Building Authority, Public Facilities

Series 2014C, Rev., 5.00%, 8/1/2020	18,830	19,159

Series A, Rev., 5.00%, 8/1/2020	5,220	5,311

		24,470

Prerefunded — 0.2%

Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2037 (e)	8,235	8,542

Transportation — 0.0% (b)

Peninsula Ports Authority, Dominion Term Association Project Rev., 1.70%, 10/1/2022 (d)	1,550	1,569

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Virginia Commonwealth Transportation Board, Federal Transportation Series B-G, Rev., GAN, 5.00%, 3/15/2021	25	26

		1,595

Total Virginia		147,805

Washington — 2.0%

General Obligation — 0.0% (b)

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	79

Pend Oreille County, Public Hospital District No. 1 GO, 3.00%, 12/1/2020	155	157

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2021	330	354

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	25	26

Snohomish County, School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	175

		791

Hospital — 0.7%

Washington Health Care Facilities Authority, Catholic Health Initiatives

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.15%, 3/10/2020 (g)	5,000	5,013

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 2.55%, 3/10/2020 (g)	10,000	10,423

Washington Health Care Facilities Authority, Commonspirit Health Series B-1, Rev., 5.00%, 8/1/2024 (d)	11,000	12,711

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,323

WBRP 3.2, Washington Biomedical Research Properties Series 2015A, Rev., 5.00%, 1/1/2021	25	26

		29,496

Housing — 0.6%

King County Housing Authority, Highland Village Project

Rev., 4.00%, 1/1/2022	120	126

Rev., 4.00%, 1/1/2023	100	108

Rev., 5.00%, 1/1/2024	120	138

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Washington State Housing Finance Commission, Multi-Family Housing, Cathedral Plaza Apartments Rev., 2.37%, 7/1/2020 (d)	13,500	13,555

Washington State Housing Finance Commission, Multi-Family Housing, The O’Malley Apartments Rev., 2.37%, 7/1/2020 (d)	8,500	8,534

Washington State Housing Finance Commission, Transforming Age Projects Series 2019B, Rev., 2.38%, 1/1/2026 (f)	3,500	3,520

		25,981

Utility — 0.5%

City of Seattle, Municipal Light and Power Improvement Rev., 5.00%, 9/1/2021	20	21

Energy Northwest, Columbia Generating Station Series 2012A, Rev., 5.00%, 7/1/2020	18,750	19,010

		19,031

Water & Sewer — 0.2%

Cascade Water Alliance Rev., 5.00%, 1/1/2021	20	21

City of Seattle, Wastewater System Improvement Rev., 5.00%, 9/1/2020	25	25

County of King, Junior Lien, Sewer Rev., 2.45%, 12/1/2020 (d)	6,615	6,635

		6,681

Total Washington		81,980

West Virginia — 0.1%

General Obligation — 0.0% (b)

Berkeley County Board of Education, Public School

GO, 3.00%, 5/1/2020	830	833

GO, 3.00%, 5/1/2021	395	404

GO, 4.00%, 5/1/2022	600	638

GO, 5.00%, 5/1/2025	360	430

		2,305

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (d)	3,805	3,941

Total West Virginia		6,246

Wisconsin — 3.0%

Education — 0.6%

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	58

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C-1, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 1.50%, 3/10/2020 (g)	21,865	21,896

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2020	155	158

Series 2017A, Rev., 5.00%, 9/1/2021	160	168

Wisconsin Health and Educational Facilities Authority, Hmong American Peace Academy

Rev., 4.00%, 3/15/2022	110	116

Rev., 4.00%, 3/15/2023	120	129

Rev., 4.00%, 3/15/2024	120	132

Rev., 4.00%, 3/15/2025	125	140

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019B-3, Rev., 2.25%, 11/1/2026	4,000	4,058

		26,855

General Obligation — 0.5%

Big Foot Union High School District

Series 2019, GO, 4.00%, 3/1/2020	100	100

Series 2019, GO, 4.00%, 3/1/2021	130	134

Series 2019, GO, 4.00%, 3/1/2022	100	106

Series 2019, GO, 4.00%, 3/1/2023	115	125

City of Fort Atkinson

GO, 3.00%, 2/1/2021	115	117

GO, 3.00%, 2/1/2022	120	125

GO, 4.00%, 2/1/2023	230	249

City of Kenosha GO, 3.00%, 2/1/2021	1,000	1,019

City of Middletown

GO, 3.00%, 3/1/2020	200	200

GO, 3.00%, 3/1/2021	355	363

City of Oak Creek

GO, 3.00%, 4/1/2021	335	342

GO, 3.00%, 4/1/2022	135	141

GO, 3.00%, 4/1/2023	180	191

City of Racine

Series 2019B, GO, 4.00%, 6/1/2021	120	124

Series 2019B, GO, 4.00%, 12/1/2021	165	174

Series 2019B, GO, 4.00%, 12/1/2022	145	157

Series 2019B, GO, 5.00%, 12/1/2023	125	143

City of Shawano, Promissory Notes

Series 2019, GO, 3.00%, 4/1/2020	150	150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	123

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 29, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2019, GO, 3.00%, 4/1/2021	250	256

Series 2019, GO, 3.00%, 4/1/2022	140	146

Series 2019, GO, 3.00%, 4/1/2023	150	158

City of Watertown, Promissory Notes

GO, 3.00%, 6/1/2023	125	133

GO, 3.00%, 6/1/2024	425	460

City of Waukesha

Series 2019C, GO, 3.00%, 10/1/2020	575	582

Series 2019C, GO, 3.00%, 10/1/2021	450	465

Series 2019C, GO, 3.00%, 10/1/2022	425	448

Series 2019C, GO, 3.00%, 10/1/2023	350	376

County of Douglas

GO, 5.00%, 2/1/2021	350	363

GO, 5.00%, 2/1/2022	520	561

County of Manitowoc

GO, AGM, 3.00%, 11/1/2022	50	52

GO, AGM, 3.00%, 11/1/2023	150	160

County of Manitowoc, Promissory Notes

GO, AGM, 3.00%, 4/1/2021	350	358

GO, AGM, 3.00%, 4/1/2022	875	910

GO, AGM, 3.00%, 4/1/2023	895	947

GO, AGM, 4.00%, 4/1/2024	680	759

County of Rusk, Promissory Notes

GO, 3.00%, 3/1/2021	200	204

GO, 3.00%, 3/1/2022	130	135

GO, 3.00%, 3/1/2023	260	275

GO, 3.00%, 3/1/2024	270	290

Eleva-Strum School District

GO, 3.00%, 4/1/2020	230	230

GO, 3.00%, 4/1/2021	450	460

Gale-Ettrick-Trempealeau School District

GO, 2.00%, 4/1/2020	85	85

GO, 2.00%, 4/1/2021	50	50

GO, 2.00%, 4/1/2022	105	107

GO, 2.00%, 4/1/2023	130	133

Gibraltar Area School District

GO, 4.00%, 3/1/2020	440	440

GO, 4.00%, 3/1/2021	700	722

GO, 4.00%, 3/1/2022	315	334

Lakeshore Technical College District

Series 2019A, GO, 3.00%, 3/1/2022	75	78

Series 2019A, GO, 3.00%, 3/1/2023	110	117

Series 2019A, GO, 3.00%, 3/1/2024	405	434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	435

Poynette School District

GO, 3.00%, 4/1/2020	125	125

GO, 3.00%, 4/1/2021	100	102

GO, 3.00%, 4/1/2022	340	354

GO, 3.00%, 4/1/2023	265	281

Randall Consolidated School Joint No. 1

GO, 4.00%, 3/1/2020	380	380

GO, 4.00%, 3/1/2021	175	180

Village of Menomonee Falls, Promissory Note Series A, GO, 3.00%, 6/1/2021	270	277

Village of Mount Pleasant

Series 2019A, GO, 3.00%, 3/1/2020	100	100

Series 2019A, GO, 3.00%, 3/1/2021	285	290

Series 2019A, GO, 3.00%, 3/1/2022	265	275

Series 2019A, GO, 5.00%, 3/1/2023	380	424

Village of Pulaski GO, AGM, 3.00%, 4/1/2020	160	160

Western Technical College District, Promissory Notes Series 2019C, GO, 3.00%, 4/1/2020	150	150

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021	130	134

GO, AGM, 4.00%, 3/1/2022	260	276

GO, AGM, 4.00%, 3/1/2023	280	305

		19,436

Hospital — 1.4%

University of Wisconsin Hospitals and Clinics Series 2018C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.30%, 3/2/2020 (d)	25,430	25,430

Wisconsin Health and Educational Facilities Authority, Medical College Series 2008B, Rev., VRDO, LOC: U.S. Bank NA, 1.23%, 3/2/2020 (d)	32,930	32,930

		58,360

Other Revenue — 0.3%

City of Kaukauna, Storm Water System Series 2019D, Rev., BAN, 2.63%, 9/1/2024	660	683

Village of DeForest Series C, Rev., RAN, 3.00%, 5/1/2023	4,865	4,985

Village of Howard Rev., RAN, 2.00%, 12/1/2021	6,965	7,018

		12,686

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.1%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	2,135	2,165

Series 1, Rev., 5.00%, 7/1/2021	25	26

		2,191

Utility — 0.1%

WPPI Energy, Power Supply System Series A, Rev., 5.00%, 7/1/2020	3,275	3,320

Water & Sewer — 0.0% (b)

City of Kaukauna, Sanitary Sewer System Series 2019C, Rev., BAN, 2.63%, 9/1/2024	510	527

Total Wisconsin		123,375

Total Municipal Bonds (Cost $4,317,931)		4,338,514

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (h) (i) (Cost $50,592)	50,592	50,592

Total Investments — 105.6% (Cost $4,368,523)		4,389,106
Liabilities in Excess of Other Assets — (5.6)%		(231,595)

NET ASSETS — 100.0%		4,157,511

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association

TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2020.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2020.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	125

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund		JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$506,690	$277,041		$1,637,600
Investments in affiliates, at value	44,883	13,683		48,403
Cash	37	—		—
Receivables:
Investment securities sold	110	239		8,369
Investment securities sold — delayed delivery securities	6,644	215		—
Fund shares sold	1,768	687		1,916
Interest from non-affiliates	4,666	2,419		14,873
Dividends from affiliates	27	14		54

Total Assets	564,825	294,298		1,711,215

LIABILITIES:
Payables:
Investment securities purchased	13,388	2,588		8,096
Investment securities purchased — delayed delivery securities	15,377	5,769		31,551
Fund shares redeemed	1,009	348		9,820
Accrued liabilities:
Investment advisory fees	87	53		200
Administration fees	2	9		19
Distribution fees	58	26		13
Service fees	23	18		35
Custodian and accounting fees	20	14		20
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)
Other	105	53		94

Total Liabilities	30,069	8,878		49,848

Net Assets	$534,756	$285,420		$1,661,367

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$503,098	$270,730	$1,608,321
Total distributable earnings (loss)	31,658	14,690	53,046

Total Net Assets	$534,756	$285,420	$1,661,367

Net Assets:
Class A	$194,623	$96,844	$53,408
Class C	37,623	12,868	4,303
Class I	296,450	114,772	641,836
Class R6	6,060	60,936	961,820

Total	$534,756	$285,420	$1,661,367

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,315	9,664	4,919
Class C	3,161	1,298	393
Class I	24,854	11,540	58,798
Class R6	508	6,129	88,149
Net Asset Value (a):
Class A — Redemption price per share	$11.93	$10.02	$10.86
Class C — Offering price per share (b)	11.90	9.92	10.96
Class I — Offering and redemption price per share	11.93	9.95	10.92
Class R6 — Offering and redemption price per share	11.93	9.94	10.91
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.39	$10.41	$11.11

Cost of investments in non-affiliates	$475,530	$261,855	$1,570,987
Cost of investments in affiliates	44,883	13,683	48,402

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	127

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 29, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$535,940	$4,338,514
Investments in affiliates, at value	27,433	50,592
Cash	—	—	(a)
Deposits at broker for futures contracts	190	—
Receivables:
Investment securities sold	559	590
Investment securities sold — delayed delivery securities	434	—
Fund shares sold	2,797	19,977
Interest from non-affiliates	4,915	25,193
Dividends from affiliates	19	109
Due from adviser	—	16

Total Assets	572,287	4,434,991

LIABILITIES:
Payables:
Investment securities purchased	6,233	64,191
Investment securities purchased — delayed delivery securities	12,487	191,098
Fund shares redeemed	1,285	20,984
Variation margin on futures contracts	186	—
Accrued liabilities:
Investment advisory fees	120	—
Administration fees	29	—
Distribution fees	60	16
Service fees	13	726
Custodian and accounting fees	19	39
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	77	426

Total Liabilities	20,509	277,480

Net Assets	$551,778	$4,157,511

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$513,814	$4,138,364
Total distributable earnings (loss)	37,964	19,147

Total Net Assets	$551,778	$4,157,511

Net Assets:
Class A	$231,815	$106,625
Class C	26,965	—
Class I	177,584	4,050,886
Class R6	115,414	—

Total	$551,778	$4,157,511

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,307	10,577
Class C	2,148	—
Class I	14,086	402,172
Class R6	9,157	—

Net Asset Value (a):
Class A — Redemption price per share	$12.66	$10.08
Class C — Offering price per share (b)	12.55	—
Class I — Offering and redemption price per share	12.61	10.07
Class R6 — Offering and redemption price per share	12.60	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.15	$10.31

Cost of investments in non-affiliates	$489,103	$4,317,931
Cost of investments in affiliates	27,432	50,592

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	129

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2020

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,000		$6,138	$33,562
Interest income from affiliates	—	(a)	— (a)	1
Dividend income from non-affiliates	26		—	—
Dividend income from affiliates	350		153	1,071

Total investment income	11,376		6,291	34,634

EXPENSES:
Investment advisory fees	1,154		695	3,977
Administration fees	247		174	1,193
Distribution fees:
Class A	268		187	106
Class C	203		97	32
Service fees:
Class A	268		187	106
Class C	68		32	11
Class I	480		223	1,547
Custodian and accounting fees	113		67	181
Interest expense to affiliates	—	(a)	— (a)	—
Professional fees	101		73	80
Trustees’ and Chief Compliance Officer’s fees	26		26	31
Printing and mailing costs	28		12	81
Registration and filing fees	164		73	89
Transfer agency fees (See Note 2.I.)	6		7	16
Other	17		13	23

Total expenses	3,143		1,866	7,473

Less fees waived	(1,026)		(601)	(3,815)
Less expense reimbursements	(68)		—	(7)

Net expenses	2,049		1,265	3,651

Net investment income (loss)	9,327		5,026	30,983

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,190		(361)	5,375
Investments in affiliates	(3)		(1)	2

Net realized gain (loss)	1,187		(362)	5,377

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	28,740		11,661	49,004
Investments in affiliates	—	(a)	— (a)	1

Change in net unrealized appreciation/depreciation	28,740		11,661	49,005

Net realized/unrealized gains (losses)	29,927		11,299	54,382

Change in net assets resulting from operations	$39,254		$16,325	$85,365

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,622	$54,911
Interest income from affiliates	1	2
Dividend income from non-affiliates	1	—
Dividend income from affiliates	239	1,519

Total investment income	14,863	56,432

EXPENSES:
Investment advisory fees	1,369	5,036
Administration fees	342	2,518
Distribution fees:
Class A	435	137
Class C	208	—
Service fees:
Class A	435	137
Class C	69	—
Class I	390	8,257
Custodian and accounting fees	149	335
Interest expense to affiliates	3	95
Professional fees	97	92
Trustees’ and Chief Compliance Officer’s fees	27	38
Printing and mailing costs	23	44
Registration and filing fees	104	245
Transfer agency fees (See Note 2.I.)	18	24
Other	14	95

Total expenses	3,683	17,053

Less fees waived	(1,093)	(8,575)

Net expenses	2,590	8,478

Net investment income (loss)	12,273	47,954

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	765	(652)
Investments in affiliates	(1)	17
Futures contracts	(1,286)	—

Net realized gain (loss)	(522)	(635)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	34,170	17,937
Investments in affiliates	1	—
Futures contracts	(292)	—

Change in net unrealized appreciation/depreciation	33,879	17,937

Net realized/unrealized gains (losses)	33,357	17,302

Change in net assets resulting from operations	$45,630	$65,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	131

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,327	$4,042	$5,026	$4,845
Net realized gain (loss)	1,187	248	(362)	17
Change in net unrealized appreciation/depreciation	28,740	1,124	11,661	1,465

Change in net assets resulting from operations	39,254	5,414	16,325	6,327

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,137)	(1,161)	(1,506)	(1,687)
Class C	(644)	(485)	(188)	(306)
Class I	(5,749)	(2,376)	(2,040)	(2,044)
Class R6 (a)	(103)	(4)	(1,287)	(1,817)

Total distributions to shareholders	(9,633)	(4,026)	(5,021)	(5,854)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	346,641	52,086	75,558	(19,210)

NET ASSETS:
Change in net assets	376,262	53,474	86,862	(18,737)
Beginning of period	158,494	105,020	198,558	217,295

End of period	$534,756	$158,494	$285,420	$198,558

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,983	$31,530	$12,273	$12,567
Net realized gain (loss)	5,377	(4,496)	(522)	(1,860)
Distributions of capital gains received from investment company non-affiliates	—	—	—	8
Change in net unrealized appreciation/depreciation	49,005	18,414	33,879	555

Change in net assets resulting from operations	85,365	45,448	45,630	11,270

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(652)	(498)	(4,479)	(4,427)
Class C	(41)	(53)	(558)	(780)
Class I	(12,180)	(27,873)	(4,385)	(6,496)
Class R6 (a)	(18,526)	(3,081)	(2,816)	(871)

Total distributions to shareholders	(31,399)	(31,505)	(12,238)	(12,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	129,277	(255,405)	135,787	67,878

NET ASSETS:
Change in net assets	183,243	(241,462)	169,179	66,574
Beginning of period	1,478,124	1,719,586	382,599	316,025

End of period	$1,661,367	$1,478,124	$551,778	$382,599

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	133

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,954	$35,149
Net realized gain (loss)	(635)	(280)
Change in net unrealized appreciation/depreciation	17,937	5,321

Change in net assets resulting from operations	65,256	40,190

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(694)	(289)
Class I	(47,204)	(34,837)

Total distributions to shareholders	(47,898)	(35,126)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,051,707	1,018,313

NET ASSETS:
Change in net assets	1,069,065	1,023,377
Beginning of period	3,088,446	2,065,069

End of period	$4,157,511	$3,088,446

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$157,088	$20,871	$44,590	$12,450
Distributions reinvested	3,085	1,119	1,476	1,650
Cost of shares redeemed	(18,889)	(13,888)	(12,912)	(20,462)

Change in net assets resulting from Class A capital transactions	$141,284	$8,102	$33,154	$(6,362)

Class C
Proceeds from shares issued	$22,062	$3,949	$4,262	$1,885
Distributions reinvested	619	453	176	282
Cost of shares redeemed	(5,415)	(5,304)	(5,022)	(4,495)

Change in net assets resulting from Class C capital transactions	$17,266	$(902)	$(584)	$(2,328)

Class I
Proceeds from shares issued	$221,490	$73,404	$49,981	$27,767
Distributions reinvested	5,733	2,340	1,971	1,985
Cost of shares redeemed	(43,564)	(32,194)	(15,978)	(26,769)

Change in net assets resulting from Class I capital transactions	$183,659	$43,550	$35,974	$2,983

Class R6 (a)
Proceeds from shares issued	$5,577	$1,359	$14,651	$29,141
Distributions reinvested	102	4	1,269	1,807
Cost of shares redeemed	(1,247)	(27)	(8,906)	(44,451)

Change in net assets resulting from Class R6 capital transactions	$4,432	$1,336	$7,014	$(13,503)

Total change in net assets resulting from capital transactions	$346,641	$52,086	$75,558	$(19,210)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	135

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	13,674	1,939	4,540	1,312
Reinvested	268	104	151	174
Redeemed	(1,633)	(1,291)	(1,318)	(2,157)

Change in Class A Shares	12,309	752	3,373	(671)

Class C
Issued	1,928	367	441	201
Reinvested	54	42	18	30
Redeemed	(473)	(493)	(518)	(480)

Change in Class C Shares	1,509	(84)	(59)	(249)

Class I
Issued	19,345	6,812	5,130	2,949
Reinvested	498	218	202	211
Redeemed	(3,786)	(2,991)	(1,639)	(2,843)

Change in Class I Shares	16,057	4,039	3,693	317

Class R6 (a)
Issued	485	125	1,508	3,084
Reinvested	9	— (b)	131	193
Redeemed	(109)	(2)	(920)	(4,719)

Change in Class R6 Shares	385	123	719	(1,442)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,090	$12,978	$122,167	$27,996
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	21,528
Distributions reinvested	648	493	4,347	4,255
Cost of shares redeemed	(14,332)	(12,624)	(40,378)	(50,846)

Change in net assets resulting from Class A capital transactions	$18,406	$847	$86,136	$2,933

Class C
Proceeds from shares issued	$2,099	$837	$6,842	$3,406
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	6,298
Distributions reinvested	34	45	539	757
Cost of shares redeemed	(2,564)	(2,741)	(10,107)	(7,789)

Change in net assets resulting from Class C capital transactions	$(431)	$(1,859)	$(2,726)	$2,672

Class I
Proceeds from shares issued	$310,487	$506,582	$56,040	$75,091
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	76,798
Distributions reinvested	11,873	27,411	4,060	6,079
Cost of shares redeemed	(275,025)	(1,650,500)	(29,103)	(181,002)

Change in net assets resulting from Class I capital transactions	$47,335	$(1,116,507)	$30,997	$(23,034)

Class R6 (a)
Proceeds from shares issued	$300,185	$940,450	$37,282	$95,064
Distributions reinvested	18,420	3,081	2,816	871
Cost of shares redeemed	(254,638)	(81,417)	(18,718)	(10,628)

Change in net assets resulting from Class R6 capital transactions	$63,967	$862,114	$21,380	$85,307

Total change in net assets resulting from capital transactions	$129,277	$(255,405)	$135,787	$67,878

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	137

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 29, 2020	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,003	1,248	9,980	2,382
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	1,824
Reinvested	60	48	355	363
Redeemed	(1,341)	(1,215)	(3,309)	(4,325)

Change in Class A Shares	1,722	81	7,026	244

Class C
Issued	194	81	565	293
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	538
Reinvested	3	4	45	65
Redeemed	(238)	(262)	(835)	(670)

Change in Class C Shares	(41)	(177)	(225)	226

Class I
Issued	28,928	48,416	4,611	6,441
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	6,534
Reinvested	1,106	2,627	334	520
Redeemed	(25,587)	(157,651)	(2,400)	(15,581)

Change in Class I Shares	4,447	(106,608)	2,545	(2,086)

Class R6 (a)
Issued	27,999	89,640	3,067	8,243
Reinvested	1,717	293	231	75
Redeemed	(23,752)	(7,748)	(1,547)	(912)

Change in Class R6 Shares	5,964	82,185	1,751	7,406

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 29, 2020	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,084	$167,723
Distributions reinvested	694	289
Cost of shares redeemed	(78,616)	(101,733)

Change in net assets resulting from Class A capital transactions	$39,162	$66,279

Class I
Proceeds from shares issued	$3,458,713	$2,716,009
Distributions reinvested	47,013	34,620
Cost of shares redeemed	(2,493,181)	(1,798,595)

Change in net assets resulting from Class I capital transactions	$1,012,545	$952,034

Total change in net assets resulting from capital transactions	$1,051,707	$1,018,313

SHARE TRANSACTIONS:
Class A
Issued	11,622	16,758
Reinvested	69	29
Redeemed	(7,822)	(10,156)

Change in Class A Shares	3,869	6,631

Class I
Issued	344,011	271,523
Reinvested	4,680	3,462
Redeemed	(248,088)	(179,780)

Change in Class I Shares	100,603	95,205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan High Yield Municipal Fund
Class A
Year Ended February 29, 2020	$10.88	$0.32	$1.05	$1.37	$(0.31)	$(0.01)	$(0.32)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)	—	(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)	—	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)	—	(0.29)
Year Ended February 29, 2016	11.03	0.29	(0.04)	0.25	(0.29)	—	(0.29)

Class C
Year Ended February 29, 2020	10.85	0.27	1.05	1.32	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)	—	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)	—	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)	—	(0.23)
Year Ended February 29, 2016	11.01	0.23	(0.03)	0.20	(0.24)	—	(0.24)

Class I
Year Ended February 29, 2020	10.87	0.34	1.06	1.40	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)	—	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)	—	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)	—	(0.30)
Year Ended February 29, 2016	11.03	0.30	(0.04)	0.26	(0.30)	—	(0.30)

Class R6
Year Ended February 29, 2020	10.87	0.35	1.06	1.41	(0.34)	(0.01)	(0.35)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.93	12.81%	$194,623	0.64%	2.80%	1.06%	18%
10.88	4.28	43,565	0.64	3.32	1.22	130
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16
10.99	2.32	48,716	0.65	2.61	1.18	19

11.90	12.29	37,623	1.14	2.34	1.57	18
10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16
10.97	1.80	24,452	1.15	2.11	1.70	19

11.93	13.02	296,450	0.54	2.92	0.81	18
10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16
10.99	2.42	47,524	0.55	2.71	0.93	19

11.93	13.12	6,060	0.44	3.01	0.56	18
10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Year Ended February 29, 2020	$9.55	$0.20		$0.47	$0.67	$(0.20)	$—	$(0.20)
Year Ended February 28, 2019	9.52	0.21		0.08	0.29	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)

Class C
Year Ended February 29, 2020	9.45	0.14		0.47	0.61	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)

Class I
Year Ended February 29, 2020	9.48	0.22		0.47	0.69	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)

Class R6
Year Ended February 29, 2020	9.48	0.23		0.46	0.69	(0.23)	—	(0.23)
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$10.02	7.04%	$96,844	0.70%	2.02%		0.99%	7%
9.55	3.15	60,078	0.70	2.26		1.01	13
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22

9.92	6.52	12,868	1.25	1.49		1.51	7
9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22

9.95	7.36	114,772	0.44	2.28		0.74	7
9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22

9.94	7.36	60,936	0.34	2.38		0.49	7
9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 29, 2020	$10.49	$0.16	$0.37	$0.53	$(0.16)	$—	$(0.16)
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)

Class C
Year Ended February 29, 2020	10.59	0.11	0.37	0.48	(0.11)	—	(0.11)
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)

Class I
Year Ended February 29, 2020	10.55	0.21	0.37	0.58	(0.21)	—	(0.21)
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)

Class R6
Year Ended February 29, 2020	10.54	0.21	0.38	0.59	(0.22)	—	(0.22)
October 1, 2018 (f) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.86	5.12%	$53,408	0.70%	1.48%	0.86%	24%
10.49	2.55	33,554	0.70	1.54	0.86	42
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39

10.96	4.52	4,303	1.20	0.99	1.36	24
10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39

10.92	5.56	641,836	0.24	1.94	0.61	24
10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39

10.91	5.61	961,820	0.19	1.99	0.36	24
10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 29, 2020	$11.77	$0.32	$0.89	$1.21		$(0.32)	$—	$(0.32)
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35		(0.40)	—	(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44		(0.47)	(0.10)	(0.57)

Class C
Year Ended February 29, 2020	11.67	0.25	0.87	1.12		(0.24)	—	(0.24)
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36		(0.38)	(0.10)	(0.48)

Class I
Year Ended February 29, 2020	11.72	0.34	0.89	1.23		(0.34)	—	(0.34)
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47		(0.49)	(0.10)	(0.59)

Class R6
Year Ended February 29, 2020	11.72	0.35	0.88	1.23		(0.35)	—	(0.35)
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.66	10.37%	$231,815	0.67%	2.58%	0.97%	31%
11.77	3.00	132,813	0.67	3.40	1.00	53
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94

12.55	9.73	26,965	1.25	2.05	1.48	31
11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94

12.61	10.66	177,584	0.45	2.82	0.72	31
11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94

12.60	10.63	115,414	0.40	2.87	0.47	31
11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 29, 2020	$10.03	$0.12	$0.06	$0.18	$(0.13)
Year Ended February 28, 2019	10.01	0.13	— (f)	0.13	(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Year Ended February 29, 2020	10.02	0.14	0.05	0.19	(0.14)
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.08	1.76%	$106,625	0.45%		1.23%		0.76%		48%
10.03	1.33	67,256	0.44		1.32		0.77		50
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.07	1.96	4,050,886	0.25		1.43		0.50		48
10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan High Yield Municipal Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6(2)	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6(2)	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

(1)	Class R6 Shares commenced operations on November 1, 2018 for JPMorgan High Yield Municipal Fund.
(2)	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

150	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

High Yield Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$—	$—	$3	$3
Municipal Bonds	—	506,687	—	506,687
Short-Term Investments
Investment Companies	44,883	—	—	44,883

Total Investments in Securities	$44,883	$506,687	$3	$551,573

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds
Oklahoma
Housing	$—	$476	$—	$476
Other Revenue	—	—	7	7

Total Oklahoma	—	476	7	483

Other Municipal Bonds	—	276,558	—	276,558

Total Municipal Bonds	—	277,034	7	277,041

Short-Term Investments
Investment Companies	13,683	—	—	13,683

Total Investments in Securities	$13,683	$277,034	$7	$290,724

Short-Intermediate Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$48,403	$1,637,600	$—	$1,686,003

Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Municipal Bonds	$—	$535,940	$—		$535,940
Warrants	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	27,433	—	—		27,433

Total Investments in Securities	$27,433	$535,940	$—	(b)	$563,373

Depreciation in Other Financial Instruments
Futures Contracts	$(259)	$—	$—		$(259)

Ultra-Short Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$50,592	$4,338,514	$—	$4,389,106

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of February 29, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — High Yield Municipal Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan

152	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the funds may be able to enforce their rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

At February 29, 2020, the Fund did not have any loan assignments.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of February 29, 2020, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2020 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of February 29, 2020.

E. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 29, 2020 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts — Interest:
Average Notional Balance Short	$17,372
Ending Notional Balance Short	16,705

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Securities Lending —The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended February 29, 2020.

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

High Yield Municipal Fund

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (a)(b)	$12,206	$284,407	$251,727	$(3)	$—	(c)	$44,883	44,883	$350	$—

Municipal Income Fund

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (a)(b)	$14,034	$90,490	$90,840	$(1)	$—	(c)	$13,683	13,683	$153	$—

154	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

Short-Intermediate Municipal Bond Fund

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (a)(b)	$47,778	$670,263	$669,641	$2	$1	$48,403	48,403	$1,071	$—

Tax Free Bond Fund

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (a)(b)	$7,778	$237,860	$218,205	$(1)	$1	$27,433	27,433	$239	$—

Ultra-Short Municipal Fund

For the year ended February 29, 2020
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2020	Shares at February 29, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.02% (a)(b)	$106,738	$3,112,404	$3,168,567	$17	$—	$50,592	50,592	$1,519	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2020.
(c)	Amount rounds to less than one thousand.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each share class of the Funds for the year ended February 29, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$2		$1		$3	$—	(a)	$6

Municipal Income Fund
Transfer agency fees	2		2		2	1		7

Short-Intermediate Municipal Bond Fund
Transfer agency fees	3		—	(a)	6	7		16

Tax Free Bond Fund
Transfer agency fees	11		1		5	1		18

Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a		24	n/a		24

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 29, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
High Yield Municipal Fund	$(27)	$9	$18
Municipal Income Fund	(2)	1	1
Short-Intermediate Municipal Bond Fund	1,220	(382)	(838)
Tax Free Bond Fund	8	(9)	1
Ultra-Short Municipal Fund	329	(317)	(12)

The reclassifications for the Funds relate primarily to callable bonds.

L. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were

156	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
High Yield Municipal Fund	8	(8)
Municipal Income Fund	2	(2)
Short-Intermediate Municipal Bond Fund	(1,220)	1,220
Tax Free Bond Fund	(8)	8
Ultra-Short Municipal Fund	(329)	329

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Municipal Income Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended February 29, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
High Yield Municipal Fund	$30	$—
Municipal Income Fund	6	—
Short-Intermediate Municipal Bond Fund	4	—
Tax Free Bond Fund	20	—	(a)
Ultra-Short Municipal Fund	1	—

(a)	Amount rounds to less than one thousand.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Municipal Income Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund	0.65%	1.15%	0.55%	0.45%
Municipal Income Fund	0.70	1.25	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

The expense limitation agreements were in effect for the year ended February 29, 2020 and are in place until at least June 30, 2020. For the year ended February 29, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
High Yield Municipal Fund	$225	$148	$623	$996	$68
Municipal Income Fund	194	130	263	587	—
Short-Intermediate Municipal Bond Fund	1,486	989	1,246	3,721	7
Tax Free Bond Fund	183	121	767	1,071	—
Ultra-Short Municipal Fund	5,036	2,518	876	8,430	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

158	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended February 29, 2020 were as follows (amounts in thousands):

High Yield Municipal Fund	$30
Municipal Income Fund	14
Short-Intermediate Municipal Bond Fund	94
Tax Free Bond Fund	22
Ultra-Short Municipal Fund	145

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 29, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
High Yield Municipal Fund	$389,394	$57,448
Municipal Income Fund	89,772	15,344
Short-Intermediate Municipal Bond Fund	522,979	364,164
Tax Free Bond Fund	266,643	137,427
Ultra-Short Municipal Fund	2,825,838	1,455,998

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$520,392	$31,191	$10	$31,181
Municipal Income Fund	275,536	15,194	6	15,188
Short-Intermediate Municipal Bond Fund	1,620,257	65,753	7	65,746
Tax Free Bond Fund	516,251	47,122	259	46,863
Ultra-Short Municipal Fund	4,368,854	20,254	2	20,252

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended February 29, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$623	$9,010	$9,633
Municipal Income Fund	1	5,020	5,021
Short-Intermediate Municipal Bond Fund	7	31,392	31,399
Tax Free Bond Fund	13	12,225	12,238
Ultra-Short Municipal Fund	5	47,893	47,898

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

The tax character of distributions paid during the year ended February 28, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$431	$—	$3,595	$4,026
Municipal Income Fund	86	1,003	4,765	5,854
Short-Intermediate Municipal Bond Fund	830	—	30,675	31,505
Tax Free Bond Fund	188	—	12,386	12,574
Ultra-Short Municipal Fund	1,967	—	33,159	35,126

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 29, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$414	$—	$80	$31,190
Municipal Income Fund	—	(338)	26	15,190
Short-Intermediate Municipal Bond Fund	—	(11,505)	102	64,526
Tax Free Bond Fund	—	(8,476)	41	46,855
Ultra-Short Municipal Fund	—	(905)	238	19,922

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals.

As of February 29, 2020, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Municipal Income Fund	$11	$327
Short-Intermediate Municipal Bond Fund	10,296	1,209
Tax Free Bond Fund	4,612	3,864
Ultra-Short Municipal Fund	554	351

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2020, the Funds deferred to March 1, 2020 the following net capital losses and specified ordinary losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Municipal Income Fund	$7	$129
Tax Free Bond Fund	108	275
Ultra-Short Municipal Fund	93	(11)

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$159	$221
Short-Intermediate Municipal Bond Fund	4,157	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

160	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

The Funds had no borrowings outstanding from another fund during the year ended February 29, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended February 29, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 29, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	16.8%	3	36.7%
Municipal Income Fund	1	53.0	2	27.1
Short-Intermediate Municipal Bond Fund	1	89.4	—	—
Tax Free Bond Fund	1	53.6	1	17.8
Ultra-Short Municipal Fund	1	94.9	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts, TBA securities and insurance linked securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 29, 2020 (continued)

general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

162	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2019, are as follows (amounts in thousands):

Net investment income (loss)	$13,209
Net realized/unrealized gains (losses)	(1,761)

Change in net assets resulting from operations	$11,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	163

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan High Yield Municipal Fund, JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan High Yield Municipal Fund (one of the funds constituting JPMorgan Trust I), JPMorgan Municipal Income Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of February 29, 2020 and held by the custodian and confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 28, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

164	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	165

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	127	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	127	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	127	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

166	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	167

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

168	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2019, and continued to hold your shares at the end of the reporting period, February 29, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
Class A
Actual	$1,000.00	$1,038.40	$3.24	0.64%
Hypothetical	1,000.00	1,021.68	3.22	0.64
Class C
Actual	1,000.00	1,036.00	5.77	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class I
Actual	1,000.00	1,038.90	2.74	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,039.40	2.23	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan Municipal Income Fund
Class A
Actual	1,000.00	1,021.70	3.52	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class C
Actual	1,000.00	1,019.10	6.28	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class I
Actual	1,000.00	1,023.10	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	1,022.60	1.71	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	169

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	$1,000.00	$1,016.70	$3.51	0.70%
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class C
Actual	1,000.00	1,014.80	6.01	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class I
Actual	1,000.00	1,019.70	1.21	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Class R6
Actual	1,000.00	1,019.10	0.95	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19

JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	1,033.70	3.39	0.67
Hypothetical	1,000.00	1,021.53	3.37	0.67
Class C
Actual	1,000.00	1,031.00	6.31	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class I
Actual	1,000.00	1,035.00	2.23	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	1,035.20	1.97	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39

JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,006.60	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class I
Actual	1,000.00	1,007.60	1.25	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

170	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Funds. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

FEBRUARY 29, 2020	J.P. MORGAN MUNICIPAL BOND FUNDS	171

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 29, 2020 (amounts in thousands):

Exempt Distributions Paid
JPMorgan High Yield Municipal Fund	$9,010
JPMorgan Municipal Income Fund	5,020
JPMorgan Short-Intermediate Municipal Bond Fund	31,392
JPMorgan Tax Free Bond Fund	12,225
JPMorgan Ultra-Short Municipal Fund	47,893

172	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 29, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. February 2020.	AN-MUNIBOND-220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $178,251

2019 – $373,127

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $31,710

2019 – $44,570

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $55,347

2019 – $73,632

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $24.8 million

2018 – $32.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 6, 2020